UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934
PRELIMINARY COPY — SUBJECT TO COMPLETION
Filed by the Registrant
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Filed by a Party other than the Registrant
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Preliminary Proxy Statement

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Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

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Definitive Proxy Statement

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Definitive Additional Materials

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Soliciting Material under §240.14a-12

GAMING PARTNERS INTERNATIONAL CORPORATION

(Name of Registrant as Specified In Its Charter)
N/A

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check the appropriate box):
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No fee required.

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Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)
Title of each class of securities to which transaction applies:

Common stock, par value $0.01 per share, of Gaming Partners International Corporation

(2)
Aggregate number of securities to which transaction applies:

8,315,844 shares of common stock, which consist of: (A) 8,085,594 shares of common stock issued and outstanding as of December 28, 2018; and (B) 230,250 shares of common stock underlying options to purchase shares of common stock outstanding as of December 28, 2018 with an exercise price below $13.75.

(3)
Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

In accordance with Exchange Act Rule 0-11, the filing fee was determined by multiplying 0.0001212 by the underlying value of the transaction of $112,420,268, which has been calculated as the sum of: (A) the product of 8,085,594 shares of common stock issued and outstanding as of December 28, 2018 and the merger consideration of  $13.75 per share; plus (B) the product of: (i) 230,250 shares of common stock underlying options to purchase shares of common stock outstanding as of December 28, 2018 with an exercise price below $13.75 and (ii) the difference between $13.75 per share and the weighted-average exercise price of such options of  $8.35 per share.

(4)
Proposed maximum aggregate value of transaction:

$112,420,268

(5)
Total fee paid:

$13,625.34

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Fee paid previously with preliminary materials.

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Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)
Amount Previously Paid:

(2)
Form, Schedule or Registration Statement No.:

(3)
Filing Party:

(4)
Date Filed:

GAMING PARTNERS INTERNATIONAL CORPORATION
3945 West Cheyenne Avenue, Suite 208
North Las Vegas, Nevada 89032
(702) 384-2425
PRELIMINARY COPY — SUBJECT TO COMPLETION
MERGER PROPOSAL — YOUR VOTE IS VERY IMPORTANT
[•], 2019
Dear Stockholder:
We cordially invite you to attend a special meeting of stockholders of Gaming Partners International Corporation, a Nevada corporation, which we refer to as “GPIC,” the “Company,” “we,” “us” or “our” in the accompanying proxy statement, to be held on [•], 2019 at [•] local time, at [•].
On November 27, 2018, we entered into an agreement and plan of merger, which, as it may be amended from time to time, we refer to as the “merger agreement,” with Angel Holdings Godo Kaisha, a company organized under the laws of Japan, which we refer to as “Angel” in the accompanying proxy statement, and AGL Nevada Corporation, a Nevada corporation and a wholly owned subsidiary of Angel, which we refer to as “Merger Sub” in the accompanying proxy statement. Pursuant to the terms of the merger agreement, Merger Sub will merge with and into GPIC, which we refer to as the “merger” in the accompanying proxy statement, with GPIC continuing as the surviving corporation and becoming a wholly owned subsidiary of Angel. If the merger is completed, you will not own any shares of the surviving corporation. At the special meeting, we will ask you to consider and vote upon a proposal to approve the merger agreement by and among GPIC, Angel and Merger Sub, thereby approving the merger, and certain other matters as set forth in the stockholder notice and the accompanying proxy statement.
If the merger is completed, you will be entitled to receive $13.75 in cash, without interest and less any applicable withholding taxes, for each share of GPIC common stock you own at the effective time of the merger.
The receipt of cash in exchange for shares of our common stock in the merger will generally be a taxable transaction to “U.S. holders” for U.S. federal income tax purposes. See the section entitled “Proposal 1: Approval of the Merger Agreement — Material U.S. Federal Income Tax Consequences of the Merger for U.S. Holders” beginning on page 53 of the accompanying proxy statement for additional information.
The approval of the holders of a majority of the outstanding shares of our common stock, par value $0.01 per share, which we refer to as the “GPIC common stock” or “our common stock” in the accompanying proxy statement, entitled to vote is required to approve the merger agreement, thereby approving the merger.
A special transaction committee comprised of independent members of our board of directors, which we refer to as the “special transaction committee” throughout the accompanying proxy statement, monitored the negotiation of, and carefully reviewed and considered the terms and conditions of, the merger agreement and the transactions contemplated by the merger agreement. The special transaction committee has unanimously determined that the merger agreement and the transactions contemplated thereby, including the merger, are advisable and fair to and in the best interests of GPIC and its stockholders. The special transaction committee also recommended that our board of directors approve and declare the advisability of the merger agreement and the transactions contemplated by the merger agreement, and recommends that our stockholders adopt the merger agreement. Our board of directors has unanimously determined that the merger agreement and the transactions contemplated thereby, including the merger, are advisable and fair to and in the best interests of GPIC and its stockholders, and unanimously adopted the merger agreement and the transactions contemplated thereby, including the merger. Our board of directors made its determination based in part on the unanimous recommendation of a special transaction committee and after consultation with independent legal and financial advisors, and in part after consideration of a number of other material factors as described in the accompanying proxy statement.
The special transaction committee unanimously recommends and the GPIC board of directors also unanimously recommends (after having received the unanimous recommendation of the special transaction committee) that you vote:
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“FOR” the approval of the merger agreement, thereby approving the transactions contemplated thereby, including the merger; and

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“FOR” the proposal to approve the adjournment of the special meeting if necessary or appropriate in the view of the GPIC board of directors to solicit additional proxies if there are not sufficient votes at the time of the special meeting to approve the merger agreement.

In connection with the merger agreement, on November 27, 2018, two GPIC stockholders, Holding Wilson, S.A. and Elisabeth Carretté, entered into a voting agreement with Angel, which we refer to as the “voting agreement” in the accompanying proxy statement, pursuant to which both agreed, among other things, to vote their shares of GPIC common stock in favor of the proposal to approve the merger agreement. Accordingly, because Holding Wilson, S.A. and Mrs. Carretté collectively own approximately 51% of the outstanding shares of GPIC common stock, so long as each remains obligated under the terms of the voting agreement, the merger agreement will be approved at the special meeting. The terms of the voting agreement are described in more detail under the section entitled “The Voting Agreement” beginning on page 80 of the accompanying proxy statement.
The accompanying proxy statement provides you with detailed information about the merger agreement, the merger and the voting agreement and provides specific information regarding the special meeting. A copy of the merger agreement is included as Annex A to the proxy statement and a copy of the voting agreement is included as Annex B to the proxy statement. You can also obtain other information about GPIC from documents that we have filed with the Securities and Exchange Commission. The proxy statement also describes the actions and determinations of the special transaction committee and our board of directors in connection with its evaluation of the merger agreement and the merger. We urge you to read the accompanying proxy statement, including any documents incorporated by reference, and the Annexes carefully and in their entirety.
Your vote is very important to us regardless of the number of shares of GPIC common stock you own. The merger cannot be completed unless the holders of a majority of the outstanding shares of GPIC common stock vote in favor of the approval of the merger agreement. If your shares of GPIC common stock are held in an account at a broker, bank or other nominee, you should instruct your broker, bank or other nominee on how to vote in accordance with the voting instruction card furnished by your broker, bank or other nominee. If you fail to vote on the merger agreement or fail to instruct your broker, bank or other nominee on how to vote, the effect will be the same as a vote against the approval of the merger agreement.We greatly appreciate your cooperation in voting your shares. The enclosed proxy card contains instructions regarding voting. Whether or not you plan to attend the special meeting, we request that you authorize your proxy by completing and returning the enclosed proxy card. You may also submit a proxy by using a toll-free number or the Internet. We have provided instructions on the proxy card for using these convenient services. Submitting a proxy will not prevent you from voting your shares in person if you subsequently choose to attend the special meeting.
If you have any questions about the special meeting or the merger after reading the proxy statement, you may contact you may contact [•], our proxy solicitor, toll free at [•] or by E-mail at [•]. Banks and brokers may call collect at [•].

On behalf of the GPIC board of directors, we thank you for your support of Gaming Partners International Corporation and appreciate your consideration of this matter.
/s/ Alain Thieffry

Alain Thieffry
Chief Executive Officer, Chief Financial Officer, President, Secretary, Treasurer and Chairperson of the Board
The proxy statement is dated [•], 2019 and it and the enclosed proxy card are first being mailed to stockholders on or about [•], 2019.
This transaction has not been approved or disapproved by the Securities and Exchange Commission or any state securities commission. Neither the Securities and Exchange Commission nor any state securities commission has passed upon the merits or fairness of this transaction or upon the adequacy or accuracy of the information contained in the proxy statement. Any representation to the contrary is a criminal offense.

PRELIMINARY COPY — SUBJECT TO COMPLETION
GAMING PARTNERS INTERNATIONAL CORPORATION
3945 West Cheyenne Avenue, Suite 208
North Las Vegas, Nevada 89032
NOTICE OF SPECIAL MEETING OF STOCKHOLDERS

To Be Held On [•], 2019
To the Stockholders of Gaming Partners International Corporation:
Notice is hereby given that a special meeting of the stockholders of Gaming Partners International Corporation, which we refer to as “GPIC” in the accompanying proxy statement, will be held on [•], 2019, at [•] local time, at [•] for the following purposes:
1.
Approval of the Merger Agreement.   To consider and vote upon a proposal to approve the Agreement and Plan of Merger, as it may be amended from time to time, which we refer to as the “merger agreement” in the accompanying proxy statement, dated as of  [•], 2019, by and among Angel Holdings Godo Kaisha, a company organized under the laws of Japan, which we refer to as “Angel” in the accompanying proxy statement, AGL Nevada Corporation, a Nevada corporation and a wholly owned subsidiary of Angel, which we refer to as “Merger Sub” in the accompanying proxy statement, and GPIC, which provides for the merger of Merger Sub with and into GPIC, with GPIC continuing as the surviving corporation, which we refer to as the “merger” in the accompanying proxy statement, and the conversion in the merger of each share of GPIC common stock (as defined below), other than the shares of GPIC common stock owned by GPIC, any of GPIC’s wholly owned subsidiaries, Angel, Merger Sub or any other wholly owned subsidiary of Angel (which shares we refer to collectively as the “excluded shares” in the accompanying proxy statement) and options to purchase shares of GPIC (the treatment of which is described under the section entitled “Terms of the Merger Agreement — Treatment of Stock Options and Stock Appreciation Rights” beginning on page 57 of the accompanying proxy statement), into the right to receive $13.75 in cash, without interest and less any applicable withholding taxes. A copy of the merger agreement is attached as Annex A to the accompanying proxy statement. Each share of stock of Merger Sub will be converted into one fully paid share of common stock, par value $0.01 per share, of the surviving corporation upon consummation of the merger, such that the surviving corporation will become a wholly owned subsidiary of Angel.

2.
Adjournment or Postponement of the Special Meeting.   To consider and vote upon a proposal to approve the adjournment of the special meeting if necessary or appropriate in the view of the GPIC board of directors to solicit additional proxies if there are not sufficient votes at the time of the special meeting to approve the merger agreement, which we refer to as the “adjournment proposal” in the accompanying proxy statement.

Only stockholders of record of our common stock, par value $0.01 per share, which we refer to as the “GPIC common stock” or “our common stock” in the accompanying proxy statement, at the close of business on [•], 2019, the record date for the special meeting, are entitled to notice of, and to vote at, the special meeting or any adjournments or postponements thereof.

The approval of the merger agreement by the affirmative vote of the holders of a majority of the outstanding shares of GPIC common stock is a condition to the consummation of the merger, and the merger cannot be completed unless the holders of a majority of the voting power of the outstanding shares of GPIC common stock vote in favor of approval of the merger agreement.
In connection with the merger agreement, on November 27, 2018, two GPIC stockholders, Holding Wilson, S.A. and Elisabeth Carretté, entered into a voting agreement with Angel pursuant to which both agreed, among other things, to vote their shares of GPIC common stock in favor of the proposal to approve the merger agreement. Accordingly, because Holding Wilson, S.A. and Mrs. Carretté collectively own approximately 51% of the outstanding shares of GPIC common stock, so long as each remains obligated under the terms of the voting agreement, the merger agreement will be approved at the special meeting. The terms of the voting agreement are described in more detail under the section entitled “The Voting Agreement” beginning on page 80 of the accompanying proxy statement.
The approval of the adjournment proposal requires the affirmative vote of a majority of the votes cast on the adjournment proposal at the special meeting.
Even if you plan to attend the special meeting in person, we request that you complete, sign, date and return the enclosed proxy card and thus ensure that your shares will be represented at the special meeting if you are unable to attend. You may also submit your proxy by using a toll-free number or the Internet. We have provided instructions on the proxy card for using these convenient services. If your shares of GPIC common stock are held in street name through a broker, bank or other nominee, you should instruct your broker, bank or other nominee how to vote in accordance with the voting instruction card furnished by your broker, bank or other nominee.
If you return a properly executed proxy (including proxies received via the Internet or by telephone), but do no indicate how you wish to vote on a proposal, your shares of GPIC common stock represented by such proxy will be voted “FOR” such proposal.
YOUR VOTE IS VERY IMPORTANT. YOU MAY VOTE BY MAIL, THROUGH THE INTERNET, BY TELEPHONE OR BY ATTENDING THE SPECIAL MEETING AND VOTING BY BALLOT, ALL AS DESCRIBED IN THE ACCOMPANYING PROXY STATEMENT. IF YOU FAIL TO VOTE ON THE MERGER AGREEMENT OR FAIL TO INSTRUCT YOUR BROKER, BANK OR OTHER NOMINEE ON HOW TO VOTE, THE EFFECT WILL BE THE SAME AS A VOTE AGAINST THE APPROVAL OF THE MERGER AGREEMENT.
A special transaction committee comprised of independent members of our board of directors, which we refer to as the “special transaction committee” throughout the accompanying proxy statement, monitored the negotiation of, and carefully reviewed and considered the terms and conditions of, the merger agreement and the transactions contemplated by the merger agreement. The special transaction committee has unanimously determined that the merger agreement and the transactions contemplated thereby, including the merger, are advisable and fair to and in the best interests of GPIC and its stockholders. The special transaction committee also recommended that our board of directors approve and declare the advisability of the merger agreement and the transactions contemplated by the merger agreement, and recommends that our stockholders adopt the merger agreement. Our board of directors has unanimously determined that the merger agreement and the transactions contemplated thereby, including the merger, are advisable and fair to and in the best interests of GPIC and its stockholders, and unanimously adopted the merger agreement and the transactions contemplated thereby, including the merger. Our board of directors made its determination based in part on the unanimous recommendation of a special transaction committee and after consultation with independent legal and financial advisors, and in part after consideration of a number of other material factors as described in the accompanying proxy statement.
The special transaction committee unanimously recommends and the GPIC board of directors also unanimously recommends (after having received the unanimous recommendation of the special transaction committee) that you vote:
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“FOR” the approval of the merger agreement, thereby approving the transactions contemplated thereby, including the merger; and

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“FOR” the proposal to approve the adjournment of the special meeting if necessary or appropriate in the view of the GPIC board of directors to solicit additional proxies if there are not sufficient votes at the time of the special meeting to approve the merger agreement.

Please note that we intend to limit attendance at the special meeting to stockholders as of the record date (or their authorized representatives). If your shares are held by a broker, bank or other nominee, please bring to the special meeting your account statement evidencing your beneficial ownership of GPIC common stock as of the record date. All stockholders should also bring photo identification.
The accompanying proxy statement provides a detailed description of the merger and the merger agreement. We urge you to read the accompanying proxy statement, including any documents incorporated by reference, and the Annexes carefully and in their entirety. If you have any questions concerning the merger or the proxy statement of which this notice forms a part, would like additional copies of the proxy statement or need help voting your shares of GPIC common stock, please contact [•], our proxy solicitation firm, at:
Address: [•]
Stockholders call toll free: [•]
Banks and brokers call collect: [•]
E-mail: [•]
By Order of the Gaming Partners International Corporation Board of Directors,
/s/ Alain Thieffry

Alain Thieffry
Chief Executive Officer, Chief Financial Officer, President, Secretary, Treasurer and Chairperson of the Board
North Las Vegas, Nevada
[•], 2019

SUMMARY VOTING INSTRUCTIONS

YOUR VOTE IS VERY IMPORTANT
Ensure that your shares of GPIC common stock are voted at the special meeting by submitting your proxy or, if your shares of GPIC common stock are held in street name through a broker, bank or other nominee, by contacting your broker, bank or other nominee. If you do not vote or do not instruct your broker, bank or other nominee how to vote, it will have the same effect as voting “AGAINST” the approval of the merger agreement, but will have no effect on the outcome of any vote on the adjournment proposal.
If your shares of GPIC common stock are registered in your name:   submit your proxy as soon as possible by signing, dating and returning the enclosed proxy card in the enclosed postage-paid envelope, so that your shares of common stock can be voted in favor of the proposals at the special meeting. You may also submit your proxy by using a toll-free number or the Internet. We have provided instructions in this proxy statement under the section entitled “The Special Meeting — Voting Methods” beginning on page 25 and on the proxy card for using these convenient services.
If your shares of GPIC common stock are registered in street name through a broker, bank or other nominee:   check the voting instruction card forwarded by your broker, bank or other nominee or contact your broker, bank or other nominee in order to obtain directions as to how to ensure that your shares of GPIC common stock are voted in favor of the proposals at the special meeting.
If you need assistance in completing your proxy card or have questions regarding the special meeting, please contact [•], our proxy solicitation firm, at:
Address: [•]
Stockholders call toll free: [•]
Banks and brokers call collect: [•]
E-mail: [•]

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Page
Stockholder Litigation	72
Stock Exchange Delisting and Deregistration	73
Letter of Credit and Limited Guaranty	73
Other Covenants and Agreements	73
Conditions to Completion of the Merger	74
Termination of the Merger Agreement	75
Termination Fees; Effect of Termination	77
Fees and Expenses	78
Third Party Beneficiaries	79
Amendments	79
THE VOTING AGREEMENT	80
PROPOSAL 2: APPROVAL OF ADJOURNMENT OF SPECIAL MEETING	81
MARKET PRICE OF GPIC COMMON STOCK AND DIVIDEND INFORMATION	82
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT	84
OTHER MATTERS	86
FUTURE STOCKHOLDER PROPOSALS	86
WHERE STOCKHOLDERS CAN FIND MORE INFORMATION	86
Annex A: Agreement and Plan of Merger, dated as of November 27, 2018, as amended by Amendment No. 1 to Agreement and Plan of Merger, dated as of December 26, 2018	A-1
Annex B: Voting Agreement, dated as of November 27, 2018	B-1
Annex C: Opinion of B. Riley FBR, Inc., dated as of November 27, 2018	C-1
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PROXY STATEMENT

SPECIAL MEETING OF STOCKHOLDERS

To be held on [•], 2019
This proxy statement contains information related to our special meeting of stockholders to be held on [•], 2019 at [•] local time, at [•], and at any adjournments or postponements thereof. We are furnishing this proxy statement to the stockholders of Gaming Partners International Corporation as part of the solicitation of proxies by the GPIC board of directors for use at the special meeting. The proxy statement is dated [•], 2019 and it and the enclosed proxy card are first being mailed to stockholders on or about [•], 2019.
SUMMARY
This summary term sheet briefly summarizes material information found in this proxy statement. The proxy statement contains a more detailed description of the terms described in this summary. You are urged to read this proxy statement carefully, including any documents incorporated by reference, and the Annexes carefully and in their entirety, as this summary may not contain all of the information that may be important to you. We have included page references in parentheses to direct you to the appropriate place in this proxy statement for a more complete description of the topics presented in this summary term sheet. You may obtain the information incorporated by reference in this proxy statement without charge by following the instructions under “Where Stockholders Can Find More Information” beginning on page 86 of this proxy statement.
In this proxy statement, the terms “we,” “us,” “our,” “GPIC” and the “Company” refer to Gaming Partners International Corporation. In this proxy statement, we refer to Angel Holdings Godo Kaisha as “Angel” and AGL Nevada Corporation as “Merger Sub.” All references to the “merger” refer to the merger of Merger Sub with and into GPIC with GPIC surviving as a wholly owned subsidiary of Angel; and, unless otherwise indicated or as the context requires, all references to the “merger agreement” refer to the Agreement and Plan of Merger, dated as of November 27, 2018, as it may be amended from time to time, by and among GPIC, Angel and Merger Sub, a copy of which is included as Annex A to this proxy statement. GPIC, following the completion of the merger, is sometimes referred to in this proxy statement as the “surviving corporation.”
Parties Involved in the Merger (Page 21)
Gaming Partners International Corporation
GPIC manufactures and supplies casino table game equipment to licensed casinos worldwide. Under the brand names of Paulson®, Bourgogne et Grasset®, Gemaco®, Dolphin® and Bud Jones®, GPIC provides casino currency, including chips, plaques and jetons; playing cards; table layouts; gaming furniture and table accessories; dice; and roulette wheels. GPIC pioneered the use of security features like radio frequency identification device (RFID) technology in casino currency, and offers RFID solutions including RFID readers, software, and displays. Headquartered in North Las Vegas, Nevada, GPIC also has facilities in Beaune, France; San Luis Rio Colorado, Mexico; Blue Springs, Missouri; Atlantic City, New Jersey; Gulfport, Mississippi; and Macau S.A.R., China.
GPIC’s common stock is listed on NASDAQ Stock Market (which we refer to as the “NASDAQ” in this proxy statement) under the symbol “GPIC.”
GPIC’s principal executive offices are located at 3945 West Cheyenne Avenue, Suite 208, North Las Vegas, Nevada 89032, its telephone number is (702) 384-2425 and its Internet website address is www.gpigaming.com. The information provided on or accessible through GPIC’s website is not part of this proxy statement and is not incorporated in this proxy statement by this or any other reference to its website provided in this proxy statement.

Angel Holdings Godo Kaisha
Angel manufactures and supplies playing cards and card games for both the gaming industry and the retail market. A world leader in casino playing cards and table game equipment, Angel’s many groundbreaking innovations include the best-selling Angel Protect Pre-shuffled Cards, and the Angel Eye® series of electronic shoes. Angel’s principal business office is located in Kyoto, Japan, with manufacturing facilities in Japan and Singapore. Angel also has offices in the United States, Macau, Australia and the Philippines.
Angel’s principal executive offices are located at 8-1-5 Seikadai Seika-cho, Souraku-gun, Kyoto, 619-0238, Japan, and its telephone number is +81-774-98-6780.
AGL Nevada Corporation
AGL Nevada Corporation, a wholly owned subsidiary of Angel, is a Nevada corporation that was formed on November 9, 2018 by Angel for the sole purpose of entering into the merger agreement and completing the transactions contemplated by the merger agreement, including the merger. Merger Sub has not engaged in any business other than in connection with the merger and other related transactions. Upon the terms and subject to the conditions of the merger agreement, Merger Sub will be merged with and into GPIC, with Merger Sub ceasing to exist and GPIC surviving the merger as a wholly owned subsidiary of Angel.
The principal executive offices of Merger Sub are located at 8-1-5 Seikadai Seika-cho, Souraku-gun, Kyoto, 619-0238, Japan, and its telephone number is +81-774-98-6780.
Terms of the Merger (Page 55)
The proposed transaction is the acquisition of GPIC by Angel pursuant to the merger agreement. At the special meeting, you will be asked to consider and vote upon a proposal to approve the merger agreement. The acquisition will be effected by the merger of Merger Sub with and into GPIC, with GPIC continuing as the surviving corporation and becoming a wholly owned subsidiary of Angel. If the merger is completed, you will not own any shares of the capital stock of the surviving corporation as a result of the merger.
Expected Timing of the Merger (Page 56)
We expect to complete the merger promptly following the approval of the merger agreement by GPIC’s stockholders as described herein, the receipt of all required regulatory approvals and the satisfaction or waiver of the other conditions precedent to the parties’ respective obligations to complete the merger, each as further set forth in the merger agreement, a copy of which is included as Annex A to this proxy statement.
We currently anticipate that the merger will be completed by the end of 2019. As noted above, however, consummation of the merger is subject to various conditions and it is possible that factors outside the control of GPIC and/or Angel could result in the merger being completed at a later time, or not at all. There may be a substantial amount of time between the special meeting and the completion of the merger.
Merger Consideration (Page 55)
If the merger is completed, each share of our common stock, par value $0.01 per share, which we refer to as “GPIC common stock” or “our common stock” in this proxy statement, issued and outstanding immediately prior to the effective time of the merger, other than the shares of GPIC common stock owned by GPIC, Angel, Merger Sub or any of their respective direct or indirect wholly owned subsidiaries (which will be canceled at the consummation of the merger), which shares we refer to collectively as the “excluded shares” in this proxy statement, will be converted into the right to receive $13.75 in cash, without interest and less any applicable withholding taxes, which we refer to as the “merger consideration” in this proxy statement. At or immediately prior to the effective time of the merger, Angel will deposit or cause to be deposited with the paying agent for the merger sufficient funds to pay the aggregate per share merger consideration and the aggregate option merger consideration.

Determination, Approval and Recommendations of the Special Transaction Committee and Our Board of Directors (Page 22)
A special transaction committee comprised of independent members of our board of directors, which we refer to as the “special transaction committee” throughout this proxy statement, monitored the negotiation of, and carefully reviewed and considered the terms and conditions of, the merger agreement and the transactions contemplated by the merger agreement. The special transaction committee has unanimously determined, among other things, that the merger agreement and the transactions contemplated thereby, including the merger, are advisable and fair to and in the best interests of GPIC and its stockholders. The special transaction committee also recommended that our board of directors approve and declare the advisability of the merger agreement and the transactions contemplated by the merger agreement, and recommends that our stockholders adopt the merger agreement.
Our board of directors, after careful consideration and acting after having received the unanimous recommendation of the special transaction committee, has unanimously determined that the merger agreement and the transactions contemplated thereby, including the merger, are advisable and fair to and in the best interests of GPIC and its stockholders, and unanimously adopted the merger agreement and the transactions contemplated thereby, including the merger. Our board of directors made its determination based in part on the unanimous recommendation of the special transaction committee and after consultation with independent legal and financial advisors, and in part after consideration of a number of other factors that the special transaction committee and the GPIC board of directors deemed relevant. The material factors considered by the special transaction committee and the GPIC board of directors in reaching its decision to approve the merger agreement and the merger can be found in the section entitled “Proposal 1: Approval of the Merger Agreement — Reasons for the Merger” beginning on page 33 of this proxy statement.
The special transaction committee unanimously recommends and the GPIC board of directors also unanimously recommends (after having received the unanimous recommendation of the special transaction committee) that GPIC stockholders vote:
•
“FOR” the approval of the merger agreement, thereby approving the transactions contemplated thereby, including the merger; and

•
“FOR” the proposal to approve the adjournment of the special meeting if necessary or appropriate in the view of the GPIC board of directors to solicit additional proxies if there are not sufficient votes at the time of the special meeting to approve the merger agreement.

The Special Meeting (Page 22)
Date, Time and Place (Page 22).   The special meeting will be held on [•], 2019, at [•] local time, at [•].
Purpose of the Special Meeting (Page 22).   At the special meeting, you will be asked: (i) to consider and vote upon a proposal to approve the merger agreement, thereby approving the transactions contemplated thereby, including the merger; and (ii) to consider and vote upon a proposal to approve the adjournment of the special meeting if necessary or appropriate in the view of the GPIC board of directors, including to solicit additional proxies if there are not sufficient votes at the time of the special meeting to approve the merger agreement (this proposal being referred to as the “adjournment proposal” in this proxy statement).
Record Date and Voting Information (Page 23).   Only stockholders who hold shares of our common stock at the close of business on [•], 2019, the record date for the special meeting, will be entitled to vote at the special meeting. Each share of our common stock outstanding on the record date will be entitled to one vote on each matter submitted to stockholders for approval at the special meeting. As of the record date for the special meeting, there were [•] shares of our common stock outstanding entitled to vote at the special meeting.
Quorum (Page 23).   The presence in person or by proxy of the holders of record of a majority of the shares of our common stock entitled to vote at the meeting is necessary and sufficient to constitute a quorum for the transaction of any business at the special meeting. As of the record date for the special meeting, [•] shares of our common stock will be required to obtain a quorum.

Required Vote (Page 24).   Approval of the merger agreement requires the affirmative vote of the holders of a majority of the outstanding shares of GPIC common stock entitled to vote at the special meeting. A failure to vote your shares of common stock, an abstention from voting or the failure to advise your nominee how to vote will have the same effect as a vote against the proposal to approve the merger agreement. Approval of the adjournment proposal requires the affirmative vote of a majority of the votes cast on the proposal. Abstentions and any failure to advise your nominee how to vote, if any, will have no effect on the outcome of the adjournment proposal. In connection with the merger agreement, on November 27, 2018, two GPIC stockholders, Holding Wilson, S.A. and Elisabeth Carretté, entered into a voting agreement with Angel pursuant to which both agreed, among other things, to vote their shares of GPIC common stock in favor of the proposal to approve the merger agreement. Accordingly, because Holding Wilson, S.A. and Mrs. Carretté collectively own approximately 51% of the outstanding shares of GPIC common stock, so long as each remains obligated under the terms of the voting agreement, the merger agreement will be approved at the special meeting. The terms of the voting agreement are described in more detail under the section entitled “The Voting Agreement” beginning on page 82 of this proxy statement.
Voting by GPIC’s Directors and Executive Officers (Page 25).   As of  [•], 2019, the record date for the special meeting, our directors and executive officers beneficially owned and were entitled to vote, in the aggregate, [•] shares of our common stock, representing approximately [•]% of the outstanding shares of our common stock, and intend to vote in favor of the proposal to approve the merger and the other proposals to be considered at the special meeting, although they have no obligation to do so.
Voting and Proxies (Page 25).   Any GPIC stockholder of record entitled to vote may submit a proxy by returning a signed proxy card by mail, through the Internet or by telephone or may vote in person by appearing at the special meeting. If you are a beneficial owner and hold your shares of GPIC common stock in “street name” through a broker, bank or other nominee, you should instruct your broker, bank or other nominee on how you wish to vote your shares of GPIC common stock using the instructions provided by your broker, bank or other nominee. The broker, bank or other nominee cannot vote on these proposals without your instructions. Therefore, it is important that you cast your vote or instruct your broker, bank or nominee on how you wish to vote your shares. If you are a street name holder and wish to vote in person by ballot at the special meeting, you must provide a legal proxy from your bank, broker or other nominee.
Treatment of Stock Options and Stock Appreciation Rights (Page 57)
Options
At the effective time of the merger, each option to purchase GPIC common stock that is outstanding (whether vested or unvested) immediately prior to the effective time of the merger will be canceled, terminated and extinguished in exchange for the right to receive an amount in cash equal to the excess, if any, of  (i) the merger consideration over (ii) the exercise price per share of GPIC common stock subject to such option, less any applicable withholding taxes. If the exercise price of the option equals or exceeds the merger consideration, the option will be canceled without the payment of any consideration to the holder thereof.
Stock Appreciation Rights
At the effective time of the merger, each GPIC stock appreciation right, which we refer to an “SAR” in this proxy statement, that is outstanding (whether vested or unvested) immediately prior to the effective time of the merger shall be cancelled, terminated and extinguished as of the effective time, in exchange for no consideration.
Delisting and Deregistration of Our Common Stock (Page 46)
Upon completion of the merger, we will remove our common stock from listing on NASDAQ and price quotations in the public market will no longer be available for our common stock and the registration of our common stock under the Securities Exchange Act of 1934, as amended, which we refer to as the “Exchange Act” in this proxy statement, will be terminated.

Opinion of GPIC’s Financial Advisor (Page 39 and Annex C)
B. Riley FBR, Inc., which we refer to as “B. Riley” in this proxy statement, was engaged on November 6, 2018 to act as an exclusive financial advisor to GPIC for purposes of issuing an opinion as to the fairness, from a financial point of view, of the merger consideration, to the special transaction committee, and further for purposes of providing advisory services in connection with a possible sale, transfer or other disposition, directly or indirectly, of all or a material portion of the equity securities, assets or business of GPIC or its subsidiaries, including assisting in the evaluation of GPIC’s strategic alternatives. On November 27, 2018, B. Riley rendered its oral opinion, subsequently confirmed in writing, to the special transaction committee (in its capacity as such) to the effect that, as of such date, and based upon and subject to various factors, assumptions, qualifications and limitations on the review undertaken set forth in the written opinion, the merger consideration to be received by the holders of GPIC common stock (other than holders of excluded shares and holders of the shares of GPIC common stock owned by the stockholder parties to the voting agreement, which shares we refer to as the “voting agreement shares” throughout this proxy statement) in the merger transaction was fair, from a financial point of view, to such holders of GPIC common stock.
The full text of the written opinion of B. Riley, dated November 27, 2018, which describes, among other things, the assumptions made, procedures followed, factors considered and limitations on the review undertaken in connection with the opinion, is attached as Annex C to this proxy statement and is incorporated by reference herein. Holders of shares of GPIC common stock are encouraged to and should read the opinion carefully and in its entirety. B. Riley’s opinion was provided to the special transaction committee in connection with its evaluation of the merger consideration provided for in the merger from a financial point of view. The opinion of B. Riley does not address any other aspect of the merger and does not constitute a recommendation to any holder of GPIC common stock as to whether such holder should act or vote in connection with the merger or any other matter. The summary of the opinion of B. Riley set forth in this proxy statement is qualified in its entirety by reference to the full text of such opinion, which is included as Annex C.
Interests of GPIC’s Directors and Executive Officers in the Merger (Page 47)
In considering the recommendation of the GPIC board of directors to approve the merger agreement, GPIC stockholders should be aware that certain directors and executive officers of GPIC have interests in the merger that are different from, or in addition to, those of GPIC stockholders generally. These interests are described in the section entitled “Proposal 1: Approval of the Merger Agreement — Interests of GPIC’s Directors and Executive Officers in the Merger” beginning on page 47 of this proxy statement. The GPIC board of directors was aware of these interests and considered them, among other matters, in evaluating the merger agreement, in reaching its decision to approve the merger agreement, and in recommending to GPIC stockholders that the merger agreement be approved. These interests include the following, among others:
•
members of the GPIC board of directors who hold options to acquire GPIC common stock will be paid in cash for all of their options (whether vested or unvested) in an amount in cash equal to the excess, if any, of  (i) the merger consideration over (ii) the exercise price per share of GPIC common stock subject to such option, less any applicable withholding taxes. If the exercise price of the option equals or exceeds the merger consideration, the option will be canceled without the payment of any consideration to the holder;

•
in 2019, GPIC will pay each member of its board of directors a cash payment equal to $5 per option in lieu of their regular 2019 stock option grants as compensation for their services as directors of the Company; and

•
two members of the GPIC board of directors, Martin A. Berkowitz and Robert J. Kelly, will each receive a one-time cash payment of  $100,000 as compensation for their service on the special transaction committee which was formed for purposes of evaluating this transaction.

No Financing Condition; Fees and Expenses (Page 47)
The merger is not conditioned on Angel obtaining any financing. Angel has represented in the merger agreement that it will have, at the effective time of the merger, sufficient funds (including cash, cash equivalents, available lines of credit or other sources of immediately available funds) to pay the aggregate merger consideration and make all other necessary payments by it in connection with the merger. Angel expects to pay the aggregate merger consideration from its cash on hand.
We anticipate that the total amount of funds necessary to complete the merger and the other transactions contemplated by the merger agreement will be approximately $112,420,268. These funds include the funds needed to pay our stockholders (including equity award holders) the amount due under the merger agreement.
We anticipate that the customary fees and expenses to be incurred by GPIC in connection with the transactions contemplated by the merger agreement will be approximately $1.25 million.
Go-Shop Period; No Solicitation of Acquisition Proposals; Changes in Board Recommendation (Page 64)
Pursuant to the merger agreement, during the go-shop period (as defined under the section entitled “Terms of the Merger Agreement — Go-Shop Period; No Solicitation of Acquisition Proposals; Changes in Board Recommendation” beginning on page 64 of this proxy statement), which expires on February 2, 2019, at 12:01 a.m., Eastern Time, GPIC and its representatives are permitted to: (i) initiate, solicit, facilitate and encourage any inquiry or the making of any proposal or offer that constituted an acquisition proposal (as defined on page 66), (ii) furnish to any person any information which was reasonably requested by such person in connection with such person’s potentially making an acquisition proposal and (iii) participate or engage in discussions or negotiations with such person regarding an acquisition proposal. On the date the go-shop period expires, GPIC will provide Angel the identity of each excluded party (as defined under the section entitled “Terms of the Merger Agreement — Go-Shop Period; No Solicitation of Acquisition Proposals; Changes in Board Recommendation” beginning on page 64 of this proxy statement) from whom GPIC received a written acquisition proposal during the go-shop period.
Following the expiration of the go-shop period and until the earlier of the effective time and the termination of the merger agreement in accordance with its terms, GPIC is subject to customary non-solicitation, or “no shop,” restrictions, whereby neither GPIC nor any of its subsidiaries nor any of their representatives, and GPIC will direct and use its reasonable best efforts to cause its and its subsidiaries’ other representatives not to, directly or indirectly:
•
continue any solicitation, knowing encouragement, discussions or negotiations with any persons that may be ongoing with respect to an acquisition proposal;

•
solicit, initiate or knowingly facilitate or encourage (including by way of furnishing non-public information) any inquiries regarding, or the making of any proposal or offer that constitutes, or could reasonably be expected to lead to, an acquisition proposal;

•
engage in, continue or otherwise participate in any discussions or negotiations regarding, or furnish to any other person any non-public information in connection with, or for the purpose of soliciting or knowingly encouraging or facilitating, an acquisition proposal or any proposal or offer that could reasonably be expected to lead to an acquisition proposal;

•
approve, adopt, endorse or recommend or enter into any letter of intent, acquisition agreement, agreement in principle or similar agreement with respect to an acquisition proposal or any proposal or offer that could reasonably be expected to lead to an acquisition proposal;

•
exempt any person (other than Angel and its subsidiaries) from the restrictions on “business combinations” or any similar provision contained in applicable anti-takeover laws or GPIC’s organizational and other governing documents;

•
waive or release any person from, forebear in the enforcement of, or amend any standstill agreement or any standstill provisions of any other contract; or

•
resolve or agree to do any of the foregoing.

Notwithstanding the restrictions described above, GPIC is permitted to continue discussions or negotiations with, any excluded party.

Further, notwithstanding the foregoing non-solicitation restrictions, in the event that GPIC or any of its subsidiaries or any of its or their respective representatives receives at any time on or after the expiration of the go-shop period and prior to obtaining the approval of the merger proposal by GPIC stockholders at the special meeting, an unsolicited bona fide written acquisition proposal, GPIC and its board of directors may engage in negotiations or substantive discussions with, or furnish any information and other access to, the excluded party making such acquisition proposal and its representatives or potential sources of financing if the GPIC board of directors determines in good faith, after consultation with GPIC’s outside counsel and financial advisors, and based on information then available, that such acquisition proposal constitutes, or could reasonably be expected to result in, a superior offer (as defined under the section entitled “Terms of the Merger Agreement — Go-Shop Period; No Solicitation of Acquisition Proposals; Changes in Board Recommendation” beginning on page 64 of this proxy statement).
Prior to obtaining stockholder approval of the proposal to approve the merger agreement, the GPIC board of directors may terminate the merger agreement to enter into a binding agreement with respect to a written acquisition proposal if the GPIC board of directors has determined in good faith, after consultation with GPIC’s outside counsel and financial advisors, that such acquisition proposal constitutes a superior offer after giving effect to all of the adjustments which may be offered by Angel, subject to complying with certain notice and other specified conditions set forth in the merger agreement, including giving Angel the opportunity to propose changes to the merger agreement in response to a superior offer and the conditions described in the prior paragraph. If the merger agreement is terminated in such a circumstance, GPIC must pay, or cause to be paid, to Angel the termination fee prior to or concurrently with such termination as more fully described under the section entitled “Terms of the Merger Agreement — Termination Fees; Effect of Termination” beginning on page77 of this proxy statement.
Changes in Board Recommendation (Page 67)
Prior to obtaining stockholder approval of the proposal to approve the merger agreement, the GPIC board of directors may change its recommendation that GPIC stockholders approve the merger agreement if  (i) the GPIC board of directors determines, after consultation with its outside counsel and financial advisors, that a bona fide acquisition proposal from a person (other than Angel) or an excluded party is a superior offer and (ii) GPIC has provided Angel, at least five business days in advance, prior written notice advising Angel that it intends to effect a change in recommendation and has given Angel an opportunity to propose revisions to the merger agreement or another proposal so that such acquisition proposal would cease to constitute a superior offer. If the GPIC board of directors effects a change in recommendation under the merger agreement, GPIC may terminate the merger agreement and pay, or Angel may terminate the merger agreement and receive, the company termination fee as more fully described below under the section entitled “Terms of the Merger Agreement — Termination Fees; Effect of Termination” beginning on page 77 of this proxy statement.
Conditions to Completion of the Merger (Page 74)
As more fully described in this proxy statement and in the merger agreement, each party’s obligation to complete the merger depends on a number of conditions being satisfied or, where legally permissible, waived, including:
•
the approval of the merger agreement by GPIC stockholders;

•
if applicable, the expiration or termination of the applicable waiting period (or any extension thereof) under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, which we refer to as the “HSR Act” in this proxy statement (as described under the section entitled “Proposal 1: Approval of the Merger Agreement — Regulatory Approvals” beginning on page 52 of this proxy statement);

•
all of the required gaming approvals shall have been obtained and be in full force and effect, subject to Angel’s ability to waive one or more of such approvals as conditions (described under the section entitled “Proposal 1: Approval of the Merger Agreement — Regulatory Approvals” beginning on page 52 of this proxy statement);

•
the absence of any temporary restraining order, preliminary or permanent injunction or other order preventing the consummation of the merger issued by any governmental body of competent jurisdiction and remaining in effect;

•
the absence of any legal requirement having been promulgated, enacted, issued or deemed applicable to the merger by any governmental body which prohibits or makes illegal the consummation of the merger;

•
the absence of any action or investigation pending before any governmental body (other than any gaming authority), or threatened by a governmental body (other than any gaming authority), in connection with the merger agreement, the merger or any other transactions contemplated by the merger agreement, which could reasonably be expected to prohibit or prevent, or otherwise materially deprive GPIC or Angel of the benefits of, the consummation of the transactions contemplated by the merger agreement;

•
solely with respect to the obligations of Angel and Merger Sub, since the date of the merger agreement, there has not occurred any change, effect, development or circumstance that, individually or in the aggregate, constitutes or is reasonably likely to constitute a material adverse effect on GPIC (as defined under the section entitled “Terms of the Merger Agreement — Representations and Warranties” beginning on page 58 of this proxy statement);

•
solely with respect to the obligations of Angel and Merger Sub, GPIC has repaid in full all its indebtedness with Nevada State Bank in accordance with the payoff letter delivered to Angel (as described under the section entitled “Terms of the Merger Agreement — Other Covenants and Agreements” beginning on page 73 of this proxy statement);

•
solely with respect to the obligations of Angel and Merger Sub, all the consents (other than gaming approvals) specified in certain confidential disclosures that GPIC delivered to Angel concurrently with the execution of the merger agreement shall have been obtained and be in full force and effect;

•
the accuracy of all representations and warranties made by the other party in the merger agreement, except, in most, but not all cases, for inaccuracies that do not, individually or in the aggregate, constitute a material adverse effect;

•
performance in all material respects by the other party of its obligations under the merger agreement; and

•
each party having received a certificate signed by an executive officer of the other party certifying as to the satisfaction of certain conditions to the obligations of such other party.

How the Merger Agreement May Be Terminated (Page 75)
The merger agreement may be terminated at any time prior to the effective time of the merger by mutual written consent of each of Angel and GPIC. In addition, either Angel or GPIC may terminate the merger agreement before the effective time of the merger, if:
•
the merger has not been completed on or before midnight, Eastern Time, on December 31, 2019 (which date is referred to in this proxy statement as the “end date”), which date may be extended to a date not later than March 30, 2020 under certain circumstances described under the section entitled “Terms of the Merger Agreement — Termination of the Merger Agreement” beginning on page 75 of this proxy statement; provided, that this termination right will not be available to either party if its action or failure to act constitutes a material breach or violation of any of its covenants, agreements or other obligations hereunder and such material breach or violation has been the principal cause of or directly resulted in (i) the failure to satisfy the conditions to the obligations of the terminating party to consummate the merger prior to the termination date (as the same may be extended) or (ii) the failure of the closing of the merger to occur by the end date (as the same may be extended);

•
any restraint is in effect enjoining or otherwise prohibiting the consummation of the merger, and such restraint has become final and non-appealable, provided that this termination right will not be available to a party whose material breach of the terms and conditions of the merger agreement has caused or resulted in the issuance of such final, non-appealable restraint; or

•
GPIC stockholder approval is not obtained at a duly held stockholders’ meeting or at any adjournment or postponement thereof.

The merger agreement may also be terminated by GPIC if:
•
Angel or Merger Sub has breached or failed to perform any of their respective representations, warranties, covenants or other agreements set forth in the merger agreement, which breach or failure to perform (i) would reasonably be expected to prevent Parent or Merger Sub from consummating the transactions contemplated by the merger agreement and (ii) is not capable of being cured prior to the end date or is not cured by Angel or Merger Sub on or before the earlier of the end date and the date that is 30 days following the receipt by Angel of written notice from GPIC of such breach or failure; provided that this termination right will not be available if GPIC is then in material breach of any of its representations, warranties, covenants or agreements under the merger agreement; or

•
prior to obtaining GPIC stockholder approval of the merger agreement, (i) the GPIC board of directors has effected a change in recommendation to the extent permitted by, and subject to the terms and conditions of, the merger agreement or (ii) in connection with entering into an alternative acquisition agreement with respect to a superior offer to the extent permitted by and subject to the terms of the merger agreement, in each case so long as concurrently with such termination, GPIC pays, or causes to be paid, to Angel the company termination fee of $4.0 million described under the section entitled “Terms of the Merger Agreement — Termination Fees; Effect of Termination” beginning on page 77 of this proxy statement.

The merger agreement may also be terminated by Angel if:
•
GPIC has breached or failed to perform any of its representations, warranties, covenants or other agreements set forth in the merger agreement, which breach or failure to perform (i) would give rise to the failure of a condition to Angel’s and Merger Sub’s obligation to consummate the merger and (ii) is not capable of being cured prior to the end date or is not cured by GPIC on or before the earlier of the end date and the date that is 30 days following the receipt by GPIC of written notice from Angel of such breach or failure, provided that this termination right will not be available if Angel or Merger Sub is then in material breach of any of its representations, warranties, covenants or agreements under the merger agreement;

•
a change in recommendation has occurred; or

•
at any time prior to the effective time of the merger, GPIC causes a material breach of the terms and conditions of  (i) the non-solicitation provisions of the merger agreement (as described in the section entitled “Terms of the Merger Agreement — No Solicitation of Acquisition Proposals” beginning on page 64 of this proxy statement) or (ii) the board recommendation provisions of the merger agreement (as described in the section entitled “Terms of the Merger Agreement —  Changes in Board Recommendation” beginning on page 64 of this proxy statement) that either results in an acquisition proposal or materially hinders, materially delays or prevents the consummation of the transactions contemplated under the merger agreement.

See the section entitled “Terms of the Merger Agreement — Termination of the Merger Agreement” beginning on page 75 of this proxy statement.
Effects of Termination of the Merger Agreement (Page 77)
If the merger agreement is terminated pursuant to its terms, the merger agreement will be of no further force or effect and there will be no liability on the part of Angel, Merger Sub or GPIC (or any of their respective former, current or future officers, directors, partners, stockholders, managers, members or affiliates) following any such termination, subject to certain specified exceptions including, among others, that (i) certain specified provisions of the merger agreement will survive, including the termination fee provisions and other effects of termination described under the section entitled “Terms of the Merger Agreement — Termination Fees; Effect of Termination” and (ii) the covenants and agreements set forth in the merger agreement governing the confidentiality obligations of GPIC and Merger Sub will survive.
Generally, all costs and expenses incurred in connection with the merger agreement, the merger and the other transactions contemplated under the merger agreement will be paid by the party incurring those expenses; however, in connection with the termination of the merger agreement, under specified circumstances set forth in the merger agreement, including upon a change in the recommendation of the GPIC board of directors or termination of the merger agreement for GPIC to enter into a written definitive agreement for a superior offer, GPIC may be required to pay to Angel a termination fee of  $4.0 million or GPIC may be required to pay Angel a termination fee of  $15.0 million if GPIC intentionally breaches any representation or warranty contained in the merger agreement or if GPIC materially breaches the terms of the no-solicitation provisions or board recommendation provisions of the merger agreement, in each case subject to the circumstances of such termination as set forth in the merger agreement In the event a termination fee becomes payable, such termination fee will be the sole and exclusive remedy for monetary damages to which Angel and Merger Sub will be entitled, without limiting the ability of Angel and Merger Sub to seek damages for fraud, which damages may be recovered, to the extent proven, in excess of any applicable termination fee.
See the section entitled “Terms of the Merger Agreement — Termination Fees; Effect of Termination” beginning on page 77 of this proxy statement for a discussion of the circumstances under which such a termination fee will be required to be paid.
Material U.S. Federal Income Tax Considerations of the Merger for U.S. Holders (Page 53)
The exchange of shares of our common stock for cash pursuant to the merger will generally be a taxable transaction to U.S. holders for U.S. federal income tax purposes. A “U.S. holder” (as defined in the section entitled “Proposal 1: Approval of the Merger Agreement — Material U.S. Federal Income Tax Consequences of the Merger for U.S. Holders” beginning on page 53 of this proxy statement) who exchanges shares of our common stock for cash in the merger generally will recognize gain or loss in an amount equal to the difference, if any, between the amount of cash received with respect to such shares and the U.S. holder’s adjusted tax basis in such shares. You should consult your tax advisor for complete analysis of the U.S. federal, state, local and/or foreign tax consequences of the merger to you. See the section entitled “Proposal 1: Approval of the Merger Agreement — Material U.S. Federal Income Tax Consequences of the Merger for U.S. Holders” beginning on page 53 of this proxy statement.
Regulatory Approvals (Page 52)
Antitrust Filings
The merger is subject to the mandatory notification and waiting period requirements of the HSR Act, if applicable, which requires that we and Angel furnish certain information and materials relating to the merger to the Antitrust Division of the United States Department of Justice, which we refer to as the “Antitrust Division” in this proxy statement, and the Federal Trade Commission, which we refer to as the “FTC” in this proxy statement. Under the HSR Act, the merger may not be consummated until the applicable waiting period has expired or been terminated by the Antitrust Division or the FTC. At this time, we and Angel do not believe that we are required to make such notification. However, we may be required to make such notification at some point prior to closing.
Required Gaming Approvals
The parties have agreed that receipt of gaming approvals from approximately 11 specified jurisdictions, which we refer to as the “required gaming approvals” in this proxy statement, is a condition to closing of the merger. See the section entitled “Terms of the Merger Agreement — Consents, Approvals and Filings” beginning on page 69 of this proxy statement for a definition of  “gaming approvals,” as used in this proxy statement.

Angel may under certain circumstances waive the condition relating to any such required gaming approval on behalf of both Angel and GPIC if consummation of the merger in the absence of such required gaming approval would not constitute a violation of applicable law. In addition to the jurisdictions identified by the parties as conditions to the merger, either GPIC or Angel may make further filings with gaming regulators in various jurisdictions as may be required by applicable law, but the expiration of any waiting periods, or receipt of any required approvals, in connection with such filings will not be conditions to the consummation of the merger.
By the time this proxy statement is mailed to stockholders, we expect Angel to have filed or has caused to be filed all initial applications and documents in connection with obtaining the required gaming approvals and with respect to certain of such approvals the parties have already received confirmation that all obligations necessary to be fulfilled prior to the merger have been satisfied. GPIC anticipates that Angel will obtain the required gaming approvals in the remaining specified jurisdictions prior to the end of 2019.
Although we do not expect these regulatory authorities to raise any significant concerns in connection with their review of the merger, there is no assurance that GPIC and Angel will obtain all required regulatory approvals or that those approvals will not include terms, conditions or restrictions that may have an adverse effect on us or, after completion of the merger, Angel.
Voting Agreement (Page 80)
The voting agreement requires Holding Wilson, S.A. and Mrs. Carretté, who collectively own approximately 51% of the outstanding GPIC common stock, to, among other things, vote their shares of GPIC common stock in favor of the proposal to approve the merger agreement and certain related matters, as applicable, and against alternative acquisition proposals. Additionally, each of Holding Wilson, S.A. and Mrs. Carretté has granted Angel an irrevocable proxy (subject to the terms and conditions set forth in the voting agreement) to vote the shares of GPIC common stock held by such stockholder in favor of the approval of the merger agreement and against any alternative acquisition proposal. However, if the GPIC board of directors changes its recommendation to approve the merger agreement or if the merger agreement is terminated, in each case in accordance with the terms set forth in the merger agreement, including in respect of a superior offer, all stockholders party to the voting agreement will be relieved of their obligation to approve the merger agreement and all other voting obligations under the voting agreement. Accordingly, because they collectively own a majority of the GPIC common stock, if the stockholders party to the voting agreement are not relieved of their voting obligations, the vote required to approve the merger agreement will be obtained and the merger agreement will be approved at the special meeting. Subject to the terms therein, the voting agreement will terminate upon the earlier to occur of (i) the consummation of the merger, (ii) the termination of the merger agreement in accordance with its terms or (iii) the occurrence of a change in recommendation (as described under the section entitled “Terms of the Merger Agreement — Changes in Board Recommendation” beginning on page 64 of this proxy statement).
Market Price of GPIC Common Stock and Dividend Information (Page 82)
Our common stock is listed on NASDAQ under the trading symbol “GPIC.” The closing price of our common stock on NASDAQ on November 27, 2018, which was the last trading day before we announced the merger, was $7.69. The merger consideration represents a premium of approximately 78.9% to the closing price of our common stock on November 27, 2018 and a premium of approximately 59.1% over the average closing price of our common stock for the 90-day period ended November 27, 2018. On [•], 2019, the last trading day before the date of this proxy statement, the closing price of our common stock on NASDAQ was $[•]. Under the terms of the merger agreement, with the exception of a $0.12 per share special dividend which our board of directors was authorized to declare in December 2018 and, assuming the merger has not yet been consummated, is authorized to declare in December 2019, we may not declare, authorize, make or pay any dividend or other distribution on our common stock during the pendency of the merger.

Fees and Expenses (Page 78)
All fees and expenses incurred in connection with the merger agreement and the transactions contemplated thereby, including the merger, will be paid by the party incurring such fees or expenses, whether or not the merger or any of the other transactions contemplated by the merger agreement are consummated, with certain exceptions expressly set forth in the merger agreement.
Litigation Relating to the Merger (Page 53)
GPIC is not aware of any pending litigation relating to or challenging the merger as of the date of this proxy statement.
No Dissenter’s Rights (Page 54)
Pursuant to the Nevada Revised Statutes (which we refer to as the “NRS” in this proxy statement) Section 92A.390, no dissenter’s rights or rights of appraisal will apply in connection with the merger.
Effects on GPIC if the Merger is not Completed (Page 77)
In the event that the proposal to adopt the merger agreement does not receive the required approval from our stockholders, or if the merger is not completed for any other reason, you will not receive any payment for your shares of GPIC common stock in connection with the merger. Instead, GPIC will remain an independent public company and stockholders will continue to own their shares of GPIC common stock. Under certain circumstances, if the merger agreement is terminated, we may be obligated to pay to Angel a termination fee. See “Terms of the Merger Agreement — Termination Fees; Effect of Termination” beginning on page 77 of this proxy statement.
Help in Answering Questions
If you have any questions about the special meeting, the merger agreement or the transactions contemplated by the merger agreement, including the merger, after reading the proxy statement, you may contact [•], which is assisting us in the solicitation of proxies, toll free at [•] or by E-mail at [•]. Banks and brokers may call collect at [•].
NEITHER THE U.S. SECURITIES EXCHANGE COMMISSION, WHICH WE REFER TO AS THE “SEC” IN THIS PROXY STATEMENT, NOR ANY STATE SECURITIES REGULATORY AGENCY HAS APPROVED OR DISAPPROVED OF THE TRANSACTIONS DESCRIBED IN THIS DOCUMENT, INCLUDING THE MERGER, OR DETERMINED IF THE INFORMATION CONTAINED IN THIS DOCUMENT IS ACCURATE OR ADEQUATE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

QUESTIONS AND ANSWERS ABOUT THE SPECIAL MEETING AND THE MERGER
The following questions and answers are intended to address some commonly asked questions regarding the special meeting and the merger. These questions and answers may not address all questions that may be important to you as a holder of our common stock. Please refer to the more detailed information contained elsewhere in this proxy statement, the Annexes to this proxy statement and the documents referred to or incorporated by reference in this proxy statement.
Q:
Why am I receiving these materials?

A:
You are receiving this proxy statement and the accompanying proxy card because you owned shares of our common stock at the close of business on [•], 2019, the record date for the special meeting. Our board of directors is providing these proxy materials to give you information for use in determining how to vote in connection with the matters to be considered at the special meeting.

Q:
When and where is the special meeting?

A:
The special meeting will take place on [•], 2019, at [•] local time, at [•].

Q:
What matters will be voted on at the special meeting?

A:
We will ask you: (i) to consider and vote upon a proposal to approve the merger agreement by and among GPIC, Angel and Merger Sub, pursuant to which Merger Sub will merge with and into GPIC with GPIC continuing as the surviving corporation and becoming a wholly owned subsidiary of Angel, thereby approving the merger; and (ii) to consider and vote upon a proposal to approve the adjournment of the special meeting if necessary or appropriate in the view of the GPIC board of directors to solicit additional proxies if there are not sufficient votes at the time of the special meeting to approve the merger agreement.

Q:
What is the proposed transaction?

A:
Under the terms of the merger agreement, upon completion of the merger, Merger Sub will be merged with and into GPIC, with GPIC continuing as the surviving corporation and becoming a wholly owned subsidiary of Angel. If the merger is completed, our common stock will cease to be traded on NASDAQ and you will not own any shares of the capital stock of the surviving corporation as a result of the merger.

Q:
What will I receive if the merger is completed?

A:
If the merger is completed, each share of GPIC common stock that you own immediately prior to the effective time of the merger will be canceled and converted into the right to receive $13.75 in cash, without interest and less any applicable withholding taxes. You will not own shares in the surviving corporation.

Q:
Should I send in my stock certificates now?

A:
No. Please do not send your stock certificates now. If the merger is completed, GPIC stockholders holding GPIC stock certificates will receive a letter of transmittal instructing such stockholders to send their stock certificates to the paying agent in order to receive the cash payment of the merger consideration for each share of our common stock represented by the stock certificates. Holders of stock certificates should use the letter of transmittal to exchange their stock certificates for the cash payment to which they are entitled upon completion of the merger. Please do not send in your stock certificates with your proxy card.

Q:
What happens if I sell or transfer my shares of common stock after the record date but before the special meeting?

A:
If you sell or transfer your shares of our common stock after the record date but before the special meeting, you will transfer the right to receive the merger consideration, if the merger is completed, to the person to whom you sell or transfer your shares of our common stock, but you will retain your right to vote these shares at the special meeting unless you have granted the purchaser of your shares the right to vote your shares.

Q:
What happens if the market price of shares of GPIC common stock changes before the closing of the merger?

A:
No change will be made to the merger consideration of  $13.75 per share of GPIC common stock as a result of a change in the market price of our common stock.

Q:
What vote is required to approve the merger agreement?

A:
Under Nevada law and as a condition to the consummation of the merger, approval of the merger agreement requires the affirmative vote of the holders of a majority of the outstanding shares of GPIC common stock at the close of business on the record date entitled to vote at the special meeting. As of the record date, there were [•] shares of GPIC common stock outstanding. Accordingly, a GPIC stockholder’s failure to submit a proxy card or to vote in person at the special meeting, an abstention from voting or the failure of a GPIC stockholder who holds his or her shares in “street name” through a broker, bank or other nominee to give voting instructions to such broker, bank or other nominee, which we refer to as a broker non-vote, will have the same effect as a vote “AGAINST” the proposal to approve the merger agreement.

The voting agreement requires Holding Wilson, S.A. and Mrs. Carretté, who collectively own approximately 51% of the outstanding GPIC common stock, to, among other things, vote their shares of GPIC common stock in favor of the proposal to approve the merger agreement and certain related matters, as applicable, and against alternative acquisition proposals. Additionally, each of Holding Wilson, S.A. and Mrs. Carretté has granted Angel an irrevocable proxy (subject to the terms and conditions set forth in the voting agreement) to vote the shares of GPIC common stock held by such stockholder in favor of the approval of the merger agreement and against any alternative acquisition proposal. However, if the GPIC board of directors changes its recommendation to approve the merger agreement or if the merger agreement is terminated, in each case in accordance with the terms set forth in the merger agreement, including in respect of a superior offer, all stockholders party to the voting agreement will be relieved of their obligation to approve the merger agreement and all other voting obligations under the voting agreement. Accordingly, because they collectively own a majority of the outstanding GPIC common stock, if the stockholders party to the voting agreement are not relieved of their voting obligations, the vote required to approve the merger agreement will be obtained and the merger agreement will be approved at the special meeting.
Q:
What vote is required for the adjournment proposal?

A:
Assuming a quorum is present, approval of the adjournment proposal requires the affirmative vote of a majority of the votes cast on the proposal. Accordingly, abstentions and broker non-votes will have no effect on the outcome of the adjournment proposal.

Q:
What constitutes a quorum?

A:
The presence at the special meeting, in person or by proxy, of the holders of a majority of the outstanding shares of common stock entitled to vote at any meeting of GPIC stockholders shall constitute a quorum for the transaction of any business at such meeting. As of  [•], 2019, the record date for the special meeting, [•] shares of GPIC common stock will be required to obtain a quorum. When a quorum is present to organize a meeting of GPIC stockholders, it is not broken by the subsequent withdrawal of any GPIC stockholders. Abstentions and any broker non-votes are considered as present for the purpose of determining the presence of a quorum.

Q:
How do the special transaction committee and the GPIC board of directors recommend that I vote?

A:
The special transaction committee after considering all factors that the special transaction committee deemed relevant and after consulting with independent legal and financial advisors, unanimously determined that the merger agreement and the transactions contemplated thereby, including the merger, are advisable and fair to and in the best interests of GPIC and its stockholders. Our board of directors, upon the unanimous recommendation of the special transaction committee and after considering all factors that the GPIC board of directors deemed relevant and after consulting with independent legal and financial advisors, unanimously determined that the merger agreement and the transactions contemplated thereby, including the merger, are advisable and fair to and in the best interests of GPIC and its stockholders, and unanimously adopted the merger agreement and the transactions contemplated thereby, including the merger. Material factors considered by the special transaction committee and our board of directors in reaching its decision to approve the merger agreement and the merger can be found in the section entitled “Proposal 1: Approval of the Merger Agreement — Reasons for the Merger” beginning on page 33 of this proxy statement.
The special transaction committee unanimously recommends and the GPIC board of directors also unanimously recommends (after having received the unanimous recommendation of the special transaction committee) that you vote:
•
“FOR” the approval of the merger agreement, thereby approving the transactions contemplated thereby, including the merger; and

•
“FOR” the proposal to approve the adjournment of the special meeting if necessary or appropriate in the view of the GPIC board of directors to solicit additional proxies if there are not sufficient votes at the time of the special meeting to approve the merger agreement.

Q:
What is the difference between holding shares as a stockholder of record and a beneficial owner?

A:
Most of our stockholders hold their shares through a broker, bank or other nominee rather than directly in their own name. As summarized below, there are some distinctions between shares held of record and those owned beneficially.

•
Stockholder of Record.   If your shares are registered directly in your name with our transfer agent, Broadridge Financial Solutions, Inc., which we refer to as “Broadridge” in this proxy statement, you are considered the stockholder of record with respect to those shares, and these proxy materials are being sent directly to you by us. As the stockholder of record, you have the right to grant your voting proxy directly to us or to vote your shares in person at the special meeting. We have enclosed a proxy card for you to use.

•
Beneficial Owner.   If your shares are held in a brokerage account or by a bank or other nominee, you are considered the beneficial owner of shares held in “street name,” and these proxy materials are being forwarded to you together with a voting instruction card by your broker, bank or other nominee who is considered the stockholder of record with respect to those shares. As the beneficial owner, you have the right to direct your broker, bank or other nominee on how to vote your shares and you are also invited to attend the special meeting where you can vote your shares in person by following the procedure described below.

•
Because a beneficial owner is not the stockholder of record, you may not vote these shares at the special meeting, unless you obtain a “legal proxy” from the broker, bank or other nominee that holds your shares giving you the right to vote the shares at the special meeting. You should allow yourself enough time prior to the special meeting to obtain this proxy from your broker, bank or other nominee who is the stockholder of record.

Q:
How do I vote my shares of GPIC common stock?

A:
Before you vote, you should carefully read and consider the information contained in or incorporated by reference in this proxy statement, including the Annexes. You should also determine whether you hold your shares of our common stock directly in your name as a registered stockholder (which would mean that you are a “stockholder of record”) or through a broker, bank or other nominee, because this will determine the procedure that you must follow in order to vote. You are a registered holder of our common stock if you hold your GPIC common stock as a stockholder of record in certificate form or if you hold your GPIC common stock in your name directly with our transfer agent, Broadridge. If you are a registered holder of our common stock, you may vote in any of the following ways:

•
Via the Internet — If you choose to vote via the Internet, go to the website indicated on the enclosed proxy card and follow the easy instructions. You will need the control number shown on your proxy card in order to vote.

•
Via Telephone — If you choose to vote via telephone, use a touch-tone telephone to call the phone number indicated on the enclosed proxy card and follow the easy voice prompts. You will need the control number shown on your proxy card in order to vote.

•
Via Mail — If you choose to vote via mail, simply mark your proxy card, date and sign it, and return it in the postage-paid envelope provided. Proxy cards that are returned without a signature will not be counted as present at the special meeting and cannot be voted.

•
At the Special Meeting — Stockholders of record who attend the special meeting may vote in person by following the procedures described above, and any previously submitted proxies will be superseded by the vote cast at the special meeting.

Although GPIC offers four different voting methods, GPIC encourages you to vote through the Internet, as GPIC believes it is the most cost-effective method. We also recommend that you vote as soon as possible, even if you are planning to attend the special meeting, so that the vote count will not be delayed. Both the Internet and the telephone provide convenient, cost-effective alternatives to returning your proxy card by mail. If you vote your shares of GPIC common stock through the Internet, you may incur costs associated with electronic access, such as usage charges from Internet access providers.
Q:
If I hold my shares through a broker, bank or other nominee, will my broker, bank or other nominee vote my shares for me?

A:
Yes, but only if you properly instruct them to do so. If your shares are held in a brokerage account or by a bank or other nominee, you are considered the “beneficial owner” of the shares held for you in what is known as “street name.” If this is the case, this proxy statement has been forwarded to you by your brokerage firm, bank or other nominee, or its agent. As the beneficial owner, you have the right to direct your broker, bank or other nominee on how to vote your shares. Because a beneficial owner is not the stockholder of record, you may not vote these shares at the special meeting, unless you obtain a “legal proxy” from the broker, bank or other nominee that holds your shares giving you the right to vote the shares at the special meeting. You should allow yourself enough time prior to the special meeting to obtain this proxy from your broker, bank or other nominee who is the stockholder of record.

If you hold your shares in street name through a broker, bank or other nominee, please refer to the information on the voting instruction card forwarded to you by your bank, broker or other nominee to see which voting options are available to you. In many cases, you may be able to submit your voting instructions by the Internet or telephone. If you do not properly submit your voting instructions, the broker, bank or other nominee will not be able to vote on these proposals. Under applicable rules, brokers, banks and other nominees have the discretion to vote on routine matters. The proposals in this proxy statement are non-routine matters, and therefore brokers, banks and other nominees cannot vote on these proposals without your instructions. This is called a “broker non-vote.” Therefore, it is important that you cast your vote by instructing your broker, bank or nominee on how you wish to vote your shares.
We believe that (i) under the NRS, broker non-votes, if any, will be counted for purposes of determining the presence or absence of a quorum at the special meeting and (ii) under the current rules of NASDAQ, brokers do not have discretionary authority to vote on any of the proposals being voted upon at the special meeting. To the extent that there are any broker non-votes, a broker non-vote will have the same effect as a vote “AGAINST” the proposal to approve the merger agreement but will have no effect on the outcome of the adjournment proposal.
Q:
What happens if I return my proxy card but I do not indicate how to vote?

A:
If you return a properly executed proxy card (including proxies received via the Internet or by telephone), but do not include instructions on how to vote, your shares of our common stock will be voted “FOR” the approval of the merger agreement, thereby voting such shares in favor of approving the merger, and “FOR” the approval of the adjournment proposal. We do not currently intend to present any other proposals for consideration at the special meeting.

Q:
What happens if I abstain from voting on a proposal?

A:
It is important that you vote your shares. Because, under the NRS, the approval of the merger agreement requires the affirmative vote of a majority of the voting power of the outstanding shares of GPIC common stock, and because, under the NRS and GPIC’s bylaws, the approval of the adjournment proposal requires the affirmative vote of a majority of the votes cast on the adjournment proposal, your abstention will have the same effect as a vote “AGAINST” approval of the merger agreement but will have no effect on the outcome of the adjournment proposal.

Q:
May I change my vote after I have mailed my signed proxy card or otherwise submitted my vote?

A:
Yes. Even after you sign the proxy card or voting instruction card in the form accompanying this proxy statement, vote via telephone or vote via the Internet, you retain the power to revoke your proxy or change your vote. You can revoke your proxy or change your vote at any time before it is exercised by giving written notice to our Corporate Counsel at Gaming Partners International Corporation, 3945 West Cheyenne Avenue, Suite 208, North Las Vegas, Nevada 89032, Attn: Corporate Counsel, specifying such revocation. You may also change your vote by timely delivery of a valid, later-dated proxy or by attending and voting in person at the special meeting. If you have voted via the Internet or by telephone, you may change your vote by signing on to the website and following the prompts or calling the toll-free number again and following the instructions.

If your shares are held in street name, you must contact your bank, broker or other nominee in order to revoke your proxy or change your vote.
Q:
What does it mean if I receive more than one set of proxy materials?

A:
This means that you hold shares of GPIC in more than one way. For example, you may own some shares directly as a stockholder of record and other shares as a beneficial owner through a broker, or you may own shares as a beneficial owner through more than one broker. In these situations, you may receive more than one set of proxy materials or multiple control numbers for use in submitting your proxy. To ensure that all of your shares are voted, sign and return each proxy card or voting instruction card you receive or, if you submit your proxy through the Internet or by telephone, vote at least once for each proxy card or control number you receive.

Q:
When do you expect the merger to be completed?

A:
The parties to the merger agreement are working toward completing the merger as promptly as possible. The parties currently anticipate that the merger will be completed by the end of 2019, although there can be no assurance that the parties will be able to do so by then or at all. Completion of the merger is subject to a number of conditions specified in the merger agreement. See the section entitled “Terms of the Merger Agreement — Conditions to Completion of the Merger” beginning on page 74 of this proxy statement.

Q:
If the merger is completed, how will I receive the cash for my shares?

A:
If the merger is completed and your shares of our common stock are held in book-entry or in “street name,” the cash proceeds will be deposited into your bank or brokerage account without any further action on your part. If you are a stockholder of record with your shares held in certificate form, you will receive a letter of transmittal with instructions on how to send your certificates for shares of our common stock to the paying agent in connection with the merger. The paying agent will issue and deliver to you a check for your shares after you comply with these requirements. See the section entitled “Terms of the Merger Agreement — Exchange of Shares in the Merger” beginning on page 57 of this proxy statement.

Q:
Is the merger taxable to GPIC stockholders?

A:
The exchange of shares of our common stock for cash pursuant to the merger will generally be a taxable transaction to U.S. holders for U.S. federal income tax purposes and may also be a taxable transaction under applicable local and/or foreign income or other tax laws. In general, for U.S. federal income tax purposes, a “U.S. holder” (as defined in the section entitled “Proposal 1: Approval of the Merger Agreement — Material U.S. Federal Income Tax Consequences of the Merger for U.S. Holders” beginning on page 53 of this proxy statement) who exchanges shares of our common stock for cash in the merger will recognize gain or loss in an amount equal to the difference, if any, between the amount of cash received with respect to such shares and the U.S. holder’s adjusted tax basis in such shares.
You should read the section entitled “Proposal 1: Approval of the Merger Agreement — Material U.S. Federal Income Tax Consequences of the Merger for U.S. Holders” beginning on page 53 of this proxy statement for a more complete discussion of the U.S. federal income tax consequences of the merger to you. You should also consult your tax advisor to determine the particular U.S. federal, state, local, and/or foreign tax consequences of the merger to you.
Q:
What happens if the merger is not completed?

A:
If the merger agreement is not approved by the stockholders or if the merger is not completed for any other reason, stockholders will not receive any payment for their shares of our common stock in connection with the merger. Instead, our common stock will continue to be listed and traded on NASDAQ. In certain circumstances, we or Angel may be required to pay a termination fee of $4.0 million or $15.0 million, as the case may be, as described under the section entitled “Terms of the Merger Agreement — Termination Fees; Effect of Termination” beginning on page 77 of this proxy statement.

Q:
What conditions must be satisfied to complete the merger?

A:
There are several conditions which must be satisfied to complete the merger, including, among others, customary conditions relating to the approval of the merger agreement by the requisite vote of GPIC’s stockholders, the receipt of certain approvals from gaming authorities and the accuracy of the representations and warranties of the parties set forth in the merger agreement, subject in most cases to “materiality” and “material adverse effect” qualifications. Additionally, each of the parties shall have performed in all material respects all material obligations required to be performed by such party. Consummation of the merger is not subject to any financing condition. See the section entitled “Terms of the Merger Agreement — Conditions to Completion of the Merger” beginning on page 74 of this proxy statement.

Q:
Am I entitled to exercise dissenter’s rights instead of receiving the merger consideration for my shares?

A:
No. Pursuant to NRS Section 92A.390, you are not entitled to exercise dissenter’s rights with respect to the merger agreement or the transactions contemplated thereby, including the merger, as further explained under the section entitled “Proposal 1: Approval of the Merger Agreement — No Dissenter’s Rights” beginning on page 54 of this proxy statement.

Q:
What is a proxy?

A:
A proxy is your legal designation of another person, referred to as a “proxy,” to vote your shares of GPIC common stock. The written document describing the matters to be considered and voted on at the special meeting is called a “proxy statement.” The document used to designate a proxy to vote your shares of common stock is called a “proxy card.”

Q:
Who will count the votes?

A:
The votes will be counted by a representative of Broadridge, GPIC’s transfer agent, who will act as the inspector of election appointed for the special meeting.

Q:
Where can I find the voting results of the special meeting?

A:
GPIC intends to announce preliminary voting results at the special meeting and publish final results in a Current Report on Form 8-K that will be filed with the SEC following the special meeting. All reports GPIC files with the SEC are publicly available when filed. See the section entitled “Where Stockholders Can Find More Information” beginning on page 86 of this proxy statement.

Q:
Who can help answer my questions?

A:
If you would like additional copies, without charge, of this proxy statement or if you have questions about the merger agreement or the merger, including the procedures for voting your shares, you should contact [•], our proxy solicitation firm, at:

Address: [•]
Stockholders call toll free: [•]
Banks and brokers call collect: [•]
E-mail: [•]
If your broker, bank or other nominee holds your shares, you should also call your broker, bank or other nominee for additional information.

CAUTIONARY STATEMENT CONCERNING FORWARD-LOOKING INFORMATION
All statements in this communication other than statements of historical fact contained in this report are forward-looking statements. Forward-looking statements usually relate to future events and anticipated revenues, earnings, cash flows or other aspects of our operations or operating results. Forward-looking statements are often identified by the words “anticipate,” “guidance,” “assumptions,” “projects,” “estimates,” “outlook,” “expects,” “continues,” “intends,” “plans,” “believes,” “forecasts,” future,” “potential,” “may,” “foresee,” “possible,” “should,” “would,” “could” and variations of such words or similar expressions, including the negative thereof. These forward-looking statements are based on our current expectations, beliefs and assumptions concerning future developments and business conditions and their potential effect on us. While management believes that these forward-looking statements are reasonable as and when made, there can be no assurance that future developments affecting us will be those that we anticipate.
Risks and uncertainties that could cause results to differ materially from those expected by the management of the Company include the expected timing and likelihood of completion of the proposed transaction, including the timing, receipt and terms and conditions of any required governmental and regulatory approvals of the proposed transaction that could reduce anticipated benefits or cause the parties to abandon the proposed transaction, the occurrence of any event, change or other circumstances that could give rise to the termination of the merger agreement, the possibility that our stockholders may not approve the merger agreement, the risk that the parties may not be able to satisfy the conditions to the proposed transaction in a timely manner or at all, risks related to disruption of management time from ongoing business operations due to the proposed transaction, the risk that any announcements relating to the proposed transaction could have adverse effects on the market price of GPIC common stock, the risk of any unexpected costs or expenses resulting from the proposed transaction, the risk of any litigation relating to the proposed transaction, the risk that the proposed transaction and its announcement could have an adverse effect on the ability of the Company to retain and hire key personnel and maintain relationships with its suppliers and customers and on its operating results and businesses generally, the risk the pending proposed transaction could distract management of the Company and it will incur substantial costs and other important factors that could cause actual results to differ materially from those projected.
All of our forward-looking statements involve risks and uncertainties (some of which are significant or beyond our control) and assumptions that could cause actual results to differ materially from our historical experience and our present expectations or projections. You should carefully consider the foregoing factors and the other risks and uncertainties that affect the parties’ businesses, including those described in the Company’s Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q, Current Reports on Form 8-K and other documents filed from time to time by the Company with the U.S. Securities and Exchange Commission, which we refer to as the “SEC” in this proxy statement. We wish to caution you not to place undue reliance on any forward-looking statements, which speak only as of the date hereof. We undertake no obligation to publicly update or revise any of our forward-looking statements after the date they are made, whether as a result of new information, future events or otherwise, except to the extent required by law.

PARTIES INVOLVED IN THE MERGER
Gaming Partners International Corporation
3945 West Cheyenne Avenue, Suite 208
North Las Vegas, Nevada 89032
Telephone: (702) 384-2425
GPIC manufactures and supplies casino table game equipment to licensed casinos worldwide. Under the brand names of Paulson®, Bourgogne et Grasset®, Gemaco®, Dolphin® and Bud Jones®, GPIC provides casino currency, including chips, plaques and jetons; playing cards; table layouts; gaming furniture and table accessories; dice; and roulette wheels. GPIC pioneered the use of security features like radio frequency identification device (RFID) technology in casino currency, and offers RFID solutions including RFID readers, software, and displays. Headquartered in North Las Vegas, Nevada, GPIC also has facilities in Beaune, France; San Luis Rio Colorado, Mexico; Blue Springs, Missouri; Atlantic City, New Jersey; Gulfport, Mississippi; and Macau S.A.R., China.
GPIC’s common stock is listed on NASDAQ under the symbol “GPIC.”
GPIC’s principal executive offices are located at 3945 West Cheyenne Avenue, Suite 208, North Las Vegas, Nevada 89032, its telephone number is (702) 384-2425 and its Internet website address is www.gpigaming.com. The information provided on or accessible through GPIC’s website is not part of this proxy statement and is not incorporated in this proxy statement by this or any other reference to its website provided in this proxy statement.
Angel Holdings Godo Kaisha
8-1-5 Seikadai Seika-cho, Souraku-gun
Kyoto, 619-0238
Japan
Angel manufactures and supplies playing cards and card games for both the gaming industry and the retail market. A world leader in casino playing cards and table game equipment, Angel’s many groundbreaking innovations include the best-selling Angel Protect Pre-shuffled Cards, and the Angel Eye® series of electronic shoes. Angel’s principal business office is located in Kyoto, Japan, with manufacturing facilities in Japan and Singapore. Angel also has offices in the United States, Macau, Australia and the Philippines.
Angel’s principal executive offices are located at 8-1-5 Seikadai Seika-cho, Souraku-gun, Kyoto, 619-0238, Japan, and its telephone number is +81-774-98-6780.
AGL Nevada Corporation
8-1-5 Seikadai Seika-cho, Souraku-gun
Kyoto, 619-0238
Japan
AGL Nevada Corporation, a wholly owned subsidiary of Angel, is a Nevada corporation that was formed on November 9, 2018 for the purpose of entering into the merger agreement and completing the transactions contemplated by the merger agreement, including the merger. Merger Sub has not engaged in any business other than in connection with the merger and other related transactions. Upon the terms and subject to the conditions of the merger agreement, Merger Sub will be merged with and into GPIC, with Merger Sub ceasing to exist and GPIC surviving the merger as a wholly owned subsidiary of Angel.
Merger Sub’s principal executive offices are located at 8-1-5 Seikadai Seika-cho, Souraku-gun, Kyoto, 619-0238, Japan, and its telephone number is +81-774-98-6780.

THE SPECIAL MEETING
This section contains information about the special meeting of GPIC stockholders that has been called to consider and vote upon a proposal to approve the merger agreement and to consider and vote upon a proposal to approve the adjournment of the special meeting if necessary or appropriate in the view of the GPIC board of directors to solicit additional proxies if there are not sufficient votes at the time of the special meeting to approve the merger agreement.
This proxy statement is being provided to the stockholders of GPIC as part of a solicitation of proxies by the GPIC board of directors for use at the special meeting to be held at the date, time and place specified below, and at any properly convened meeting following an adjournment or postponement thereof for the purposes set forth in this proxy statement and in the accompanying notice of special meeting.
Date, Time and Place
A special meeting of stockholders of GPIC is scheduled to be held on [•], 2019, at [•] local time, at [•], unless the special meeting is adjourned or postponed. We intend to mail this proxy statement and the accompanying proxy card on or about [•], 2019 to all stockholders entitled to vote at the special meeting.
Purpose of the Special Meeting
At the special meeting, stockholders will be asked:
•
to consider and vote upon a proposal to approve the merger agreement, which provides for the merger of Merger Sub, with and into GPIC, with GPIC continuing as the surviving corporation, and the conversion in the merger of each share of GPIC common stock, other than the excluded shares, into the right to receive $13.75 in cash, without interest and less any applicable withholding taxes; and

•
to consider and vote upon a proposal to approve the adjournment of the special meeting if necessary or appropriate in the view of the GPIC board of directors to solicit additional proxies if there are not sufficient votes at the time of the special meeting to approve the merger agreement.

Recommendations of the Special Transaction Committee and Our Board of Directors
The special transaction committee monitored the negotiation of, and carefully reviewed and considered the terms and conditions of, the merger agreement and the transactions contemplated by the merger agreement. The special transaction committee has unanimously determined, among other things, that the merger agreement and the transactions contemplated thereby, including the merger, are advisable and fair to and in the best interests of GPIC and its stockholders. The special transaction committee also recommended that our board of directors approve and declare the advisability of the merger agreement and the transactions contemplated by the merger agreement, and recommends that our stockholders adopt the merger agreement.
Our board of directors, after careful consideration and acting after having received the unanimous recommendation of the special transaction committee, has unanimously determined that the merger agreement and the transactions contemplated thereby, including the merger, are advisable and fair to and in the best interests of GPIC and its stockholders, and unanimously adopted the merger agreement and the transactions contemplated thereby, including the merger. Our board of directors made its determination based in part on the unanimous recommendation of the special transaction committee and after consultation with independent legal and financial advisors, and in part after consideration of a number of other factors that the special transaction committee and the GPIC board of directors deemed relevant.
The material factors considered by the special transaction committee and the GPIC board of directors in reaching its decision to approve the merger agreement and the merger can be found in the section entitled “Proposal 1: Approval of the Merger Agreement — Reasons for the Merger” beginning on page 33 of this proxy statement.
The special transaction committee unanimously recommends and the GPIC board of directors also unanimously recommends (after having received the unanimous recommendation of the special transaction committee) that GPIC stockholders vote “FOR” the approval of the merger agreement, thereby approving the merger, and “FOR” the adjournment proposal.

Our stockholders must approve the merger agreement in order for the merger to occur. If our stockholders fail to approve the merger agreement, the merger will not occur. The voting agreement requires Holding Wilson, S.A. and Elisabeth Carretté, who collectively own approximately 51% of the outstanding GPIC common stock, to, among other things, vote their shares of GPIC common stock in favor of the proposal to approve the merger agreement and certain related matters, as applicable, and against alternative acquisition proposals. Additionally, each of Holding Wilson, S.A. and Mrs. Carretté has granted Angel an irrevocable proxy (subject to the terms and conditions set forth in the voting agreement) to vote the shares of GPIC common stock held by such stockholder in favor of the approval of the merger agreement and against any alternative acquisition proposal. However, if the GPIC board of directors changes its recommendation to approve the merger agreement or if the merger agreement is terminated, in each case in accordance with the terms set forth in the merger agreement, including in respect of a superior offer, all stockholders party to the voting agreement will be relieved of their obligation to approve the merger agreement and all other voting obligations under the voting agreement. Accordingly, because they collectively own a majority of the outstanding GPIC common stock, if the stockholders party to the voting agreement are not relieved of their voting obligations, the vote required to approve the merger agreement will be obtained and the merger agreement will be approved at the special meeting.
A copy of the merger agreement is attached as Annex A to this proxy statement and a copy of the voting agreement is attached as Annex B, and each is incorporated herein by reference, which we encourage you to read carefully and in their entirety.
Record Date and Voting Information
Only holders of record of our common stock at the close of business on [•], 2019, the record date for the special meeting, are entitled to notice of, and to vote at, the special meeting and any adjournments or postponements thereof. Each holder of record of our common stock on the record date will be entitled to one vote for each share held as of the record date on each matter submitted to stockholders for approval at the special meeting. If you sell or transfer your shares of our common stock after the record date but before the special meeting, you will transfer the right to receive the per share merger consideration, if the merger is completed, to the person to whom you sell or transfer your shares of our common stock, but you will retain your right to vote these shares at the special meeting unless you have granted the purchaser of your shares the power to vote your shares.
As of the close of business on the record date, there were [•] shares of GPIC common stock, par value $0.01 per share, issued, outstanding and entitled to vote at the special meeting, which shares were held by approximately [•] holders of record.
Brokers, banks or other nominees who hold shares in “street name” for clients typically have the authority to vote on “routine” proposals when they have not received instructions from beneficial owners. Absent specific instructions from the beneficial owner of the shares, however, brokers, banks or other nominees are not allowed to exercise their voting discretion with respect to the approval of non-routine matters, which include all of the proposals being voted on at the special meeting. Proxies submitted without a vote by brokers, banks or other nominees on these matters are referred to as “broker non-votes” and are discussed in greater detail below.
Quorum
At the special meeting, the presence in person or by proxy of the holders of a majority of the voting power of the outstanding shares of stock entitled to vote at the meeting is necessary and sufficient to constitute a quorum for the transaction of any business at such meeting. When a quorum is present to organize a meeting, it is not broken by the subsequent withdrawal of any GPIC stockholders. As of the record date for the special meeting, [•] shares of GPIC common stock will be required to obtain a quorum. Abstentions and broker non-votes are considered as present for the purpose of determining the presence of a quorum. In the event that a quorum is not present, or if there are insufficient votes to approve the merger agreement at the time of the special meeting, it is expected the meeting will be adjourned or postponed to solicit additional proxies.

Required Vote; Effect of Abstentions and Broker Non-Votes
Approval of the merger agreement requires the affirmative vote of a majority of the voting power of the outstanding shares of GPIC common stock entitled to vote at the special meeting, as of the record date for the special meeting. A failure to vote your shares of common stock, an abstention from voting or a broker non-vote will have the same effect as a vote against the proposal to approve the merger agreement. In connection with the merger agreement, on November 27, 2018, two GPIC stockholders, Holding Wilson, S.A. and Elisabeth Carretté, entered into a voting agreement with Angel pursuant to which both agreed, among other things, to vote their shares of GPIC common stock in favor of the proposal to approve the merger agreement. Accordingly, because Holding Wilson, S.A. and Mrs. Carretté collectively own approximately 51% of the outstanding shares of GPIC common stock, so long as each remains obligated under the terms of the voting agreement, the merger agreement will be approved at the special meeting. The terms of the voting agreement are described in more detail under the section entitled “The Voting Agreement” beginning on page 80 of this proxy statement.
Approval of the adjournment proposal requires the affirmative vote of a majority of the votes cast on the proposal.
Abstentions and broker non-votes, if any, will be counted as present in determining whether the quorum requirement is satisfied. A broker non-vote occurs when a broker, bank or other nominee holding shares of a beneficial stockholder does not vote on a particular proposal because it has not received instructions from the beneficial stockholder and the broker, bank or other nominee does not have discretionary voting power for that particular item.
It is important that you vote your shares. Because, under the NRS, the approval of the merger agreement requires the affirmative vote of a majority of the voting power of the outstanding shares of GPIC common stock, and because, under the NRS and GPIC’s bylaws, the approval of the adjournment proposal requires the affirmative vote of a majority of the votes cast on the adjournment proposal, your abstaining from voting, failure to vote, or failure to instruct your broker, bank or other nominee to vote, will have the same effect as a vote “AGAINST” approval of the merger agreement but will have no effect on the outcome of the adjournment proposal. Shares not in attendance will have no effect on the outcome of any vote on the adjournment proposal.
If the special meeting is adjourned or postponed for any reason, and the record date remains unchanged, at any subsequent reconvening of the special meeting, all proxies will be voted in the same manner as they would have been voted at the original convening of the meeting, except for any proxies that have been revoked or withdrawn.
Voting by Stockholders
After carefully reading and considering the information contained in this proxy statement, each stockholder of record of GPIC common stock (that is, if your shares of GPIC common stock are registered in your name with GPIC’s transfer agent, Broadridge) should vote by mail, through the Internet, by telephone or by attending the special meeting and voting by ballot, according to the instructions described below.
For beneficial owners of shares of GPIC common stock, if your shares are held in “street name” through a broker, bank or other nominee, you have the right to direct your broker, bank or other nominee on how to vote your shares. To direct your nominee on how to vote your shares please follow the instructions provided to you by your nominee. Because a beneficial owner is not the stockholder of record, you may not vote these shares at the special meeting unless you obtain a “legal proxy” from the broker, bank or other nominee that holds your shares giving you the right to vote the shares at the special meeting.
If a properly executed proxy is returned without an indication as to how the shares of common stock represented are to be voted with regard to a particular proposal, the GPIC common stock represented by the proxy will be voted “FOR” such proposal. All shares represented by properly executed proxies received (including proxies received via the Internet or by telephone) in time for the special meeting will be voted at the meeting in the manner specified by the stockholder giving those proxies.

Voting Methods
For stockholders of record:
If your shares are held in your name by GPIC’s transfer agent, Broadridge, you can vote:
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Via the Internet — If you choose to vote via the Internet, go to the website indicated on the enclosed proxy card and follow the easy instructions. You will need the control number shown on your proxy card in order to vote.

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Via Telephone — If you choose to vote via telephone, use a touch-tone telephone to call the phone number indicated on the enclosed proxy card and follow the easy voice prompts. You will need the control number shown on your proxy card in order to vote.

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Via Mail — If you choose to vote via mail, simply mark your proxy card, date and sign it, and return it in the postage-paid envelope provided. Proxy cards that are returned without a signature will not be counted as present at the special meeting and cannot be voted.

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At the Special Meeting — Stockholders of record who attend the special meeting may vote in person by following the procedures described above, and any previously submitted proxies will be superseded by the vote cast at the special meeting.

Please do not send in stock certificates or other documents representing GPIC common stock at this time. If the merger is completed, holders of GPIC stock certificates will receive instructions regarding the procedures for exchanging their existing GPIC stock certificates for the payment of the merger consideration.
For beneficial owners:
If your shares are held in “street name” through a broker, bank or other nominee, you have the right to direct your broker, bank or other nominee on how to vote your shares. To direct your nominee on how to vote your shares please follow the instructions provided to you by your nominee. Because a beneficial owner is not the stockholder of record, you may not vote these shares at the special meeting unless you obtain a “legal proxy” from the broker, bank or other nominee that holds your shares giving you the right to vote the shares at the special meeting.
Proxies received at any time before the special meeting and not expired, revoked or superseded before being voted will be voted at the special meeting. If the proxy indicates a specification, it will be voted in accordance with the specification. If no specification is indicated, the proxy will be voted “FOR” the approval of the merger agreement, thereby voting such shares in favor of approving the merger, and “FOR” the approval of the adjournment proposal.
Revocation of Proxies
GPIC stockholders of record retain the power to revoke their proxy or change their vote, even if they sign the proxy card or voting instruction card in the form accompanying this proxy statement, vote via telephone or vote via the Internet. GPIC stockholders can revoke their proxy or change their vote at any time before it is exercised by giving written notice to our Corporate Counsel at Gaming Partners International Corporation, 3945 West Cheyenne Avenue, Suite 208, North Las Vegas, Nevada 89032, Attn: Corporate Counsel, specifying such revocation. GPIC stockholders may also change their vote by timely delivery of a valid, later-dated proxy or by voting by ballot in person at the special meeting. Simply attending the special meeting will not constitute revocation of your proxy.
If your shares are held in “street name” through a broker, bank or other nominee, you should follow the instructions of such broker, bank or other nominee regarding the revocation of proxies. If you have voted via the Internet or via telephone, you may change your vote by signing on to the website and following the prompts or calling the toll-free number again and following the instructions.
Voting by GPIC’s Directors and Executive Officers
At the close of business on the record date for the special meeting, directors and executive officers of GPIC beneficially owned and were entitled to vote in the aggregate, [•] shares of GPIC common stock entitled to vote at the special meeting, or approximately [•]% of the shares of GPIC common stock outstanding on that date. We currently expect that GPIC’s directors and executive officers will vote their shares in favor of the proposal to approve the merger agreement, although none of them has entered into any agreement obligating them to do so.
Certain directors and executive officers of GPIC have interests that are different from, or in addition to, those of other GPIC stockholders generally. For more information, see the section entitled “Proposal 1: Approval of the Merger Agreement — Interests of GPIC’s Directors and Executive Officers in the Merger” beginning on page 47 of this proxy statement.
Expenses of Proxy Solicitation
This proxy statement is being furnished in connection with the solicitation of proxies by our board of directors. Expenses incurred in connection with printing and mailing of this proxy statement and in connection with notices or other filings with any governmental entities under any laws are the responsibility of GPIC; however, under the terms of the merger agreement, Angel has agreed to reimburse GPIC and be responsible for the expenses incurred by GPIC in connection with its engagement of  [•], which we refer to as “[•]” in this proxy statement, GPIC’s proxy solicitor. We have engaged the services of  [•] to solicit proxies for the special meeting. In connection with its retention by us, [•] has agreed to provide consulting, analytic and proxy solicitation services in connection with the special meeting. We have agreed to pay [•] a fee of approximately [•] plus reasonable out-of-pocket expenses for its services and certain fees related to incoming and outgoing stockholder telephone calls, and GPIC will indemnify [•] for certain losses arising out of its proxy solicitation services. Copies of solicitation materials will also be furnished to banks, brokerage houses, fiduciaries and custodians holding in their names shares of our common stock beneficially owned by others to forward to these beneficial owners. We may reimburse persons representing beneficial owners of our common stock for their costs of forwarding solicitation materials to the beneficial owners. In addition to the solicitation of proxies by mail, solicitation may be made personally, by telephone, by email and by fax, and we may pay persons holding shares for others their expenses for sending proxy materials to their principals. In addition to solicitation by the use of the mails, proxies may be solicited by our directors, officers and employees in person or by telephone, email or other means of communication. No additional compensation will be paid to our directors, officers or employees for their services.
Householding
The SEC has adopted rules that permit companies and intermediaries, such as brokers, to satisfy the delivery requirements for proxy statements and annual reports with respect to two or more stockholders sharing the same address by delivering a single annual report or proxy statement, as applicable, addressed to those stockholders. This process, commonly referred to as “householding,” potentially provides extra convenience for stockholders and cost savings for companies. GPIC and some brokers may be householding GPIC’s proxy materials by delivering a single set of proxy materials to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders. Once you have received notice from your broker or GPIC that your broker or GPIC will be householding materials to your address, householding will continue until you are notified otherwise or until you revoke your consent. If at any time you no longer wish to participate in householding, and would prefer to receive a separate proxy statement or annual report, or if you are receiving multiple copies of either document and wish to receive only one, please notify your broker if you are a street name stockholder or GPIC if you are a stockholder of record. You can notify GPIC by sending a written request to our Investor Relations team at 3945 West Cheyenne Avenue, Suite 208, North Las Vegas, Nevada 89032. In addition, we will promptly deliver, upon written or oral request to the address or telephone number above, a separate copy of the proxy statement to a stockholder at a shared address to which a single copy of the documents was delivered.
Tabulation of Votes
All votes will be tabulated by a representative of Broadridge, GPIC’s transfer agent, who will act as the inspector of election appointed for the special meeting and will separately tabulate affirmative and negative votes, abstentions and broker non-votes.

Confidential Voting
As a matter of policy, GPIC keeps confidential proxies, ballots and voting tabulations that identify individual stockholders. Such documents are available for examination only by the inspector of election and certain of GPIC’s employees and GPIC’s transfer agent and proxy solicitor who are associated with processing proxy cards and tabulating the vote. The vote of any stockholder is not disclosed except (i) where disclosure is required by applicable law, (ii) where disclosure is requested by you, (iii) where GPIC concludes in good faith that a bona fide dispute exists as to the authenticity of one or more proxies, ballots or votes, or as to the accuracy of any tabulation of such proxies, ballots or votes or (iv) in a contested proxy solicitation. Occasionally, stockholders provide written comments on their proxy cards. All comments received are then forwarded to GPIC’s General Counsel or Corporate Secretary. GPIC intends to announce preliminary voting results at the special meeting and to then disclose the final voting results in a Current Report on Form 8-K of GPIC following the special meeting.
Adjournments and Postponements
In addition to the proposal to approve the merger agreement, GPIC stockholders are also being asked to approve a proposal that will give the GPIC board of directors authority to adjourn the special meeting if necessary or appropriate in the view of the GPIC board of directors to solicit additional proxies if there are not sufficient votes at the time of the special meeting to approve the merger agreement. If a quorum is not present or represented, the person presiding at the special meeting or a majority of the GPIC board of directors may adjourn the special meeting from time to time until a quorum shall be present or represented. In addition, the GPIC board of directors could postpone the meeting before it commences, subject to the terms of the merger agreement, in the circumstances described above and to allow reasonable additional time for the filing and distribution of any supplemental or amended disclosure to be disseminated to and reviewed by GPIC’s stockholders prior to the special meeting.
If the special meeting is so adjourned for the purpose of soliciting additional proxies, stockholders who have already submitted their proxies will be able to revoke them at any time prior to their use. If you return a properly executed proxy (including proxies received via the Internet or by telephone) and do not indicate how you wish to vote on any proposal, your shares of GPIC common stock will be voted “FOR” that proposal.
Any adjournment may be made without notice to another time or place if the date, time and place to which the meeting is adjourned is announced at the meeting at which the adjournment is taken. At the adjourned meeting any business may be transacted that might have been transacted on the original date of the meeting. However, if the adjournment is for more than 30 days or, if after the adjournment, the GPIC board of directors fixes a new record date for the adjourned meeting, a notice of the adjourned meeting will be given to each GPIC stockholder of record entitled to vote at the adjourned meeting.
Attending the Special Meeting
Only GPIC stockholders of record as of the close of business on [•], 2019, or their duly appointed proxies, and “street name” holders (those whose shares are held through a broker, bank or other nominee) who bring evidence of beneficial ownership on the record date for the special meeting, such as a copy of your most recent account statement or similar evidence of ownership of GPIC common stock as of the record date for the special meeting, may attend the special meeting. If you are a “street name” holder and you wish to vote at the special meeting, you must also bring a proxy from the record holder (your broker, bank or other nominee) of the shares of GPIC common stock authorizing you to vote at the special meeting. All stockholders should bring photo identification (a driver’s license or passport is preferred), as you will also be asked to provide photo identification at the registration desk on the day of the special meeting or any adjournment or postponement of the special meeting. Everyone who attends the special meeting must abide by the rules for the conduct of the meeting. These rules will be printed on the meeting agenda. Even if you plan to attend the special meeting, we encourage you to vote by telephone, Internet or mail so your vote will be counted if you later decide not to attend the special meeting. No cameras, recording equipment, other electronic devices, large bags or packages will be permitted in the special meeting. Stockholders will be admitted to the meeting room starting at [•], local time, and admission will be on a first-come, first-served basis.

Assistance
If you need assistance in completing your proxy card or have questions regarding GPIC’s special meeting, please contact [•], by mail at [•], be telephone or by E-mail at [•]. Stockholders may call toll free at [•] and banks and brokers may call collect at [•].

PROPOSAL 1: APPROVAL OF THE MERGER AGREEMENT
As discussed below, stockholders are being asked to consider and vote on a proposal to adopt the merger agreement. You should read this proxy statement carefully and in its entirety for more detailed information concerning the merger agreement and the merger. In particular, you should read carefully and in its entirety the merger agreement, which is attached as Annex A to this proxy statement.
The GPIC board of directors unanimously recommends (based in part on the unanimous recommendation of the special transaction committee) that stockholders vote “FOR” the merger proposal.
If you return a properly executed proxy (including proxies received via the Internet or by telephone), but do not indicate instructions on your proxy, your shares of GPIC common stock represented by such proxy will be voted “FOR” the merger proposal.
Approval of the merger proposal requires the affirmative vote of the holders of a majority of the outstanding shares of GPIC common stock entitled to vote as of the record date.
Your failure to vote, or failure to instruct your broker, bank, trust company or other nominee to vote, will have the same effect as a vote “AGAINST” the merger proposal. Abstentions and broker non-votes will have the same effect as a vote “AGAINST” the merger proposal.
Effects of the Merger
Pursuant to the terms of the merger agreement, if the merger agreement is approved by GPIC’s stockholders and the other conditions to the closing are either satisfied or waived, at the effective time of the merger, Merger Sub will be merged with and into GPIC, with GPIC surviving the merger as a wholly owned subsidiary of Angel. As a consequence of the merger, GPIC will cease to be a publicly traded company. If the merger is completed, you will not own any shares of the capital stock of the surviving corporation.
At the effective time of the merger, (i) each share of GPIC common stock issued and outstanding immediately prior to the effective time of the merger (other than the excluded shares, which are discussed below) will immediately be converted into the right to receive $13.75 in cash, without interest and less any applicable withholding taxes, (ii) each share of GPIC common stock owned by GPIC (or held in GPIC’s treasury) will be canceled and no payment will be made with respect to such shares, (iii) each share of GPIC common stock owned by any of GPIC’s subsidiaries, or Angel, Merger Sub or any of their respective wholly owned subsidiaries will be cancelled and retired and shall cease to exist, and (iv) each share of common stock, par value $0.01 per share, of Merger Sub that is issued and outstanding immediately prior to the effective time of the merger will be converted into one fully paid and non-assessable share of common stock, par value $0.01 per share, of the surviving corporation at the consummation of the merger.
At the effective time of the merger, each option to purchase GPIC common stock that is outstanding (whether vested or unvested) immediately prior to the effective time of the merger will be canceled in exchange for the right to receive an amount in cash equal to the excess, if any, of the merger consideration over the exercise price of such option, less any applicable withholding taxes. If the exercise price of the option equals or exceeds the merger consideration, the option will be canceled without the payment of any consideration to the holder.
At the effective time of the merger, each GPIC stock appreciation right that is outstanding and unexercised immediately prior to the effective time of the merger (whether or not then vested or exercisable) will be canceled in exchange for no consideration.
At the effective time of the merger, the articles of incorporation of GPIC will, by virtue of the merger, be amended and restated in their entirety to read as set forth on Annex I of the merger agreement.
Background of the Merger
In February 2015, Mr. Gregory Gronau, GPIC’s former chief executive officer, proposed to Angel Playing Cards Co., Ltd., an affiliate of Angel which we refer to as “APC” in this proxy statement, that the companies discuss possible forms of business collaboration relating to casino businesses, including playing cards and electronic shoes.

GPIC and APC subsequently entered into a Non-disclosure Agreement dated September 24, 2015 in order to explore potential business collaboration opportunities relating to playing cards and electronic shoes.
On September 29, 2015, Mr. Gronau and Mr. Yasushi Shigeta, Representative Director and President of APC and the sole member of Angel, were each independently attending the Global Gaming Expo in Las Vegas, Nevada and during such event further discussed possible business collaboration.
On May 18, 2016, Mr. Gronau and Mr. Shigeta were again independently attending the Global Gaming Expo Asia in Macau and during such event had a face-to-face meeting. At the meeting, APC presented GPIC with a non-binding proposal letter from APC which included, among others, the following proposals pursuant to which APC would: acquire all or part of the outstanding shares of a subsidiary of GPIC; enter into a distribution agreement with GPIC; or acquire certain gaming assets of GPIC.
On June 21, 2016, Mr. Gronau sent a letter back to APC proposing a meeting between the two companies.
On October 23, 2017, Mr. Gronau and Mr. Aki Isoi, an advisor to GPIC, met with Mr. Shigeta and a representative of APC’s external legal counsel Nishimura & Asahi (which we refer to as “N&A” in this proxy statement), at APC’s offices in Kyoto, Japan. They discussed the proposed transactions contained in APC’s non-binding proposal letter sent to GPIC on May 18, 2016.
On February 8, 2018, Mr. Alain Thieffry, the current chief executive officer and president of GPIC and member of the board of directors of GPIC, and Mr. Gronau met with Mr. Shigeta, Mr. Kyotaro Morihisa, an employee of APC, and representatives from N&A in Paris, France to discuss a potential distribution agreement between APC and GPIC. Representatives from APC proposed such agreement, and GPIC’s representatives responded that they would discuss such proposal internally with the GPIC management team. Additionally, GPIC stated it did not intend to consider a transaction to sell GPIC at such time.
On May 16, 2018, Mr. Thieffry, Mr. Shigeta, Mr. Morihisa and representatives from N&A were independently in Macau attending the Global Gaming Expo Asia, and during such event a discussion concerning the potential transactions discussed on February 8, 2018 occurred. Nothing of substance resulted from this meeting.
On June 1, 2018, Mr. Thieffry and a representative of N&A had a telephone conversation during which they discussed a potential acquisition of 100% of the outstanding shares of GPIC common stock through a reverse triangular merger transaction. Mr. Thieffry stated that he thought GPIC stockholders and board members could accept a price of  $15.00 per share of GPIC common stock. In response, the N&A representative proposed merger consideration of  $12.50 per share of GPIC common stock but indicated that such proposed per-share merger consideration was subject to consultation with members of APC’s executive management team.
From June 19 to June 20, 2018, Mr. Thieffry traveled to Tokyo, Japan where he met with a representative of N&A to engage in preliminary discussions concerning the proposed acquisition of GPIC. The representative of N&A proposed a merger consideration of  $11.30 per share of GPIC common stock. Mr. Thieffry responded by proposing a $15.00 per share merger consideration, but he indicated that GPIC may accept a per share merger consideration of  $14.00 and would discuss this internally with the management team of GPIC and GPIC’s majority stockholder, Holding Wilson, S.A. Each of APC and GPIC held firm on its pricing position and continued its own internal discussions.
On July 13, 2018, Mr. Thieffry, Mr. Shigeta and a representative of N&A traveled to Nice, France to continue their prior discussions concerning a potential acquisition of GPIC. They discussed various topics concerning the proposed acquisition, including a tentative timeline for completion of the proposed acquisition, transaction structures (first-step tender offer and second-step merger or one-step merger and due diligence procedures). The representative of N&A reminded Mr. Thieffry of the outcome of their discussion concerning the per-share merger consideration during June 19 and 20, 2018 and requested that Mr. Thieffry provide an update as to his discussion with Holding Wilson, S.A. Mr. Thieffry responded that he had not discussed it with Holding Wilson, S.A. but that GPIC would not likely agree to merger consideration less than $14.00 per share of GPIC common stock. Mr. Thieffry requested that APC provide a formal written proposal with respect to the proposed acquisition of GPIC. The representative of N&A indicated that he would discuss with the management team at APC and would revert.
On August 2, 2018, APC sent a written proposal signed to Mr. Thieffry via electronic mail proposing merger consideration for all outstanding GPIC common stock of  $12.00 per share. Mr. Thieffry responded via electronic mail that GPIC would consider the proposal.
On August 21, 2018, Mr. Thieffry and a representative of N&A talked on the telephone to negotiate the per-share merger consideration as proposed by APC on August 2, 2018. Each of APC and GPIC held firm on its pricing position and continued its own internal discussions.
On September 10, 2018, Mr. Thieffry, Mr. Jean-François Lendais, a member of GPIC’s board of directors, Mr. Shigeta and a representative of N&A met in Paris, France to continue their discussions concerning the proposed acquisition of GPIC. APC proposed a $13.50 per-share merger consideration, and Mr. Thieffry responded that he would discuss this with the GPIC management team.
On September 18, 2018, Mr. Thieffry and a representative of N&A discussed the per-share merger consideration in respect of the proposed acquisition of GPIC. Mr. Thieffry proposed merger consideration of  $14.00 per share of GPIC common stock. A representative of N&A proposed a per-share merger consideration of  $13.50. Following the discussion on the telephone, Mr. Thieffry and a representative of N&A tentatively agreed via electronic mail on merger consideration of  $13.75 per share of GPIC common stock, which both parties concluded was a fair and reasonable compromise, subject to due diligence and the negotiation of definitive agreements.
On September 26 and 27, 2018, the GPIC and APC executives met at the Paris, France office of Hogan Lovells LLP, which we refer to as “Hogan Lovells” in this proxy statement, where they continued their prior discussions concerning the proposed acquisition of GPIC. In addition to N&A, Hogan Lovells acted as external legal counsel to APC in connection with the merger.
On October 2, 2018, APC executed and delivered to GPIC a non-binding Letter of Intent to acquire, for cash, all of the outstanding shares of GPIC common stock at a price of  $13.75 per share, which included, among other things, an exclusivity provision requiring GPIC to exclusively engage with APC in connection with any proposed acquisition of GPIC for a period of 60 days from October 2, 2018, a standard confidentiality agreement and due diligence provisions.
On October 3, 2018, GPIC’s board of directors approved the formation of a special transaction committee comprised of two independent directors of GPIC to evaluate all of the terms of the proposed acquisition of GPIC and, among other things, assess its fairness to the stockholders of GPIC. From this time up to and including the approval of the merger agreement by the GPIC board of directors and the special transaction committee on November 27, 2018, the special transaction committee attended in-person negotiations between GPIC, APC and their respective advisors and met regularly to review and provide comments, in consultation with external legal and financial advisors from Saul Ewing Arnstein & Lehr LLP (which we refer to as “Saul Ewing” in this proxy statement), Holland & Hart LLP (which we refer to as “Holland & Hart” in this proxy statement) and B. Riley, on drafts of the definitive transaction documents including the merger agreement.
The special transaction committee met on five separate occasions during the period between October 4, 2018 and November 27, 2018. These meetings were held in-person or via telephone and were typically only attended by the members of the special transaction committee and outside legal counsel from Holland & Hart and, on occasion, GPIC’s general counsel. At its first meeting on October 4, 2018, the special transaction committee, among other things, reviewed APC’s letter of intent and discussed its preliminary views regarding potential benefits and risks of the proposed transaction including and in light of expected future performance by GPIC, possible reception to an acquisition of GPIC by GPIC’s customers, the likelihood of competing offers for GPIC and the possible impact on employee retention. At its second meeting on October 23, 2018, the special transaction committee, among other things, discussed, with outside counsel from Holland & Hart the fiduciary duties of directors and special committee members of a Nevada corporation as well as the potential impact of the proposed transaction on specific constituencies of GPIC and potential regulatory approvals expected to be required in connection with the proposed transaction with APC. At its third meeting on October 31, 2018, the special transaction committee discussed its comments on recent drafts of the merger agreement and related transaction documents provided to GPIC by APC. At this meeting, the special transaction committee also discussed its role in a series of upcoming in-person negotiations between GPIC, APC and their respective outside legal counsel, which occurred during the period of from November 11 through November 15, 2018 and which are discussed in more detail below. At its fourth meeting on November 19, 2018, the special transaction committee discussed, among other things, significant improvements that had been made to the merger agreement and related transaction documents as a result of the November 11-15, 2018 in-person negotiations and the logistics for a final meeting on November 27, 2018, to occur simultaneously with a meeting of the GPIC board of directors, as discussed in further detail below.
On October 5, 2018, GPIC engaged Saul Ewing to act as external legal counsel to GPIC in connection with the potential merger transaction.
On October 7, 2018, GPIC provided APC, Nomura Securities Co., Ltd., Angel’s financial advisor for the potential merger transaction, and APC’s legal representatives with access to GPIC’s virtual data room so that APC and its advisors could continue to perform legal and financial due diligence in connection with the potential transaction.
On October 16, 2018, the GPIC and APC executives met at the New York, New York office of Hogan Lovells during which APC conducted due diligence and GPIC and APC continued their prior discussions concerning the potential merger.
On October 29, 2018, representatives from Hogan Lovells provided GPIC and representatives from Saul Ewing with copies of the initial draft of the merger agreement and the voting agreement with respect to the proposed transaction. In the days that followed, representatives of Hogan Lovells and Saul Ewing had a number of discussions via electronic mail and teleconference regarding certain terms of the merger agreement.
On November 6, 2018, GPIC entered into a formal engagement agreement B. Riley pursuant to which B. Riley agreed to perform financial advisory services in connection with the potential transaction and prepare a fairness opinion, from a financial point of view, based on the results of B. Riley’s financial due diligence and review of the terms of the proposed merger agreement. Later that same day, representatives from both GPIC and B. Riley met at GPIC’s principal office in North Las Vegas, Nevada to participate in financial due diligence in connection with the proposed transaction.
On November 9, 2018, representatives from Saul Ewing circulated a revised draft of the merger agreement to representatives from Hogan Lovells and N&A, which draft addressed a number of issues raised between Saul Ewing and Hogan Lovells in connection with their prior correspondence.
During the period of November 11 through November 15, 2018, Mr. Thieffry, Mr. Ben Comin, general counsel of GPIC, and the special transaction committee met with Mr. Shigeta and Mr. Morihisa at the New York, New York office of Hogan Lovells, along with their respective attorneys, to negotiate the terms of a definitive merger agreement and to discuss other aspects of the proposed acquisition, including, among other things, the plan to obtain gaming approvals and the progress of due diligence.
On November 19, 2018, the special transaction committee met via telephone to discuss the in-person negotiations and meetings that occurred during the period of November 11-15, 2018 and the improvements to the merger agreement and other transaction documents that resulted from those meetings, which the special transaction committee observed from recent drafts of those documents. The special transaction committee then discussed its preliminary expectations concerning a potential fairness opinion to be provided to the special transaction committee and the GPIC board of directors by B. Riley. The special transaction committee ended its November 19, 2018 meeting by discussing the logistics concerning a subsequent meeting of the special transaction committee, which would coincide with a GPIC board of directors meeting, for B. Riley to deliver and discuss its fairness opinion and for the special transaction committee to review and potentially approve a final version of the merger agreement.

On November 20, 2018, after the conclusion of the weeklong negotiation session in New York, New York, GPIC and APC’s respective attorneys circulated a near final draft of a definitive merger agreement and disclosure schedules thereto. At or about this point in the process, Angel was substituted for APC as the acquiring party in the merger agreement.
On November 27, 2018, the GPIC board of directors, including the members of the special transaction committee, met with B. Riley to discuss the financial aspects of the merger agreement and the results of B. Riley’s financial due diligence review and analysis. At this meeting, B. Riley rendered to the special transaction committee (in its capacity as such) an oral opinion, which was subsequently confirmed by delivery of a written opinion dated November 27, 2018, to the effect that, as of that date and based on and subject to various assumptions and limitations described in its opinion, the merger consideration to be received by the holders of GPIC common stock (other than holders of excluded shares and voting agreement shares) was fair, from a financial point of view, to such holders of GPIC common stock. B. Riley’s financial analysis and written opinion is described below in “Proposal 1: Approval of the Merger Agreement — Opinion of GPIC’s Financial Advisor” beginning on page 39 of this proxy statement.
Following these presentations and extensive discussion and deliberation, and after considering all of the factors that it deemed relevant, the special transaction committee determined that the merger agreement and the transactions contemplated by the merger agreement, including the merger, are advisable, fair to and in the best interests of GPIC and its stockholders, and recommended that the board of directors approve the merger agreement and the transactions contemplated by the merger agreement, including the merger. Upon the recommendation of the special transaction committee, the GPIC board of directors approved the merger agreement and the transactions contemplated thereby, including the merger. In the early afternoon of November 27, 2018, certain members of senior management of each of GPIC and Angel, along with representatives of Saul Ewing and Hogan Lovells, finalized the provisions of the merger agreement and related ancillary agreements (including the voting agreement), and execution versions of the transaction documents were circulated reflecting the agreements reached between the parties.
Later in the afternoon, following the close of the market on November 27, 2018, GPIC issued a press release announcing the transaction. Shortly thereafter, on November 27, 2018, GPIC filed a Current Report on Form 8-K with the SEC (i) summarizing the material terms of the merger agreement and filing the merger agreement as an exhibit, and (ii) attaching as an exhibit to such Current Report on Form 8-K the press release announcing GPIC’s entrance into the transaction.
Reasons for the Merger
Special Transaction Committee
The special transaction committee evaluated, with the assistance of certain members of GPIC’s senior management and GPIC’s legal and financial advisors, the merger agreement and the transactions contemplated by the merger agreement, including the merger. In reaching its decision to approve the merger agreement and to recommend that GPIC’s stockholders vote for the approval of the merger agreement, the special transaction committee considered a variety of factors, including the following material factors, which are not intended to be exhaustive and are not presented in any relative order of importance:
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The current and historical market prices of GPIC common stock, including the market performance of GPIC common stock relative to those of other participants in GPIC’s industry and general market indices, and the fact that the merger consideration of  $13.75 per share to be received by the holders of GPIC common stock in the merger represents a price higher than GPIC common stock had traded during the last ten years on NASDAQ prior to the public announcement of the execution of the merger agreement, and a significant premium over the market price at which GPIC common stock traded prior to the announcement of the execution of the merger agreement, including the fact that the merger consideration of  $13.75 per share represents an approximate premium of:

•
71.9% based on the closing price per share of  $8.00 on November 23, 2018, the second-to-last full trading day before B. Riley delivered the fairness opinion to the special transaction committee (in its capacity as such);

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64.8% based on the volume-weighted average closing price per share of  $8.34 over the 30-day period ending November 23, 2018;

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56.6% based on the volume-weighted average closing price per share of  $8.78 over the 60-day period ending November 23, 2018;

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56.9% based on the volume-weighted average closing price per share of  $8.76 over the 90-day period ending November 23, 2018;

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56.7% based on the volume-weighted average closing price per share of  $8.78 over the 180-day period ending November 23, 2018;

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41.6% based on the volume-weighted average closing price per share of  $9.71 over the one-year period ending November 23, 2018;

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17.0% based on the 52-week high closing price per share of  $11.75 on November 23, 2018; and

•
75.2% based on the 52-week low closing price per share of  $7.85 on November 23, 2018;

•
the fact that the per share price of  $13.75 represents a valuation of GPIC at a multiple of 9.75 times GPIC’s Adjusted EBITDA for the last twelve month period as of November 23, 2018 as more fully described in the Section entitled “Proposal 1: Approval of the Merger Agreement — Opinion of GPIC’s Financial Advisor” beginning on page 39 of this proxy statement;

•
the fact that the GPIC board of directors and the special transaction committee, through extensive, arms-length negotiation, was effectively able to obtain an increase in the merger consideration to $13.75 from Angel’s initial proposal of  $9.00, as described above in the section entitled “Proposal 1: Approval of the Merger Agreement — Background of the Merger” beginning on page 29 of this proxy statement;

•
the financial analyses reviewed and discussed with the special transaction committee and the GPIC board of directors by representatives of B. Riley in connection with the consideration by the special transaction committee and the GPIC board of directors of GPIC’s strategic alternatives and in connection with the merger, as well as the oral opinion of B. Riley provided on November 27, 2018 to the special transaction committee (which was subsequently confirmed in writing by delivery of B. Riley’s written fairness opinion to the special transaction committee dated November 27, 2018) that, based on and subject to the various considerations, limitations and other matters set forth in its opinion, the consideration to be received pursuant to the merger agreement by holders of shares of GPIC common stock (other than holders of excluded shares and holders of voting agreement shares) is fair, from a financial point of view, to such stockholders, as more fully described in the section entitled “Proposal 1: Approval of the Merger Agreement — Opinion of GPIC’s Financial Advisor” beginning on page 39 of this proxy statement;

•
the financial advice and perspectives reviewed and discussed with the special transaction committee and GPIC board of directors by representatives of B. Riley in connection with the consideration by the special transaction committee and the GPIC board of directors of GPIC’s strategic alternatives;

•
the fact that the special transaction committee and the GPIC board of directors met, along with GPIC’s financial and legal advisors, in person, via videoconference and telephonically several times between June 18, 2018, the date that representatives of Angel first proposed a business combination transaction to representatives of GPIC, and November 27, 2018, the date the merger agreement was signed, and that the members of the special transaction committee and the GPIC board of directors took an active part in the pricing negotiations with Angel as described above under “Proposal 1: Approval of the Merger Agreement — Background of the Merger” beginning on page 29 of this proxy statement;

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the fact that the proposed merger consideration is all cash, which provides stockholders certainty of value and liquidity for their shares of GPIC common stock, while eliminating long-term business and execution risk, especially when viewed against the following:

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GPIC’s business plan is based, in part, on projections for a number of variables, including economic growth, GPIC’s ability to expand its electronic gaming business, attract new customers and retain existing customers;

•
general macroeconomic challenges and economic weaknesses that could result in reduced business spending;

•
the uncertain outlook for the global gaming industry generally, including generally weak business conditions as evidenced by, among other things, weak industry sales reports and weak reported results from other companies in the gaming industry, and the related challenges for GPIC and other companies in the gaming industry in accurately forecasting future demand for their products and services and accurately forecasting the elimination of regulatory barriers to electronic gaming products; and

•
the process for developing new products requires long-term investments that often require a time horizon of a year or more from the initial development of the concept to when the product is ready to be sold to customers;

•
the ability of our board of directors to declare, in its sole discretion, and pay a special cash dividend of  $0.12 per share in December 2018 and, assuming the merger has not been completed, in December 2019;

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the fact that all options to purchase GPIC common stock (whether vested or unvested) outstanding immediately prior to the effective time of the merger will be canceled in exchange for the right to receive an amount in cash equal to the excess, if any, of the merger consideration over the exercise price of such option, less any applicable withholding taxes;

•
the belief of the special transaction committee that the merger consideration of  $13.75 per share was more favorable to GPIC’s stockholders than the potential value that might result from the alternatives reasonably available to GPIC (including, but not limited to, the alternative of remaining a stand-alone public company, pursuing an alternative sales process and other strategic or recapitalization strategies that might be pursued as a stand-alone public company, including a leveraged recapitalization followed by a large stock buy-back program or cash dividend and acquisitions of other businesses by GPIC or by seeking additional value through a breakup of GPIC) in light of a number of factors, including the risks and uncertainty associated with those alternatives;

•
after lengthy meetings with management, the special transaction committee’s consideration of GPIC’s business, strategy, assets, financial condition, capital requirements, results of operations, competitive position and historical and projected financial performance, and the nature of the industry and regulatory environment in which GPIC competes, and the risks and upside potential relating thereto and the potential impact of those factors on the trading price of GPIC common stock (which cannot be quantified numerically);

•
the current industry, economic and market conditions and the risks and prospective competitive position of GPIC on a stand-alone basis in a competitive gaming industry experiencing recent and ongoing merger activity within the United States and, to a lesser extent, internationally, as well as GPIC’s management’s view of the strategic alternatives reasonably expected to be available to GPIC if it did not pursue the merger with Angel;

•
after reviewing publicly available and other financial information with respect to Angel with the assistance of legal and financial advisors, the special transaction committee’s assessment that Angel would have at closing adequate financial resources to pay the aggregate merger consideration;

•
the significant experience and understanding of the special transaction committee of GPIC’s business, operations, financial condition, earnings, prospects, competitive position and the nature of the industry in which GPIC competes, including the risks, uncertainties and challenges facing GPIC and such industry, including in connection with GPIC execution of its performance plan;
•
the terms and conditions of the merger agreement and related transaction documents, in addition to those described above, including:

•
the limited and otherwise customary conditions to the parties’ obligations to complete the merger, including the commitment by Angel to use its reasonable best efforts to obtain applicable regulatory approvals and assume the risks related to certain conditions and requirements that may be imposed by regulators in connection with securing such approvals up to a specified threshold and the absence of any financing conditions and Angel’s;

•
the requirement that, as a condition to closing, GPIC only obtain applicable regulatory approvals from 11 jurisdictions, which represents a limited number of jurisdictions when compared to the approximately 200 jurisdictions in which GPIC is currently licensed to engage in gaming-related activities;

•
the requirement that, in the event the merger is not consummated under certain circumstances caused by Angel’s breach of certain provisions of the merger agreement, Angel will pay, or cause to be paid to, GPIC a termination fee of either $4,000,000 or $15,000,000 depending on the circumstances of such termination;

•
a “go-shop” provision whereby GPIC and its representatives have the right to (i) initiate, solicit, facilitate and encourage any inquiry or the making of any proposal or offer that constitutes, or could reasonably be expected to lead to, a competing acquisition proposal, (ii) furnish to any person that is party to an acceptable confidentiality agreement any information which is reasonably requested by any person in connection with such person’s potentially making a competing acquisition proposal and (iii) participate or engage in discussions or negotiations with such person regarding a competing acquisition proposal;

•
the customary nature of the other representations, warranties and covenants of GPIC in the merger agreement;

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the special transaction committee’s assessment that the financial and other terms and conditions of the merger agreement minimize, to the extent reasonably practical, the risk that a condition to closing would not be satisfied and also provide flexibility to operate GPIC’s business during the pendency of the merger;

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the special transaction committee’s assessment, following consultation with counsel and GPIC’s management, that the termination date under the merger agreement is likely to allow for sufficient time to consummate the merger;

•
the risks and uncertainties associated with maintaining GPIC’s existence as an independent company and the opportunities presented by the merger, including the risks and uncertainties with respect to:

•
achieving GPIC’s growth plans in light of the current and foreseeable future market conditions, including the risks and uncertainties in the U.S. and China and the global economy generally and the gaming industry specifically;

•
the general risks and market conditions that could affect the price of GPIC common stock; and

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the “risk factors” set forth in GPIC’s Annual Report on Form 10-K for the fiscal year ended December 31, 2017 and subsequent reports filed with the SEC;

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the inherent uncertainty of attaining management’s internal financial projections, including those set forth in the section entitled “Proposal 1: Approval of the Merger Agreement — Certain Projections Prepared by the Management of GPIC” beginning on page 49 of this proxy statement, including the fact that GPIC’s actual financial results in future periods could differ materially and adversely from the projected results;

•
the negotiation process with Angel, which was conducted at arm’s length, and the fact that GPIC’s senior management, legal and financial advisors were involved throughout the negotiations and updated the special transaction committee directly and regularly, which provided the special transaction committee with additional perspectives on the negotiations in addition to those of management;

•
the special transaction committee’s understanding, based upon consultation with counsel and GPIC’s management, that Angel has been licensed by gaming authorities or has submitted applications for licensing in many key jurisdictions, which is likely to lessen the risk of the merger not closing for failure to achieve required gaming authority pre-approvals;

•
the evaluation by the special transaction committee of the likely time period necessary to complete the merger; and

•
the fact that the merger is not subject to approval by Angel’s stockholders.

The special transaction committee also considered and balanced against the potentially positive factors enumerated above a variety of risks and other potentially negative factors, including the following:
•
the deal protection measures in the merger agreement, including the fact that if GPIC terminates the merger agreement to enter into an alternative transaction relating to a superior proposal or if the GPIC board of directors changes its recommendation to GPIC stockholders with respect to the merger agreement proposal, GPIC would owe Angel a termination fee of  $4 million. This risk was mitigated by the special transaction committee’s belief, after reviewing the termination fee with the assistance of its legal and financial advisors, that the termination fee (equal to approximately 3.5% of the equity value of the transaction) was within a reasonable range for such fees in similar transactions;

•
the fact that the completion of the merger will generally preclude GPIC’s stockholders from having any ongoing equity participation in GPIC and, as such, current stockholders of GPIC will cease to participate in GPIC’s future earnings or growth, if any, or to benefit from increases, if any, in the value of GPIC’s or Angel’s common stock, including benefits that may be attributable to the potential opening of new markets, and will not participate in any potential future sale of GPIC or Angel to a third party;

•
the risk that the merger may not be consummated despite the parties’ efforts or that consummation may be unduly delayed, even if the requisite approval is obtained from GPIC stockholders, including the possibility that conditions to the parties’ obligations to complete the merger may not be satisfied, and the potential resulting disruptions to GPIC’s business, the diversion of management and employee attention, potential employee attrition and the potential effect on customer and other business relationships;

•
the potential negative effect of the pendency of the merger on GPIC’s business and relationships with employees, customers, providers, suppliers, regulators and the communities in which it operates, including the risk key employees might choose not remain employed with GPIC prior to the completion of the merger, regardless of the completion of the merger;

•
the merger agreement’s restrictions on the conduct of GPIC’s business prior to the completion of the merger, generally requiring GPIC to conduct its business only in the ordinary course, subject to specific limitations, which may delay or prevent GPIC from undertaking business opportunities that may arise pending completion of the merger;

•
the fact that GPIC has incurred and will continue to incur significant transaction costs and expenses in connection with the proposed transaction, regardless of whether the merger is consummated;

•
the fact that the receipt of cash by GPIC stockholders in exchange for shares of GPIC common stock pursuant to the merger will be a taxable transaction for U.S. federal income tax purposes to U.S. holders and may also be a taxable transaction to foreign holders under applicable local and/or foreign income or other tax laws; and

•
the matters described in the section entitled “Cautionary Statement Regarding Forward-Looking Statements” beginning on page 20 of this proxy statement.

After considering the foregoing potentially negative and potentially positive factors, the special transaction committee concluded that the potentially positive factors relating to the merger agreement and the merger substantially outweighed the potentially negative factors.
Board of Directors
As described in the section entitled “Proposal 1: Approval of the Merger Agreement — Background of the Merger” beginning on page 29 of this proxy statement, prior to and in reaching its decision at its meeting on November 27, 2018 to approve the merger agreement and the transactions contemplated thereby, including the merger the GPIC board of directors consulted with the special transaction committee, GPIC’s management, GPIC’s financial advisors and legal advisors and considered a variety of factors that it believed supported its determinations, including, but not limited to, (i) the factors considered by the special transaction committee which are listed in the section entitled “Proposal 1: Approval of the Merger Agreement — Reasons for the Merger” beginning on page 33 of this proxy statement and (ii) the following:
•
the special transaction committee’s determinations relating to the merger; and

•
the unanimous recommendations of the special transaction committee, including the recommendations that the GPIC board of directors adopt a resolution approving, and declaring the advisability of, the merger agreement, the merger and the other transactions contemplated by the merger agreement and recommend that the Company’s stockholders adopt the merger agreement and the unaffiliated stockholders approve the merger agreement.

The GPIC board of directors also considered a variety of risks and other potentially negative factors concerning the merger and a variety of factors relevant to the merger, including, but not limited to, (i) the factors considered by the Special Committee Sub-Committee that are listed in the section titled “— Special Committee Sub-Committee” and (ii) the factors considered by the Special Committee that are listed in the section titled “— Special Committee.”
The foregoing discussion of the information and factors considered by the special transaction committee and the GPIC board of directors is not exhaustive but is intended to reflect the material factors considered by the special transaction committee and the GPIC board of directors in their consideration of the merger. In view of the complexity, and the large number, of the factors considered, the special transaction committee, and GPIC board of directors both individually and collectively, did not consider it practical, and did not attempt, to quantify, rank or otherwise assign relative or specific weights to the specific factors they considered in reaching their decision and did not undertake to make any specific determination as to whether any particular factor, or any aspect of any particular factor, was favorable or unfavorable to the ultimate determination of the special transaction committee and the GPIC board of directors. Rather, the special transaction committee and the GPIC board of directors based their recommendations on the totality of the information available to the special transaction committee and the GPIC board of directors, including discussions with, and questioning of, GPIC’s management and of GPIC’s financial and legal advisors. In addition, individual members of the special transaction committee and the GPIC board of directors may have given different weights to different factors.
The foregoing discussions of the information and factors considered by the special transaction committee and the GPIC board of directors are forward-looking in nature. This information should be read in light of the factors described under the section entitled “Cautionary Statement Concerning Forward-Looking Information” beginning on page 20 of this proxy statement.

Recommendations of the Special Transaction Committee and Our Board of Directors
The special transaction committee monitored the negotiation of, and carefully reviewed and considered the terms and conditions of, the merger agreement and the transactions contemplated by the merger agreement. The special transaction committee has unanimously determined, among other things, that the merger agreement and the transactions contemplated thereby, including the merger, are advisable and fair to and in the best interests of GPIC and its stockholders. The special transaction committee also recommended that our board of directors approve and declare the advisability of the merger agreement and the transactions contemplated by the merger agreement, and recommends that our stockholders adopt the merger agreement.
Our board of directors, after careful consideration and acting after having received the unanimous recommendation of the special transaction committee, has unanimously determined that the merger agreement and the transactions contemplated thereby, including the merger, are advisable and fair to and in the best interests of GPIC and its stockholders, and unanimously adopted the merger agreement and the transactions contemplated thereby, including the merger. Our board of directors made its determination based in part on the unanimous recommendation of the special transaction committee and after consultation with independent legal and financial advisors, and in part after consideration of a number of other factors that the special transaction committee and the GPIC board of directors deemed relevant.
The material factors considered by the special transaction committee and the GPIC board of directors in reaching its decision to approve the merger agreement and the merger can be found in the section entitled “Proposal 1: Approval of the Merger Agreement — Reasons for the Merger” beginning on page 33 of this proxy statement.
The special transaction committee unanimously recommends and the GPIC board of directors also unanimously recommends (after having received the unanimous recommendation of the special transaction committee) that GPIC stockholders vote “FOR” the approval of the merger agreement, thereby approving the merger, and “FOR” the adjournment proposal.
Opinion of GPIC’s Financial Advisor
B. Riley was engaged on November 6, 2018, to act as exclusive financial advisor to GPIC for purposes of issuing an opinion as to the fairness, from a financial point of view, of the merger consideration, to the special transaction committee (in its capacity as such) and, further, for purposes of providing advisory services in connection with a possible sale, transfer or other disposition, directly or indirectly, of all or a material portion of the equity securities, assets or business of GPIC or its subsidiaries, including assisting in the evaluation of GPIC’s strategic alternatives. On November 27, 2018, B. Riley rendered its oral opinion, subsequently confirmed in writing, to the special transaction committee (in its capacity as such) to the effect that, as of such date, and based upon and subject to various factors, assumptions, qualifications and limitations on the review undertaken set forth in the written opinion, the merger consideration to be received by the holders of GPIC common stock (other than holders of excluded shares and voting agreement shares) in the merger transaction was fair, from a financial point of view, and as of November 27, 2018, to such holders of GPIC common stock.
The full text of the written opinion of B. Riley, dated November 27, 2018 which describes, among other things, the assumptions made, procedures followed, factors considered and limitations on the review undertaken in connection with the opinion, is included as Annex C to this proxy statement and is incorporated herein by reference. Holders of shares of GPIC common stock are encouraged to and should read the opinion carefully and in its entirety. B. Riley’s opinion was provided to the special transaction committee (in its capacity as such) in connection with its evaluation of the merger consideration provided for in the merger transaction from a financial point of view. The opinion of B. Riley does not address any other aspect of the merger transaction and does not constitute a recommendation to the GPIC board of directors, any holder of GPIC common stock or any other person as to how to act or vote in connection with the merger transaction or any other matter. The summary of the opinion of B. Riley set forth in this proxy statement is qualified in its entirety by reference to the full text of such opinion.

In connection with rendering its opinion, B. Riley, among other things:
•
conducted a due diligence visit to GPIC’s corporate headquarters in North Las Vegas, Nevada on November 6, 2018;

•
discussed with the management of GPIC the operations and prospects of GPIC, including historical financial performance and trends in the results of operations of GPIC;

•
reviewed a draft of the merger agreement, dated November 20, 2018, including the financial terms of the merger, which B. Riley assumed was in substantially final form and would not vary in any respect material to its analysis;

•
participated in discussions among representatives of GPIC and its advisors regarding the merger;

•
reviewed certain publicly available business, financial and other information regarding GPIC that was publicly available or furnished by GPIC that B. Riley deemed to be relevant;

•
reviewed certain financial projections prepared by the management of GPIC (including the financial projections contained herein in the section entitled “Proposal 1: Approval of the Merger Agreement — Certain Projections Prepared by the Management of GPIC” beginning on page 49 of this proxy statement) that were provided to B. Riley by GPIC management and upon which B. Riley had been instructed to rely;

•
reviewed the historical prices, implied trading multiples and trading volumes of GPIC common stock;

•
compared certain business, financial and other information regarding GPIC that was publicly available or was furnished to B. Riley by GPIC with publicly available business, financial and other information regarding certain publicly traded companies that we deemed relevant;

•
compared the proposed financial terms of the merger agreement with the financial terms of certain other business combinations and transactions that B. Riley deemed relevant;

•
prepared a discounted cash flow analysis of GPIC based upon the financial forecasts and estimates referred to above and assumptions relating thereto discussed with and confirmed as reasonable by the management of GPIC; and

•
considered other information, such as financial studies, analyses, and investigations, as well as financial, economic and market criteria, that B. Riley deemed relevant.

For purposes of its analysis and opinion, B. Riley assumed and relied upon, without undertaking responsibility for independently verifying, and did not independently verify, the accuracy and completeness of the information reviewed by B. Riley or reviewed for B. Riley. B. Riley did not make an independent evaluation or appraisal of the assets or the liabilities (contingent or otherwise) of GPIC including those which may arise from the merger transaction, nor has B. Riley evaluated the solvency of GPIC under any state or federal laws. In addition, B. Riley did not undertake an independent analysis of any pending or threatened litigation, possible unasserted claims or other contingent liabilities to which either GPIC is a party or may be subject, and B. Riley’s opinion does not make an assumption concerning, and therefore does not consider, the possible assertion of claims, outcomes or damages arising out of any such matters..
With respect to the financial projections of GPIC that were furnished to B. Riley, GPIC management advised B. Riley, and B. Riley assumed, that such financial projections were reasonably prepared by GPIC in accordance with industry practice and reflected the best estimates and good faith judgments of the future competitive, operating and regulatory environments and related financial performance of GPIC, in each case as of the date of preparation. B. Riley expressed no view as to any such financial projections or the assumptions on which they were based. Further, B. Riley relied upon and assumed, without independent verification, that there had been no material change in the assets, financial condition, results of operations, business or prospects of GPIC since the respective dates of the most recent financial statements made available to B. Riley and that GPIC was not aware of any facts that would make the information an projections provided to B. Riley incomplete or misleading.

For purposes of rendering its opinion, B. Riley assumed, with the consent of the special transaction committee, that the executed forms of the merger agreement did not differ in any material respect from the last draft providing to B. Riley, and that the consummation of the merger transaction will be effected in accordance with the terms and conditions of the merger agreement, without waiver, modification or amendment of any material term, condition or agreement, and that, in the course of obtaining the necessary regulatory or third party consents and approvals (contractual or otherwise) for the merger transaction, no delay, limitation, restriction or condition will be imposed that would have an adverse effect on GPIC or the contemplated benefits of the merger transaction. In addition, B. Riley’s has no obligation to reaffirm its opinion to address any events occurring after the date of the same, notwithstanding any material effect such events may have on the assumptions used in preparing the opinion. B. Riley is not a legal, tax or regulatory advisor and relied upon, without independent verification, the assessment of GPIC and GPIC’s legal, tax and regulatory advisors with respect to such matters.
B. Riley was not requested to, and did not, initiate or participate in any discussions or negotiations with, or solicit any indications of interest from, third parties with respect to (i) the merger transaction, (ii) the securities, assets, businesses or operations of GPIC or any other party, or (iii) any strategic alternatives to the merger transaction. B. Riley’s opinion did not address the underlying business decision of GPIC to effect the merger transaction, the relative merits of the merger transaction as compared to any alternative business strategies for GPIC or the effect of any other transaction in which GPIC might engage. B. Riley’s opinion is necessarily based on economic, market and other conditions as in effect on, and the information made available to B. Riley as of November 27, 2018. It is understood that subsequent developments may affect B. Riley’s opinion, and B. Riley has no obligation to update, revise, reaffirm or withdraw its opinion.
B. Riley was not asked to opine upon, and expressed no opinion with respect to, any matter other than the fairness from a financial point of view, as of November 27, 2018, to the holders of GPIC common stock (other than holders of excluded shares and holders of voting agreement shares), in the aggregate, of the merger consideration to be received by such holders of GPIC common stock in the proposed merger transaction. B. Riley did not express any view on, and its opinion does not address, any other aspect or implication of the merger agreement or merger transaction or any aspect or implication of any other agreement or instrument contemplated by the merger agreement or entered into or amended in connection with the merger transaction, including, without limitation, the fairness of the merger transaction to, or any consideration received in connection therewith by, the holders of any other class of securities or options, creditors, or other constituencies of GPIC; nor does it address the fairness of the amount or nature of any compensation to be paid or payable to any of the officers, directors or employees of GPIC, or class of such persons, in connection with the merger transaction, whether relative to the merger consideration in cash to be received by the holders of GPIC common stock (other than holders of excluded shares and holders of voting agreement shares) pursuant to the merger agreement or otherwise. B. Riley’s opinion does not address the price or trading range at which the GPIC common stock will trade at any time prior to the consummation of the merger transaction or the impact of the merger transaction on the solvency or viability of GPIC, or the ability of GPIC to pay its obligations when they become due before consummation of the merger transaction.
The following is a summary of the material financial analyses presented by B. Riley to the GPIC board of directors in connection with rendering its opinion. The following summary, however, does not purport to be a complete description of the financial analyses performed by B. Riley. The order of the analyses described and the results of these analyses do not represent relative importance or weight given to these analyses by B. Riley. Except as otherwise noted, the following quantitative information, to the extent that it is based on market data, is based on market data as it existed on or before November 27, 2018, and is not necessarily indicative of current market conditions.
The following summary of financial analyses includes information presented in tabular format. The tables must be read together with the full text of each summary and are alone not a complete description of B. Riley’s financial analyses.

Selected Precedent Transactions Analysis
B. Riley reviewed publicly available information relating to the following selected transactions within the gaming equipment industry announced since July 2001 and involving transactions with enterprise values (which we refer to as “EV” in this proxy statement) in excess of  $25 million. B. Riley calculated the implied Transaction Value/Adjusted EBITDA multiples of each target company for the trailing twelve-month (“TTM”) period prior to the announcement of the relevant transaction and then calculated the median for the transactions.
Date Announced	Acquirer	Target	EV/TTM Adjusted EBITDA Multiple
February 2016	Novomatic	Ainsworth	10.3x
November 2015	Ainsworth	Nova Tech	8.5x
March 2015	Apollo	Cadillac Jack	8.8x
September 2014	Global Cash Access	Multimedia Games	9.2x
August 2014	Scientific Games	Bally	12.1x
July 2014	GTECH	International Game Technology	8.6x
July 2014	Aristocrat Leisure	Video Gaming Technologies	8.2x
July 2013	Bally Technologies	SHFL Entertainment	14.3x
January 2013	Scientific Games	WMS Industries	6.2x
September 2012	Amaya Gaming Group	Cadillac Jack	4.7x
May 2010	Vitruvian Partners	Inspired Gaming Group	5.6x
January 2006	Scientific Games	Global Draw	5.4x
January 2006	Lottomatica Group	GTECH Holdings Corporation	9.3x
November 2005	Shuffle Master	Stargames Party	12.4x
December 2004	GTECH Holdings Corporation	Atronic Americas	8.0x
February 2004	Jarden	USPC	7.0x
November 2003	GTECH Holdings Corporation	Spielo Manufacturing	5.4x
July 2001	International Game Technology	Anchor Gaming	7.9x
		Median	8.3x
		25th Percentile	6.3x
		75th percentile	9.2x
B. Riley chose the selected transactions for purposes of this analysis based on its professional judgment and experience. No transaction reviewed was directly comparable to the proposed merger transaction. Accordingly, this analysis involved complex considerations and judgments concerning differences in financial and operating characteristics of GPIC relative to the targets in the selected transactions and other factors that would affect the acquisition values in the selected precedent transactions. B. Riley excluded certain comparable transactions due to lack of transparency in details.
Based on B. Riley’s professional judgment taking into account the median EV/TTM Adjusted EBITDA multiple referenced above, and the differences between GPIC’s business and the businesses of the target companies in the selected precedent transactions, B. Riley derived a range of EV/TTM Adjusted EBITDA of 6.3x to 9.2x, which implied equity values of GPIC common stock of between $10.83 and $15.01 per share. B. Riley noted that, per the selected precedent transaction analysis, the merger consideration exceeded the median of the resulting implied range and represented a EV/TTM Adjusted EBITDA multiple of 8.5x (based on the estimates for the TTM period ending September 30, 2018 prepared by the management of GPIC, described in the section entitled “Proposal 1: Approval of the Merger Agreement — Certain Projections Prepared by the Management of GPIC” beginning on page 49 of this proxy statement).

Selected Public Company Trading Comparables Analysis
B. Riley reviewed and compared the financial and operating performance of GPIC with certain publicly available information of selected gaming equipment companies, as set forth below:
Ainsworth Game Technology Ltd.
Aristocrat Leisure Ltd.
Everi Holdings Inc.
International Games Technology PLC
Japan Cash Machine Co., Ltd.
Play AGS, Inc.
Scientific Games Corporation
TransAct Technologies Incorporated
B. Riley chose the selected companies for the purposes of this analysis utilizing its professional judgment and experience, taking into account several factors, including, among other things, the size of GPIC and the selected companies, the operational and financial characteristics of GPIC compared with the selected companies, the competitive landscape in which GPIC and the selected companies operate and the product offerings of GPIC and the selected companies. Although none of the selected public companies is directly comparable to GPIC, the companies included were chosen because they are publicly traded companies with operations that for purposes of analysis may be considered similar in certain respects to GPIC’s business.
For each selected company, using actual publicly reported results for the most recently reported TTM period and comparable company projections per Wall Street research consensus estimates, company-specific investor presentations and market data from Capital IQ for the years ending December 31, 2018 and 2019, B. Riley calculated enterprise value to earnings before interest, taxes, depreciation and amortization, which we refer to in this proxy statement as “EBITDA”, and such ratio, “EV/EBITDA”, and the price to earnings ratio, which we refer to in this proxy as the “P/E” ratio.
B. Riley selected a range of multiples to apply to GPIC’s historical and projected financial metrics, for the twelve months ended September 30, 2018 and the calendar years ending December 31, 2018 and 2019.
Comparable Public Company Analysis	Range	Implied Price Per Share(1)
EV/LTM EBITDA (11/23/18)(3)	6.4x – 8.7x	$11.01 – $14.19
EV/2018E EBITDA(3)	6.4x – 8.5x	$10.28 – $13.07
EV/2019E EBITDA	6.1x – 7.7x	$9.75 – $11.84
P/LTM Earnings	19.1x – 21.0x	$11.53 – $12.66
P/2018E Earnings(3)	13.9x – 22.2x	$7.48 – $11.95
P/2019E Earnings	10.8x – 29.0x	$5.74 – $15.37
Based upon B. Riley’s professional judgment and experience, and taking into account the analysis of trading comparables described above, B. Riley derived a range of implied values of GPIC common stock of between $5.74 and $15.37 per share. B. Riley noted that the merger consideration was on the higher end of the resulting implied range per the public company trading comparables analysis.
Premiums Paid Analysis
B. Riley reviewed and analyzed the premiums paid in recent acquisitions of a group of publicly held companies. The analysis examined the ratio between the acquisition price and the target company’s price per share one day, 14 days and 30 days prior to the announcement of the relevant precedent acquisition. In selecting comparable transactions for the premiums paid analysis, B. Riley included (i) domestic small-cap transactions with transaction values between $25 million and $2 billion, (ii) global casino and gaming transactions with transaction values greater than $25 million, and (iii) eight gaming equipment manufacturing transactions specifically identified by B. Riley, each announced between January 1, 2013 and November 16, 2018.

The table below shows the implied price per share arrived at by the application of the range of premiums paid in the precedent transactions to per share price of  $8.10 as of November 23, 2018:
Premiums Paid Analysis	Range	Implied Price Per Share(1)
Small Cap – 1 Day	15.6% – 44.3%	$9.36 – $11.69
Small Cap – 14 Day	20.1% – 50.4%	$9.72 – $12.18
Small Cap – 30 Day	18.8% – 49.9%	$9.62 – $12.14
Casino/Gaming – 1 Day	5.8% – 28.9%	$8.57 – $10.44
Casino/Gaming – 14 Day	6.1% – 36.8%	$8.60 – $11.08
Casino/Gaming – 30 Day	6.9% – 40.1%	$8.66 – $11.35
CGEM – 1 Day	7.0% – 28.1%	$8.67 – $10.37
CGEM – 14 Day	17.6% – 34.9%	$9.52 – $10.92
CGEM – 30 Day	25.8% – 47.1%	$10.19 – $11.91
The premiums paid analysis showed that, based on the estimates and assumptions used in the analysis, the premiums paid over the market prices at the reference dates for the shares implied by the per share merger consideration are above the range of premiums paid the selected transactions.
Discounted Cash Flow Analysis
B. Riley performed a discounted cash flow analysis to produce a range for the implied present value per share of GPIC common stock, assuming GPIC continued to operate as an independent entity. The valuation range was determined by adding (i) the net present value of the unlevered free cash flows for the fourth quarter of the fiscal year ending December 31, 2018 and fiscal years ending December 31, 2019, December 31, 2020 and December 31, 2021, based on financial projections provided by GPIC management in November 2018 and (ii) the present value of the terminal value of GPIC as of November 23, 2018, based on financial projections provided by GPIC management in November, 2018. B. Riley’s analysis used the financial projections provided by GPIC management for the fourth quarter of the fiscal year ending December 31, 2018 and fiscal years ending December 31, 2019, December 31, 2020 and December 31, 2021, which were the same projections provided to Angel, as described in the section entitled “Proposal 1: Approval of the Merger Agreement — Certain Projections Prepared by the Management of GPIC” beginning on page 49 of this proxy statement.
B. Riley estimated the range for the implied present value per share of GPIC common stock by using the following assumptions, which B. Riley selected based on its professional judgment: (i) a range of terminal multiples applied to projected FY2021 Adjusted EBITDA of 6.3x to 10.3x and (ii) a range of discount rates of 11.6% to 15.6% taking into account GPIC’s current cost of debt and the capital asset pricing model. B. Riley also assumed the following: fully diluted shares calculated using the treasury stock method and net debt per estimates by GPIC management, in each case, pro forma for certain repurchased shares and acquisitions by GPIC. In order to determine the range of discount rates to use, B. Riley first prepared estimates of GPIC’s weighted average cost of capital, which we refer to as “WACC” in this proxy statement, as summarized in the tables shown below. This calculation resulted in an estimated WACC of 13.61%, which, in the exercise of its professional judgment, B. Riley used to select a range of discount rates.
The two discounted cash flow analyses resulted in a range for the implied present value per share of GPIC common stock of between $6.57 and $12.66. B. Riley noted that the merger consideration exceeded the resulting implied ranges per the discounted cash flow analysis.
Certain Supplemental Information Provided to Special Transaction Committee
B. Riley presented historical trading prices of GPIC common stock over the 52-week period ending November 23, 2018, calculated the volume-weighted average daily closing prices for GPIC common stock over various time periods and noted the closing stock price on selected dates prior to and including November 23, 2018, including the 52-week high and low closing stock prices. GPIC’s common stock price per share ranged from $7.85 on November 19, 2018 to $11.75 on January 5, 2018 over the 52-week period ending on November 23, 2018. This analysis indicated that the $13.75 per share cash consideration to be received by holders of GPIC common stock represented a premium of:
•
69.8% based on the closing price per share of  $8.10 on November 23, 2018, the second-to-last full trading day before B. Riley delivered the fairness opinion to the special transaction committee (in its capacity as such);

•
64.8% based on the volume-weighted average closing price per share of  $8.34 over the 30-day period ending November 23, 2018;

•
56.6% based on the volume-weighted average closing price per share of  $8.78 over the 60-day period ending November 23, 2018;

•
56.9% based on the volume-weighted average closing price per share of  $8.76 over the 90-day period ending November 23, 2018;

•
56.7% based on the volume-weighted average closing price per share of  $8.78 over the 180-day period ending November 23, 2018;

•
41.6% based on the volume-weighted average closing price per share of  $9.71 over the one-year period ending November 23, 2018;

•
17.0% based on the 52-week high closing price per share of  $11.75 on November 23, 2018;

•
75.2% based on the 52-week low closing price per share of  $7.85 on November 23, 2018;

•
48.3% based on the 52-week average closing price per share of  $9.27;

•
8.2% based on the 5-year high closing price of  $12.71 on April 22, 2015;

•
80.0% based on the 5-year low closing price per share of  $7.64 on December 19, 2013; and

•
43.4% based on the 5-year average closing price per share of  $9.59.

General
The preparation of a fairness opinion involves various determinations as to the most appropriate and relevant methods of financial analysis and the application of such methods to the particular circumstances and, therefore, a fairness opinion is not readily susceptible to partial analysis or summary description. Selecting portions of the analyses or of the summary set forth above, without considering the analyses as a whole, could create an incomplete view of the processes underlying B. Riley’s opinion. In arriving at its fairness opinion, B. Riley considered the results of all of its analyses and, except as expressly stated above, did not attribute any particular weight to any factor or analysis considered by it. Rather, B. Riley made its determination as to fairness on the basis of its experience and professional judgment after considering the results of all of its analyses. No company or transaction used in the above analyses as a comparison is directly comparable to GPIC or the merger transaction. B. Riley prepared these analyses for purposes of providing its opinion to the special transaction committee (in its capacity as such) as to the fairness from a financial point of view, to the holders of shares of GPIC common stock (other than holders of excluded shares and holders of voting agreement shares), in the aggregate, of the merger consideration to be received by such holders in the merger transaction. These analyses do not purport to be appraisals nor do they necessarily reflect the prices at which businesses or securities actually may be sold. Analyses based upon forecasts of future results are not necessarily indicative of actual future results, which may be significantly more or less favorable than suggested by these analyses. Because these analyses are inherently subject to uncertainty, being based upon numerous factors or events beyond the control of the parties or their respective advisors, none of GPIC, Angel, Merger Sub, B. Riley or any other person assumes responsibility if future results are materially different from those forecast.

The merger consideration was determined through arm’s-length negotiations between GPIC and Angel and was approved by the GPIC board of directors by unanimous vote following a presentation to the GPIC board of directors. B. Riley, however, did not provide advice to the special transaction committee during these negotiations, or recommend any specific amount of consideration to the special transaction committee or the GPIC board of directors or that any specific amount of consideration constituted the only appropriate consideration for the merger transaction. As described above, B. Riley’s opinion to the special transaction committee (in its capacity as such) was one of many factors taken into consideration by the GPIC board of directors in making its determination to approve the merger transaction. The foregoing summary does not purport to be a complete description of the analyses performed by B. Riley in connection with the fairness opinion and is qualified in its entirety by reference to the written opinion of B. Riley, which is included as Annex C to this proxy statement and is incorporated herein by reference.
B. Riley’s opinion was approved by a fairness opinion committee of B. Riley professionals in accordance with its customary practice.
B. Riley and its affiliates are engaged in a broad range of securities activities and financial advisory services. B. Riley and its affiliates carry on a range of businesses for their own account and for their customers, including providing stock brokerage, investment advisory, investment management, proprietary financings and custodial services. In the ordinary course of business, B. Riley or its affiliates may actively trade or hold (for their own accounts or for the accounts of their customers) equity or debt securities, bank debt and/or other financial instruments, of  (i) GPIC and affiliates of GPIC, (ii) Angel and affiliates of Angel, and (iii) any other company that may be involved in the merger transaction as well as derivatives thereof, and, accordingly, may at any time hold long or short positions in such securities, bank debt, financial instruments and derivatives.
B. Riley has acted as exclusive financial advisor to the GPIC for purposes of issuing an opinion as to the fairness, from a financial point of view, of the merger consideration, to the special transaction committee (in its capacity as such) and, further, for purposes of providing advisory services in connection with a possible sale, transfer or other disposition, directly or indirectly, of all or a material portion of the equity securities, assets or business of GPIC or its subsidiaries, including assisting in the evaluation of GPIC’s strategic alternatives. The special transaction committee selected B. Riley as its exclusive financial advisor because it is an internationally recognized financial advisory firm that has substantial experience in the industries in which GPIC operates. B. Riley received a fee of  $250,000 as a result of the delivery of its fairness opinion. If the merger transaction or another transaction is consummated with Angel during the term of the agreement with B. Riley or for 12 months thereafter, B. Riley will receive an additional fee of $150,000. If a transaction is consummated with a party other than Angel during the term of the agreement B. Riley or for 12 months thereafter, B. Riley will receive an additional fee equal to 0.5% of the aggregate value of such transaction. In addition, GPIC agreed to reimburse certain of B. Riley’s reasonable expenses and to indemnify B. Riley and certain related parties against certain liabilities arising out of its engagement. If no transaction is consummated and GPIC receives a termination or breakup fee in connection therewith, B. Riley will receive an additional $150,000.
Delisting and Deregistration of Our Common Stock
GPIC common stock is registered as a class of equity securities under the Exchange Act and is quoted on NASDAQ under the symbol “GPIC.” As a result of the merger, we will become a wholly owned subsidiary of Angel, with no public market for our common stock. After the merger, our common stock will cease to be traded on NASDAQ and price quotations with respect to sales of shares of our common stock in the public market will no longer be available. In addition, we will no longer be required to file periodic reports with the SEC after the effective time of the merger with respect to our common stock.

No Financing Condition; Fees and Expenses
The merger is not conditioned on Angel obtaining the proceeds of any financing. Angel has represented in the merger agreement that it will have, at the effective time of the merger, sufficient funds (including cash, cash equivalents, available lines of credit or other sources of immediately available funds) to pay the aggregate merger consideration and make all other necessary payments by it in connection with the merger. Angel expects to pay the aggregate merger consideration from its cash on hand. We anticipate that the total amount of funds necessary to complete the merger and the other transactions contemplated by the merger agreement will be approximately $112,420,268. These funds include the funds needed to pay our stockholders (including equity award holders) the amount due under the merger agreement.
We anticipate that the customary fees and expenses to be incurred by GPIC in connection with the transactions contemplated by the merger agreement will be approximately $1.25 million.
Interests of GPIC’s Directors and Executive Officers in the Merger
In considering the recommendation of the special transaction committee and the GPIC board of directors with respect to the merger, GPIC stockholders should be aware that the directors and executive officers of GPIC have certain interests in the merger that may be different from, or in addition to, the interests of GPIC stockholders generally. The special transaction committee and the GPIC board of directors was aware of these interests and considered them, among other matters, in approving the merger agreement and the merger and making its recommendation that GPIC stockholders approve the merger agreement and the merger. These interests are described below.
Directors Getting Cash in Lieu of Option Value
Following the execution of the merger agreement through the effective time of the merger, as compensation for their services rendered to GPIC, members of the GPIC board of directors will each receive a cash payment equal to $5 per option in lieu of their regular 2019 stock option grants.
Payments to Directors for Special Transaction Committee Service
The GPIC board of directors appointed Martin A. Berkowitz and Robert J. Kelly to serve on a special transaction committee of independent directors for purposes of evaluating the fairness of the terms of the merger agreement to GPIC’s stockholders. In exchange for their service on the special transaction committee, Mr. Berkowitz and Mr. Kelly will each receive a one-time cash payment of  $100,000 from GPIC. This compensation arrangement with Mr. Berkowitz and Mr. Kelly was approved by the GPIC board of directors on November 27, 2018. Further, GPIC disclosed the arrangement in a Current Report on Form 8-K filed with the SEC on November 30, 2018.
Options
At the effective time of the merger, each option to purchase GPIC common stock held by a director or executive officer that is outstanding (whether vested or unvested) immediately prior to the effective time of the merger will be canceled in exchange for the right to receive an amount in cash equal to the excess, if any, of the merger consideration over the exercise price of such option, less any applicable withholding taxes. If the exercise price of the option equals or exceeds the merger consideration, the option will be canceled without the payment of any consideration to the holder.
Summary Table
The following table shows, for each director and executive officer of GPIC, as applicable, (i) the number of shares subject to options (vested or unvested) held by him or her, (ii) the cash consideration that he or she will receive for such options (vested or unvested) at the effective time of the merger in each case as of an assumed merger closing date of  [•], 2019, based on applicable holdings on December 28, 2018 and assuming continued employment or service through the assumed merger closing date of  [•], 2019. Although Gregory Gronau, GPIC’s former chief executive officer, is considered an executive officer for purposes of the SEC’s disclosure rules, Mr. Gronau ceased his employment with GPIC effective September 21, 2018. GPIC and Mr. Gronau also entered into a consulting agreement pursuant to which Mr. Gronau will provide part-time consulting services to GPIC following his date of departure until December 31, 2018 in exchange for payments of  $10,000 per month. As a result, Mr. Gronau has no interest in the merger (except insofar as he is required to be paid under his consulting agreement), or any rights to compensation that are based on or otherwise related to the merger, and is therefore not included in the disclosure that follows.
Name	Total Options Outstanding as of December 28, 2018	Cash-Out Payment for Options ($)
Executive Officers
Alain Thieffry	35,000	$197,155
Directors
Martin A. Berkowitz	48,000	$257,400
Eric P. Endy	19,500	$95,660
Charles R. Henry	35,000	$198,433
Robert J. Kelly	64,250	$353,085
Jean-Francois Lendais	28,500	$142,625
Annual Bonus Programs
The merger agreement permits GPIC to determine the amount of the 2018 fiscal year annual cash bonuses in the ordinary course of business for participants in GPIC’s 2018 fiscal year annual cash bonus plans, including the executive officers of GPIC, based on actual performance in accordance with the terms of GPIC’s 2018 fiscal year annual cash bonus plans, provided that the aggregate amount of 2018 fiscal year annual cash bonuses may not exceed $1,000,000 exclusive of the value of any applicable payroll tax withholdings.
Executive Officer Severance and Employment Arrangements
We do not have any arrangements with any of our executive officers pursuant to which we are required to make severance payments. The employment arrangements with Gregory Gronau, our former executive officer who resigned from his position as chief executive officer of GPIC effective September 21, 2018, have each terminated.
Employment Agreement with Gregory Gronau
On October 28, 2008, we entered into an employment agreement with Gregory S. Gronau for his appointment as our Executive Vice President and Chief Operating Officer. The employment agreement provided for a three-year term of employment expiring on October 28, 2011, with automatic renewals for additional one-year periods unless either party provides written notice that the agreement will not be extended. Therefore, the employment agreement was automatically renewed until October 28, 2018. On September 12, 2009, as contemplated in his employment agreement, Mr. Gronau was appointed as our President and Chief Executive Officer. Under the terms of his employment agreement, in connection with his appointment as President and Chief Executive Officer, and as amended since that time by the GPIC board of directors, Mr. Gronau was entitled to:
•
an annual salary of  $350,000;

•
a bonus as determined by the GPIC board of directors in its sole discretion based on Mr. Gronau’s achieving annual objectives specified by the board of directors after consultation with Mr. Gronau;

•
a stock option to purchase 150,000 shares of our common stock at an exercise price equal to the last sale price of our common stock on the NASDAQ on the date of grant, which stock option was granted on May 6, 2009. The stock option vested over a five-year period, and is now fully vested and exercisable;

•
an automobile allowance of  $600 per month and reimbursement of certain related expenses;

•
participation in all medical, retirement, pension, or other benefit plans made available to our employees; and

•
compensation is subject to increases at the sole discretion of the GPIC board of directors.

Pursuant to Mr. Gronau’s employment agreement, he has agreed not to disclose any confidential information of the Company or its affiliates, licensors, suppliers, and customers at any time during or after the term of his employment agreement. Mr. Gronau has also agreed that during and for a one-year period following a termination of his employment with the Company, he will not compete with GPIC anywhere in the United States. In addition, Mr. Gronau has agreed that during and for a period of two years following a termination of his employment with GPIC, he will not (i) solicit for employment any employee or agent of GPIC, or (ii) solicit or entice any customer and/or vendor of GPIC to cease doing business with GPIC.
Consulting Agreement with Gregory Gronau
Pursuant to Mr. Gronau’s consulting agreement with Gaming Partners International USA, Inc., a wholly owned subsidiary of GPIC, Gaming Partners International USA, Inc. paid Mr. Gronau a monthly consulting fee of  $10,000 payable on the first day of October, November and December of 2018. In exchange, Mr. Gronau was required to make himself available for meetings for 40 hours per month as GPIC’s ATS system program demands. In addition, Gaming Partners International USA, Inc. was required to reimburse Mr. Gronau for reasonable, pre-approved travel expenses (expenses totaling over $400 must be pre-approved by the GPIC Chief Financial Officer or Executive Vice President of Finance). Mr. Gronau’s consulting agreement terminated on December 31, 2018.
Quantification of Potential Payments to Named Executive Officers in Connection with the Merger
For purposes of the disclosure in this proxy statement GPIC has only one “named executive officer”: Alain Thieffry (Chief Executive Officer, Chief Financial Officer, President, Secretary, Treasurer and Chairperson of the Board). Although Gregory Gronau, GPIC’s former chief executive officer, is considered an executive officer for purposes of the SEC’s disclosure rules, Mr. Gronau ceased his employment with GPIC effective September 21, 2018. GPIC and Mr. Gronau also entered into a consulting agreement pursuant to which Mr. Gronau provided part-time consulting services to GPIC following his date of departure until December 31, 2018 in exchange for payments of  $10,000 per month. As a result, Mr. Gronau has no interest in the merger (except insofar as he is required to be paid under his consulting agreement), or any rights to compensation that are based on or otherwise related to the merger, and is therefore not included in the disclosure that follows.
Director and Officer Indemnification
In accordance with the NRS, our articles of incorporation and bylaws provide for mandatory indemnification of any person, including directors and officers, made a party to a proceeding by reason of such person’s former or current official capacity under certain circumstances. In addition, pursuant to the terms of the merger agreement, directors and officers of GPIC have rights to indemnification and directors’ and officers’ liability insurance that will survive completion of the merger. For more information, see the section entitled “Terms of the Merger Agreement — Directors’ and Officers’ Indemnification and Insurance” beginning on page 71 of this proxy statement.
Certain Projections Prepared by the Management of GPIC
GPIC does not generally publish its business plans and strategies or make external disclosures of its anticipated financial position or results of operations other than for providing, from time to time, estimated ranges of certain expected financial results and operational metrics for the current year in its regular earnings press releases and other investor materials GPIC is especially wary of making projections for extended earnings periods due to the unpredictability of the underlying assumptions and estimates. However, in connection with GPIC’s ordinary course efforts to conduct annual business planning activities, GPIC’s management prepared internal financial forecasts for fiscal years 2019, 2020 and 2021 (which we refer to as the “FY 2019-21 projections” in this proxy statement) that were not intended for public disclosure. The FY 2019-21 projections were not prepared in connection with or in response to Angel’s proposal to acquire GPIC, and were the projections that members of GPIC’s management believed provided a reasonable basis for GPIC’s future performance based on facts known at such time.
The FY 2019-21 projections, which are summarized below under the heading “Summary of Certain Projections” were (i) provided to Angel in connection with its due diligence review of GPIC, (ii) provided to B. Riley for its consideration in connection with its financial analyses summarized above under “Proposal 1: Approval of the Merger Agreement — Opinion of GPIC’s Financial Advisor” beginning on page 39 of this proxy statement and (iii) considered and reviewed by the special transaction committee in connection with its deliberations with respect to the merger, as further described above under “Proposal 1: Approval of the Merger Agreement —  Background of the Merger” beginning on page 29 of this proxy statement.
GPIC advised the recipients of the FY 2019-21 projections that such projections are subjective in many respects. The FY 2019-21 projections provided below reflect various assumptions and estimates of GPIC’s management made in good faith, including, without limitation, with respect to industry performance, general business, economic, market and financial conditions, the anticipated impact of GPIC’s prior acquisitions and the potential synergies expected to be achieved in connection therewith and other matters, many of which are difficult to predict and subject to significant economic and competitive uncertainties beyond GPIC’s control. In addition, it should be noted the FY 2019-21 projections were prepared by GPIC’s management on a specific date, and that, as a result, the underlying assumptions of, and knowledge of GPIC’s actual results known by, GPIC’s management differed as it relates to the FY 2019-21 projections relative to other dates. In particular, the FY 2019-21 projections do not reflect revisions reflecting GPIC’s customary year-end closing of its financial information.
Summary of Certain Projections
The following table summarizes the projections that were reviewed by the GPIC board of directors and provided to B. Riley and Angel, as described above. Figures presented below may not be exactly reconcilable due to rounding.
	Fiscal Year Ending December 31,
($ in millions)	2018	2019	2020	2021
Total Revenue	$86,000	$81,745	$81,745	$81,745
Total Gross Profit	$25,800	$23,706	$23,706	$23,706
Total Operating Income	$6,100	$5,706	5,346	$4,979
Net Income	$4,350	$4,279	$4,009	$3,734
Adjusted EBITDA Calculation
Net Income from Continuing Operations	$6,100	$4,279	$4,009	$3,734
Income Tax Expense (Benefit)	$1,450	$1,426	$1,336	$1,245
Depreciation and Amortization	$4,791	$4,811	$4,811	$4,811
Adjusted EBITDA	$10,624	$10,499	$10,139	$9,772

Adjusted EBITDA, as presented above, is a Non-Generally Accepted Accounting Principles, which we refer to as “GAAP” in this proxy statement, financial measure. GPIC provided this information to Angel and B. Riley because it believed it could be useful in evaluating, on a prospective basis, GPIC’s potential operating performance and cash flow. Non-GAAP financial measures should not be considered in isolation from, or as a substitute for, financial information presented in compliance with GAAP. Not all companies calculate Adjusted EBITDA the same way, and GPIC’s presentation may be different from those presented by other companies.
Adjusted EBITDA reflects the inclusion of, interest expense, income taxes, depreciation and amortization (including with respect to leased gaming equipment) and share based compensation. Adjusted EBITDA, as presented above, does not reflect the inclusion of acquisition related costs.

The internal financial projections were not prepared with a view toward public disclosure, nor were they prepared with a view toward compliance with published guidelines of the SEC, the guidelines established by the American Institute of Certified Public Accountants for preparation and presentation of financial projections, or GAAP. The projected financial information included herein has been prepared by, and is the responsibility of, GPIC’s management. GPIC cautions you that the internal financial projections are speculative in nature and based upon subjective decisions and assumptions. The summary of the financial forecasts is not included in this document in order to induce any stockholder to vote in favor of the merger proposal or any of the other proposals to be voted on at the special meeting, but because these internal financial projections were provided by GPIC management to Angel and B. Riley in contemplation of, and used by the GPIC board of directors in its consideration of, a potential transaction.
In addition, the projections were not prepared with the assistance of, or reviewed, compiled or examined by, our independent accountants, Moss Adams LLP, which we refer to as “Moss Adams” throughout this proxy statement. Moss Adams has not examined or compiled any of the accompanying projected financial information, and accordingly, Moss Adams does not express an opinion or any other form of assurance with respect thereto. The Moss Adams report incorporated by reference in this proxy statement only relates to GPIC’s historical consolidated financial statements and notes thereto. It does not extend to the projected financial information and it should not be read to do so.
These internal financial projections were based on numerous variables and assumptions that are inherently uncertain and may be beyond the control of GPIC’s management. Important factors that may affect actual results and cause the internal financial projections not to be achieved include, but are not limited to, risks and uncertainties relating to GPIC’s business (including its ability to achieve potential strategic goals, acquisitions, objectives and targets over applicable periods, the gaming machine industry, the interactive business, the regulatory environment, general business and economic conditions and other risk factors described under the section entitled “Risk Factors” in GPIC’s Annual Report on Form 10-K for the year ended December 31, 2017, and more recent filings incorporated by reference in the proxy statement and “Cautionary Statement Concerning Forward-Looking Information” beginning on page 20 of this proxy statement). Because the internal financial projections cover multiple future years, such information by its nature is less reliable in predicting each successive year. The internal financial projections also do not take into account any circumstances or events occurring after the date on which they were prepared and do not give effect to the transactions contemplated by the merger agreement, including the merger. The internal financial projections also reflect assumptions as to certain business decisions that are subject to change. As a result, actual results may differ materially from those contained in these internal financial projections. Accordingly, there can be no assurance that the internal financial projections will be realized or that actual results will not be significantly higher or lower than projected.
The inclusion of these internal financial projections in this proxy statement should not be regarded as an indication that any of GPIC, Angel or their respective affiliates, advisors or representatives considered the internal financial projections to be predictive of actual future events, and the internal financial projections should not be relied upon as such. None of GPIC, Angel or their respective affiliates, advisors, officers, employees, directors or representatives can give you any assurance that actual results will not differ from these internal financial projections, and none of them undertakes any obligation to update or otherwise revise or reconcile these internal financial projections to reflect circumstances existing after the date the internal financial projections were generated or to reflect the occurrence of future events even in the event that any or all of the assumptions underlying the projections are shown to be in error. Except as may be required by applicable securities laws, GPIC does not intend to make publicly available any update or other revision to these internal financial projections even in the event that any or all of the assumptions are shown to be in error. None of GPIC or its affiliates, advisors, officers, employees, directors or representatives has made or makes any representation to any stockholder or other person regarding GPIC’s ultimate performance compared to the information contained in these internal financial projections or that projected results will be achieved. GPIC has made no representation to Angel, in the merger agreement or otherwise, concerning these internal financial projections.

Since the date of the projections, GPIC has made publicly available its actual results of operations for the fiscal year ended December 31, 2017. You should review GPIC’s Annual Report on Form 10-K for the fiscal year ended December 31, 2017 filed on March 23, 2018, and Current Report on Form 8-K, filed on November 27, 2018, to obtain this information, which have been filed with the SEC.
See “Where Stockholders Can Find Additional Information” beginning on page 86 of this proxy statement.
Regulatory Approvals
Antitrust Filings
If applicable, the HSR Act and the regulations promulgated thereunder require that we file notification and report forms with respect to the merger and related transactions with the Antitrust Division and the FTC. The parties thereafter are required to observe a waiting period before completing the merger. At this time, we and Angel do not believe that we are required to make such notification. However, we may be required to make such notification at some time prior to the completion of the merger.
At any time before or after the completion of the merger, the Antitrust Division or the FTC or any state could take such action under the antitrust laws as it deems necessary or desirable in the public interest, including seeking to enjoin the completion of the merger, to rescind the merger or to seek divestiture of particular assets. Private parties also may seek to take legal action under the antitrust laws under certain circumstances. Although there is no assurance that they will not do so, we do not expect any regulatory authority, state or private party to take legal action under the antitrust laws.
Required Gaming Approvals
The parties have agreed that receipt of the required gaming approvals from 11 jurisdictions is a condition to closing of the merger.
Angel may under certain circumstances waive the condition relating to any such required gaming approval on behalf of both Angel and GPIC if consummation of the merger in the absence of such required gaming approval would not constitute a violation of applicable law. In addition to the jurisdictions identified by the parties as conditions to the merger, either GPIC or Angel may make further filings with gaming regulators in various jurisdictions as may be required by applicable law, but the expiration of any waiting periods, or receipt of any required approvals, in connection with such filings will not be conditions to the consummation of the merger.
By the time this proxy statement is mailed to stockholders, we expect Angel to have filed or have caused to be filed all initial applications and documents in connection with obtaining the required gaming approvals and with respect to certain of such approvals the parties have already received confirmation that all obligations necessary to be fulfilled prior to the merger have been satisfied. GPIC anticipates that Angel will obtain the required gaming approvals in the remaining specified jurisdictions prior to the end of 2019.
At any time before or after the completion of the merger, a regulator could take such action under the gaming laws as it deems necessary or desirable in the public interest, including seeking to enjoin the completion of the merger or to seek divestiture of particular assets.
Other Matters with Respect to Regulatory Approvals
Angel has the principal responsibility, after prior, good faith consultation with GPIC and after considering, in good faith, the views and comments of GPIC, for devising and implementing the strategy for obtaining any of the antitrust approvals or required gaming approvals and shall take the lead in all meetings and communications with, or proceedings involving, any governmental entity in connection with obtaining the antitrust approvals and the required gaming approvals. However, the consent of each of GPIC and Angel is required prior to the taking of any action (including the failure to take any such action) in connection with obtaining any antitrust approvals or required gaming approvals if such action (or failure to act) would be reasonably likely to materially delay, or materially impair the likelihood of obtaining, any such approvals.

Although we do not expect these regulatory authorities to raise any significant concerns in connection with their review of the merger, there is no assurance that all applicable waiting periods will expire, that Angel will obtain all required regulatory approvals or that those approvals will not include terms, conditions or restrictions that may have an adverse effect on us or, after completion of the transaction, Angel.
Other than the filings described above, we are not aware of any mandatory regulatory filings to be made, approvals to be obtained or waiting periods to expire, in order to complete the merger. If any approval or action is needed, however, we may not be able to obtain it or any of the other necessary approvals. Even if we could obtain all necessary approvals, and the merger agreement is approved by our stockholders, conditions may be placed on the merger, our business or that of Angel that could cause the parties to fail to consummate the merger.
Litigation Relating to the Merger
GPIC is not aware of any pending litigation relating to or challenging the merger as of the date of this proxy statement.
Material U.S. Federal Income Tax Consequences of the Merger for U.S. Holders
The following is a summary of material U.S. federal income tax consequences of the merger to “U.S. holders” (as defined below) of our common stock. This summary is based on the Internal Revenue Code, the U.S. Treasury Department regulations promulgated under the Internal Revenue Code, published rulings by the Internal Revenue Service, which we refer to as the “IRS,” and judicial authorities and administrative decisions, all as in effect as of the date of this proxy statement and all of which are subject to change, possibly with retroactive effect. This summary is not binding on the IRS or a court, and there can be no assurance that the tax consequences described in this summary will not be challenged by the IRS or that they would be sustained by a court if so challenged. No ruling has been or will be sought from the IRS, and no opinion of counsel has been or will be rendered, as to the U.S. federal income tax consequences of the merger.
For purposes of this summary, the term “U.S. holder” means a beneficial owner of shares of our common stock that is, for U.S. federal income tax purposes:
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an individual who is a citizen or resident of the United States;

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a corporation (including any entity treated as a corporation for U.S. federal income tax purposes) created or organized under the laws of the United States, any state thereof, or the District of Columbia;

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a trust (i) if the administration is subject to the primary supervision of a court within the United States and one or more U.S. persons have the authority to control all substantial decisions of the trust; or (ii) that has a valid election in effect under applicable U.S. Treasury regulations to be treated as a U.S. person; or

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an estate the income of which is subject to U.S. federal income tax regardless of its source.

This summary does not address or consider all of the U.S. federal income tax consequences that may be applicable to U.S. holders of our common stock in light of their particular circumstances. For example, this summary does not address the alternative minimum tax. In addition, this summary does not address the U.S. federal income tax consequences of the merger to holders who are subject to special treatment under U.S. federal income tax rules, including, for example, banks and other financial institutions; insurance companies; mutual funds; real estate investment trusts; personal holding companies; regulated investment companies; securities or currency dealers; traders in securities who elect to use the mark-to-market method of accounting; tax-exempt investors; S corporations; holders classified as or that hold their shares through partnerships or other flow-through entities under the Internal Revenue Code; holders who hold their shares of our common stock as part of a hedge, straddle, constructive sale, conversion transaction, or other integrated investment; holders whose functional currency is not the U.S. dollar; holders who acquired their shares of our common stock through the exercise of employee stock options or otherwise as compensation; tax-deferred or other retirement accounts; certain U.S. expatriates; certain former citizens or residents of the United States; and holders who do not hold their shares of our common stock as “capital assets” within the meaning of Section 1221 of the Internal Revenue Code (generally, property held for investment). In addition, this summary does not address any aspects of foreign, state, local, estate, gift, or other tax laws that may be applicable to a particular holder in connection with the merger.
The tax consequences of the merger to stockholders who hold their shares of our common stock through a partnership or other flow-through entity will generally depend on the status of the stockholder and the activities of the partnership or other flow-through entity. Partners in a partnership (or other flow-through entity) holding shares of our common stock should consult their tax advisors regarding the tax consequences of the merger to them.
Further, this summary does not address any tax consequences of the merger to U.S. holders of options or stock appreciation rights whose options or stock appreciation rights are canceled in exchange for cash or other consideration pursuant to the merger. Such option or stock appreciation rights holders should consult their tax advisors regarding the tax consequences of the merger to them.
Exchange of Common Stock for Cash
A U.S. holder’s receipt of the merger consideration in exchange for shares of our common stock will generally be a taxable transaction for U.S. federal income tax purposes. In general, a U.S. holder whose shares of common stock are converted into the right to receive cash pursuant to the merger will recognize capital gain or loss for U.S. federal income tax purposes in an amount equal to the difference, if any, between the amount of cash received with respect to such shares and the U.S. holder’s adjusted tax basis in such shares. A U.S. holder’s adjusted tax basis will generally equal the price the U.S. holder paid for such shares. The amount of gain or loss must be determined separately for each block of shares (i.e., shares acquired at the same cost in a single transaction) surrendered by the U.S. holder in the merger. Such gain or loss will generally be long-term capital gain or loss if the U.S. holder’s holding period for such shares is more than one year at the effective time of the merger. Long-term capital gains recognized by individual and certain other non-corporate U.S. holders are generally taxed at preferential U.S. federal income tax rates. A U.S. holder’s ability to deduct capital losses may be limited.
Backup Withholding and Information Reporting
A U.S. holder may be subject to information reporting on all cash payments to which such U.S. holder is entitled in connection with the merger and may be subject to U.S. federal backup withholding on such payments, unless the U.S. holder provides its correct taxpayer identification number and complies with applicable certification procedures or otherwise establishes an exemption from backup withholding. In addition, if the paying agent is not provided with a U.S. holder’s correct taxpayer identification number or other adequate basis for exemption, the U.S. holder may be subject to certain penalties imposed by the IRS. Each U.S. holder should complete and sign the Form W-9 that will be included as part of the letter of transmittal and timely return it to the paying agent in order to avoid backup withholding. Backup withholding is not an additional tax. Any amounts withheld under the backup withholding rules will generally be allowable as a refund or credit against a U.S. holder’s U.S. federal income tax liability, provided that certain required information is timely furnished to the IRS.
This summary is provided for general information only and is not tax advice. Holders of our common stock should consult their tax advisors regarding the application of the U.S. federal income tax laws to their particular situations, as well as any potential tax consequences of the merger arising under foreign, state, local, estate, gift, and other tax laws.
No Dissenter’s Rights
Pursuant to NRS 92A.390, dissenter’s rights are not applicable to the merger agreement or the transactions contemplated thereby, including the merger.

TERMS OF THE MERGER AGREEMENT
The following summary describes the material provisions of the merger agreement and is qualified in its entirety by reference to the merger agreement, a copy of which is attached to this proxy statement as Annex A and which is incorporated by reference into this proxy statement. This summary does not purport to be complete and may not contain all of the information about the merger agreement that may be important to you. We encourage you to read the merger agreement carefully and in its entirety, as it is the legal document governing the merger.
Explanatory Note Regarding the Merger Agreement and the Summary of the Merger Agreement; Representations, Warranties and Covenants in the Merger Agreement Are Not Intended to Function or Be Relied on as Public Disclosures
The merger agreement and the summary of terms included in this proxy statement have been prepared to provide you with information regarding its terms and are not intended to provide any other factual information about GPIC, Angel, Merger Sub or any of their respective subsidiaries or affiliates. Such information can be found elsewhere in this proxy statement or in the public filings that we make with the SEC, as described in the section entitled “Where Stockholders Can Find More Information” beginning on page 86 of this proxy statement. The representations, warranties and covenants of each of the parties contained in the merger agreement have been made solely for the purposes of the merger agreement and as of specific dates and solely for the benefit of parties to the merger agreement and:
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are not intended as statements of fact, but rather as a way of allocating the risk between the parties in the event the statements therein prove to be inaccurate;

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have been modified or qualified by certain confidential disclosures that were made between the parties in connection with the negotiation of the merger agreement, which disclosures are not reflected in the merger agreement itself;

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may no longer be true as of a given date;

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may be subject to a contractual standard of materiality in a way that is different from those generally applicable to you or other stockholders and reports and documents filed with the SEC; and

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may be subject in some cases to other exceptions and qualifications (including exceptions that do not result in, and would not reasonably be expected to have, a “material adverse effect”).

Accordingly, you should not rely on the representations, warranties or covenants or any descriptions thereof as characterizations of the actual state of facts or condition of GPIC, Angel, Merger Sub or any of their respective subsidiaries or affiliates. Moreover, information concerning the subject matter of the representations and warranties may change after the date of the merger agreement, which subsequent information may or may not be fully reflected in GPIC’s public disclosures. Accordingly, the representations and warranties and other provisions of the merger agreement or any description of such provisions should not be read alone, but instead should be read together with the information provided elsewhere in this proxy statement and in the documents incorporated by reference into this proxy statement. See the section entitled “Where Stockholders Can Find More Information” beginning on page 86 of this proxy statement.
Terms of the Merger; Merger Consideration
The merger agreement provides that, upon the terms and subject to the conditions set forth in the merger agreement and in accordance with the NRS, at the effective time of the merger, Merger Sub will be merged with and into GPIC, whereupon the separate existence of Merger Sub will cease, and GPIC will continue as the surviving corporation and a wholly owned subsidiary of Angel.

At the effective time of the merger, on the terms and subject to the conditions set forth in the merger agreement:
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each share of GPIC common stock issued and outstanding immediately prior to such time, other than the excluded shares (as described below), will be converted into the right to receive $13.75 in cash (such amount is referred to in this proxy statement as the “merger consideration”), without interest and subject to any applicable withholding taxes;

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each share of GPIC common stock owned by GPIC (or held in GPIC’s treasury) will be canceled and no payment will be made with respect to such shares;

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each share of GPIC common stock owned by any direct or indirect subsidiary of GPIC, or by Angel, Merger Sub or any of their respective direct or indirect wholly owned subsidiaries will cancelled and no payment will be made with respect to such shares; and

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each share of common stock, par value $0.01 per share, of Merger Sub that is issued and outstanding immediately prior to the effective time of the merger, will be converted into one share of common stock, par value $0.01 per share, of the surviving corporation.

After the effective time of the merger, shares of GPIC common stock outstanding prior to the effective time will no longer be outstanding and will cease to exist, and each certificate that represented shares of GPIC common stock prior to the effective time of the merger will represent only the right to receive the merger consideration as described above.
In the event that, from the date of the merger agreement until the effective time of the merger, the number of outstanding shares of GPIC common stock is changed into a different number of shares or a different class by reason of any stock split, divisions or subdivisions of shares, stock dividend, reverse stock split, consolidation of shares, reclassification, recapitalization or other similar transactions, then the merger consideration will be appropriately adjusted.
Articles of Incorporation; Bylaws; Directors and Officers
At the effective time of the merger, the articles of incorporation of GPIC will be amended and restated in their entirety to read as set forth on Annex I to the merger agreement and, as so amended and restated, will be the articles of incorporation of the surviving corporation. At the effective time of the merger, the bylaws of the surviving corporation will be amended and restated to conform to the bylaws of Merger Sub as in effect immediately prior to such time, except that references to the name of Merger Sub will be replaced by references to the name of the surviving corporation. In addition, as of the effective time of the merger, the directors and officers of Merger Sub immediately prior to the effective time of the merger will be the directors and officers of the surviving corporation until their respective successors have been duly elected and qualified, or their earlier death, resignation, resignation or removal in accordance with the articles of incorporation and bylaws of the surviving corporation.
Completion of the Merger
The closing of the merger will take place (i) as soon as reasonably practicable, but no later than the third business day, after all conditions to the completion of the merger have been satisfied or waived (other than those conditions that can only be satisfied at such closing, but subject to the satisfaction or waiver of such conditions) or (ii) on such other date or time as the parties may mutually agree in writing.
Effective Time
The effective time of the merger will be at the time when the articles of merger are filed with the Nevada Secretary of State, or at such later time as the parties agree in writing and specify in the articles of merger in accordance with the NRS. As soon as practicable on the closing date of the merger, the parties shall cause the articles of merger to be filed with the Nevada Secretary of State.

Treatment of Stock Options and Stock Appreciation Rights
The treatment of all GPIC equity awards, including those held by GPIC’s directors and executive officers is summarized below.
Options
At the effective time of the merger, each option to purchase GPIC common stock that is outstanding and unexercised (whether vested or unvested) immediately prior to the effective time of the merger will be cancelled as of the effective time of the merger in exchange for the right to receive an amount in cash equal to the excess, if any, of  (i) the merger consideration, over (ii) the exercise price of such option, without interest and less any applicable withholding taxes. If the exercise price of the option equals or exceeds the merger consideration, such option will be cancelled without any payment or other consideration being made or owed to the holder in respect thereof.
Stock Appreciation Rights
At the effective time of the merger, each stock appreciation right with respect to GPIC common stock that is outstanding and unexercised (whether vested or unvested) immediately prior to the effective time of the merger will be cancelled as of the effective time of the merger without any payment or other consideration being made or owed to the holder in respect thereof.
Exchange of Shares in the Merger
Prior to the effective time of the merger, Angel will designate a paying agent mutually agreeable to the parties to handle the exchange of shares of GPIC common stock for the merger consideration. On or prior to the closing date of the merger, Angel will deposit (or cause to be deposited) with the paying agent all of the cash sufficient to pay the aggregate merger consideration including the merger consideration payable to holders of options that do not require any tax withholding. With respect to the aggregate merger consideration payable to holders of options that require tax withholding, Angel will deposit with the surviving corporation cash sufficient to pay such aggregate amount on or prior to the closing date of the merger. At any time after the effective time of the merger, shares of GPIC common stock, other than the excluded shares (all of which will be cancelled at the consummation of the merger), will represent only the right to receive the merger consideration as described above.
Promptly, but no later than five business days, after the effective time of the merger, the paying agent or the surviving corporation will mail to each (i) holder of record, as of immediately prior to the effective time of the merger, of GPIC common stock certificates, (ii) holder of record, as of immediately prior to the effective time of the merger, of one or more book-entry shares and (iii) holder of record, as of immediately prior to the effective time of the merger, of one or more options to purchase GPIC common stock that are entitled to receive the merger consideration and are not subject to any tax withholding, a form or forms of letter of transmittal specifying that delivery will be effected, and risk of loss and title to any such certificates will pass, only upon delivery of such certificates to the paying agent or a customary agent’s message in respect of book-entry shares, and providing instructions for effecting the surrender of GPIC common stock certificates or book-entry shares in exchange for the merger consideration. Upon surrender to the paying agent of the certificates (or affidavits of loss in lieu thereof as described below, if applicable) or book-entry shares, together with such letter of transmittal in the case of certificates and such other documents as may be required pursuant to the instructions therein, the holder of such certificates or book-entry shares will be entitled to receive in exchange therefor the merger consideration for each share of GPIC common stock formerly evidenced by such certificates or book-entry shares, and such certificates and book-entry shares will then be cancelled.
GPIC stockholders should not return stock certificates with the enclosed proxy card, and GPIC stockholders should not forward stock certificates to the paying agent without a letter of transmittal.
After the effective time of the merger, shares of GPIC common stock outstanding prior to the effective time will no longer be outstanding and will cease to exist, and each certificate that represented shares of GPIC common stock prior to the effective time of the merger will represent only the right to receive the merger consideration as described above.

Following the date that is 12 months after the effective time of the merger, any portion of the funds held by the paying agent that remain unclaimed by our former stockholders or former holders of options not subject to tax withholding that are entitled to receive a portion of the merger consideration, including the proceeds from investment thereof, shall be delivered to Angel. Thereafter, our former stockholders may look only to Angel or the surviving corporation (subject to abandoned property, escheat or similar laws) for payment with respect to the merger consideration to which they are entitled.
At the effective time of the merger, our stock transfer books will be closed and there will be no further registration of transfers of our common stock. If, after the effective time of the merger, certificates are presented to the surviving corporation for transfer, such certificates will be cancelled and exchanged for payment of the merger consideration.
If the payment of the merger consideration is to be made to a person other than the registered holder of the certificate surrendered in exchange for the merger consideration, the certificate surrendered must be properly endorsed or otherwise be in proper form for transfer and the person requesting such payment must pay any applicable stock transfer or other taxes or establish to the reasonable satisfaction of Angel that such taxes have been paid or are not payable.
No interest will be paid or will accrue on any cash payable upon surrender of any GPIC common stock certificate or book-entry share.
Lost, Stolen or Destroyed Certificates
If any GPIC common stock certificate has been lost, stolen or destroyed, then upon the making of an affidavit of that fact by the person claiming such certificate to be lost, stolen or destroyed and, to the extent required by the surviving corporation, the posting by such person of a bond in such reasonable amount as Angel or the surviving corporation may direct, as indemnity against any claim that may be made against the surviving corporation with respect to such certificate (which will not exceed the merger consideration payable with respect to such certificate), the paying agent will pay (less any amounts required to be withheld) in exchange for such lost, stolen or destroyed certificate the merger consideration that would be payable in respect thereof pursuant to the merger agreement had such lost, stolen or destroyed certificate been surrendered as provided in the merger agreement.
Representations and Warranties
The merger agreement contains customary representations and warranties made by GPIC to Angel and customary representations and warranties made by Angel to GPIC. These representations and warranties are subject to important limitations and qualifications agreed to by the parties in connection with negotiating the terms of the merger agreement. In particular, certain of the representations and warranties that GPIC made in the merger agreement are qualified by certain confidential disclosures that GPIC delivered to Angel concurrently with the execution of the merger agreement. In addition, certain representations and warranties were made as of a specified date, may be subject to contractual standards of materiality different from those generally applicable to public disclosures to stockholders, may be subject in some cases to other exceptions and qualifications (including exceptions that do not result in, and would not reasonably be expected to have, a “material adverse effect”), or may have been used for the purpose of allocating risk among the parties rather than establishing matters of fact. See also the definition of “material adverse effect” beginning on page 61 of this proxy statement. Investors are not third-party beneficiaries under the merger agreement and in reviewing the representations, warranties and covenants contained in the merger agreement or any descriptions thereof in this summary, it is important to bear in mind that such representations, warranties and covenants or any description thereof were not intended by the parties to the merger agreement to be characterizations of the actual state of facts or condition of GPIC, Angel or Merger Sub, or any of their respective subsidiaries or affiliates. For the foregoing reasons, the representations and warranties given by the parties in the merger agreement or any description thereof should not be read alone and should instead be read in conjunction with the other information contained in the reports, statements and filings that GPIC publicly files with the SEC.

GPIC’s representations and warranties under the merger agreement relate to, among other things:
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corporate matters, such as due organization, organizational documents, good standing, qualification, corporate power and authority of GPIC and each of its subsidiaries;

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the capitalization of GPIC, including the number of shares of common stock, options and stock appreciation rights outstanding and the ownership of the capital stock of its subsidiaries;

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the absence of restrictions or encumbrances with respect to the capital stock of GPIC and its subsidiaries;

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compliance with SEC filing requirements for GPIC’s SEC filings since January 1, 2017, including the accuracy of information contained in such documents and compliance with U.S. GAAP and the rules and regulations of the SEC with respect to the consolidated financial statements contained therein;

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adequacy of disclosure controls and internal controls over financial reporting;

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absence of a “material adverse effect” from December 31, 2017 through the date of the merger agreement;

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the absence of certain changes and events since December 31, 2017;

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title to in certain tangible personal property and absence of liens or other encumbrances (other than permitted encumbrances) with respect thereto;

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real property matters;

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intellectual property matters;

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data privacy and security matters;

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material contracts and the performance of obligations and the absence of breach or default thereunder;

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the absence of certain undisclosed liabilities;

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compliance with applicable laws and governmental orders, including applicable gaming laws and privacy laws;

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compliance with anti-corruption and anti-bribery laws;

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gaming approvals and licensing matters;

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the possession of and compliance with required licenses, permits, authorizations and other similar governmental approvals necessary for the conduct of GPIC’s business and the businesses of each of GPIC’s subsidiaries;

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tax matters;

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labor matters, employees, compensation and employee benefit plans, including ERISA and certain related matters;

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environmental matters;

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insurance policies and claims;

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the absence of certain legal proceedings, investigations and governmental orders;

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the authority of GPIC to enter into the merger agreement and consummate the merger and the other transactions contemplated by the merger agreement and the enforceability of the merger agreement against GPIC;

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the approval and recommendation by GPIC’s board of directors of the merger agreement and the transactions contemplated by the merger agreement;

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the absence of restrictions under any anti-takeover statute or regulation;

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required consents and approvals, and no violations of organizational documents, contracts or applicable legal requirements as a result of the transactions contemplated by the merger agreement;

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receipt by the special transaction committee of GPIC board of directors of an opinion of GPIC’s financial advisor as to the fairness, from a financial point of view, of the consideration to be received by holders of shares of GPIC common stock, other than excluded shares and voting agreement shares, upon the consummation of the merger;

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brokers’ and financial advisors’ fees related to the merger;

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the absence of any voting requirement in connection with the merger, other than the vote of the stockholders of GPIC to be taken at the special meeting;

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compliance by GPIC with governmental laws and regulations with respect to the use of conflict minerals;

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absence of the availability of stockholder dissenter’s rights or other rights of appraisal in connection with the merger; and

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the accuracy of information contained in this proxy statement, as it may be amended or supplemented from time to time.

The merger agreement also contains customary representations and warranties made by Angel that are subject to specified exceptions and qualifications contained in the merger agreement. The representations and warranties of Angel and Merger Sub to GPIC under the merger agreement, relate to, among other things:
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Angel’s and Merger Sub’s due organization, valid existence, good standing and corporate power;

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the formation and activities of Merger Sub;

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the authority of Angel and Merger Sub to enter into the merger agreement and consummate the merger and the other transactions contemplated by the merger agreement and the enforceability of the merger agreement against Angel and Merger Sub;

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required consents and approvals, and no violations of organizational documents, contracts or applicable law as a result of the transactions contemplated by the merger agreement;

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the absence of certain legal proceedings, investigations and governmental orders;

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solvency of Angel and the surviving corporation at and immediately following the merger;

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the absence of beneficial ownership of GPIC common stock;

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independent investigation regarding GPIC;

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brokers’ and financial advisors’ fees related to the merger;

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effectiveness of the limited guaranty (as defined on page 73); and

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the accuracy of information supplied to GPIC by Angel for use in this proxy statement, as it may be amended or supplemented from time to time.

The representations and warranties of each of the parties to the merger agreement will expire upon completion of the merger.
Many of the representations and warranties in the merger agreement are qualified by a “materiality” or “material adverse effect” standard (that is, they will not be deemed to be untrue or incorrect unless a materiality threshold is satisfied or their failure to be true or correct would, or would reasonably be expected to, result in a material adverse effect).
For purposes of the merger agreement, a “material adverse effect” means, with respect to GPIC, (i) the failure of GPIC’s Mexican subsidiary to maintain its current governmental authorization issued by the Mexican government under IMMEX (Industria Manufacturera, Maquiladora y de Servicio de

Exportación) and (ii) any state of facts, condition, development, occurrence, circumstance, change, effect or event, which, individually or in the aggregate, has had or would reasonably be expected to have a material adverse effect on (a) the ability of GPIC to consummate the transactions contemplated by the merger agreement on or before the end date (as defined on page 75) or (b) the business, assets, financial condition or results of operations of GPIC and its subsidiaries, taken as a whole; except that the definition of “material adverse effect” excludes the following from constituting or being taken into account in determining whether there has been, or would reasonably be expected to be, a material adverse effect for purposes of clause (b) above:
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any change in the market price or trading volume of GPIC’s stock or change in GPIC’s credit ratings (except that the underlying causes of any such change may be considered to the extent not otherwise excluded);

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any state of facts, condition, development, occurrence, circumstance, change, effect or event resulting from the announcement, pendency or performance of the transactions contemplated by the merger agreement;

•
any state of facts, condition, development, occurrence, circumstance, change, effect or event affected the economy generally, or other general business, financial, market, regulatory or political conditions (except to the extent that GPIC and its subsidiaries are materially disproportionately affected thereby as compared with other participants in the industries in which GPIC and its subsidiaries operate);

•
any state of facts, condition, development, occurrence, circumstance, change, effect or event arising directly or indirectly from or otherwise relating to fluctuations in the value of any currency (except to the extent that GPIC and its subsidiaries are materially disproportionately affected thereby as compared with other participants in the industries in which GPIC and its subsidiaries operate);

•
any state of facts, condition, development, occurrence, circumstance, change, effect or event arising directly or indirectly from or otherwise relating to any outbreak or escalation of hostilities, act of terrorism, war, national or international calamity, natural disaster or any other similar event in the United States or elsewhere in the world (except to the extent that GPIC and its subsidiaries are materially disproportionately affected thereby as compared with other participants in the industries in which GPIC and its subsidiaries operate);

•
the failure of GPIC to meet internal or analysts’ expectations or projections (except that the underlying causes of any such failure may be considered to the extent not otherwise excluded);

•
any adverse effect arising directly from or otherwise directly relating to any action taken by GPIC at the written direction of an officer of Angel or any action expressly required to be taken by GPIC pursuant to the terms of the merger agreement, or the failure of GPIC to take any action that GPIC is expressly prohibited by the terms of the merger agreement from taking to the extent Angel fails to give its timely consent thereto after a written request therefor; or

•
any state of facts, condition, development, occurrence, circumstance, change, effect or event arising directly or indirectly from or otherwise relating to any change in, or any compliance with or action taken for the purpose of complying with any change in, any legal requirement or U.S. GAAP, or interpretations of any legal requirement or GAAP (except to the extent that GPIC and its subsidiaries are materially disproportionately affected thereby as compared with other participants in the industries in which GPIC and its subsidiaries operate).

For purposes of the merger agreement, a “material adverse effect” with respect to Angel means any state of facts, condition, development, occurrence, circumstance, change, effect or event that would or would reasonably be expected to, individually or in the aggregate, prevent or materially impair or delay the ability of Angel or Merger Sub to consummate the merger and the other transactions contemplated by the merger agreement in a timely manner.

Access and Investigation Prior to the Merger
From the date of the merger agreement until the earlier of the effective time of the merger and the termination of the merger agreement pursuant to its terms, upon reasonable advance notice, GPIC will, and will cause its subsidiaries to, provide Angel and Angel’s representatives reasonable access during normal business hours to GPIC’s representatives, offices, facilities, real property, designated personnel and assets and to all existing books, records, documents and information relating to GPIC or its subsidiaries, and promptly provide Angel and Angel’s representatives with all reasonably requested information regarding the business of GPIC and its subsidiaries and such additional financial, operating and other data and information regarding GPIC and its subsidiaries, as Angel may reasonably request, in each case for any reasonable business purpose related to the consummation of the transactions contemplated by the merger agreement and subject to customary exceptions and limitations. In addition, access as described above shall include the right to conduct sampling at certain of GPIC’s real property as specified in certain confidential disclosures that GPIC delivered to Angel concurrently with the execution of the merger agreement, subject to customary limitations and in accordance with the terms of the merger agreement.
Covenants Regarding Conduct of Business by GPIC Pending the Merger
GPIC has agreed to certain covenants in the merger agreement restricting the conduct of its business between the date of the merger agreement and the effective time of the merger. In general, GPIC has agreed that, from the date of the merger agreement until the earlier of the effective time of the merger and the termination of the merger agreement pursuant to its terms, except as expressly provided by the Merger Agreement or required by applicable legal requirements, as consented to in writing by Angel (which consent may not be unreasonably withheld, conditioned or delayed) when not in contravention of any legal requirement or as disclosed prior to execution of the merger agreement in certain confidential disclosures that GPIC delivered to Angel concurrently with the execution of the merger agreement, it will, and will cause each of its subsidiaries to (i) conduct its business in the ordinary course consistent with past practice and (ii) use commercially reasonable efforts to preserve intact its material assets, properties, contracts, licenses and business organization and to preserve satisfactory business relationships with governmental bodies.
GPIC has also agreed that, except as expressly provided by the merger agreement or required by applicable legal requirements, as consented to in writing by Angel (which consent may not be unreasonably withheld, conditioned or delayed) when not in contravention of any legal requirement or as disclosed prior to execution of the merger agreement in GPIC’s confidential disclosure schedule delivered to Angel concurrently with the execution of the merger agreement, from the date of the merger agreement until the earlier of the effective time of the merger or termination of the merger agreement, GPIC will not, and will not permit any of its subsidiaries to:
•
establish a record date for, declare, set aside or pay any dividend or make any other distribution in respect of any shares of its capital stock (subject to certain specified exceptions);

•
repurchase, redeem or otherwise reacquire any of GPIC common stock, or any rights, warrants or options to acquire any GPIC common stock (subject to certain specified exceptions);

•
split, combine, subdivide or reclassify any GPIC common stock or other equity interests;

•
sell, issue, grant, deliver, pledge, transfer, encumber or authorize the sale, issuance, grant, delivery, pledge, transfer or encumbrance of  (i) any capital stock, equity interest or other security, (ii) any option, call, warrant, restricted securities or right to acquire any capital stock, equity interest or other security or (iii) any instrument convertible into or exchangeable for any capital stock, equity interest or other security (subject to certain specified exceptions);

•
establish, adopt, terminate or materially amend any employee plan (subject to certain specified exceptions);

•
amend or waive any of GPIC’s material rights under, or accelerate the vesting under, any provision of any equity award plan or any contracts evidencing GPIC equity awards (subject to certain specified exceptions);

•
accelerate the vesting, payment or funding of any compensation or benefits under any employee plan (subject to certain specified exceptions);

•
grant any employee, independent contractor, consultant or director any increase in compensation, bonuses, severance, retention or other payment or benefits (other than salary increases paid in the ordinary course of business consistent with past practice);

•
promote or change the title of any employee;

•
hire or make an offer to hire any new employee or consultant (other than in the ordinary course of business where the consultant or new hire would not receive a total annual compensation that exceeds $200,000);

•
grant any new right to severance or termination pay to any employee, independent contractor, consultant or director;

•
effectuate any “mass layoff,” “plant closing” or other action that would trigger WARN;

•
terminate, allow to lapse or expire, suspend, modify or otherwise take any step to limit the effectiveness or validity of, or fail to maintain as valid and in full force and effect, any applicable governmental authorization (including any approval or license from a gaming authority);

•
amend or permit the adoption of any amendment to the charter or bylaws or other charter or other organizational documents;

•
form any subsidiary, acquire any equity interest in any other entity or enter into any joint venture, partnership or similar arrangement;

•
make or authorize any capital expenditure (subject to certain specified exceptions);

•
acquire, lease, license, sublicense, pledge, sell or otherwise dispose of, divest or spin-off, abandon, waive, covenant not to assert, relinquish or permit to lapse (other than any patent expiring at the end of its statutory term), transfer, assign, guarantee, exchange or swap, mortgage or otherwise subject to any encumbrance any material right or other material asset or property or leased real property (subject to certain specified exceptions);

•
lend money or make capital contributions or advances to, or make investments in, any person other than a subsidiary (subject to certain specified exceptions);

•
except as required by applicable legal requirements, or in the ordinary course of business consistent with past practice: (i) make any material change to any accounting method or accounting period used for tax purposes; (ii) make, rescind or change any material tax election; (iii) file a material amended tax return; (iv) enter into a “closing agreement” with any governmental body regarding any material tax liability or assessment; (v) settle, compromise or consent to any material tax claim or assessment or surrender a right to a material tax refund; (vi) waive or extend the statute of limitations with respect to any material tax or material tax return; or (vii) take any action, or cause or otherwise permit any other person to take any action, which would materially increase Angel’s or any of its affiliates’ liability for taxes;

•
amend or modify in any material respect, or waive any material rights under or voluntarily terminate, any material contract, enter into any contract which would be a material contract or amend or modify any contract in a manner by which such contract as so amended or modified would be a material contract;

•
settle, release, waive or compromise any legal proceeding or other claim (or threatened legal proceeding or other claim), other than any settlement, release, waiver or compromise that results solely in monetary obligations of not more than $100,000 in the aggregate (excluding monetary obligations that are funded by an indemnity obligation to, or an insurance policy of GPIC or any of its subsidiaries) or results in no monetary or other material non-monetary obligation of GPIC or its subsidiaries, subject to certain specified exceptions;

•
enter into any collective bargaining agreement or other agreement with any labor organization, except as required by applicable legal requirements;

•
adopt or implement any stockholder rights plan, “poison pill” or similar arrangement;

•
adopt a plan or agreement of complete or partial liquidation or dissolution, merger, consolidation, restructuring, recapitalization or other reorganization of GPIC or any of its subsidiaries;

•
amend or modify the compensation terms or any other obligations of GPIC contained in the engagement letter with its financial advisor in a manner adverse to GPIC or any of its subsidiaries or to Angel, or engage other financial advisors in connection with the transactions contemplated by the merger agreement (unless GPIC’s board of directors determines in good faith (after consultation with its outside legal counsel) that the failure to take such action would be inconsistent with its fiduciary duties under applicable legal requirements);

•
incur, assume or otherwise become liable or responsible for any indebtedness (except for debt incurred in the ordinary course of business consistent with past practice to fund working capital requirements in an amount not to exceed $2,000,000 at any time), repay (other than in the ordinary course of business consistent with past practice), redeem or repurchase any indebtedness, or cancel any material debt or claim owed to GPIC or its subsidiaries;

•
enter into any contract or transaction between GPIC or any of its subsidiaries, on the one hand, and any affiliate of GPIC or any of its subsidiaries on the other hand (subject to certain specified exceptions); or

•
authorize, agree or commit to take any of the foregoing actions.

Go-Shop Period; No Solicitation of Acquisition Proposals; Changes in Board Recommendation
Go-Shop Period
During the period beginning on November 27, 2018 and continuing until 12:01 a.m., Eastern Time, on February 2, 2019 (such period being referred to in this proxy statement as the “go-shop period”), GPIC and its subsidiaries and their respective directors, officers and other representatives are permitted to:
•
initiate, solicit and encourage any inquiry or the making of any proposal or offer that constitutes an acquisition proposal (as defined on page 66);

•
furnish to any person any information which is reasonably requested by such person in connection with such person’s potentially making an acquisition proposal, provided that GPIC provide to Angel any information relating to GPIC or any of its subsidiaries that was not previously provided or made available to Angel prior to or concurrently with the time it is furnished to such person; and

•
participate or engage in discussions or negotiations with such person regarding an acquisition proposal.

In addition, the merger agreement provides that during the go-shop period, prior to participating or engaging in such discussions or negotiations with or furnishing such information to any person, GPIC is required to enter into an acceptable and customary confidentiality agreement with such person in connection with the potential acquisition proposal.
No Solicitation of Acquisition Proposals
Except as described below, following the expiration of the go-shop period and until the earlier of the effective time and the termination of the merger agreement in accordance with its terms, GPIC has agreed, on behalf of GPIC and its subsidiaries, not to, and to cause their directors and officers not to, and to direct and use its reasonable best efforts to cause their other representatives not to, directly or indirectly:
•
continue any solicitation, knowing encouragement, discussions or negotiations with any persons that may be ongoing with respect to an acquisition proposal;

•
solicit, initiate or knowingly facilitate or encourage (including by way of furnishing non-public information) any inquiries regarding, or the making of any proposal or offer that constitutes, or could reasonably be expected to lead to, an acquisition proposal;

•
engage in, continue or otherwise participate in any discussions or negotiations regarding, or furnish to any other person any non-public information in connection with, or for the purpose of soliciting or knowingly encouraging or facilitating, an acquisition proposal or any proposal or offer that could reasonably be expected to lead to an acquisition proposal;

•
approve, adopt, endorse or recommend or enter into any letter of intent, acquisition agreement, agreement in principle or similar agreement with respect to an acquisition proposal or any proposal or offer that could reasonably be expected to lead to an acquisition proposal;

•
exempt any person (other than Angel and its subsidiaries) from the restrictions on “business combinations” or any similar provision contained in applicable anti-takeover laws or GPIC’s organizational and other governing documents;

•
waive or release any person from, forebear in the enforcement of, or amend any standstill agreement or any standstill provisions of any other contract; or

•
resolve or agree to do any of the foregoing.

Notwithstanding the restrictions described above, GPIC is permitted to continue solicitation of, or discussion or negotiations with, any excluded party (as defined on page 67) from whom GPIC received a written acquisition proposal during the go-shop period unless such excluded party ceases to be an excluded party pursuant to the terms of the merger agreement. In addition, on the date the go-shop period expires, GPIC is required to notify Angel in writing of the identity of each such excluded party, if any, and provide copies of drafts of proposed agreements, term sheets or letters of intent related to such acquisition proposal.
Further, notwithstanding the foregoing non-solicitation restrictions, if GPIC or any of its subsidiaries or any of its or their respective representatives receives at any time on or after the expiration of the go-shop period and prior to obtaining the approval of the merger proposal by GPIC stockholders at the special meeting, an unsolicited bona fide written acquisition proposal that did not result from a material breach of the non-solicitation provisions of the merger agreement, GPIC and its representatives may contact the person or persons making such acquisition proposal solely to clarify the terms and conditions of such proposal so as to determine whether such proposal is, or is reasonably likely to result in, a superior offer (as defined on page 66). If the board of directors of GPIC determines in good faith, after consultation with its financial advisors and outside legal counsel, that such an acquisition proposal constitutes or would reasonably be expected to lead to a superior offer and that the failure to take any of the actions described immediately below would be inconsistent with its fiduciary duties to GPIC stockholders under applicable legal requirements, GPIC and its representatives may take the following actions:
•
furnish, pursuant to an acceptable and customary confidentiality agreement, information (including non-public information) with respect to GPIC and its subsidiaries to the person or groups of persons who have made such acquisition proposal (provided that, prior to or simultaneously with the provision of any such information to any such person or persons, GPIC provides any such information to Angel, to the extent access to such information was not previously provided to Angel or its representatives); and

•
engage or otherwise participate in discussions or negotiations with the person or group of persons making such acquisition proposal.

In the case of each of the actions described immediately above, at or prior to the first time GPIC furnishes such information or participates in any such discussions or negotiations, GPIC must provide written notice to Angel of the required determination in good faith of the board of directors of GPIC as described above.

From and after the expiration of the go-shop period, GPIC is required to (i) promptly (but in any event within 48 hours) notify Angel of, and provide to Angel a copy of, any written acquisition proposal (including any proposed term sheet, letter of intent, acquisition agreement, financing arrangement or other written materials with respect thereto and indicating the identity of such person or group of persons) and (ii) keep Angel reasonably informed of any material developments, discussions or negotiations regarding any acquisition proposal on a prompt basis.
Nothing in the merger agreement prohibits GPIC from taking and disclosing to GPIC’s stockholders a position contemplated by Rule 14e-2(a), Rule 14d-9 or Item 1012(a) of Regulation M-A promulgated under the Exchange Act, including any “stop, look and listen” communication pursuant to Rule 14d-9(f) promulgated under the Exchange Act, or from making any disclosure to GPIC’s stockholders that is required by applicable legal requirements, provided that the board of directors of GPIC may not effect a change in recommendation (as defined on page 67) except as described below.
If at any time on or after the expiration of the go-shop period and prior to obtaining the approval of the merger proposal by GPIC stockholders at the special meeting, GPIC or any of its subsidiaries or any of their representatives receives an unsolicited bona fide request for a waiver or release under any standstill or similar contract, then GPIC shall promptly (and in any event within 48 hours) notify Angel of such request. GPIC may waive provisions of such an arrangement in response to an unsolicited proposal that did not result from a breach of the merger agreement that could reasonably be expected to lead to a superior offer if the board of directors of GPIC determines in good faith after consultation with GPIC’s outside counsel that failure to do so would be inconsistent with its fiduciary duties to GPIC’s stockholders under applicable legal requirements.
For the purposes of the merger agreement, the term “acquisition proposal” is defined as, any proposal or offer from any person or group, relating to, in a single transaction or series of related transactions, any (i) acquisition or license of assets of GPIC equal to 20% or more of GPIC’s consolidated assets or to which 20% or more of GPIC’s revenues or earnings on a consolidated basis are attributable; (ii) issuance or acquisition of 20% or more of the outstanding GPIC’s outstanding common stock; (iii) recapitalization, tender offer or exchange offer that if consummated would result in any person or group beneficially owning 20% or more of GPIC’s outstanding common stock; or (iv) merger, consolidation, amalgamation, share exchange, business combination, recapitalization, liquidation, dissolution or similar transaction involving GPIC that if consummated would result in any person or group beneficially owning 20% or more of GPIC’s outstanding common stock, in each case other than the transactions contemplated by the merger agreement.
For the purposes of the merger agreement, the term “superior offer” is defined as, a bona fide written acquisition proposal (except that references to “20%” in the definition of acquisition proposal above shall be deemed to be “80%”), made after the date of the merger agreement that the board of directors of GPIC determines, in its good faith judgment, after consultation with outside legal counsel and its financial advisors, is reasonably likely to be consummated in accordance with its terms, taking into account all legal, regulatory and financing aspects (including certainty of closing, termination fees, any expense reimbursement provisions and whether such acquisition proposal is fully financed) of the proposal and the person making the proposal and other aspects of the acquisition proposal that the board of directors of GPIC deems relevant, and if consummated, would result in a transaction more favorable to GPIC’s stockholders (solely in their capacity as such) than the transactions contemplated by the merger agreement and taking into account all legal, regulatory and financing aspects (including certainty of closing, termination fees, any expense reimbursement provisions and whether such acquisition proposal is fully financed (including after giving effect to any revisions to the terms of the merger agreement proposed by Angel or any other proposal of Angel so that such acquisition proposal would cease to constitute a superior offer)); provided, that a superior offer must include a cash price per share of at least $15.13 and provide that the person making such superior offer will pay directly to Angel, on behalf of GPIC, the company termination fee or the company intentional breach termination fee (as described in the section entitled “Terms of the Merger Agreement — Termination Fees; Effect of Termination” beginning on page 77 of this proxy statement);

For the purposes of the merger agreement, the term “excluded party” is defined as, any person from whom GPIC or any of its representatives has received a written acquisition proposal during the go-shop period, which written acquisition proposal the board of directors of GPIC has determined in good faith during the go-shop period (after consultation with its outside counsel and its financial advisor) is or would reasonably be expected to lead to a superior offer (subject to certain specified circumstances under which such a person will cease to be an excluded party).
Changes in Board Recommendation
As described above, and subject to the provisions described below, the board of directors of GPIC has determined to recommend that the stockholders of GPIC approve the merger agreement. The board of directors of GPIC has also agreed to include such board recommendation in this proxy statement.
Except as described below, prior to the effective time of the merger or the termination of the merger agreement pursuant to its terms, neither the board of directors of GPIC nor any committee thereof may (i) withdraw or withhold (or modify or qualify in a manner adverse to Angel or Merger Sub) or publicly propose an intention to do any of the foregoing with respect to the GPIC board of directors’ recommendation to GPIC stockholders that they vote to approve the merger agreement, or (ii) adopt, approve, recommend or declare advisable any acquisition proposal or publicly propose to adopt, approve, recommend or declare advisable any acquisition proposal, each of which we refer to in this proxy statement as a “change in recommendation.”
Notwithstanding the restrictions described in the immediately preceding paragraph, the merger agreement provides that, prior to obtaining the approval of GPIC’s stockholders of the proposal to approve the merger agreement and subject to compliance with the other provisions summarized under this section “Terms of the Merger Agreement — Changes in Board Recommendation,” GPIC board of directors may make a change in recommendation in response to a superior offer or (provided that GPIC, its subsidiaries and its representatives are not in material breach of the non-solicitation provisions with respect to such acquisition proposal) terminate the merger agreement in order to enter into a definitive agreement with respect to such superior offer. However, such actions may only be taken if:
(i)
the board of directors of GPIC determines in good faith (after consultation with its financial advisors and outside legal counsel) that the applicable bona fide acquisition proposal constitutes a superior offer;

(ii)
GPIC has given Angel prior written notice of its intention to consider making a change in recommendation or terminating the merger agreement at least five business days prior to making any such change in recommendation or termination (such notice is referred to in this proxy statement as a “determination notice”) and, if desired by Angel, during such five business day period has negotiated in good faith with respect to any revisions to the terms of the merger agreement or another proposal to the extent proposed by Angel so that such acquisition proposal would cease to constitute a superior offer; and

(iii)
GPIC has provided Angel information with respect to such acquisition proposal in accordance with the merger agreement, and after giving effect to the proposals made by Angel during such period, if any, after consultation with financial advisors and outside legal counsel, the board of directors of GPIC has determined, in good faith, that such acquisition proposal is a superior offer and that the failure to make the change in recommendation or terminate the merger agreement would be inconsistent with its fiduciary duties to GPIC’s stockholders under applicable legal requirements.

The foregoing clauses (i) through (iii) also apply to any change to any of the financial terms (including the form, amount and timing of payment of consideration) or other material amendment to any acquisition proposal and require a new determination notice, except that the references to five business days shall be deemed to be the later to occur of two business days after GPIC delivers such new determination notice to Angel and the end of the original five business day period described above.

The merger agreement further provides that in the event the board of directors of GPIC makes a change in recommendation in respect of a superior offer, GPIC may only enter a definitive agreement with respect to such superior offer if the merger agreement is terminated by GPIC in accordance with its terms.
Additionally, prior to obtaining the approval of GPIC’s stockholders of the proposal to approve the merger agreement, the board of directors of GPIC may, subject to compliance with the other provisions summarized under this section “Terms of the Merger Agreement — Changes in Board Recommendation,” effect a change in recommendation in response to an intervening event (as defined below). However, such action may only be taken if:
(i)
the action is made in response to an event, occurrence, fact or change that materially affects the business, assets or operations of GPIC (other than any event, occurrence, fact or change resulting from a breach of the merger agreement by GPIC) occurring or arising after the date of the merger agreement that was not known (or if known, the magnitude or consequences of which could not reasonably have been known) or reasonably foreseeable to the board of directors of GPIC as of the date of the merger agreement and becomes known to the board of directors of GPIC prior to effective time of the merger (any such event, occurrence, fact or change is referred to in this proxy statement as an “intervening event”); provided that an intervening event does not include (A) changes in GPIC’s stock price, in and of itself, (B) any acquisition proposal or (C) the fact that, in and of itself, GPIC exceeds any internal or published projections, estimates or expectations of revenue, earnings or other financial performance or results of operations for any period;

(ii)
the board of directors of GPIC determines in good faith (after consultation with its outside legal counsel) that the failure to take such action would be inconsistent with its fiduciary duties to GPIC’s stockholders under applicable legal requirements;

(iii)
GPIC has given Angel a determination notice at least five business days prior to making any such change in recommendation and, if desired by Angel, during such five business day period has negotiated in good faith with respect to any revisions to the terms of the merger agreement or another proposal to the extent proposed by Angel so that a change in recommendation would no longer be necessary; and

(iv)
GPIC (A) has specified in reasonable detail the facts and circumstances that render a change in recommendation necessary and (B) after giving effect to the proposals made by Angel during such period, if any, after consultation with outside legal counsel, the board of directors of GPIC has determined, in good faith, that the failure to make the change in recommendation would be inconsistent with the fiduciary duties of the board of directors of GPIC to GPIC’s stockholders under applicable legal requirements.

The foregoing clauses (ii) through (iv) also apply to any material change to the facts and circumstances specified by GPIC pursuant to clause (iv)(A) above and require a new determination notice, except that the references to five business days shall be deemed to be the later to occur of two business days after GPIC delivers such new determination notice to Angel and the end of the original five business day period described above.
If the merger agreement is terminated by GPIC under the circumstances described above or Angel exercises its right, if available, to terminate the merger agreement upon a change in recommendation, then GPIC must pay Angel the company termination fee of  $4 million immediately before, or substantially contemporaneously with, such termination (as more fully described in the section entitled “Terms of the Merger Agreement — Termination Fees; Effect of Termination” beginning on page 77 of this proxy statement).
Required GPIC Stockholder Vote
As promptly as reasonably practicable following the date on which the SEC staff confirms it has no further comment to this proxy statement (or the expiration of the review period therefor if there is or has been no review by the SEC), GPIC is obligated to take all action necessary to duly call, give notice of, convene and hold a special meeting of its stockholders to be held as soon as practicable thereafter for the purpose of voting upon the approval of the merger agreement and, unless the merger agreement is terminated in accordance with its terms, use its reasonable best efforts to solicit from GPIC stockholders proxies in favor of the approval of the merger agreement and the transactions contemplated by the merger agreement. As described above, subject to GPIC’s right to effect a change in recommendation and/or terminate the merger agreement, GPIC is obligated to include in this proxy statement the recommendation of the GPIC board of directors that GPIC’s stockholders vote in favor of the proposal to approve the merger agreement.
Consents, Approvals and Filings
Antitrust Laws
Each of GPIC, Angel and Merger Sub has agreed to use its commercially reasonable efforts to (i) take actions to avoid, eliminate and resolve any and all impediments under any U.S. or foreign antitrust laws that may be asserted by any governmental body with respect to the transactions contemplated by the merger agreement and (ii) obtain all consents, approvals, and waivers under any such antitrust laws that may be required by any governmental body to enable the parties to close the transactions contemplated by the merger agreement as promptly as practicable.
Notwithstanding the foregoing antitrust obligations, in no event will any such party or any of its respective subsidiaries or affiliates be required to do any of the following in connection with satisfying such obligations:
•
propose, negotiate, commit to and/or effect, by consent decree, hold separate order, or otherwise, the sale, divestiture, transfer, license, disposition or hold separate (through the establishment of a trust or otherwise) of any of its assets, properties, equity holdings or businesses or of the assets, properties, or businesses to be acquired pursuant to the merger agreement;

•
undertake any structural, conduct or behavioral remedial undertaking related to Angel, its subsidiaries, its affiliates and GPIC or any of its subsidiaries;

•
terminate, modify or assign existing relationships, contracts, or obligations of Angel or its subsidiaries or affiliates or those relating to any assets, properties, or businesses to be acquired pursuant to the merger agreement;

•
change or modify any course of conduct regarding future operations of Angel or its subsidiaries or affiliates or the assets, properties or businesses to be acquired pursuant to the merger agreement;

•
otherwise take or commit to take any other action that would limit Angel or its affiliates’ freedom of action with respect to, or their ability to retain, one or more of their respective operations, divisions, businesses, product lines, customers, assets or rights or interests, or their freedom of action with respect to the assets, properties, or businesses to be acquired pursuant to the merger agreement; or

•
contest or defend any claim or legal proceeding brought by or before a governmental body challenging the transactions contemplated by the merger agreement as violative of any antitrust law.

In addition, GPIC may not without the advance written consent of Angel discuss or negotiate with, or propose or commit to, any governmental body or effect any of the actions described in the first five items listed immediately above.
Each of GPIC, Angel and Merger Sub will (and will cause their respective affiliates, if applicable, to): (i) cooperate with the other party to promptly make an appropriate filing of all notification and report forms as required by the HSR Act or other applicable antitrust laws with respect to the transactions contemplated by the merger agreement and (ii) cooperate with each other in determining whether, and promptly preparing and making, any other filings, notifications or other consents required to be made with, or obtained from, any other governmental bodies in connection with the transactions contemplated by the merger agreement.

GPIC, Angel and Merger Sub have also agreed, until the effective time of the merger or the termination of the merger agreement pursuant to its terms, to: (i) promptly notify the other parties of the making or commencement of any request, inquiry, investigation, action or legal proceeding brought by a governmental body or brought by a third party before any governmental body, in each case, with respect to the transactions contemplated by the merger agreement under antitrust laws; (ii) keep the other parties reasonably informed as to the status of any such request, inquiry, investigation, action or legal proceeding; (iii) promptly inform, and to the extent practicable provide advance notice of and the opportunity to review and discuss in advance, and consider in good faith the view of the other in connection with, any written or oral communication to or from the U.S. Federal Trade Commission, the U.S. Department of Justice or any other governmental body in connection with any such request, inquiry, investigation, action or legal proceeding; (iv) promptly furnish to the other party upon request, subject to an appropriate confidentiality agreement to limit disclosure to counsel and outside consultants, with copies of documents provided to or received from any governmental body in connection with any such request, inquiry, investigation, action or legal proceeding (with certain limited exceptions); (v) subject to an appropriate confidentiality agreement to limit disclosure to counsel and outside consultants, if legally required, consult and cooperate with the other parties and consider in good faith the views of the other parties in connection with any analysis, appearance, presentation, memorandum, brief, argument, opinion or proposal made or submitted in connection with any such request, inquiry, investigation, action or legal proceeding; and (vi) except as may be prohibited by any governmental body or by any legal requirement, in connection with any such request, inquiry, investigation, action or legal proceeding in respect of the transaction contemplated by the merger agreement, provide advance notice of and permit authorized representatives of the other parties to be present at each meeting or conference or participate in any telephonic meeting relating to such request, inquiry, investigation, action or legal proceeding and to have access to and be consulted in connection with any argument, opinion or proposal made or submitted to any governmental body in connection with such request, inquiry, investigation, action or legal proceeding.
Notwithstanding the foregoing, Angel has the obligation and the right, on behalf of the parties, to direct, after consultation with and with the cooperation of GPIC all aspects of the parties’ efforts to obtain the required approvals under the applicable antitrust laws, including having principal responsibility for devising, implementing and making the final determination as to the appropriate strategy relating to any matters relating to the applicable antitrust laws, including with respect to any litigation, filings, notifications, submissions and communications with or to any governmental body, and shall have the right in its sole discretion to determine the nature and timing of any divestitures or other structural, conduct, or behavioral remedial action to be undertaken for the purpose of securing any required approval under the antitrust laws. Any such divestitures or other remedial action would be conditioned upon and only be effective after the closing of merger and Angel is under no obligation to agree to any such divestitures or other remedial action.
Gaming Laws
Each of GPIC, Angel and Merger Sub has agreed to use its commercially reasonable efforts to take promptly any and all steps necessary to avoid or eliminate each and very impediment, or apply for each and every approval, under gaming laws that may be asserted or required, as applicable, by any gaming authority so as to enable the parties to close the transactions contemplated by the merger agreement as promptly as practicable, but in no case later than the end date (as defined on page 75), including providing as promptly as reasonably practicable all information required by any gaming authority pursuant to its evaluation of the transactions contemplated by the merger agreement under any gaming law.
Angel and its affiliates are required to use their commercially reasonable efforts, with the cooperation of GPIC as may be reasonably necessary, to obtain from any gaming authority all consents, approvals, authorizations or orders required to be obtained under the gaming laws or to avoid the entry or enactment of any injunction or other order or decree relating to any gaming law that would delay, restrain, prevent, enjoin or otherwise prohibit consummation of the transactions contemplated by the merger agreement.
Each of GPIC, Angel and Merger Sub will (and will cause their respective affiliates, if applicable, to): (i) promptly, after confirming necessary procedures with the relevant governmental bodies, file all notifications required under any gaming laws with respect to the transactions contemplated by the merger agreement (including all required initial applications and documents in respect of officers and directors and affiliates in connection with obtaining the approvals from the applicable gaming authorities and, where appropriate, indications of further information to come by supplementary filing) and (ii) cooperate with each other in determining whether, and promptly preparing and making, any other filings, notifications or other consents required to be made with, or obtained from, any other governmental bodies in connection with the transactions contemplated by the merger agreement.
Angel has also agreed, until the effective time of the merger or the termination of the merger agreement pursuant to its terms, to keep GPIC reasonably informed as to the status of any request, inquiry, investigation, action or legal proceeding brought by a governmental body or brought by a third party before any governmental body, in each case, with respect to the transactions contemplated by the merger agreement under any gaming laws and to the extent material. Angel will direct all aspects of its efforts to obtain the approvals from the applicable gaming authorities, including having principal responsibility for devising, implementing and making the final determination as to the appropriate strategy relating to any matters relating to gaming laws, including with respect to any litigation, filings, notifications, submissions and communications with or to any governmental body.
Directors’ and Officers’ Indemnification and Insurance
The merger agreement provides for indemnification, advancement of expenses, exculpation from liabilities and insurance rights in favor of the current and former directors and officers of GPIC and its subsidiaries, and any director or officer of GPIC and its subsidiaries who commences serving in such capacity following the date of the merger agreement and prior to the effective time of the merger, whom we refer to in this proxy statement as “indemnified persons,” with respect to acts or omissions occurring at or prior to the effective time of the merger. Specifically, Angel has agreed that all rights to indemnification, exculpation and advancement of expenses in favor of indemnitees as provided in governing or organizational documents, indemnification agreements or other similar agreements of GPIC or its subsidiaries in each case as in effect on the date of the merger agreement and disclosed in certain confidential disclosures that GPIC delivered to Angel concurrently with the execution of the merger agreement will continue in full force and effect in accordance with their respective terms for a period of six years from and after the effective time of the merger, which period we refer to in this proxy statement as the “indemnity period.”
In addition, Angel has agreed that during the indemnity period Angel will cause the surviving corporation to indemnify and hold harmless each indemnified person, against all claims, losses, liabilities, damages, judgments, inquiries, fines and reasonable fees, costs and expenses, including attorneys’ fees and disbursements, incurred in connection with any claim, action, suit or legal proceeding, whether civil, criminal, administrative or investigative, arising out of actions or omissions that occurred at or prior to the effective time of the merger in such indemnified person’s capacity as a director or officer of GPIC (including in connection with the transactions contemplated by the merger agreement).
For the indemnity period, GPIC has agreed to purchase, prior to the closing date of the merger, a “tail” directors’ and officers’ liability insurance policy and fiduciary liability insurance policy for the surviving corporation and its subsidiaries (and their current and former directors and officers who are currently covered by GPIC’s and its subsidiaries’ existing policies) to provide coverage in an amount not less than the existing coverage and to have other terms not less favorable to the insured persons than the insurance coverage currently maintained by GPIC and its subsidiaries with respect to claims arising from facts or events that occurred at or before the effective time of the merger, provided that the cost of such “tail” policy shall not exceed 300% of the aggregate annual premium most recently paid by GPIC and its subsidiaries prior to the date of the merger agreement for such insurance.
Employee Benefits Matters
Under the merger agreement, Angel has agreed that for six months following the effective time of the merger (or for as long as the employee is employed, if shorter), each continuing employee of GPIC or its subsidiaries will be provided with: (i) a base salary or wage rate and target cash incentive compensation opportunity that, is no less favorable, in the aggregate, than the base salary or wage rate and target cash incentive compensation opportunity (other than any equity incentive, severance, change in control, retention bonus or similar compensation or payments) in effect for such continuing employee immediately prior to the effective time of the merger and (ii) health, welfare and retirement benefits that are substantially similar, in the aggregate, to the health, welfare and retirement benefits (other than any severance, defined benefit pension plans or post-employment or retiree welfare benefits) provided to such continuing employee immediately prior to the effective time of the merger.
For purposes of eligibility to participate, vesting and level of benefits, but not for purposes of defined benefit pension accrual or post-employment retiree medical benefits, with respect to the benefit plans maintained by Angel or any of its subsidiaries providing benefits to any continuing employee, each continuing employee’s years of service with GPIC or any of its subsidiaries will be treated as service with Angel or its subsidiaries, subject to certain specified exceptions.
Angel has also agreed to provide severance benefits to each continuing employee who is terminated during the period commencing on the closing date of the merger and ending six months thereafter that are substantially similar to the severance benefits provided pursuant to the applicable severance employee plan of GPIC for the benefit of such continuing employee, as in effect on the date of the merger agreement and disclosed in certain confidential disclosures that GPIC delivered to Angel concurrently with the execution of the merger agreement.
For purposes of each employee plan of Angel that provides health benefits, Angel is required to use commercially reasonable efforts to (i) cause all pre-existing condition exclusions and actively-at-work requirements of such plans to be waived for each continuing employee of GPIC or its subsidiaries and their covered dependents, to the extent such conditions were inapplicable or waived under the comparable employee plans of the GPIC or its subsidiaries, as applicable, in which such continuing employee participated immediately prior to the closing date of the merger and (ii) give credit for co-payments, coinsurance, maximum out-of-pocket requirements and deductibles to the extent satisfied in the plan year in which the effective time of the merger occurs (or the year in which continuing employees and their dependents commence participation in the employee plans of Angel providing health benefits, if later) as if there had been a single continuous employer, except as otherwise required by an insurance policy providing such health benefits.
The merger agreement also provides that prior to the effective time, the board of directors of GPIC (or applicable committee thereof) will take all necessary actions (including adopting appropriate resolutions) to (i) provide for the treatment of GPIC equity awards as described above in the section entitled “Terms of the Merger Agreement — Treatment of Stock Options and Stock Appreciation Rights,” (ii) terminate at the effective time of the merger GPIC’s 1994 Directors’ Stock Option Plan and all equity awards and (iii) ensure, from and after the effective time of the merger, that no current or former director, officer, employee, independent contractor or consultant of GPIC or its subsidiaries or any other participant in the GPIC’s 1994 Directors’ Stock Option Plan or otherwise will have any GPIC equity awards or other rights to purchase or receive shares of GPIC common stock or any other equity securities in GPIC.
The merger agreement further provides that, if requested by Angel at least five days prior to the closing date of the merger, GPIC is required to terminate (by resolution of the board of directors of GPIC) all GPIC 401(k) plans, with such termination to be effective no later than the day immediately preceding the closing date of the merger and to take such other actions in connection with such termination as may be reasonably requested by Angel.
Stockholder Litigation
Subject to entry into a customary joint defense agreement, GPIC has agreed to give Angel (i) the opportunity to participate (at Angel’s sole expense) in the defense of litigation against GPIC, one of its subsidiaries, or its or one of its subsidiaries’ officers or directors relating to the transactions contemplated by the merger agreement, (ii) the right to review and comment on all material filings or responses to be made by GPIC in connection with any such litigation (and GPIC will give reasonable consideration to Angel’s comments and other advice with respect to such litigation) and (iii) the right to consult on any settlement with respect to such litigation, and no such settlement will be agreed to without Angel’s prior written consent (such consent not to be unreasonably withheld, conditioned or delayed). GPIC has agreed to promptly notify Angel of any such litigation and to keep Angel reasonably and promptly informed regarding any such litigation.

Stock Exchange Delisting and Deregistration
GPIC has agreed, prior to the closing date of the merger, to cooperate with Angel and to use its reasonable best efforts to take, or cause to be taken, all actions, and do or cause to be done all things, reasonably necessary, proper or advisable under applicable laws and rules and policies of NASDAQ to enable delisting by GPIC of GPIC common stock from NASDAQ and the deregistration of GPIC common stock under the Exchange Act as promptly as practicable after the effective time of the merger. GPIC may not cause or permit GPIC common stock to be delisted or reregistered prior to the effective time of the merger.
Letter of Credit and Limited Guaranty
GPIC has agreed to, for the benefit of Angel and in the event that the company termination fee or the company intentional breach termination fee, as the case may be, becomes payable hereunder (in each case, as described in the section entitled “Terms of the Merger Agreement — Termination Fees; Effect of Termination” beginning on page 77 of this proxy statement) deliver to Angel, as promptly as reasonably practicable but in no event later 30 days following the date of the merger agreement, an irrevocable letter of credit duly executed by a financial institution reasonably acceptable to Angel in the aggregate amount of $4 million (such letter of credit being referred to in this proxy statement as the “letter of credit”). GPIC must cause the letter of credit to remain in full force and effect until it has been returned to GPIC as described below. Angel may not draw any amount of the letter of credit prior to the termination of the merger agreement under circumstances under which Angel is entitled to receive the company termination fee or the company intentional breach termination fee, as the case may be, as described in the section entitled “Terms of the Merger Agreement — Termination Fees; Effect of Termination” beginning on page 77 of this proxy statement. If the merger agreement is terminated (i) under circumstances under which Angel is entitled to receive the company termination fee or the company intentional breach termination fee, as the case may be, then Angel will be entitled to draw the full amount of the letter of credit and apply such amount towards the payment of such termination fees or (ii) otherwise than under circumstances under which Angel is entitled to receive the company termination fee or the company intentional breach termination fee, as the case may be, Angel shall return the letter of credit to GPIC.
Angel has agreed to cause its subsidiary to deliver, concurrently with the delivery of the letter of credit by GPIC, a limited guaranty, which we refer to in this proxy statement as the “limited guaranty,” in favor of GPIC to guarantee the due and punctual payment of up to $4 million of the parent termination fee or the parent intentional breach termination fee, as the case may be, as described in the section entitled “Terms of the Merger Agreement — Termination Fees; Effect of Termination” beginning on page 77 of this proxy statement.
Other Covenants and Agreements
The merger agreement contains certain other covenants and agreements, including covenants relating to:
•
the agreement of GPIC and Angel to promptly notify the other of   (i) any notice or communication received from any governmental body in connection with the transactions contemplated by the merger agreement or from any person alleging that the consent of such person may be required in connection with the transactions contemplated by the merger agreement; (ii) any legal proceeding relating to the transactions contemplated by the merger agreement; or (iii) any state of facts, condition, development, occurrence, circumstance, change, effect or event that has had or would reasonably be expected to have a material adverse effect on the ability of the parties to consummate the transactions contemplated by the merger agreement or would reasonably be expected to make the satisfaction of any of the conditions to the closing of the merger impossible or unlikely;

•
the agreement of GPIC to, if requested by Angel, request and use commercially reasonable efforts to obtain a real property estoppel certificate from each landlord of the real property leased by GPIC or its subsidiaries;

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cooperation between Angel and GPIC in the preparation and filing of this proxy statement;

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the agreement of each of GPIC and Angel to use commercially reasonable efforts to take, or cause to be taken, all actions necessary to consummate the merger and to make effective the other transactions contemplated by the merger agreement;

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consultation between GPIC and Angel prior to public announcements or communications with employees relating to the merger or related transactions (subject to certain specified exceptions);

•
agreement of Angel and GPIC and the members of their respective board of directors to use their respective reasonable best efforts, if any anti-takeover law or regulation becomes applicable to the transactions contemplated by the merger, to grant such approvals and take such actions as are necessary so that the transactions contemplated by the merger agreement may be consummated as promptly as practicable and otherwise act to lawfully eliminate the effect of any such anti-takeover law on any of the transactions contemplated by the merger agreement;

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agreement of GPIC and Angel to exempt the disposition of equity securities by GPIC’s officers and directors under Section 16 of the Exchange Act;

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agreement of GPIC to deliver a customary payoff letter in respect of its outstanding debt with Nevada State Bank and the corresponding lien release documentation; and

•
confidentiality obligations of Angel and GPIC pursuant to customary terms set forth in the merger agreement.

Conditions to Completion of the Merger
Conditions to the Parties’ Obligations
The obligations of Angel, Merger Sub and GPIC to effect the merger shall be subject to the satisfaction or mutual waiver (to the extent permitted by applicable legal requirements) by GPIC and Angel at or prior to the effective time of the merger of the following conditions:
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the approval of the merger agreement by GPIC stockholders;

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if required, the expiration or termination of the applicable waiting period (or any extension thereof) under the HSR Act and the receipt of any and all required approvals (or waiting periods expired or terminated) under any other applicable antitrust law (such condition is referred to in this proxy statement as the “antitrust condition”);

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the absence of any temporary restraining order, preliminary or permanent injunction or other order preventing the consummation of the merger issued by any governmental body of competent jurisdiction and remaining in effect;

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that absence of any legal requirement having been promulgated, enacted, issued or deemed applicable to the merger by any governmental body which prohibits or makes illegal the consummation of the merger; and

•
the absence of any action or investigation pending before any governmental body (other than any gaming authority), or threatened by a governmental body (other than any gaming authority), in connection with the merger agreement, the merger or any other transactions contemplated by the merger agreement, which could reasonably be expected to prohibit or prevent, or otherwise materially deprive GPIC or Angel of the benefits of, the consummation of the transactions contemplated by the merger agreement.

Conditions to Angel’s Obligations
The respective obligations of Angel and Merger Sub to consummate the merger are subject to the satisfaction or waiver by Angel at or prior to the effective time of the merger of the following further conditions:
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the representations and warranties of GPIC set forth in the merger agreement with respect to (i) the ownership of the subsidiaries of GPIC, (ii) the capitalization of GPIC and its subsidiaries, (iii) GPIC’s authority relative to the merger agreement, (iv) the applicability of anti-takeover laws,

(v) brokers’ fees and (vi) the required stockholder vote to approve the merger agreement being true and correct in all respects as of the date of the merger agreement and the effective time of the merger (except to the extent expressly made as of an earlier date, in which case as of such date);
•
the other representations and warranties of GPIC set forth in the merger agreement being true and correct as of the date of the merger agreement and the effective time of the merger (except to the extent expressly made as of an earlier date, in which case as of such date) (in each case without giving effect to any material adverse effect or materiality qualifications or limitations contained therein), except for failures of such representations and warranties to be true and correct to the extent that such failures would not reasonably be expected to have, individually or in the aggregate, a material adverse effect on GPIC;

•
GPIC having performed or complied in all material respects with all agreements and covenants required by the merger agreement to be performed or complied with by it on or prior to the effective time of the merger;

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since the date of the merger agreement, there has not occurred any state of facts, condition, development, occurrence, circumstance, change, effect or event that, individually or in the aggregate, has had or would reasonably likely to have a material adverse effect on GPIC;

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Angel having received a certificate signed by an executive officer of GPIC certifying to the effect that conditions to the obligations of Angel and Merger Sub set forth in the immediately preceding items have been satisfied;

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all of the required gaming approvals specified in certain confidential disclosures that GPIC delivered to Angel concurrently with the execution of the merger agreement shall have been obtained and be in full force and effect (such condition is referred to in this proxy statement as the “gaming approvals condition”);

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GPIC has repaid in full all its indebtedness with Nevada State Bank in accordance with the payoff letter delivered to Angel as described above, which must be in full force and effect; and

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all the consents specified in certain confidential disclosures that GPIC delivered to Angel concurrently with the execution of the merger agreement shall have been obtained and be in full force and effect.

Conditions to GPIC’s Obligations
GPIC’s obligations to consummate the merger are subject to the satisfaction or waiver by GPIC at or prior to the effective time of the merger of the following further conditions:
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each of the representations and warranties of Angel and Merger Sub contained in the merger agreement being true and correct in all material respects as of the date of the merger agreement and the effective time of the merger (except to the extent expressly made as of an earlier date, in which case as of such date);

•
Angel and Merger Sub having performed or complied in all material respects with all agreements and covenants required by the merger agreement to be performed or complied with by them on or prior to the effective time of the merger; and

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GPIC having received a certificate signed by an executive officer of Angel certifying to the effect that the foregoing conditions to the obligations of GPIC have been satisfied.

Termination of the Merger Agreement
The merger agreement may be terminated at any time prior to the effective time of the merger by mutual written consent of each of Angel and GPIC. In addition, either Angel or GPIC may terminate the merger agreement prior to the effective time of the merger, if:
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the merger has not been completed on or prior to midnight, Eastern time on December 31, 2019, which we refer to in this proxy statement as the “end date”; provided, that (i) this termination right will not be available to any party whose material breach of the merger agreement has caused or resulted in the merger not being consummated by such date, (ii) in the event the gaming approvals condition has not been satisfied on or before the end date because of the failure to obtain the applicable gaming approvals in Nevada, then, upon notice by Angel, the end date will be extended for a period of 90 days and (iii) in the event the gaming approvals condition has not been satisfied on or before the end date because of the failure to obtain any gaming approvals with respect thereto, then GPIC is required to reasonably cooperate with Angel to minimize any disruption to the business of GPIC and its subsidiaries following the closing date of the merger in the event Angel elects to waive the gaming approval condition in part with respect to any specific gaming approval (such termination is referred to in this proxy statement as an “end date termination”);
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if a governmental body (including any gaming authority) of competent jurisdiction has issued an order, decree or ruling, or taken any other action, having the effect of permanently restraining, enjoining or otherwise prohibiting the merger or making the consummation of the merger illegal, which order, decree, ruling or other action is final and nonappealable; provided that this termination right will not be available to any party whose material breach of the merger agreement has caused or resulted in the issuance of such final and nonappealable order, injunction, decree, ruling or other action; or

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GPIC stockholder approval of the merger agreement is not obtained at the stockholders’ meeting duly convened therefor or at any adjournment or postponement thereof.

The merger agreement may also be terminated by GPIC at any time prior to the effective time if:
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either (i) in order to accept a superior offer, and substantially concurrently enter into a binding written definitive acquisition agreement providing for the consummation of such superior offer or (ii) the board of directors of GPIC makes a change in recommendation in response to an intervening event in accordance with the terms of the merger agreement as summarized above in the section entitled “Terms of the Merger Agreement — Changes in Board Recommendation” beginning on page 64 of this proxy statement; provided that, in each case, GPIC has paid the company termination fee of  $4 million (as described under the section entitled “Terms of the Merger Agreement — Termination Fees; Effect of Termination” beginning on page 77 of this proxy statement) before or substantially contemporaneously with and as a condition to such termination (such termination is referred to in this proxy statement as a “GPIC recommendation termination”); and

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so long as GPIC is not in material breach of any representation, warranty, covenant or obligation under the merger agreement, Angel or Merger Sub has breached any of their respective representations or warranties or has failed to perform any of their respective covenants or obligations, if such breach or failure would reasonably be expected to prevent Angel or Merger Sub from consummating the transactions contemplated by the merger agreement and such breach or failure could not be cured by Angel or Merger Sub, as applicable, by the end date, or if capable of being cured, is not cured within 30 days after receiving written notice from GPIC of such breach or failure to perform (such termination is referred to in this proxy statement as an “Angel breach termination”).

The merger agreement may also be terminated by Angel at any time prior to the effective time if:
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the board of directors of GPIC has effected a change in recommendation (such termination is referred to in this proxy statement as a “Angel recommendation termination”);

•
so long as neither Angel nor Merger Sub is in material breach of any representation, warranty, covenant or obligation under the merger agreement, GPIC has breached any of its representations or warranties or has failed to perform any of its covenants or obligations pursuant to the merger agreement, such that any condition described in the sections entitled “Terms of the Merger Agreement — Conditions to the Parties’ Obligations” beginning on page 74 of this proxy statement and “Terms of the Merger Agreement — Conditions to Angel’s Obligations” beginning on page 74 of this proxy statement would not be satisfied and could not be cured by GPIC by the end date, or if capable of being cured, is not cured within 30 days of receiving written notice from Angel of such breach or failure to perform (such termination is referred to in this proxy statement as a “GPIC breach termination”); or
•
in the event of a material breach of the non-solicitation provisions of the merger agreement (as described in the section entitled “Terms of the Merger Agreement — No Solicitation of Acquisition Proposals” beginning on page 64 of this proxy statement) or the board recommendation provisions of the merger agreement (as described in the section entitled “Terms of the Merger Agreement — Changes in Board Recommendation” beginning on page 64 of this proxy statement) that results in either an acquisition proposal or materially hinders, materially delays or prevents the consummation of the transactions contemplated by the merger agreement (such termination is referred to in this proxy statement as an “acquisition proposal termination”).

Termination Fees; Effect of Termination
Company Termination Fee
Under the merger agreement, GPIC will be required to pay Angel a termination fee equal to $4 million (or approximately 3.6% of the equity value of the transaction), which we refer to as the “company termination fee” in this proxy statement, if:
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a GPIC recommendation termination occurs;

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an Angel recommendation termination occurs;

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(i) an end date termination occurs and at the time of such termination the antitrust condition and the gaming approval condition were satisfied, (ii) any person has publicly disclosed a bona fide acquisition proposal or such acquisition proposal has otherwise been communicated to the board of directors of GPIC or GPIC’s stockholders and has become publicly known, after the date hereof and prior to such termination and (iii) within 12 months of such termination, GPIC consummates an acquisition proposal or enters into a definitive agreement with respect to an acquisition proposal which is subsequently consummated, whether during or after such 12 month period; provided that for purposes of determining if the company termination fee is payable in such circumstances, the term “acquisition proposal” as used in clause (iii) above shall have the meaning described on page 66 above, except that all references to “20%” will be deemed to be references to “50%; or

•
a GPIC breach termination occurs and such termination resulted, directly or indirectly, from the breach (other than an intentional breach (as defined on page 77)) of any agreement or covenant contained in the merger agreement.

Under the merger agreement, GPIC will be required to pay Angel a termination fee equal to $15 million (or approximately 13.3% of the equity value of the transaction), which we refer to as the “company intentional breach termination fee” in this proxy statement, if:
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a GPIC breach termination occurs and such termination resulted, directly or indirectly, from the intentional breach of any agreement or covenant contained in the merger agreement; or

•
an acquisition proposal termination occurs.

For purposes of the merger agreement, “intentional breach” means, with respect to any agreement or covenant of GPIC, Angel or Merger Sub contained in the merger agreement, an action or omission taken or omitted to be taken by such party in material breach of such agreement or covenant that the breaching party intentionally takes (or fails to take) and with the actual knowledge that such action or omission would, or would reasonably be expected to, cause such material breach of such agreement or covenant.
In the event of any termination that leads to GPIC paying Angel the company termination fee or the company intentional breach termination fee, as the case may be: (i) such payment will be deemed to be liquidated damages for any and all losses or damages suffered or incurred by Angel, Merger Sub, any of their respective affiliates or any other person in connection with the merger agreement (and the termination thereof), the transactions contemplated by the merger agreement (and the abandonment thereof) or any matter forming the basis for such termination; (ii) payment from GPIC to Angel of the company termination fee or the company intentional breach termination fee, as the case may be, shall be the sole and exclusive remedy of Angel, Merger Sub or any of their respective affiliates against GPIC or its subsidiaries and any of their respective former, current or future officers, directors, partners, stockholders, managers, members or affiliates for any loss suffered as a result of the failure of the merger to be consummated or for a breach or failure to perform hereunder or otherwise; and (iii) upon payment of the company termination fee or the company intentional breach termination fee, as the case may be, none of such persons described in clause (ii) above will have any further liability or obligation relating to or arising out of the merger agreement or the transactions contemplated by the merger agreement, other than with respect to claims for, arising out of or in connection with fraud.
Parent Termination Fee
Under the merger agreement, Angel will be required to pay GPIC a termination fee equal to $4 million, which we refer to as the “parent termination fee” in this proxy statement, if an Angel breach termination occurs and such termination resulted, directly or indirectly, from the breach (other than an intentional breach) of any agreement or covenant contained in the merger agreement.
Under the merger agreement, Angel will be required to pay GPIC a termination fee equal to $15 million, which we refer to as the “parent intentional breach termination fee” in this proxy statement, if an Angel breach termination occurs and such termination resulted, directly or indirectly, from the intentional breach of any agreement or covenant contained in the merger agreement.
In the event of any termination that leads to Angel paying GPIC the parent termination fee or the parent intentional breach termination fee, as the case may be: (i) such payment will be deemed to be liquidated damages for any and all losses or damages suffered or incurred by GPIC or any of its affiliates or any other person in connection with the merger agreement (and the termination thereof), the transactions contemplated by the merger agreement (and the abandonment thereof) or any matter forming the basis for such termination; (ii) payment from Angel to GPIC of the parent termination fee or the parent intentional breach termination fee, as the case may be, shall be the sole and exclusive remedy of GPIC or any of its respective affiliates against Angel or Merger Sub and any of their respective former, current or future officers, directors, partners, stockholders, managers, members or affiliates for any loss suffered as a result of the failure of the merger to be consummated or for a breach or failure to perform hereunder or otherwise; and (iii) upon payment of the parent termination fee or the parent intentional breach termination fee, as the case may be, none of such persons described in clause (ii) above will have any further liability or obligation relating to or arising out of the merger agreement or the transactions contemplated by the merger agreement, other than with respect to claims for, arising out of or in connection with fraud.
Effect of Termination
If the merger agreement is terminated pursuant to its terms, the merger agreement will be of no further force or effect and there will be no liability on the part of Angel, Merger Sub or GPIC (or any of their respective former, current or future officers, directors, partners, stockholders, managers, members or affiliates) following any such termination, subject to certain specified exceptions including, among others, that (i) certain specified provisions of the merger agreement will survive, including those described in this section entitled “Terms of the Merger Agreement — Termination Fees; Effect of Termination” above and (ii) the covenants and agreements set forth in the merger agreement governing the confidentiality obligations of GPIC and Merger Sub will survive.
Fees and Expenses
Except as otherwise provided in the merger agreement, all fees and expenses incurred by the parties in connection with the merger agreement and the transactions contemplated by the merger agreement will be paid by the party incurring such expenses, whether or not the merger is consummated.

Third Party Beneficiaries
The merger agreement is not intended to and will not confer upon any person (other than GPIC, Angel, Merger Sub and their respective successors and permitted assigns) any right, benefit or remedy of any nature whatsoever under or by reason of the merger agreement; except for certain exceptions, including, (i) the right of GPIC’s stockholders and equity award holders to receive payment under the terms and conditions of the merger agreement, (ii) the provisions of the merger agreement with respect to directors’ and officers’ indemnification obligations of the surviving corporation and (iii) certain provisions of the merger agreement with respect to covered indemnitees.
Amendments
Prior to the effective time of the merger and subject to compliance with applicable legal requirements, the merger agreement may be amended by with the approval of the respective board of directors of GPIC, Angel and Merger Sub at any time. The merger agreement may not be amended except by an instrument in writing signed on behalf of each of the parties.
Effective as of December 26, 2018, GPIC, Angel and Merger Sub entered into Amendment No. 1 to Agreement and Plan of Merger, attached hereto as part of Annex A, which amended the merger agreement to (i) extend the date by which GPIC is required to file a preliminary proxy statement with the SEC in connection with the special meeting, and (ii) require GPIC to obtain consent from an additional regulatory authority as a condition to closing.

THE VOTING AGREEMENT
This section describes the material terms of the voting agreement. The description of the voting agreement in this section and elsewhere in this proxy statement is qualified in its entirety by reference to the complete text of the voting agreement, a copy of which is attached as Annex B to this proxy statement and is incorporated by reference into this proxy statement. This summary does not purport to be complete and may not contain all of the information about the voting agreement that is important to you. We encourage you to read the voting agreement carefully and in its entirety.
Concurrently with and as a condition to Angel’s execution of the merger agreement, on November 27, 2018, stockholders Holding Wilson, S.A. and Elisabeth Carretté entered into the voting agreement. Holding Wilson, S.A. and Mrs. Carretté own approximately 50.6% of the total shares of outstanding GPIC common stock.
The voting agreement requires Holding Wilson, S.A. and Mrs. Carretté to, among other things, vote their shares of GPIC common stock (i) in favor of the proposal to approve the merger agreement and the approval of the transactions contemplated thereby, including the merger, (ii) in favor of any proposal to adjourn or postpone the special meeting to a later date if there are not sufficient votes to approve the merger agreement, (iii) against any acquisition proposal or proposal to enter into an agreement in respect of a superior offer and (iv) against any action, proposal or agreement that would reasonably be expected to (a) result in a breach of any representation, warranty, covenant or agreement of GPIC under the merger agreement or (b) prevent or materially delay or adversely affect the consummation of the merger and the other transactions contemplated by the merger agreement.
Additionally, each of Holding Wilson, S.A. and Mrs. Carretté has granted Angel an irrevocable proxy (subject to the terms and conditions set forth in the voting agreement) to vote the shares of GPIC common stock held by such stockholder in the manner and circumstances described above.
However, if the GPIC board of directors changes its recommendation to approve the merger agreement or if the merger agreement is terminated, in each case in accordance with the terms of the merger agreement, including in respect of GPIC entering into an agreement in respect of a superior offer, all stockholders party to the voting agreement will be relieved of their obligation to approve the merger agreement and all other voting obligations under the voting agreement. Accordingly, because they collectively own a majority of the outstanding GPIC common stock, if the stockholders party to the voting agreement are not relieved of their voting obligations, the vote required to approve the merger agreement will be obtained and the merger agreement will be approved at the special meeting.
Subject to the terms therein, the voting agreement will terminate upon the earlier to occur of  (i) the consummation of the merger, (ii) the termination of the merger agreement in accordance with its terms or (iii) the occurrence of a change in recommendation (as described under the section entitled “Terms of the Merger Agreement — Changes in Board Recommendation” beginning on page 64 of this proxy statement).

PROPOSAL 2: APPROVAL OF ADJOURNMENT OF SPECIAL MEETING
GPIC stockholders are being asked to approve a proposal, which we refer to as the “adjournment proposal” in this proxy statement, providing for the adjournment of the special meeting if necessary or appropriate in the view of the GPIC board of directors to solicit additional proxies if there are not sufficient votes at the time of the special meeting to approve the merger agreement.
In this proposal, we are asking you to authorize the holder of any proxy solicited by our board of directors to vote in favor of adjourning the special meeting, and any later adjournments, to another time and place. If GPIC stockholders approve the adjournment proposal, we could adjourn the special meeting in any of the circumstances described above, and any adjourned session of the special meeting, to a later date and use the additional time to solicit additional proxies in favor of the merger proposal, including the solicitation of proxies from holders of GPIC common stock that have previously voted against the merger proposal. Among other things, approval of the adjournment proposal could mean that, even if we had received proxies representing a sufficient number of votes against the merger proposal, we could adjourn the special meeting without a vote on the merger proposal and seek to convince the holders of those shares to change their votes to votes in favor of the approval of the merger agreement.
The GPIC board of directors believes that if the number of shares of GPIC common stock present in person or represented at the special meeting and voting in favor of the merger proposal is not sufficient to approve the merger agreement, it is in the best interests of the holders of GPIC common stock to enable the board to continue to seek to obtain a sufficient number of additional votes to approve the merger agreement.
The vote on the adjournment proposal is a vote separate and apart from the vote on the proposal to approve the merger agreement. Accordingly, you may vote to approve the proposal to approve the merger agreement and vote not to approve the adjournment proposal and vice versa. Under our amended and restated bylaws, the adjournment proposal requires the affirmative vote of the holders of a majority of the votes cast on the proposal. Abstentions and broker non-votes, if any, will have no effect on the outcome of any vote on the adjournment proposal, and shares not in attendance will have no effect on the outcome of any vote on the adjournment proposal.
If the special meeting is adjourned for the purpose of soliciting additional proxies, stockholders who have already submitted their proxies will be able to revoke them at any time prior to their use.
The GPIC board of directors unanimously recommends that GPIC stockholders vote “FOR” the adjournment proposal.

MARKET PRICE OF GPIC COMMON STOCK AND DIVIDEND INFORMATION
Our common stock trades on NASDAQ under the symbol “GPIC.” As of the record date for the special meeting, GPIC had [•] shares of GPIC common stock issued and outstanding and GPIC had approximately [•] holders of record.
The following table sets forth the high and low reported sale prices for our common stock for the periods shown as reported on NASDAQ and the dividends declared per share in the periods shown thereon.
					Dividends Declared
	Common Stock				Regular Dividends	Special Dividends
	High		Low
Fiscal Year Ending December 31, 2019
First Quarter (until [•])	$	[•]	$	[•]	[•]	[•]
Fiscal Year Ended December 31, 2018
First Quarter		$11.45		$9.20	—	—
Second Quarter		$9.98		$8.18	—	—
Third Quarter		$9.49		$8.02	—	—
Fourth Quarter		$13.44		$7.69	—	$0.12
Fiscal Year Ended December 31, 2017
First Quarter		$12.00		$9.66	—	—
Second Quarter		$12.50		$9.13	—	—
Third Quarter		$12.12		$9.65	—	—
Fourth Quarter		$11.50		$10.35	—	$0.12
Fiscal Year Ended December 31, 2016
First Quarter		$10.33		$8.51	—	—
Second Quarter		$9.98		$8.55	—	—
Third Quarter		$12.34		$9.12	—	—
Fourth Quarter		$11.95		$10.27	—	$0.12
Fiscal Year Ended December 31, 2015
First Quarter		$12.49		$8.00	—	—
Second Quarter		$13.40		$9.45	—	—
Third Quarter		$11.39		$9.50	—	—
Fourth Quarter		$10.31		$8.08	—	—
On November 27, 2018, the last full trading day before we publicly announced the execution of the merger agreement, the high and low sale prices for our common stock as reported on NASDAQ were $8.05 and $7.69 per share, respectively, and the closing sale price on that date was $7.69 compared to which the merger consideration represents a premium of approximately 78.9%. On [•], 2019, the last trading day before the date of this proxy statement, the high and low sale prices for our common stock as reported on NASDAQ were $[•] and $[•] per share, respectively, and the closing price on that date was $[•].
On November 30, 2018, we declared a special cash dividend of  $0.12 per share, which is payable on December 21, 2018 to stockholders of record determined as of December 10, 2018, with an ex-dividend date of December 7, 2018. On November 27, 2017, we declared a special cash dividend of  $0.12 per share, payable on December 22, 2017 to stockholders of record determined as of December 8, 2017, with an ex-dividend date of December 7, 2017. On November 22, 2016, we declared a special cash dividend of  $0.12 per share, payable on December 12, 2016 to stockholders of record determined as of December 1, 2016, with an ex-dividend date of November 29, 2016. With the exception of the foregoing, no cash dividends were paid on our common stock during this current 2019 fiscal year or in any of fiscal years 2018, 2017 or

2016. Furthermore, under the terms of the merger agreement, GPIC is generally prohibited from declaring, authorizing, making or paying any dividend or distribution during the pendency of the merger. However, pursuant to the terms of the merger agreement, assuming the merger has not been completed, our board of directors may declare, in its sole discretion, and pay a special dividend of  $0.12 per share in December 2019.
STOCKHOLDERS SHOULD OBTAIN A CURRENT MARKET QUOTATION FOR OUR COMMON STOCK BEFORE MAKING ANY DECISION WITH RESPECT TO THE MERGER.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
The following table sets forth information as of December 28, 2018, concerning “beneficial” ownership of our common stock, as that term is defined in the rules and regulations of the SEC, by: (i) each director, (ii) each “named executive officer,” as that term is defined in Item 402(a)(3) of SEC Regulation S-K and (iii) all executive officers and directors as a group. Beneficial ownership is determined in accordance with the rules of the SEC, which generally attribute beneficial ownership of securities to persons who possess sole or shared voting or investment power with respect to those securities, including shares of common stock issuable upon the exercise of vested options that are immediately exercisable or exercisable within 60 days, restricted stock units and restricted shares. Unless otherwise indicated, the persons or entities identified in this table have sole voting and investment power with respect to all shares shown as beneficially owned by them, subject to applicable community property laws.
	Shares of Common Stock
Name of Beneficial Owner	Ownership	Options Exercisable Within 60 Days	Beneficial Ownership(1)	Percent of Class(2)
Executive Officers, Directors and Director Nominees:
Eric P. Endy	168,707	19,500	188,207(3)	2.33%
Gregory S. Gronau	1,200	149,300	150,500(10)	1.86%
Robert J. Kelly	—	57,750	57,750	*
Charles R. Henry	—	31,500	31,500	*
Martin A. Berkowitz	—	46,000	46,000	*
Alain Thieffry	12,500	35,000	47,500(4)	*
Jean-Francois Lendais	1	25,000	25,001(5)	*
All executive officers, current directors and director nominees as a group	182,408	364,050	546,458	6.76%
5% Stockholders:
Elisabeth Carretté	4,068,226	—	4,068,226(6)	50.31%
VN Capital Management, LLC	789,310	—	789,310(7)	9.76%
James T. Vanasek
Patrick Donnell Noone
Gerard P. Charlier	506,902	—	506,902(8)	6.27%
M.I.3 S.A.	732,612	732,612(9)		9.06%

*
Less than 1% of the outstanding shares of our common stock.

(1)
Represents sum of shares owned and shares which may be purchased upon exercise of options exercisable within 60 days of December 28, 2018.

(2)
As of December 28, 2018, there were 8,085,594 shares of GPIC common stock outstanding and entitled to vote. Any securities not outstanding which are subject to options exercisable within 60 days of December 28, 2018, are deemed outstanding for computing the percentage of outstanding securities of the class owned by any person holding such securities but are not deemed outstanding for computing the percentage of the class owned by any other person. Unless otherwise noted, the persons identified in this table have sole voting and investment power regarding the shares beneficially owned.

(3)
Includes 25,908 shares held by trusts established for the benefit of Mr. Endy’s family and 142,799 shares held jointly with Mr. Endy’s spouse.

(4)
Does not include 4,048,124 shares held by Holding Wilson, S.A., of which Mr. Thieffry is the President of the Executive Board. Mr. Thieffry disclaims beneficial ownership of all shares held by Holding Wilson, S.A.

(5)
Includes one share held by Mr. Lendais’ spouse. Does not include 4,052,826 shares held by Holding Wilson, S.A., of which Mr. Lendais is a member of the Supervisory Board. Mr. Lendais disclaims beneficial ownership of all shares held by Holding Wilson, S.A.

(6)
Includes: (i) 4,048,124 shares held by Holding Wilson, S.A., of which Mrs. Carretté is the principal beneficial owner; and (ii) 20,102 shares held by the Elisabeth Carretté personally. Mrs. Carretté’s reported business address is 3945 West Cheyenne Avenue, Suite 208, North Las Vegas, Nevada 89032. The number of shares and reported business address are based on a Schedule 13D/A filed by Elisabeth Carretté with the SEC on December 3, 2018.

(7)
The reported business address of VN Capital Management, LLC is 1250 Revolution Mill Drive, Suite 181, Greensboro, NC 27405 (based on written confirmation received on January 11, 2018).

(8)
Includes 703 shares held by Mr. Charlier’s spouse. Mr. Charlier’s reported business address is 3945 West Cheyenne Avenue, Suite 208, North Las Vegas, Nevada 89032 (based on written confirmations received on January 17, 2018 and February 14, 2018).

(9)
The reported business address of M.I.3 S.A. is 3 Boulevard Royal, L-2449, Luxembourg (based on written confirmation received on January 15, 2018).

(10)
All shares held by C. Gronau. As previously disclosed in the Current Report on Form 8-K filed by GPIC on August 1, 2018, Mr. Gronau ceased to serve as GPIC’s chief executive officer effective September 21, 2018. The information contained in this footnote is derived from GPIC’s Definitive Proxy Statement filed on April 18, 2018 in advance of our 2018 Annual Meeting of Stockholders.

OTHER MATTERS
As of the date of this proxy statement, the GPIC board of directors has not received notice of any stockholder proposals and does not intend to propose any other matters for stockholder action at the special meeting other than as described in this proxy statement.
FUTURE STOCKHOLDER PROPOSALS
If the merger is completed, we will not have public stockholders and there will be no public participation in any future stockholder meetings. If the merger is not completed, however, stockholders will continue to be entitled to attend and participate in meetings of stockholders. If the merger is not completed and the 2019 annual meeting is held, stockholder proposals will be eligible for consideration for inclusion in the proxy statement and form of proxy for our 2019 annual meeting of stockholders in accordance with Rule 14a-8 under the Exchange Act and our amended and restated bylaws, as described below.
Stockholders desiring to present proper proposals at that meeting and to have their proposals included in our proxy statement and form of proxy for that meeting must meet the eligibility and other criteria under the GPIC Bylaws and Rule 14a-8 of the Exchange Act and must submit the proposal to GPIC. Such proposal must be received no later than February 23, 2019, but not before January 23, 2019. However, if the 2019 annual meeting is advanced by more than 30 days or delayed by more than 70 days from May 23, 2019, the proposal must be received no earlier than the close of business on the 120th day prior to such annual meeting and not later than the close of business on the latter of  (i) the 90th day prior to such annual meeting, or (ii) the 10th day following the day the notice of such annual meeting was first given. For stockholder proposals which are submitted pursuant to Rule 14a-8 of the Exchange Act, to be considered by GPIC for inclusion in our proxy materials for the 2019 annual meeting, they must be received by the Secretary of GPIC at GPIC’s executive offices no later than the close of business on December 23, 2018. As of the date of this proxy statement, the GPIC board of directors has not received notice of any stockholder proposals for the 2019 annual meeting.
WHERE STOCKHOLDERS CAN FIND MORE INFORMATION
We file annual, quarterly and current reports, proxy statements and other documents with the SEC under the Exchange Act. These reports, proxy statements and other documents contain additional information about us and will be made available for inspection and copying at our executive offices during regular business hours by any stockholder or a representative of a stockholder as so designated in writing.
Stockholders may read and copy any reports, statements or other information filed by us at the SEC’s public reference room at Station Place, 100 F Street, N.E., Washington, D.C. 20549. You may also obtain copies of this information by mail from the public reference section of the SEC at Station Place, 100 F Street, N.E., Washington, D.C. 20549, at prescribed rates. Please call the SEC at 1-800-SEC-0330 for further information on the operation of the public reference room. Our SEC filings made electronically through the SEC’s EDGAR system are available to the public at the SEC’s website located at www.sec.gov. In addition, stockholders may obtain free copies of the documents filed with the SEC by GPIC through the Investor Relations section of our website, and the “Financial Reports and Filings” tab therein. The website address is http://investor.GPICtech.com. The information on our website is not, and shall not be deemed to be, a part hereof or incorporated into this or any other filings with the SEC. You may also send a written request to our Investor Relations team at Gaming Partners International Corporation, Attn: Investor Relations, 3945 West Cheyenne Avenue, Suite 208, North Las Vegas, Nevada 89032.
The SEC allows us to “incorporate by reference” information that we file with the SEC in other documents into this proxy statement. This means that we may disclose important information to you by referring you to another document filed separately with the SEC. The information incorporated by reference is considered to be part of this proxy statement. This proxy statement and the information that we file later with the SEC may update and supersede the information incorporated by reference. Similarly, the information that we later file with the SEC may update and supersede the information in this proxy statement. Such updated and superseded information will not, except as so modified or superseded, constitute part of this proxy statement.

We incorporate by reference each document we file under Sections 13(a), 13(c), 14 or 15(d) of the Exchange Act after the date of the initial filing of this proxy statement and before the special meeting (other than current reports on Form 8-K furnished pursuant to Item 2.02 or Item 7.01 of Form 8-K, including any exhibits included with such information, unless otherwise indicated therein). We also incorporate by reference in this proxy statement the following documents filed by us with the SEC under the Exchange Act:
•
our Annual Report on Form 10-K for the fiscal year ended December 31, 2017, filed with the SEC on March 23, 2018;

•
our Quarterly Reports on Form 10-Q for the fiscal periods ended March 31, 2018, June 30, 2018 and September 30, 2018, filed with the SEC on May 11, 2018, August 10, 2018 and November 9, 2018;

•
our 2018 Definitive Proxy Statement filed with the SEC on April 18, 2018 in connection with our 2019 Annual Meeting of Stockholders; and

•
our Current Reports on Form 8-K filed with the SEC on January 31, 2018, March 23, 2018, March 28, 2018, May 11, 2018, May 23, 2018, August 1, 2018, August 10, 2018, November 9, 2018, November 27, 2018 and November 30, 2018.

We undertake to provide without charge to each person to whom a copy of this proxy statement has been delivered, upon request, by first class mail or other equally prompt means, within one business day of receipt of such request, a copy of any or all of the documents incorporated by reference in this proxy statement, other than the exhibits to these documents, unless the exhibits are specifically incorporated by reference into the information that this proxy statement incorporates. You may obtain documents incorporated by reference by requesting them in writing or by telephone at the following address and telephone number:
Gaming Partners International Corporation
Attention: Investor Relations
3495 West Cheyenne Avenue, Suite 208
North Las Vegas, Nevada 89032
(702) 384-2425
You may also obtain documents incorporated by reference by requesting them by telephone from [•], our proxy solicitor, toll free at [•] or by E-mail at [•]. Banks and broker may call collect at [•]. Documents should be requested by [•], 2019 in order to receive them before the special meeting. You should be sure to include your complete name and address in your request.
This proxy statement does not constitute the solicitation of a proxy in any jurisdiction to or from any person to whom it is not lawful to make any solicitation in that jurisdiction. The delivery of this proxy statement should not create an implication that there has been no change in the affairs of GPIC since the date of this proxy statement or that the information herein is correct as of any later date.
Angel has supplied, and we have not independently verified, the information in this proxy statement exclusively concerning Angel and merger sub.
Stockholders should not rely on information other than that contained or incorporated by reference in this proxy statement. We have not authorized anyone to provide information that is different from that contained in this proxy statement. This proxy statement is dated [•], 2019. No assumption should be made that the information contained in this proxy statement is accurate as of any date other than that date, and the mailing of this proxy statement will not create any implication to the contrary. Notwithstanding the foregoing, if there is any material change in any of the information previously disclosed, we will, where relevant and to the extent required by applicable law, update such information through a supplement to this proxy statement.

ANNEXES
Annex A:
Agreement and Plan of Merger, dated as of November 27, 2018, as amended by Amendment No. 1 to Agreement and Plan of Merger, dated as of December 26, 2018

Annex B:
Voting Agreement, dated as of November 27, 2018

Annex C:
Opinion of B. Riley FBR, Inc., dated as of November 27, 2018

Annex A

AGREEMENT AND PLAN OF MERGER
among:
ANGEL HOLDINGS GODO KAISHA,
a company organized under the laws of Japan;
AGL NEVADA CORPORATION,
a Nevada corporation; and
GAMING PARTNERS INTERNATIONAL CORPORATION,
a Nevada corporation

Dated as of November 27, 2018

Exhibits
Exhibit A
Certain Definitions

Annexes
Annex I
Form of Amended and Restated Articles of Incorporation of the Surviving Corporation

Confidential Company Disclosure Schedule
Schedule	Description
1.6(a)	Paying Agent
1.6(e)	Outstanding Company Options
2.1(b)(i)	Company Investment Entities
2.1(b)(ii)	Company Subsidiaries
2.3(d)	Company Options and Company SARs
2.7(a)	Owned Real Property
2.7(b)	Leased Real Property
2.8(a)(i)	Company-Owned Registered IP
2.8(a)(ii)	Company-Licensed Registered IP
2.8(h)	Data Security
2.8(j)(i)	Open Source Materials
2.8(j)(ii)	Exceptions to Open Source Incorporation
2.9(a)	Material Contracts
2.9(b)	Exceptions to Availability of Material Contracts
2.12	Compliance with Gaming Laws
2.14(b)	Company Gaming Approvals
2.15(c)	Tax Matters
2.16(b)	Collective Bargaining Agreements
2.16(c)	Pending or Threatened Legal Proceedings
2.16(e)	Material Employee Plans
2.16(f)	Special Employee Benefits
2.16(j)	Transaction Bonuses
2.19(a)	Legal Proceedings
2.19(b)	Orders
2.22(a)	Non-Contravention; Consents
4.1(b)(i)	Properties Subject to Sampling
4.2	Operation of the Acquired Companies’ Business
4.2(b)(i)(A)	Dividends
4.2(b)(ix)	Capital Expenditures
5.5(a)	Indemnification of Officers and Directors
6.2(e)	Required Gaming Approvals
6.2(g)	Required Consents

AGREEMENT AND PLAN OF MERGER
THIS AGREEMENT AND PLAN OF MERGER (this “Agreement”) is made and entered into as of November 27, 2018, by and among: Angel Holdings Godo Kaisha, a company organized under the laws of Japan (“Parent”); AGL Nevada Corporation, a Nevada corporation and a wholly owned subsidiary of Parent (“Merger Sub”); and Gaming Partners International Corporation, a Nevada corporation (the “Company”). Certain capitalized terms used in this Agreement are defined in Exhibit A.
RECITALS
WHEREAS, Parent desires to acquire the Company, on the terms and subject to the conditions set forth in this Agreement;
WHEREAS, in furtherance of such acquisition of the Company by Parent and on the terms and subject to the conditions set forth in this Agreement and in accordance with the Nevada Revised Statutes (as amended from time to time, the “NRS”), Merger Sub shall be merged with and into the Company (the “Merger”), with the Company surviving the Merger as a wholly owned subsidiary of Parent and each outstanding share of Company Common Stock (collectively, the “Shares”), other than the Excluded Shares, being converted into the right to receive the Merger Consideration;
WHEREAS, the Special Transaction Committee of the Board of Directors consisting only of independent directors of the Company (the “Special Committee”) has unanimously recommended to the Board of Directors of the Company (the “Board of Directors”) that the Board of Directors adopt this Agreement, approve the execution, delivery and performance hereof and the consummation of the transactions contemplated hereby, including the Merger;
WHEREAS, the Board of Directors, upon the recommendation of the Special Committee, has unanimously (a) determined that this Agreement and the transactions contemplated thereby, including the Merger, are fair to, and in the best interests of, the Company and its stockholders, (b) adopted this Agreement and declared advisable the execution, delivery and performance of this Agreement and the consummation of the transactions contemplated herein, including the Merger, in all respects for all purposes under the applicable provisions of the NRS, (c) on the terms and subject to the conditions set forth in this Agreement, unanimously resolved to recommend that its stockholders approve this Agreement for all purposes under the applicable provisions of the NRS; and (d) directed that this Agreement and the transactions contemplated thereby, including the Merger, be submitted for consideration at the Company’s stockholder meeting;
WHEREAS, concurrently with the execution and delivery of this Agreement, and as a condition and inducement to the willingness of Parent and Merger Sub to enter into this Agreement, certain stockholders of the Company are entering into a Voting Agreement (the “Voting Agreement”) pursuant to which, among other things, such stockholders have agreed to vote to approve this Agreement and to take certain other actions in furtherance of the Merger, in each case upon the terms and subject to the conditions set forth therein, and the Board of Directors has approved the Voting Agreement for all purposes under any and all applicable Takeover Laws; and
WHEREAS, each of Parent, Merger Sub and the Company desires to make certain representations, warranties, covenants and agreements and also to prescribe various conditions to the Merger herein.
NOW THEREFORE, in consideration of the mutual covenants, representations, warranties and agreements set forth herein, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Parties to this Agreement, intending to be legally bound, agree as follows:
SECTION 1
MERGER TRANSACTION
1.1 Merger of Merger Sub into the Company.   Upon the terms and subject to the conditions of this Agreement, and in accordance with the NRS, at the Effective Time, Merger Sub shall be merged with and into the Company, whereupon the separate existence of Merger Sub shall cease, and the Company shall continue as the surviving corporation (the “Surviving Corporation”) and shall succeed to and assume all of the rights and obligations of Merger Sub and the Company in accordance with the NRS.
1.2 Effect of the Merger.   The Merger shall have the effects set forth in this Agreement and in the applicable provisions of the NRS. Without limiting the generality of the foregoing, at the Effective Time, all of the property, rights, privileges, immunities, powers and franchises of the Company and Merger Sub shall vest in the Surviving Corporation, and all of the debts, liabilities and duties of the Company and Merger Sub shall become the debts, liabilities and duties of the Surviving Corporation.
1.3 Closing; Effective Time.
(a) Unless this Agreement shall have been terminated pursuant to Section 7, and unless otherwise mutually agreed in writing between the Company, Parent and Merger Sub, the consummation of the Merger (the “Closing”) shall take place at the offices of Hogan Lovells US LLP, 390 Madison Ave., New York, NY 10017, on the date that is as soon as reasonably practicable, and in no event later than the third business day following the day on which the last to be satisfied or waived of each of the conditions set forth in Section 6 (other than those conditions that by their nature are to be satisfied at the Closing, but subject to the satisfaction or waiver of those conditions) shall have been satisfied or waived in accordance with this Agreement, or at such other place and/or on such other date as the Company and Parent may otherwise agree in writing (the date on which the Closing occurs, the “Closing Date”).
(b) Subject to the provisions of this Agreement, as soon as practicable on the Closing Date, the Company and Merger Sub shall file or cause to be filed articles of merger with the Nevada Secretary of State with respect to the Merger, in such form as required by, and executed and acknowledged in accordance with, the relevant provisions of the NRS, and the Parties shall take all such further actions as may be required by applicable Legal Requirements to make the Merger effective. The Merger shall become effective upon the date and time of the filing of those articles of merger with the Nevada Secretary of State or such later date and time as is agreed upon in writing by the Parties and specified in the articles of merger in accordance with the NRS (such date and time, the “Effective Time”).
1.4 Articles of Incorporation and Bylaws; Directors and Officers.
(a) As of the Effective Time, the articles of incorporation of the Company shall by virtue of the Merger and without any further action, be amended and restated to read in its entirety as set forth on Annex I (as the same may be amended or supplemented from time to time by mutual agreement of the Parties prior to the Company Stockholder Meeting) and, as so amended and restated, shall be the articles of incorporation of the Surviving Corporation until thereafter changed or amended as provided therein or by applicable Legal Requirements, subject to Section 5.5(a).
(b) As of the Effective Time, the bylaws of the Surviving Corporation shall be amended and restated to conform in substance to the bylaws of Merger Sub as in effect immediately prior to the Effective Time, until thereafter changed or amended as provided therein or by applicable Legal Requirements, subject to Section 5.5(a), and all references to the name of Merger Sub shall be replaced by references to the name of the Surviving Corporation.
(c) As of the Effective Time, (i) the directors of the Surviving Corporation shall be the individuals who are the directors of Merger Sub as of immediately prior to the Effective Time, until their respective successors are duly elected and qualified, or their earlier death, resignation or removal, and (ii) the officers of the Surviving Corporation shall be the individuals who are the officers of Merger Sub as of immediately prior to the Effective Time, until their respective successors are duly elected and qualified, or their earlier death, resignation or removal.
(d) The Company shall prepare and deliver to Parent at the Closing evidence reasonably satisfactory to Parent of  (i) the resignation from office as a director and/or officer of the Company and each Subsidiary of the Company of those individuals specified by Parent prior to the Effective Time and, in each case, effective at the Effective Time (which resignation shall also contain a release of liabilities reasonably satisfactory to Parent), and (ii) the taking of all such actions (including the adoption of any necessary resolutions by the Board of Directors) as may be necessary to effect as of the Effective Time the actions set forth in Section 1.4(c) and this Section 1.4(d). The Company and Parent agree that any such resignation as an officer does not in and of itself terminate any employment relationship of any such individual with the Company.
1.5 Conversion of Shares.
(a) At the Effective Time, by virtue of the Merger and without any further action on the part of Parent, Merger Sub, the Company or the holders of any capital stock or other securities of the Company:
(i) any Shares owned immediately prior to the Effective Time by the Company (or held in the Company’s treasury), Parent, Merger Sub or any of their respective direct or indirect wholly owned subsidiaries (the “Excluded Shares”) shall be cancelled and retired and shall cease to exist, and no consideration shall be delivered in exchange therefor;
(ii) except as provided in clause (i) above and subject to Section 1.5(b), each Share outstanding immediately prior to the Effective Time shall be converted into the right to receive $13.75 in cash (the “Merger Consideration”), in each case without any interest thereon and subject to any withholding of Taxes in accordance with Section 1.6(e); and
(iii) each share of the common stock, $0.01 par value per share, of Merger Sub outstanding immediately prior to the Effective Time shall be converted into one share of common stock of the Surviving Corporation. From and after the Effective Time, all certificates representing shares of Merger Sub common stock shall be deemed for all purposes to represent the number of shares of the common stock of the Surviving Corporation into which they were converted in accordance with the immediately preceding sentence.
(iv) From and after the Effective Time, all Shares shall no longer be outstanding and shall automatically be cancelled and shall cease to exist, and each applicable holder of such Shares shall cease to have any rights with respect thereto, except in the case of Shares that are converted into the right to receive the Merger Consideration therefor pursuant to Section 1.5(a)(ii) upon the surrender of such shares of Company Common Stock in accordance with Section 1.6.
(b) If, between the date of this Agreement and the Effective Time, the outstanding Shares are changed into a different number or class of shares by reason of any stock split, division or subdivision of shares, stock dividend, reverse stock split, consolidation of shares, reclassification, recapitalization or other similar transaction, then the Merger Consideration shall be appropriately adjusted.
1.6 Surrender of Certificates; Stock Transfer Books.
(a) Prior to the Effective Time, Parent shall designate the bank or trust company set forth on Section 1.6(a) of the Company Disclosure Schedule or such other bank or trust company reasonably acceptable to the Company to act as agent (the “Paying Agent”), pursuant to an agreement reasonably acceptable to the Company (the “Paying Agent Agreement”), for the holders of Shares to receive the aggregate Merger Consideration to which holders of such Shares shall become entitled pursuant to Section 1.5. On or prior to the Closing Date, Parent shall deposit, or shall cause to be deposited, with the Paying Agent cash sufficient to pay the aggregate Merger Consideration payable pursuant to Section 1.5 and the aggregate Option Merger Consideration payable pursuant to Section 1.7(a) with respect to Non-Withholding Options (the “Payment Fund”). The Payment Fund shall not be used for any purpose other than to pay the aggregate Merger Consideration and the aggregate Option Merger Consideration (with respect to Non-Withholding Options) in the Merger, except as expressly provided for in this Agreement. The Payment Fund shall be invested by the Paying Agent as directed by Parent; provided that such investments shall be in obligations of or guaranteed by the United States of America. Any interest or income produced by such investments will be payable to Merger Sub, Parent or the Surviving Corporation, as Parent directs.
(b) Promptly after the Effective Time (but in no event later than five (5) business days thereafter), Parent or the Surviving Corporation shall cause the Paying Agent to mail or otherwise disseminate to each Person who was, immediately prior to the Effective Time, a holder of record of  (i) Shares represented by a certificate evidencing such Shares (the “Certificates”), (ii) Book-Entry Shares or

(iii) Non-Withholding Options, who, in each case was entitled to receive the Merger Consideration pursuant to Section 1.5 or the Option Merger Consideration pursuant to Section 1.7(a), (A) a form (or forms) of letter of transmittal which shall be in reasonable and customary form(s) reasonably acceptable to the Company and shall specify that delivery shall be effected, and risk of loss and title to the Certificates shall pass, only upon proper delivery of the Certificates (or affidavits of loss in lieu thereof in accordance with Section 1.6(f), if applicable) to the Paying Agent, or a customary agent’s message in respect to Book-Entry Shares; and (B) instructions for use in effecting the surrender of the Certificates or Book-Entry Shares in exchange for the Merger Consideration issuable and payable in respect of such Shares pursuant to Section 1.5. Upon surrender to the Paying Agent of Certificates (or affidavits of loss in lieu thereof in accordance with Section 1.6(f), if applicable) or Book-Entry Shares, together with such letter of transmittal in the case of Certificates, duly completed and validly executed in accordance with the instructions thereto, and such other documents as may be required pursuant to such instructions, the holder of such Certificates or Book-Entry Shares shall be entitled to receive in exchange therefor, and the Paying Agent shall pay, in accordance with the Paying Agent Agreement, to such holder after such surrender, the Merger Consideration for each Share formerly evidenced by such Certificates or Book-Entry Shares, and such Certificates and Book-Entry Shares shall then be cancelled. No interest shall accrue or be paid on the Merger Consideration payable upon the surrender of any Certificates or Book-Entry Shares for the benefit of the holder thereof. If the payment of any Merger Consideration is to be made to a Person other than the Person in whose name the surrendered Certificates formerly evidencing the Shares is registered on the stock transfer books of the Company, it shall be a condition of payment that the Certificate so surrendered shall be endorsed properly or otherwise be in proper form for transfer and that the Person requesting such payment shall have paid all transfer and other similar Taxes required by reason of the payment of the Merger Consideration to a Person other than the registered holder of the Certificate surrendered, or shall have established to the satisfaction of the Surviving Corporation that such Taxes either have been paid or are not applicable. None of Parent, Merger Sub and the Surviving Corporation shall have any liability for the transfer and other similar Taxes described in this Section 1.6(b) under any circumstance. Payment of the applicable Merger Consideration with respect to Book-Entry Shares shall only be made to the Person in whose name such Book-Entry Shares are registered. Until surrendered as contemplated by this Section 1.6, each Certificate and Book-Entry Share shall be deemed at any time after the Effective Time to represent only the right to receive the applicable Merger Consideration as contemplated by Section 1.5.
(c) At any time following twelve (12) months after the Effective Time, Parent shall be entitled to require the Paying Agent to deliver to it any funds (with respect to the aggregate Merger Consideration to which holders of Shares shall become entitled pursuant to Section 1.5 and with respect the aggregate Option Merger Consideration to which holders of Non-Withholding Options shall become entitled pursuant to Section 1.7(a)) which had been made available to the Paying Agent and not disbursed to holders of Certificates or Book-Entry Shares or to holders of Non-Withholding Options (including all interest and other income received by the Paying Agent in respect of all funds made available to it), and, thereafter, such holders shall be entitled to look to the Surviving Corporation (subject to abandoned property, escheat and other similar Legal Requirements) only as general creditors thereof with respect to the Merger Consideration that may be payable upon due surrender of the Certificates or Book-Entry Shares held by them, or with respect to the Option Merger Consideration that may be payable to such holders of Non-Withholding Options, without any interest thereon. Notwithstanding the foregoing, neither the Surviving Corporation nor the Paying Agent shall be liable to any holder of Certificates or Book-Entry Shares for the Merger Consideration delivered in respect of such share, or any holder of a Non-Withholding Option for the Option Merger Consideration delivered in respect of such Non-Withholding Option, to a public official pursuant to any abandoned property, escheat or other similar Legal Requirements. Any amounts remaining unclaimed by such holders at such time at which such amounts would otherwise escheat to or become property of any Governmental Body shall become, to the extent permitted by applicable Legal Requirements, the property of the Surviving Corporation or its designee, free and clear of all claims or interest of any Person previously entitled thereto.
(d) At the Effective Time, the stock transfer books of the Company with respect to the Shares shall be closed, and thereafter there shall be no further registration of transfers of Shares on the records of the Company. From and after the Effective Time, the holders of the Shares outstanding immediately prior to the Effective Time shall cease to have any rights with respect to such Shares except as otherwise provided herein or by applicable Legal Requirements. If, after the Effective Time, Certificates or Book-Entry Shares are presented to the Surviving Corporation for any reason, they shall be cancelled and exchanged as provided in this Agreement.
(e) Each of the Company, the Surviving Corporation, Parent and Merger Sub, and their Affiliates, shall be entitled to deduct and withhold (or cause the Paying Agent or its payroll agent to deduct and withhold) from any amounts payable pursuant to this Agreement, such amounts as are required to be deducted and withheld under any Legal Requirement with respect to Taxes. Any amounts that are so deducted and withheld and remitted to the appropriate Governmental Body, shall be treated for all purposes of this Agreement as having been paid to the Person in respect of which such deduction and withholding was made. All Outstanding Company Options that are not Non-Withholding Options are listed on Section 1.6(e) of the Company Disclosure Schedule.
(f) If any Certificate shall have been lost, stolen or destroyed, upon the making of an affidavit of that fact by the holder of the Shares formerly represented by that Certificate, or by a representative of that holder, claiming that Certificate to be lost, stolen or destroyed and, if required by the Surviving Corporation, the posting by that holder of a bond, in such reasonable amount as Parent may direct, as indemnity against any claim that may be made against it with respect to such Certificate (which shall not exceed the Merger Consideration payable with respect to such Certificate), the Paying Agent will pay (less any amounts entitled to be deducted or withheld pursuant to Section 1.6(e)), in exchange for such lost, stolen or destroyed Certificate, the applicable Merger Consideration to be paid in respect of the Shares formerly represented by such Certificate, as contemplated by this Section 1.
1.7 Treatment of Company Equity Awards.
(a) At the Effective Time, each Company Option that is outstanding and unexercised immediately prior to the Effective Time (whether or not then vested or exercisable) (an “Outstanding Company Option”) shall be cancelled, terminated and extinguished as of the Effective Time, and upon the cancellation thereof the holder of each such Outstanding Company Option shall be granted the right to receive, in respect of each share of Company Common Stock subject to such Outstanding Company Option immediately prior to such cancellation, an amount in cash equal to the excess of  (i) the Merger Consideration, over (ii) the exercise price per share of Company Common Stock subject to such Outstanding Company Option (it being understood that, if the exercise price payable in respect of a share of Company Common Stock subject to any such Outstanding Company Option equals or exceeds the Merger Consideration, then the amount payable under this Section 1.7(a) with respect to such Outstanding Company Option shall be zero), without interest and less any amounts entitled to be deducted or withheld pursuant to Section 1.6(e) (the “Option Merger Consideration”). Each holder of an Outstanding Company Option cancelled as provided in this Section 1.7(a) shall cease to have any rights with respect thereto, except the right to receive the Option Merger Consideration (if any) specified in this Section 1.7(a). For the avoidance of doubt, no Company Option shall be assumed by Parent or continued as of or following the Effective Time.
(b) At the Effective Time, each Company SAR that is outstanding and unexercised immediately prior to the Effective Time (whether or not then vested or exercisable) (an “Outstanding Company SAR”) shall be cancelled, terminated and extinguished as of the Effective Time, in exchange for no consideration. Each holder of an Outstanding Company SAR cancelled as provided in this Section 1.7(b) shall cease to have any rights with respect thereto. For the avoidance of doubt, no Company SAR shall be assumed by Parent or continued as of or following the Effective Time.
(c) On or prior to the Closing Date, Parent shall deposit with the Surviving Corporation (with respect to all Outstanding Company Options other than the Non-Withholding Options) and/or the Paying Agent (with respect to the Non-Withholding Options) cash sufficient to pay the aggregate Option Merger Consideration payable pursuant to Section 1.7(a), and shall cause to be paid: (i) through Parent’s or the Surviving Corporation’s standard payroll practices, to each holder of an Outstanding Company Option (other than any Outstanding Company Option with respect to which the Company has no Tax withholding obligations (a “Non-Withholding Option”)), the Option Merger

Consideration to which such holder shall become entitled pursuant to Section 1.7(a); and (ii) by the Paying Agent, to each holder of a Non-Withholding Option who delivers a duly completed and executed letter of transmittal to the Paying Agent, the Option Merger Consideration to which such holder shall become entitled pursuant to Section 1.7(a).
1.8 Further Action.   If, at any time after the Effective Time, any further action is reasonably determined by Parent to be necessary or desirable to carry out the purposes and intent of this Agreement or to vest the Surviving Corporation with full right, title and possession of and to all rights and property of Merger Sub and the Company, the officers and directors of the Surviving Corporation and Parent are hereby fully authorized (in the name of Merger Sub, in the name of the Company and otherwise) to take such action.
SECTION 2
REPRESENTATIONS AND WARRANTIES OF THE COMPANY
The Company hereby represents and warrants to Parent and Merger Sub as follows (it being understood that each representation and warranty contained in this Section 2 is subject to (a) exceptions and disclosures set forth in the section or subsection of the Company Disclosure Schedule corresponding to the particular Section or subsection in this Section 2; (b) any exception or disclosure set forth in any other section or subsection of the Company Disclosure Schedule to the extent it is reasonably apparent from such disclosure that such exception or disclosure is applicable to qualify such representation and warranty; and (c) any disclosure in the Company SEC Documents filed since January 1, 2017 and publicly available prior to the date of this Agreement (other than any information in the “Risk Factors” or “Forward-Looking Statements” sections of such Company SEC Documents or other general cautionary or forward-looking statements in any other sections of such Company SEC Documents); provided that this clause (c) shall not be applicable to Section 2.3(a), Section 2.3(c) and Section 2.20):
2.1 Due Organization; Subsidiaries, Etc.
(a) The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Nevada. Each Acquired Company (other than the Company) is duly organized, validly existing and in good standing (with respect to jurisdictions that recognize such concept) under the laws of its jurisdiction of organization. Each Acquired Company has all necessary power and authority: (i) to conduct its business in the manner in which its business is currently being conducted; and (ii) to own and use its assets in the manner in which its assets are currently owned and used. Each Acquired Company is duly qualified or licensed to do business as a foreign corporation, and is in good standing in each jurisdiction where the nature of its business requires such qualification or licensing, except where the failure to be so qualified or licensed or in good standing does not have, and would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect.
(b) The Company, directly or indirectly, owns beneficially and of record all of the equity interests of the Company’s Subsidiaries, free and clear of all Encumbrances and transfer restrictions, except for Encumbrances or transfer restrictions of general applicability as may be provided under the Securities Act or applicable securities laws. Section 2.1(b)(i) of the Company Disclosure Schedule sets forth, for each Company Investment Entity: (i) the number and type of any capital stock of, or other equity or voting interests in, such Company Investment Entity that is outstanding as of the date hereof; and (ii) the number and type of shares of capital stock of, or other equity or voting interests in, such Company Investment Entity that, as of the date hereof, are owned, directly or indirectly, by the Company. Except for the equity interests of the Company’s Subsidiaries and the Company Investment Entities, no Acquired Company owns, directly or indirectly, any capital stock or equity interests in, or subscriptions, options, calls, warrants or rights (whether or not currently exercisable) to acquire, or other securities convertible into or exchangeable or exercisable for, any capital stock or equity interests of any Entity. All of the issued and outstanding capital stock or equivalent equity interests of each of the Company’s Subsidiaries and the Company Investment Entities that is owned directly or indirectly by the Company are duly authorized and validly issued and are fully paid (to the extent required under the applicable governing documents) and nonassessable. Section 2.1(b)(ii) of the Company Disclosure Schedule sets forth an accurate and complete list of the Company’s Subsidiaries as of the date of this Agreement and their jurisdictions of incorporation or formation, as applicable.

2.2 Charter Documents.   The Company has delivered or made available to Parent or Parent’s Representatives accurate and complete copies of the articles of incorporation and bylaws of the Company, including all amendments thereto, as in effect on the date hereof, and the charter and organizational documents of each other Acquired Company, in each case as amended to the date of this Agreement. Each Acquired Company is in compliance in all material respects with the provisions of its charter, bylaws and other charter and organizational documents. Since January 1, 2017, there has been no violation of any of the provisions of each of the Acquired Company’s certificate of incorporation, bylaws and other charter and organizational documents and no Acquired Company has taken any action that is inconsistent in any material respect with any resolution adopted by such Acquired Company’s stockholders or board of directors (or other similar body) or any committee of the board of directors (or other similar body) of such Acquired Company.
2.3 Capitalization, Etc.
(a) The authorized capital stock of the Company consists of: (i) 30,000,000 shares of Company Common Stock, of which (x) 8,045,968 Shares had been issued and were outstanding as of the date hereof  (not including Shares held in treasury) and (y) 290,983 Shares had been issued and were held by the Company in its treasury as of the date hereof; and (ii) 10,000,000 shares of Company Preferred Stock, of which no shares have been designated or issued and of which no shares are outstanding. All of the issued and outstanding Shares are duly authorized and validly issued and are fully paid and nonassessable.
(b) None of the outstanding equity interests of the Acquired Companies are entitled or subject to any preemptive right, right of repurchase or forfeiture, right of participation, right of maintenance or any similar right, or are subject to any right of first refusal in favor of any Acquired Company. There are no outstanding bonds, debentures, notes or other indebtedness of any Acquired Company having a right to vote on any matters on which the holders of equity interests of the Acquired Companies have a right to vote. None of the Acquired Companies is a party to any Contract relating to the voting or registration of, or restricting any Person from purchasing, selling, pledging or otherwise disposing of (or from granting any option or similar right with respect to), any equity interests of the Acquired Companies. No Acquired Company is under any obligation, or bound by any Contract pursuant to which it may become obligated, to repurchase, redeem or otherwise acquire any outstanding equity interests of the Acquired Companies. The Shares constitute the only outstanding class of securities of the Company registered under the Securities Act.
(c) As of the date hereof, 271,876 Shares were subject to issuance pursuant to outstanding Company Options (and each such Company Option includes a tandem, cash-settled Company SAR with respect to the same number of shares, where the Company SAR is automatically terminated if the Company Option is exercised and the Company Option is automatically terminated if the Company SAR is exercised).
(d) Section 2.3(d) of the Company Disclosure Schedule contains a true, correct and complete list, as of the date hereof, of  (i) the name of each holder of Company Options and Company SARs, (ii) the number of outstanding Company Options and Company SARs held by such holder, (iii) the grant date of each such Company Option and Company SAR, (iv) the exercise price of each such Company Option and Company SAR, (v) the expiration date of each Company Option and Company SAR, (vi) the vesting schedule of each Company Option and Company SAR, and (vii) the Company Equity Plan or other Contract pursuant to which each such Company Option and Company SAR was granted. Except as set forth in this Section 2.3, on Section 2.3(d) of the Company Disclosure Schedule and those Company Options and Company SARs issued after the date hereof as expressly permitted by Section 4.2(b)(iii) and any Shares issued upon exercise of Company Options or Company SARs outstanding as of the date hereof, there are no: (i) outstanding shares of capital stock of or other securities of any Acquired Company; (ii) outstanding subscriptions, options, calls, warrants or rights (whether or not currently exercisable) to acquire any shares of the capital stock, restricted stock unit, stock-based performance unit or any other right that is linked to, or the value of which is in any way based on or derived from the value of any shares of capital stock or other securities of any Acquired Company, in each case other than derivative securities not issued by an Acquired Company; (iii) issued, reserved for issuance, outstanding or authorized stock option, stock appreciation, phantom stock, profit participation or similar rights or equity-based awards with respect to any Acquired Company; (iv) outstanding securities, instruments, bonds, debentures, notes or obligations that are or may become convertible into or exchangeable for any shares of the capital stock or other securities of any Acquired Company, in each case other than convertible or exchangeable securities not issued by an Acquired Company; (v) stockholder rights plans (or similar plans commonly referred to as a “poison pill”) or Contracts under which any Acquired Company is or may become obligated to sell or otherwise issue any shares of its capital stock or any other securities; or (vi) voting trusts or other Contracts to which the Company is a party with respect to the voting of capital stock of the Company.
2.4 SEC Filings; Financial Statements.
(a) Since January 1, 2017, the Company has filed or furnished with the SEC all reports, schedules, forms, statements and other documents (including exhibits and all other information incorporated therein) required to be filed or furnished by the Company under the Securities Act and the Exchange Act (as supplemented, modified or amended since the time of filing, collectively, the “Company SEC Documents”). As of their respective dates, or, if amended or supplemented prior to the date of this Agreement, as of the date of  (and giving effect to) the last such amendment or supplement (and, in the case of registration statements and proxy statements, on the date of effectiveness and the dates of the relevant meetings, respectively), the Company SEC Documents complied in all material respects with the requirements of the Securities Act, the Exchange Act or the Sarbanes-Oxley Act of 2001, as amended (the “Sarbanes-Oxley Act”), as the case may be, and the rules and regulations of the SEC promulgated thereunder applicable to those Company SEC Documents, and, except to the extent that information contained in such Company SEC Document has been revised, amended, modified or superseded (prior to the date of this Agreement) by a later filed Company SEC Document, none of the Company SEC Documents when filed or furnished contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading.
(b) The financial statements (including any related notes and schedules) contained or incorporated by reference in the Company SEC Documents: (i) complied as to form in all material respects with the published rules and regulations of the SEC applicable thereto; (ii) were prepared in accordance with United States generally accepted accounting principles (“GAAP”) applied on a consistent basis throughout the periods covered (except as may be indicated in the notes to such financial statements or, in the case of unaudited interim financial statements, as may be permitted by the SEC on Form 10-Q, 8-K or any successor form under the Exchange Act); and (iii) fairly presented, in all material respects, the financial position of the Company as of the respective dates thereof and the results of operations and cash flows of the Company for the periods covered thereby (subject, in the case of the unaudited financial statements, to the absence of notes and to normal and recurring year-end adjustments that are not, individually or in the aggregate, material).
(c) The Company maintains a system of internal control over financial reporting (as defined in Rule 13a-15 under the Exchange Act) which is designed to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with GAAP, and includes those policies and procedures that: (i) pertain to the maintenance of records that in reasonable detail accurately and fairly reflect the transactions and dispositions of the assets of the Company; (ii) provide reasonable assurance that transactions are recorded as necessary to permit preparation of financial statements in conformity with GAAP and that receipts and expenditures are being made only in accordance with authorizations of management and the Board of Directors; and (iii) provide reasonable assurance regarding prevention or timely detection of unauthorized acquisition, use or disposition of the assets of the Company that could have a material effect on the financial statements. The Company’s management has completed an assessment of the effectiveness of the Company’s system of internal control over financial reporting in compliance with the requirements of Section 404 of the Sarbanes-Oxley Act for the fiscal year ended December 31, 2017, and, except as set forth in the Company SEC Documents filed prior to the date of this Agreement, that assessment concluded that those controls were effective. To the knowledge of the Company, since January 1, 2018, the Company has not identified or been made aware of: (1) any significant deficiency or material weakness in the design or operation of the internal control over financial reporting utilized by the Company, which is reasonably likely to adversely affect the Company’s ability to record, process, summarize and report financial information; or (2) any fraud, whether or not material, that involves the management or other employees of the Company who have a significant role in the Company’s internal control over financial reporting.
(d) The Company maintains, and has since January 1, 2017 maintained, disclosure controls and procedures as defined in and required by Rule 13a-15 or 15d-15 under the Exchange Act that are reasonably designed to ensure that all information required to be disclosed in the Company’s reports that it files or submits under the Exchange Act is recorded, processed, summarized and reported within the time periods specified in the rules and forms of the SEC and that all such information is accumulated and communicated to the Company’s management as appropriate to allow timely decisions regarding required disclosure and to enable the principal executive officer of the Company and the principal financial officer of the Company to make the certifications required under the Exchange Act with respect to such reports. The Company is in compliance in all material respects with all current listing and corporate governance requirements of NASDAQ.
(e) The Company is not a party to, nor does it have any obligation or other commitment to become a party to, “off-balance sheet arrangements” (as defined in Item 303(a) of Regulation S-K under the Exchange Act) where the result, purpose or intended effect of such Contract is to avoid disclosure of any material transaction involving, or material liabilities of, the Company in the Company SEC Documents.
(f) As of the date of this Agreement, there are no outstanding or unresolved comments in comment letters received from the SEC with respect to the Company SEC Documents. As of the date hereof, to the knowledge of the Company, neither the Company nor its Representatives have received written notice that any Company SEC Documents are the subject of ongoing SEC review or that there are inquiries or investigations by the SEC pending or threatened regarding any accounting practices of the Company.
2.5 Absence of Changes.   Except as expressly contemplated by this Agreement, from December 31, 2017 through the date of this Agreement:
(a) there has not occurred any Event that, individually or in the aggregate, has had or would reasonably be expected to have, a Material Adverse Effect; and
(b) (i) the Acquired Companies have operated in all material respects in the ordinary course of business and (ii) no Acquired Company has:
(1) established a record date for, declared, set aside or paid any dividend or made any other distribution in respect of any shares of its capital stock (including the Shares);
(2) split, combined, subdivided or reclassified any Shares or other equity interests; or
(3) lent money or made capital contributions or advances to or made investments in, any Person other than a Subsidiary (except for advances to employees and consultants for travel and other business related expenses in the ordinary course of business consistent with past practice and in compliance with the Company’s policies related thereto).
2.6 Title to Assets.   Each Acquired Company has good and valid title to all material assets owned by it as of the date of this Agreement, and such assets are, in all material respects, sufficient to carry on the business of the Acquired Companies as currently conducted. All of said material assets are owned by the Acquired Companies free and clear of any Encumbrances (other than Permitted Encumbrances).
2.7 Real Property.
(a) Section 2.7(a) of the Company Disclosure Schedule sets forth the address of each property that is owned by any of the Acquired Companies (the “Owned Real Property”) Except as set forth in Section 2.7(a) of the Company Disclosure Schedule, with respect to each Owned Real Property: (i) the Acquired Company party has a valid fee simple estate in such Owned Real Property, free and clear of all Encumbrances other than Permitted Encumbrances, (ii) the Acquired Companies have not assigned, subleased, transferred, conveyed, licensed, encumbered or otherwise granted to any Person rights to use, enjoy or occupy any portion of the Owned Real Property, (iii) to the knowledge of the Company, there is no pending or threatened condemnation or similar proceeding affecting the Owned Real Property, and (vi) all facilities located on the Owned Real Property have received all approvals of Governmental Bodies required in connection with the operation thereof and have been maintained in accordance with applicable Legal Requirements.
(b) Section 2.7(b) of the Company Disclosure Schedule sets forth the address of each real property that is leased, licensed, used or occupied by the Acquired Companies (whether as lessee, sublessee, licensee or otherwise) (the “Leased Real Property” and together with the Owned Real Property the “Company Real Property”) and a complete and correct list of all leases and subleases therefor (each, a “Real Property Lease”). The Company has made available to Parent a correct and complete copy of each Real Property Lease (including all amendments thereto and any related subordination and/or nondisturbance agreements to which the any Acquired Company is a party). Except as set forth in Section 2.7(b) of the Company Disclosure Schedule, with respect to each Leased Real Property: (i) the Acquired Company party has a valid leasehold estate in such Leased Real Property, free and clear of all Encumbrances other than Permitted Encumbrances, (ii) the Acquired Companies have not assigned, subleased, transferred, conveyed, licensed, encumbered or otherwise granted to any Person rights to use, enjoy or occupy any portion of the Leased Real Property, (iii) each Real Property Lease is binding, enforceable and in full force and effect, (iv) no Acquired Company party thereto, nor, to the knowledge of the Company, any other party to such Real Property Lease, has breached such Real Property Lease, and there is not any condition or event which, with notice or lapse of time or both, would constitute a default under the provisions of such Real Property Lease by the Acquired Company party thereto, nor to the knowledge of the Company, any other party to such Real Property Lease, (v) to the knowledge of the Company, there is no pending or threatened condemnation or similar proceeding affecting the Leased Real Property subject to such Real Property Lease, and (vi) all facilities located on the Leased Real Property have received all approvals of Governmental Bodies required in connection with the operation thereof and have been maintained in accordance with applicable Legal Requirements.
(c) The Company Real Property and the operation thereof by the Acquired Companies complies in all material respects with all applicable Legal Requirements and any restrictive covenant or other Encumbrance binding against such Company Real Property. The Acquired Companies have not received any written notice from any Governmental Body of any violations of any Legal Requirement affecting any portion of the Company Real Property.
(d) The Company Real Property comprises all of the real property used in the business of each Acquired Company.
(e) With respect to Owned Real Property located in the United States, the applicable Acquired Company’s fee simple to each Owned Real Property is insured pursuant to a title insurance policy duly issued by a national title insurance company and each such title insurance policy is valid, in full force and effect and no written claim has been made thereunder (and to the knowledge of the Company, no fact or circumstances exist or have occurred which would be reasonably likely to result in a material claim thereunder) and will remain in full force and effect following the Closing in accordance with its terms. With respect to such Owned Real Property, the Company made available to Purchaser the most current policies of title insurance with respect to each Owned Real Property and the most recent survey of each of the Owned Real Properties in the Company’s possession.
2.8 Intellectual Property; Privacy and Data Security.
(a) Section 2.8(a)(i) of the Company Disclosure Schedule sets forth a complete and accurate list as of the date of this Agreement of all United States and foreign: (A) issued Patents and Patent applications; (B) Trademark registrations and Trademark applications; (C) Copyright registrations and Copyright applications, and (D) Domain Name registrations, in each case, that are Company-Owned IP (such Intellectual Property, the “Company-Owned Registered IP”) and Section 2.8(a)(ii) of the Company Disclosure Schedule sets forth a complete and accurate list as of the date of this Agreement of all United States and foreign: (A) issued Patents and Patent applications; (B) Trademark registrations and Trademark applications; and (C) Copyright registrations and Copyright applications, and (D) Domain Name registrations, in each case, that are Company-Licensed IP (such Intellectual Property, the “Company-Licensed Registered IP”). All Company-Owned Registered IP and, to the knowledge of the Company, Company-Licensed Registered IP in effect and subsisting and, to the knowledge of the Company, other than any pending applications therefor, are valid and enforceable. All necessary registration, maintenance and renewal fees currently due in connection with Company-Owned Registered IP have been made and all necessary documents, recordations and certificates in connection with Company-Owned Registered IP have been filed with the relevant patent, copyright, trademark or other authorities in the United States or foreign jurisdictions, as the case may be, for the purposes of prosecuting, perfecting and maintaining such Company Intellectual Property Registrations in the name of an Acquired Company.
(b) There are no orders, writs, injunctions, judgments, rulings or decrees of, or settlements with, any Governmental Body to which any Acquired Company is subject adversely affecting the validity, transferability, scope, use, registrability or enforceability of any (i) Company-Owned IP and (ii) to the knowledge of the Company, Company-Licensed IP.
(c) No Legal Proceeding (including any interference, opposition, reissue, reexamination, International Trade Commission investigation and similar proceedings) or other claim is (or has since January 1, 2016 been) pending or, to the knowledge of the Company, threatened in writing, by any Person challenging the claim construction, validity, enforceability, priority, inventorship or ownership of any Company-Owned IP or, to the knowledge of the Company, Company-Licensed IP (other than, in each case, challenges issued by the applicable registration authority in connection with the prosecution of pending applications for registration of such Intellectual Property). No Acquired Company has received any written communication alleging or suggesting any of the foregoing. No Legal Proceeding or other claim is (or has since January 1, 2016 been) (i) pending, or threatened in writing, by any Person alleging that any Acquired Company is infringing, misappropriating or otherwise violating the Intellectual Property of such Person; or (ii) pending, or threatened in writing, by any Acquired Company that any Person is infringing, misappropriating or otherwise violating any Company IP and no claim, notice or assertion has been issued or threatened by any Acquired Company alleging the same.
(d) The conduct of the business of the Acquired Companies as currently conducted and as currently planned to be conducted does not and will not infringe, misappropriate or otherwise violate the Intellectual Property of any Person in any respect. To the knowledge of the Company, no Person is infringing, misappropriating or otherwise violating any Company-Owned IP or Company-Licensed IP in any respect.
(e) The Acquired Companies own and have good and exclusive title to (in each case, free from all Encumbrances other than Permitted Encumbrances) all of the Company-Owned IP. The Acquired Companies each have licenses to or other rights to use Company-Licensed IP and other Intellectual Property used in the conduct of the business of the Acquired Companies as currently conducted and as currently planned to be conducted, pursuant to valid and enforceable written agreements; provided, however, that this Section 2.8(e) is not a representation or warranty with respect to infringement, misappropriation or other violation of Intellectual Property. No Person other than an Acquired Company has ownership rights or license rights granted by any Acquired Company to improvements made by or for any Acquired Company in any Acquired Company product or service. No Acquired Company has (i) transferred ownership of, or granted any exclusive license of or exclusive right to use, or authorized the retention of any exclusive rights to use or joint ownership of, any Company IP, to any other Person, or (ii) permitted any Acquired Company’s rights in any material Company-Owned IP that is at present in use by any Acquired Company to lapse or enter the public domain. All Company-Owned IP will be fully transferable, alienable or licensable by Parent without restriction and without payment of any kind to any Person.
(f) The Acquired Companies have taken commercially reasonable measures to protect the confidentiality of Trade Secrets constituting Company IP, including by using commercially reasonable efforts to cause each employee and contractor who has contributed to the development of Company-Owned IP to execute an agreement in the Acquired Companies’ standard form as provided to Parent that imposes on such employee or contractor an obligation to maintain the confidentiality of such Trade Secrets and confidential information. To the Company’s knowledge, since January 1, 2016, no Trade Secret constituting Company-Owned IP has been disclosed or accessed by any Person in a manner that has resulted in the loss of trade secret or other rights of any Acquired Company thereto or therein.
(g) The Acquired Companies have adopted, and are and have been in compliance with, commercially reasonable policies and procedures that apply to the Acquired Companies with respect to privacy, data protection, processing, security and the collection and use of Personal Information gathered or accessed in the course of the operations of the Acquired Companies.
(h) The Acquired Companies have sufficient rights to use all of the IT Systems currently used or held for use by the Acquired Companies in the conduct of their respective businesses as currently conducted and as currently contemplated to be conducted, all of which rights shall survive unchanged the consummation of Transactions. The IT Systems operate and perform in all material respects in accordance with their documentation and functional specifications and otherwise as required in connection with the operation of the respective businesses of the Acquired Companies. The IT Systems have not materially malfunctioned or failed during the two (2)-year period preceding date hereof. There has been no material security breach of any IT Systems or material unauthorized access, use, acquisition or disclosure of any Personal Information owned, used, maintained, received, or controlled by or on behalf of any Acquired Company, including any unauthorized access, use or disclosure of Personal Information that would constitute a breach for which notification to individuals and/or Governmental Bodies is required under any applicable Information Privacy and Security Laws or Contracts to which the Company or any of its Subsidiaries is a party. The Acquired Companies have taken commercially reasonable actions to protect the security and integrity of their IT Systems.
(i) The consummation of the Transactions will not (i) result in the restriction, limitation, invalidity, loss or impairment of or payment of any additional amounts with respect to any Company IP, (ii) require the consent of any other Person in respect of, any Acquired Company’s right to own or use any Company IP, nor (iii) grant or require any Acquired Company to grant to any Person any rights with respect to any Company-Owned IP.
(j) All use and distribution of the Acquired Companies products and services by or through any Acquired Company is in material compliance with all Open Source Licenses applicable thereto, including all copyright notice, license notice and attribution requirements, and all requirements to offer access to corresponding source code. Section 2.8(j)(i) of the Company Disclosure Schedule lists all Open Source Materials (including release number, if any) used by any Acquired Company in any of their respective products or services, or in development or testing thereof. Except as set forth in Section 2.8(j)(ii) of the Company Disclosure Schedule, the Acquired Companies have not: (A) incorporated Open Source Materials into, or combined Open Source Materials with, any of their respective products or services; or (B) distributed Open Source Materials in conjunction with or for use with any of their respective products or services. The Acquired Companies have not used Copyleft Materials in a manner that requires any of their respective products or services, or any portion thereof, to be subject to any Copyleft License.
(k) No source code of any Software owned or controlled by any Acquired Company has been licensed or otherwise provided to any third Person.
2.9 Contracts.
(a) Section 2.9(a) of the Company Disclosure Schedule identifies each Contract to which any Acquired Company is a party, or by which it is bound, that constitutes a Material Contract as of the date of this Agreement. For purposes of this Agreement, each of the following to which any Acquired Company is a party or by which it is bound as of the date of this Agreement constitutes a “Material Contract”:
(i) any Contract that is a settlement, conciliation or similar agreement pursuant to which (A) an Acquired Company will be required after the date of this Agreement to pay any monetary obligations or (B) that contains material obligations or limitations on such Acquired Company’s conduct;

(ii) any Contract, including any purchase order or manufacturing, supply or distribution agreement, that requires by its terms or is reasonably likely to require the payment or delivery of cash or other consideration by or to any Acquired Company in an amount having an expected value in excess of  $1,500,000 annually or in excess of  $3,000,000 in the aggregate (other than any Contract related to the purchase of paper or other raw materials so long as such Contracts for paper or other raw materials do not provide for the purchase of inventory in excess of six (6) months’ supply);
(iii) any Contract that requires by its terms or is reasonably likely to require the payment or delivery of cash or other consideration by or to any Acquired Company in an amount having an expected value in excess of  $1,500,000 in the aggregate and which cannot be cancelled without penalty by any Acquired Company upon notice of one hundred twenty (120) days or less;
(iv) any Contract relating to Indebtedness in excess of  $50,000 (whether incurred, assumed, guaranteed or secured by any asset) of any Acquired Company;
(v) any Contract with any Person (A) constituting a joint venture, partnership, Intellectual Property development, product commercialization, collaboration or similar profit-sharing arrangement; (B) pursuant to which any Acquired Company is or may be required to pay milestones, royalties or other contingent payments; or (C) under which any Acquired Company grants to any Person any right of first refusal, right of first negotiation or similar rights;
(vi) any Contract that by its express terms (A) requires an Acquired Company, or any successor to, or acquirer of, an Acquired Company, to make any payment to another Person as a result of or in connection with a change of control of any Acquired Company (a “Change-of-Control Payment”) or (B) gives another Person a right to (x) receive or elect to receive a Change-of-Control Payment, or (y) terminate or modify in any material respect the terms of a Contract, as a result of a change of control of any Acquired Company;
(vii) any Contract that prohibits the declaration or payment of dividends or distributions in respect of the capital stock of an Acquired Company, the pledging of the capital stock or other equity interests of an Acquired Company or the issuance of any guaranty by an Acquired Company;
(viii) any Contract pursuant to which (1) a third party has assigned, licensed, or granted any right or license with respect to any material Intellectual Property to an Acquired Company, or (2) any Acquired Company assigned, licensed, or granted to a third party, any license or other rights with respect to material Intellectual Property (each, an “IP Contract”);
(ix) any Contract that (A) materially limits the freedom or right of any Acquired Company (or which, following the consummation of the Merger could materially restrict or purports to materially restrict the ability of the Surviving Corporation or Parent or any of their respective Affiliates) to engage in any line of business or to compete with any other Person in any location or line of business; (B) contains any “most favored nations” terms and conditions (including with respect to pricing) granted by any Acquired Company; (C) contains exclusivity obligations or restrictions or otherwise materially limits the freedom or right of any Acquired Company or its Affiliates to research, develop, sell, distribute or manufacture any products or services or any technology or other assets to or for any other Person; or (D) is a purchase, sale or supply contract that contains volume requirements or commitments, “take-or-pay” provisions, exclusive or preferred purchasing arrangements or promotional requirements;
(x) any acquisition or divestiture Contract that contains continuing representations, covenants, indemnities or other obligations (including “earn-out” or other contingent payment obligations);
(xi) any Contract that relates to any swap, forward, futures or other similar derivative transaction;
(xii) any Contract with any Governmental Body (other than a Contract for the sale of any Company Products to a Governmental Body in the ordinary course of business);

(xiii) any Real Property Lease with payments in excess of  $50,000 annually or with a term of five (5) years or more;
(xiv) except as set forth in Section 2.9(a)(xiv) of the Company Disclosure Schedule, any other Contract that is currently in effect and has been filed (or is required to be filed) by the Company as an exhibit pursuant to Item 601(b)(10) of Regulation S-K under the Securities Act or that would be required to be disclosed under Item 404 of Regulation S-K under the Securities Act; and
(xv) any Contract with any Affiliate, director, executive officer (as such term is defined in the Exchange Act), Person holding 5% or more of the Shares, or, to the knowledge of the Company, any Affiliate (other than the Company) or immediate family member of any of the foregoing, other than any Contract with Parent or any of its Affiliates.
(b) Except as set forth in Section 2.9(b) of the Company Disclosure Schedule, as of the date of this Agreement, the Company has either delivered or made available to Parent or Parent’s Representatives an accurate and complete copy of each Material Contract or has publicly made available such Material Contract in the Electronic Data Gathering, Analysis and Retrieval (EDGAR) database of the SEC. No Acquired Company nor, to the knowledge of the Company, the other party is in material breach of, or material default under, any Material Contract, and no Acquired Company, or to the knowledge of the Company, any other party to a Material Contract has taken or failed to take any action that with or without notice, lapse of time or both would constitute a material breach of or material default under any Material Contract or give the other party to any Material Contract the right to terminate or modify in any material respect the terms of such Material Contract. Each Material Contract is, with respect to the Acquired Companies and, to the knowledge of the Company, the other party, a valid and binding agreement in full force and effect, enforceable in accordance with its terms, except as such enforcement may be subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and other similar laws of general applicability relating to or affecting creditors’ rights, and by general equitable principles. Since January 1, 2017, the Acquired Companies have not received any written notice regarding any material violation or breach or default under any Material Contract that has not since been cured.
2.10 Undisclosed Liabilities.   The Acquired Companies do not have any liabilities of any nature (whether accrued, absolute, contingent or otherwise), except for: (a) liabilities reflected or reserved against in the financial statements or notes thereto included in the Company SEC Documents filed prior to the date of this Agreement; (b) liabilities or obligations incurred pursuant to the terms of this Agreement; (c) liabilities for performance of obligations under Contracts binding upon the Acquired Companies (other than resulting from any breach or acceleration thereof) either delivered or made available to Parent or Parent’s Representatives prior to the date of this Agreement or entered into in the ordinary course of business consistent with past practice; (d) liabilities incurred in the ordinary course of business consistent with past practice since December 31, 2017; and (e) liabilities that have not had, and would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect.
2.11 Compliance with Legal Requirements.   The Acquired Companies are, and since January 1, 2016 have been, in compliance in all material respects with all applicable Legal Requirements (other than Gaming Laws) and, since January 1, 2016, none of the Acquired Companies has been given written notice of, or been charged with, any material violation of, any applicable Legal Requirement (other than Gaming Laws).
2.12 Gaming Approvals and Licensing Matters.   During the five (5) years prior to the date of this Agreement, no Acquired Company or any of its officers, directors managers, members, stockholders or, to the knowledge of the Company, other Affiliates of the Company has been denied or has abandoned or withdrawn an application for a Gaming Approval by any Gaming Authority, or had any Gaming Approval revoked, suspended, denied or adversely conditioned. The Acquired Companies are, and since January 1, 2015 have been, in compliance in all material respects with all applicable Gaming Laws and, except as set forth in Section 2.12 of the Company Disclosure Schedule, since January 1, 2015, none of the Acquired Companies have been given written notice of, or been charged with, any violation of, any Gaming Laws resulting in a fine in excess of  $10,000.

2.13 Certain Business Practices.
(a) No Acquired Company nor, to the knowledge of the Company, any of its employees, Representatives or agents, has (i) used any material funds for unlawful contributions, gifts, entertainment or other unlawful expenses relating to political activity; (ii) made any unlawful payment to foreign or domestic government officials or employees or to foreign or domestic political parties or campaigns; or (iii) violated any provision of any Anti-Corruption Laws or any rules or regulations promulgated thereunder, anti-money laundering laws or any rules or regulations promulgated thereunder or any applicable Legal Requirement of similar effect. No Acquired Company has received any written communication that alleges any of the foregoing.
(b) The Acquired Companies are, and at all times during the past five (5) years have been, in compliance with all applicable customs, import and export control and economic sanctions laws, regulations and executive orders of the United States, the United Nations Security Council, the European Union, the United Kingdom, Mexico, the Macau Special Administrative Region of the People’s Republic of China and, to the knowledge of the Company, each other country in which any Acquired Company conducts business (each, a “Sanctions and Export Authority”). None of the Acquired Companies, or any of its officers, directors, employees or, to the knowledge of the Company, its agents or representatives, (i) has been or is designated on any economic or financial sanctions list maintained by any Sanctions and Export Authority, including the U.S. Office of Foreign Assets Control’s List of Specially Designated Nationals and Blocked Persons, Sectoral Sanctions Identification List, or Foreign Sanctions Evader List, or any other similar list maintained by any other applicable Sanctions and Export Authority, (ii) has participated in the past five (5) years in any transaction involving, directly or indirectly, such a designated person or entity, or involving any country or territory that is subject to comprehensive territorial sanctions administered by any applicable Sanctions and Export Authority, or (iii) has maintained at any time in the past five (5) years or maintains any offices, branches, operations, assets, investments, employees or agents in any country or territory that is subject to comprehensive territorial sanctions administered by any applicable Sanctions and Export Authority, including Cuba, Iran, North Korea, Sudan, Syria or the Crimea region of Ukraine.
(c) Each Acquired Company has implemented and maintains in effect policies and procedures designed to ensure compliance by the Acquired Companies and their respective directors, officers, employees and agents with Anti-Corruption Laws, anti-money laundering laws or any rules or regulations promulgated thereunder, and all applicable customs, import and export control and economic sanctions laws, regulations, and executive orders of all applicable Governmental Bodies, including applicable Sanctions and Export Authorities.
2.14 Governmental Authorizations.
(a) The Acquired Companies hold all material Governmental Authorizations necessary to enable the Acquired Companies to own, lease and operate their properties and assets and to carry on and conduct their business in the manner in which such business is currently being conducted. Such material Governmental Authorizations held by the Acquired Companies are valid and in full force and effect. The Acquired Companies are in compliance in all material respects with the terms and requirements of such Governmental Authorizations. No suspension, revocation, cancellation or denial of any such Governmental Authorization is pending or threatened in writing.
(b) Section 2.14(b) of the Company Disclosure Schedule sets forth a true, correct and complete list, as of the date hereof, of all Gaming Approvals held by the Acquired Companies.
2.15 Tax Matters.
(a) (i) Each of the Tax Returns required to be filed by or on behalf of an Acquired Company (the “Company Returns”) have been timely filed (taking into account any extensions of time to file), have been prepared in accordance with all applicable Legal Requirements and are accurate and complete in all material respects, and (ii) all Taxes required to be paid or withheld by an Acquired Company (whether or not shown on the Company Returns) have been paid or withheld and timely paid to the relevant Governmental Body.

(b) The most recent balance sheet included in the Company SEC Documents filed prior to the date of this Agreement reflects adequate accruals and reserves for all liabilities of the Company for Taxes with respect to all periods through the date thereof in accordance with GAAP, other than any Taxes the non-payment of which would not have a Material Adverse Effect. Each Acquired Company has established, in the ordinary course of business consistent with past practice, reserves adequate for the payment of all material unpaid Taxes accrued by such Acquired Company since the date of such balance sheet.
(c) Except as set forth in Section 2.15(c) of the Company Disclosure Schedule, to the Company’s knowledge, as of the date of this Agreement, (i) there are no current examinations or audits of any Company Return in progress involving material Taxes; and (ii) no written claim has been received by any Acquired Company from any Governmental Body in any jurisdiction where each Acquired Company, as applicable, does not file Tax Returns that such Acquired Company is or may be subject to Taxes in that jurisdiction. The Acquired Companies have delivered or made available to Parent or Parent’s Representatives accurate and complete copies of all audit reports and similar documents (to which the Acquired Companies have access) relating to Company Returns for taxable years with respect to which the applicable statute of limitations has not expired which have been requested by Parent. As of the date of this Agreement, no extension or waiver of the statute of limitations period applicable to any of the Company Returns has been granted and is currently in effect.
(d) As of the date of this Agreement, to the knowledge of the Company, no Legal Proceeding involving the IRS or any other Governmental Body is pending or has been threatened in writing against or with respect to any Acquired Company in respect of any Tax, and no Tax deficiency has been asserted in writing as a result of any audit or examination by any Governmental Body that has not been paid or accrued for or is not being contested in good faith and in accordance with applicable Legal Requirements.
(e) No Acquired Company (i) has ever been a member of an affiliated group (within the meaning of Section 1504(a) of the Code) filing a consolidated federal income Tax Return (other than a group the common parent of which is or was the Company or another Acquired Company), and (ii) has any material liability for the Taxes of any other Person (other than the Acquired Companies) under Section 1.1502-6 of the Treasury Regulations (or any similar provision of state, local or non-U.S. law), or as a transferee or successor or otherwise (other than pursuant to agreements not primarily related to Taxes and entered into in the ordinary course of business consistent with past practice).
(f) During the two (2)-year period ending on the date hereof, none of the Acquired Companies has been either a “distributing corporation” or a “controlled corporation” in a distribution of stock intended to qualify for tax-free treatment under Section 355 of the Code.
(g) No Acquired Company has participated in any “listed transaction” within the meaning of Treasury Regulations Section 1.6011-4(b)(2).
(h) The Acquired Companies will not be required to include any item of income in, or exclude any item of deduction from, the computation of taxable income for any taxable period (or portion thereof) ending after the Closing Date as a result of any (i) change in method of accounting for a taxable period ending on or prior to the Closing Date; (ii) “closing agreement” as described in Section 7121 of the Code (or any corresponding or similar provision of state, local or non-U.S. income Tax law) executed prior to the Closing; (iii) installment sale or open transaction disposition made prior to the Closing; (iv) prepaid amount received prior to the Closing; (v) deferred intercompany gain or excess loss account described in the Treasury Regulations under Section 1502 of the Code (or any corresponding or similar provision of state, local or non-U.S. Tax law); or (vi) election under Section 108(i) of the Code made prior to the Closing.
(i) No Acquired Company is party to or bound by any Tax allocation or Tax sharing agreement with any Person, other than any agreement not primarily related to Taxes and entered into in the ordinary course of business.
(j) There are no material liens or other Encumbrances with respect to Taxes upon any of the assets or properties of any Acquired Company, other than Permitted Encumbrances.

2.16 Employee Matters; Benefit Plans.
(a) Except as required by applicable Legal Requirements, the employment of each of the Company’s U.S. employees is terminable by the Company at will.
(b) Except as set forth in Section 2.16(b) of the Company Disclosure Schedule, no Acquired Company is party to or otherwise bound by any collective bargaining agreement or other Contract with a labor union or labor organization representing any of its employees. Except as set forth in Section 2.16(b) of the Company Disclosure Schedule, there is no pending or threatened, nor has there been since January 1, 2016, any, strike, lockout, walkout, work stoppage, slow down, dispute or other union organizing activity, by any employees of the Acquired Companies with respect to their employment with any Acquired Company.
(c) Since January 1, 2016, each Acquired Company has complied in all material respects with all applicable Legal Requirements and laws related to labor relations, employment and employment practices, including tax withholding, equal employment opportunity, discrimination, harassment, retaliation, immigration status, disability rights or benefits, applicant and employee background checking, the Worker Adjustment and Retraining Notification Act of 1988, as amended, and any similar foreign, state or local laws (collectively, “WARN”), equal pay, family and medical leave and other leaves of absence, worker classification, independent contractor arrangements, terms and conditions of employment, workers’ compensation, wages, hours of work and occupational safety and health. Except as set forth in Section 2.16(c) of the Company Disclosure Schedule, there are, and since January 1, 2016 there have been, no Legal Proceedings pending or threatened in writing against any Acquired Company relating to its labor and employment practices or any current or past director, officer or employee of any Acquired Company.
(d) There has been no “mass layoff”, “plant closing” or any other event that triggered WARN, or any early retirement, separation or exit incentive program, in each case affecting any employees of the Acquired Companies, since January 1, 2017, nor has any Acquired Company announced any such action or program for the future. Each independent contractor of Acquired Companies is properly classified as an independent contractor under any applicable Legal Requirements and each exempt and non-exempt employee is properly characterized as such under the applicable Legal Requirements of all jurisdictions in which the Acquired Companies maintain employment relationships.
(e) Section 2.16(e) of the Company Disclosure Schedule sets forth an accurate and complete list of all material Employee Plans. Section 2.16(e) of the Company Disclosure Schedule separately identifies, by country, the Employee Plans that provide benefits to Company Associates that are employed or providing services outside of the United States (the “Foreign Plans”). The Company does not have any formal plan or commitment to create any additional Employee Plans or to modify, change or terminate any existing Employee Plan. The Company has either delivered or made available to Parent or Parent’s Representatives prior to the execution of this Agreement, with respect to each material Employee Plan, accurate and complete copies of, as applicable: (i) all plan documents and all amendments, riders and schedules thereto, and all related trust, insurance, annuity or other funding documents and all amendments, riders and schedules thereto, and in the case of unwritten Employee Plans, written descriptions thereof; (ii) all determination letters or opinion letters issued by the IRS or the United States Department of Labor (“DOL”); (iii) the most recent annual actuarial valuation, if any; (iv) the three most recent annual reports (Form Series 5500 and all schedules and financial statements attached thereto); (v) the most recent summary plan description and any summaries of material modifications thereto; (vi) the most recent compliance and nondiscrimination tests required to be performed under the Code for each Employee Plan; and (vii) all material correspondence to or from the IRS, the DOL, the Pension Benefit Guaranty Corporation or any other Governmental Body with respect to an Employee Plan. For purposes of the listing and disclosure obligations set forth in this Section 2.16(e) only, a material Employee Plan shall not include any standard employment agreement or contract with a Company Associate who is employed or providing services outside of the United States (A) if such Company Associate receives or is anticipated to receive annual total compensation less than $150,000 and (B) if such employment agreement or contract only provides for base salary and other statutorily-required payments or benefits.

(f) Section 2.16(f) of the Company Disclosure Schedule sets forth, for each of the employees listed on Section 4.2(b)(iv)(D) of the Company Disclosure Schedule, the base salary and any benefits or arrangements provided to such employee but not provided to other employees based in the same jurisdiction as such employee.
(g) Neither the Company nor any of its Subsidiaries or ERISA Affiliates currently sponsor, maintain, contribute to, or are required to contribute to, or have ever sponsored, maintained, contributed to, or been required to contribute to, a plan that (i) is or was a “multiemployer plan” (as such term is defined in Section 3(37) of ERISA), (ii) is or was a “defined benefit plan” (as such term is defined in Section 3(35) of ERISA) or any other plan that is or was subject to Section 412 of the Code or Title IV of ERISA or is or was subject to the minimum funding standards of Section 412 of the Code or Section 302 of ERISA, (iii) is or was a “multiple employer plan” (as such term is defined in ERISA or the Code); (iv) is or was a “voluntary employees’ beneficiary association” (as such term is defined in Section 501(c)(9) of the Code) or a “funded welfare plan” (as such term is defined in Section 419 of the Code); or (v) is or was an “employee stock ownership plan” (as such term is defined in Section 4975(e)(7) of the Code) or that otherwise invested or invests in “employer securities” (as such term is defined in Section 409(l) of the Code).
(h) Each Employee Plan has been established, operated and funded in compliance, in all material respects, with its terms and with applicable Legal Requirements, including ERISA and the Code. Each Employee Plan that is intended to be qualified under Section 401(a) of the Code has obtained a favorable determination letter (or opinion letter, if applicable) as to its qualified status on which it can rely and, to the knowledge of the Company, no event has occurred that could reasonably be expected to affect adversely the qualified status of any such Employee Plan. No non-exempt “prohibited transaction” (as defined in Section 4975 of the Code or Section 406 of ERISA) has occurred which could reasonably be expected to subject any of the Company, any of its Subsidiaries, any Employee Plan or any of its related trusts to any Tax or penalty imposed under Section 4975 of the Code or Section 502 of ERISA, and no event has occurred and no condition exists that could reasonably be expected to subject any of the Company, any of its Subsidiaries, any Employee Plan or any of its related trusts to any Tax, penalty, Encumbrance, fine or other liability imposed by ERISA or the Code with respect to any Employee Plan. No Legal Proceeding (other than claims for benefits in the ordinary course) is pending or, to the knowledge of the Company, threatened with respect to any Employee Plan or the assets of any Employee Plan. All social insurance amounts with respect to Company Associates, and all contributions, premiums and payments with respect to each Employee Plan, that are required to be made by the Company or any of its Subsidiaries with respect to periods ending on or prior to the Closing Date have been, or will be, timely made or accrued before the Closing Date.
(i) Except to the extent required under Section 601 et seq. of ERISA or 4980B of the Code (or any other similar state, local or foreign Legal Requirement), neither the Company nor any of its Subsidiaries nor any Employee Plan has any current or future obligation, under an Employee Plan or otherwise, to provide post-employment or retiree welfare benefits to, or to make any payment to or with respect to, any Company Associate (or eligible dependents or beneficiaries of such Company Associate).
(j) Except as set forth in Section 2.16(j) of the Company Disclosure Schedule, neither the execution and delivery of this Agreement nor the consummation of the Transactions (including in combination with other events or circumstances) will (i) increase any compensation or benefits otherwise payable under any Employee Plan or Contract with any Company Associate, (ii) entitle any Company Associate to any payment or benefit or any forgiveness of indebtedness, (iii) result in the acceleration of the time of payment, funding or vesting of any benefits under any Employee Plan or Contract with any Company Associate, (iv) limit or restrict the right of the Company or any of its Subsidiaries to merge, amend, terminate or receive a reversion of assets from any Employee Plan, or (v) result in the payment of any amount that would, individually or in combination with any other such payment, not be deductible by reason of Section 280G of the Code.
(k) Each Employee Plan that is subject to Section 409A of the Code has been administered in compliance with its terms and the operational and documentary requirements of Section 409A of the

Code. The Company does not have an obligation to gross-up, indemnify or otherwise reimburse any Company Associate for any Tax incurred pursuant to Section 409A or Section 4999 of the Code.
(l) The Company has delivered or made available to Parent or Parent’s Representatives copies of (i) the Company Equity Plan and the forms of award agreements under the Company Equity Plan and (ii) each other Contract governing the terms of a Company Option or Company SAR. Each outstanding Company Option and Company SAR has an exercise price equal to or above the fair market value on the date of grant (within the meaning of Section 409A of the Code) and is otherwise not subject to Section 409A of the Code.
(m) Each Foreign Plan that is required to be registered or approved by any Governmental Body under the Legal Requirements of the applicable foreign country has been so registered or approved. Except as has not resulted in, or would not, individually or in the aggregate, reasonably be expected to have or result in, individually or in the aggregate, a material liability to the Company, the fair market value of the assets of each funded Foreign Plan, the liability of each insurer for any Foreign Plan funded through insurance, or the book reserve established for any Foreign Plan, together with any accrued contributions, is sufficient to procure or provide in full for the accrued benefit obligations, with respect to all current and former participants in such Foreign Plan according to the reasonable actuarial assumptions and valuations most recently used to determine employer contributions to and obligations under such Foreign Plan, and the Transactions will not cause any such assets or insurance obligations to be less than such benefit obligations.
2.17 Environmental Matters.
(a) (i) The Acquired Companies are, and at all times since January 1, 2013 have been, in compliance in all material respects with all applicable Environmental Laws, which compliance includes obtaining, maintaining and complying with all Environmental Permits required to operate the business and assets of the Acquired Companies as currently operated; (ii) all Environmental Permits maintained by the Acquired Companies are valid and in full force and effect, and all applications and renewals required to operate the business as currently operated have been timely filed; and (iii) no Acquired Company has received any written notice regarding any revocation, withdrawal, suspension, cancellation, termination or modification of any Environmental Permit.
(b) There is no Legal Proceeding pending or, to the knowledge of the Company, threatened against any Acquired Company alleging that any Acquired Company has violated or is responsible for liability under any Environmental Laws, and no Acquired Company has assumed, undertaken, or otherwise become subject to any liability of another Person relating to Environmental Laws or with respect to Hazardous Materials.
(c) No Acquired Company has received any written notice, report or other information of or entered into any legally binding agreement, order, settlement, judgment, injunction or decree involving uncompleted, outstanding or unresolved material violations, liabilities or requirements on the part of any Acquired Company relating to or arising under Environmental Laws or with respect to Hazardous Materials.
(d) To the knowledge of the Company, there are and have been no Hazardous Materials present or Releases on, at, under or from any real property currently or formerly owned, operated or leased by any of the Acquired Companies, including the Company Real Property, which could reasonably be expected to result in any of the Acquired Companies incurring material liability under Environmental Laws.
(e) None of the Acquired Companies has arranged, by contract, agreement or otherwise, for the transportation, disposal or treatment of Hazardous Materials such that any of them could reasonably be expected to incur material liability under Environmental Laws.
(f) The Acquired Companies have made available all environmental assessments, reports, audits and all material documents in their possession or control relating to their compliance with Environmental Laws or the environmental condition of any real property currently or formerly owned, operated or leased by any Acquired Company.

2.18 Insurance.   The Company has delivered or made available to Parent or Parent’s Representatives an accurate and complete copy of all material insurance policies relating to the business, assets and operations of the Acquired Companies. The Acquired Companies maintain insurance coverage in such amounts and covering such risks as are in accordance in all material respects with normal industry practice for companies of similar size and stage of development. To the Company’s knowledge, all material insurance policies are in full force and effect, no written notice of cancellation or material modification has been received (other than a notice in connection with ordinary renewals), and there is no existing material default or event which, with the giving of notice or lapse of time or both, would constitute a material default, by any insured thereunder. There is no material claim pending under any of the Company’s insurance policies as to which coverage has been questioned, denied or disputed by the underwriters of such policies.
2.19 Legal Proceedings; Orders.
(a) Except as set forth in Section 2.19(a) of the Company Disclosure Schedule, there are no material Legal Proceedings pending and served (or, to the knowledge of the Company, pending and not served or threatened) against any Acquired Company or any of their properties or assets. To the knowledge of the Company, there are no material Legal Proceedings pending or threatened against any present or former officer, director or employee of an Acquired Company in such individual’s capacity as such. Notwithstanding the foregoing, the Company does not make any representation or warranty (pursuant to this Section 2.19(a) or elsewhere in this Agreement) as to whether any of the Transactions (including the Merger) will be the subject of any Legal Proceeding after the date hereof or will be challenged under any Antitrust Laws.
(b) Except as set forth in Section 2.19(b) of the Company Disclosure Schedule, to the Company’s knowledge, there is no material order, writ, injunction or judgment to which an Acquired Company is subject.
(c) To the Company’s knowledge, no material investigation or review by any Governmental Body with respect to an Acquired Company is pending or is being threatened in writing.
2.20 Authority; Binding Nature of Agreement.   The Company has the corporate power and authority to execute and deliver and to perform its obligations under this Agreement and, subject to receipt of the Stockholder Approval, to consummate the Transactions. The Board of Directors, upon the recommendation of the Special Committee, has unanimously (a) determined that this Agreement and the Transactions, including the Merger, are fair to, and in the best interest of, the Company and its stockholders; (b) declared it advisable to enter into this Agreement; (c) adopted this Agreement, approved the execution, delivery and performance by the Company of this Agreement and, subject to receiving the Stockholder Approval, the consummation of the Transactions, including the Merger; (d) on the terms and subject to the conditions set forth in this Agreement, directed that this Agreement be submitted to the stockholders of the Company to be approved; and (e) resolved to recommend the approval of this Agreement by the stockholders of the Company in accordance with the NRS (collectively, the “Company Board Recommendation”). This Agreement has been duly executed and delivered by the Company, and assuming due authorization, execution and delivery by Parent and Merger Sub, this Agreement constitutes the legal, valid and binding obligation of the Company and is enforceable against the Company in accordance with its terms, except as such enforcement may be subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and other similar laws of general applicability relating to or affecting creditors’ rights, and by general equitable principles.
2.21 Takeover Laws.   Assuming the accuracy of the representations and warranties of Parent and Merger Sub set forth in Section 3.8, the Board of Directors has taken and will take all actions so that the restrictions applicable to business combinations contained in or contemplated by (a) the “acquisition of controlling interest” statutes set forth in Sections 78.378 through 78.3793 of the NRS, inclusive; (b) the “combinations with interested stockholders” statutes set forth in Sections 78.411 through 78.444 of the NRS, inclusive; and (c) any other Takeover Law are, and will be, inapplicable to the execution, delivery and performance of this Agreement, the Voting Agreement and to the consummation of the Merger and the other Transactions.

2.22 Non-Contravention; Consents.
(a) Assuming compliance with the applicable provisions of the NRS, the HSR Act (if applicable), any applicable filing, notification or approval in any foreign jurisdiction required by Antitrust Laws (if any), and the rules and regulations of the SEC and NASDAQ, except as set forth in Section 2.22(a) of the Company Disclosure Schedule, the execution and delivery of this Agreement by the Company and the consummation of the Transactions will not: (i) cause a violation of any of the provisions of the charter or bylaws (or other organizational documents) of any Acquired Company; (ii) cause a violation by any Acquired Company of any Legal Requirement or order applicable to an Acquired Company, or to which an Acquired Company is subject; (iii) require any consent or notice under, conflict with, result in breach of, or constitute a default under (or an event that with notice or lapse of time or both would become a default), or give rise to any right of purchase, termination, amendment, cancellation, acceleration or other change of any right or obligation or the loss of any benefit to which an Acquired Company is entitled under any provision of any Material Contract; or (iv) result in an Encumbrance (other than a Permitted Encumbrance) of any of the property or assets of any Acquired Company.
(b) Except (i) for the filing of the articles of merger with the Nevada Secretary of State, (ii) as may be required by the Exchange Act (including reports under the Exchange Act as may be required in connection with this Agreement and the Transactions), the NRS, the HSR Act and any filing, notification or approval in any foreign jurisdiction required by Antitrust Laws (if any), (iii) the Gaming Approvals and (iv) the applicable rules and regulations of the SEC and NASDAQ, the Acquired Companies are not required to give notice to, make any filing with, or obtain any Consent from any Governmental Body at any time prior to the Closing in connection with the execution and delivery of this Agreement by the Company, or the consummation by the Company of the Merger or the other Transactions, except those notices, filings or Consents that the failure to make or obtain are not, individually or in the aggregate, reasonably likely to have a Material Adverse Effect.
2.23 Opinion of Financial Advisor.   The Special Committee has received an opinion of B. Riley FBR, Inc., financial advisor to the Special Committee, to the effect that, as of the date of such opinion, and based on and subject to the assumptions, qualifications, limitations and other matters set forth therein, the Merger Consideration to be received by the holders of Shares (other than the Excluded Shares and Shares held, beneficially or of record, by the parties to the Voting Agreement (other than Parent)) pursuant to this Agreement is fair, from a financial point of view, to such holders of Shares. The Company will make available to Parent a signed copy of such opinion as soon as practicable following its receipt thereof. It is understood and agreed that such opinion will be provided to Parent solely for informational purposes and such opinion is for the benefit of the Special Committee and may not be relied upon by Parent.
2.24 Brokers and Other Advisors.   Except for B. Riley FBR, Inc., no broker, finder, investment banker, financial advisor or other Person is entitled to any brokerage, finder’s, financial advisor’s or other similar fee or commission, or the reimbursement of expenses in connection therewith, in connection with the Transactions based upon arrangements made by or on behalf of the Company; provided, however, that such fees, commissions and/or expenses payable to B. Riley FBR, Inc. shall not exceed those set forth in the engagement letter between the Company and B. Riley FBR, Inc. which has been provided or made available to Parent.
2.25 Vote Required.   The only vote required under applicable Legal Requirements and the charter, bylaws or other organizational documents of the Company to approve this Agreement and approve the Transactions is the affirmative vote of the holders of a majority of the voting power of the outstanding shares of the Company Common Stock entitled to vote thereon at the Company Stockholder Meeting (the “Stockholder Approval”).
2.26 Conflict Minerals.   The Acquired Companies are, and since January 1, 2016 have been, in compliance in all material respects with all applicable Legal Requirements regarding Conflict Minerals, including the requirements of Section 13(p) of the Exchange Act and any applicable written standards, requirements, directives or policies of the SEC or any other Governmental Body relating thereto.
2.27 No Dissenter’s Rights.   No holder of any Share will have or be entitled to assert dissenter’s rights or any other rights of appraisal, pursuant to the NRS or otherwise, as a result of or in connection with this Agreement or any of the Transactions, including the Merger.

2.28 Information Supplied.   None of the information supplied or to be supplied by the Company specifically for inclusion or incorporation by reference in the Proxy Statement relating to the Company Stockholder Meeting will at the time the Proxy Statement is first mailed to the Company’s stockholders or at the time of the Company Stockholder Meeting, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they are made, not misleading, except that no representation or warranty is made by the Company with respect to statements made or incorporated by reference in the Proxy Statement based on information supplied by Parent or Merger Sub or any of their representatives specifically for inclusion or incorporation by reference therein.
SECTION 3
REPRESENTATIONS AND WARRANTIES OF PARENT AND MERGER SUB
Parent and Merger Sub represent and warrant to the Company as follows:
3.1 Due Organization.   Each of Parent and Merger Sub is a corporation or other Entity duly organized, validly existing and in good standing under the laws of its jurisdiction of organization and has all necessary power and authority: (a) to conduct its business in the manner in which its business is currently being conducted; and (b) to own and use its assets in the manner in which its assets are currently owned and used, except where the failure does not have, and would not reasonably be expected to have, individually or in the aggregate, a Parent Material Adverse Effect.
3.2 Merger Sub.   Merger Sub was formed solely for the purpose of engaging in the Transactions and activities incidental thereto and has not engaged, and prior to the Effective Time will not engage, in any business activities and has not conducted, and prior to the Effective Time will not conduct, any operations other than in connection with the Transactions and those incident to Merger Sub’s formation. Either Parent or a wholly owned Subsidiary of Parent owns beneficially and of record all of the outstanding capital stock of Merger Sub, free and clear of all Encumbrances and transfer restrictions, except for Encumbrances or transfer restrictions of general applicability as may be provided under the Securities Act or applicable securities laws.
3.3 Authority; Binding Nature of Agreement.   Each of Parent and Merger Sub has the corporate power and authority to execute and deliver and perform their obligations under this Agreement and to consummate the Transactions. The board of directors of each of Parent and Merger Sub has approved the execution, delivery and performance by Parent and Merger Sub of this Agreement and the consummation of the Transactions, including the Merger. This Agreement has been duly executed and delivered by each of Parent and Merger Sub, and assuming due authorization, execution and delivery by the Company, this Agreement constitutes the legal, valid and binding obligation of Parent and Merger Sub and is enforceable against Parent and Merger Sub, as applicable, in accordance with its terms, except as such enforcement may be subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and other similar laws of general applicability relating to or affecting creditors’ rights, and by general equitable principles.
3.4 Non-Contravention; Consents.
(a) Assuming compliance with the applicable provisions of the NRS, the HSR Act (if applicable) and any applicable filing, notification or approval in any foreign jurisdiction required by Antitrust Laws (if any), the execution and delivery of this Agreement by Parent and Merger Sub and the consummation of the Transactions will not: (i) cause a violation of any of the provisions of the charter or bylaws (or other organizational documents) of Parent or Merger Sub; (ii) cause a violation by Parent or Merger Sub of any Legal Requirement or order applicable to Parent or Merger Sub, or to which Parent or Merger Sub are subject; or (iii) require any consent or notice under, conflict with, result in breach of, constitute a default under, or give rise to any right of purchase, termination, amendment, cancellation, acceleration or other change of any right or obligation or the loss of any benefit to which Parent or Merger Sub is entitled under any provision of any Contract, except, in the case of clauses (ii) and (iii), as would not have or reasonably be expected to have, individually or in the aggregate, a Parent Material Adverse Effect.
(b) Except (i) for the filing of the articles of merger with the Nevada Secretary of State, (ii) as may be required by the Exchange Act (including reports under the Exchange Act as may be required in connection with this Agreement and the Transactions), Takeover Laws, the NRS, the HSR Act and any filing, notification or approval in any foreign jurisdiction required by Antitrust Laws (if any) and (iii) the Gaming Approvals, neither Parent nor Merger Sub, nor any of Parent’s other Affiliates, is required to give notice to, make any filing with or obtain any Consent from any Governmental Body at any time prior to the Closing in connection with the execution and delivery of this Agreement by Parent or Merger Sub, or the consummation by Parent or Merger Sub of the Merger or the other Transactions, except those that the failure to make or obtain as would not have or reasonably be expected to have, individually or in the aggregate, a Parent Material Adverse Effect. No vote of Parent’s or Merger Sub’s stockholders is necessary to approve this Agreement or any of the Transactions other than the approval of this Agreement by the sole stockholder of Merger Sub, which shall be obtained following execution of this Agreement.
(c) As of the date hereof, to the knowledge of Parent, there are no facts or circumstances with respect to Parent or Merger Sub or any of their respective Affiliates insofar as such Affiliate-owned interest would be attributable to Parent or Merger Sub under any applicable Gaming Law that would prevent or materially delay receipt of any Gaming Approvals.
3.5 Disclosure.   None of the information supplied or to be supplied by or on behalf of Parent or any of its Affiliates for inclusion or incorporation by reference in the Proxy Statement will, at the time the Proxy Statement is filed with the SEC, or at the time the Proxy Statement is first mailed to the Company’s stockholders or at the time of the Company Stockholder Meeting, as applicable, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they are made, not misleading.
3.6 Absence of Litigation.   There is no Legal Proceeding pending and served or, to the knowledge of Parent, pending and not served or threatened, against Parent or Merger Sub, except as would not, and would not reasonably be expected to, individually or in the aggregate, have a Parent Material Adverse Effect. To the knowledge of Parent or Merger Sub, neither Parent nor Merger Sub is subject to any continuing order of, consent decree, settlement agreement or similar written agreement with, or continuing investigation by, any Governmental Body, or any order, writ, judgment, injunction, decree, determination or award of any Governmental Body, except as would not, and would not reasonably be expected to, individually or in the aggregate, have a Parent Material Adverse Effect. Notwithstanding the foregoing, Parent does not make any representation or warranty (pursuant to this Section 3.6 or elsewhere in this Agreement) as to whether any of the Transactions (including the Merger) will be the subject of any Legal Proceeding after the date hereof or will be challenged under any Antitrust Laws.
3.7 Sufficiency of Funds.   Parent currently has, or as of the Effective Time will have (and will make available to Merger Sub in a timely manner), available funds (including cash, cash equivalents, available lines of credit or other sources of immediately available funds) in an amount sufficient to consummate the Transactions by payment in cash of the aggregate Merger Consideration following the Effective Time and the aggregate amounts payable to holders of Company Equity Awards following the Effective Time pursuant to Section 1.7(a).
3.8 Ownership of Shares.   Neither Parent nor any of Parent’s Affiliates directly or indirectly owns, and at all times for the past two (2) years (and at all times prior to September 12, 2002), neither Parent nor any of Parent’s controlled Affiliates has owned, beneficially or otherwise, any Shares or any securities, contracts or obligations convertible into or exercisable or exchangeable for Shares. Neither Parent nor Merger Sub is, nor for the past two (2) years has been, an “interested stockholder” of the Company under Section 78.423 of the NRS.
3.9 Acknowledgement by Parent and Merger Sub.
(a) Neither Parent nor Merger Sub is relying and neither Parent nor Merger Sub has relied on any representations or warranties whatsoever regarding the subject matter of this Agreement, express or implied, except for the representations and warranties in Section 2, including the Company Disclosure Schedule. Such representations and warranties by the Acquired Companies constitute the sole and exclusive representations and warranties of the Acquired Companies in connection with the Transactions and each of Parent and Merger Sub understands, acknowledges and agrees that all other representations and warranties of any kind or nature, whether express, implied or statutory are specifically disclaimed by the Acquired Companies.
(b) In connection with the due diligence investigation of the Acquired Companies by Parent and Merger Sub and their respective Affiliates, stockholders, directors, officers, employees, agents, Representatives or advisors, Parent and Merger Sub and their respective Affiliates, stockholders, directors, officers, employees, agents, Representatives and advisors have received and may continue to receive after the date hereof from the Company, the other Acquired Companies and their respective Affiliates, stockholders, directors, officers, employees, consultants, agents, Representatives and advisors certain estimates, projections, forecasts and other forward-looking information, as well as certain business plan information, regarding the Acquired Companies and their respective businesses and operations. Parent and Merger Sub hereby acknowledge that there are uncertainties inherent in attempting to make such estimates, projections, forecasts and other forward-looking statements, as well as in such business plans, and that Parent and Merger Sub will have no claim against the Acquired Companies, or any of their respective Affiliates, stockholders, directors, officers, employees, consultants, agents, Representatives or advisors, or any other Person with respect thereto unless any such information is expressly included in a representation or warranty contained in this Agreement. Accordingly, Parent and Merger Sub hereby acknowledge and agree that neither the Acquired Companies nor any of their respective Affiliates, stockholders, directors, officers, employees, consultants, agents, Representatives or advisors, nor any other Person, has made or is making any express or implied representation or warranty with respect to such estimates, projections, forecasts, forward-looking statements or business plans unless any such information is expressly included in a representation or warranty contained in this Agreement.
3.10 Brokers and Other Advisors.   Except for Nomura Securities Co., Ltd., no broker, finder, investment banker, financial advisor or other Person is entitled to any brokerage, finder’s, financial advisor’s or other similar fee or commission, or the reimbursement of expenses in connection therewith, in connection with the Transactions based upon arrangements made by or on behalf of Parent, Merger Sub or any of their respective Affiliates, except for Persons, if any, whose fees and expenses shall be paid by Parent or Merger Sub.
3.11 Limited Guaranty.   The Limited Guaranty will be in full force and effect and is a legal, valid and binding obligation of the Guarantor, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar Legal Requirements of general applicability relating to or affecting creditors’ rights and to general equity principles, and no event will have occurred, which with or without notice, lapse of time or both, would constitute a default on the part of the Guarantor under its Limited Guaranty.
3.12 Information Supplied.   None of the information supplied or to be supplied by Parent or Merger Sub specifically for inclusion or incorporation by reference in the Proxy Statement will, at the time the Proxy Statement is first mailed to the Company’s stockholders or at the time of the Company Stockholder Meeting contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they are made, not misleading, except that no representation or warranty is made by Parent or Merger Sub with respect to statements made or incorporated by reference therein based on information supplied by the Company or any of their Representatives specifically for inclusion or incorporation by reference therein.
SECTION 4
CERTAIN COVENANTS OF THE COMPANY
4.1 Access and Investigation.
(a) Subject to Section 5.14 and subject further to that certain Clean Team Agreement dated November 5, 2018 with respect to Competitively Sensitive Information, as defined therein, which definition is incorporated herein and made a part hereof, during the period from the date of this Agreement until the earlier of the Effective Time and the termination of this Agreement pursuant to Section 7 (the “Pre-Closing Period”), upon reasonable advance notice to the Company, the Acquired Companies shall, and shall cause the respective Representatives of the Acquired Companies to, provide

Parent and Parent’s Representatives with reasonable access during normal business hours of the Company to the Company’s Representatives, offices, facilities, real property, designated personnel and assets and to all existing books, records, documents and information relating to the Acquired Companies, and promptly provide Parent and Parent’s Representatives with all reasonably requested information regarding the business of the Acquired Companies and such additional financial, operating and other data and information regarding the Acquired Companies, as Parent may reasonably request, in each case for any reasonable business purpose related to the consummation of the Transactions; provided, however, that any such access shall be conducted at Parent’s expense, at a reasonable time, under the supervision of appropriate personnel of the Acquired Companies and in such a manner as not to unreasonably interfere with the normal operation of the business of the Acquired Companies. Nothing herein shall require any of the Acquired Companies to disclose any information to Parent if such disclosure would, in the Company’s reasonable discretion, upon the advice of the Company’s outside counsel, and after notice to Parent (i) jeopardize any attorney-client or other legal privilege (so long as the Acquired Companies have reasonably cooperated with Parent to permit such inspection of or to disclose such information on a basis that does not waive such privilege with respect thereto); or (ii) contravene any applicable Legal Requirement or Contract (so long as the Acquired Companies have reasonably cooperated with Parent to permit disclosure to the extent permitted by Legal Requirements (including providing such information under the terms of the Clean Team Agreement if applicable) or the contractual counterparty).
(b) (i) Access pursuant to Section 4.1(a) shall include the right to conduct sampling at the Company Real Property set forth in Section 4.1(b)(i) of the Company Disclosure Schedule in a manner that complies with the terms of any applicable Real Property Lease and does not unreasonably interfere with the business activities of the Acquired Companies.
(ii) If sampling conducted at any Company Real Property identifies contamination that requires Remediation in order to meet the published cleanup standards of any Governmental Body with jurisdiction over such Company Real Property, upon the request of Parent, the Company and Parent shall enter into a site access agreement (to include provisions relating to site restoration, compliance with law/work and safety rules, information sharing, insurance and indemnity, among others) pursuant to which the Company shall conduct Remediation of such contamination to the reasonable satisfaction of Parent. The Company shall use commercially reasonable efforts to complete the Remediation prior to the Closing.
(c) (i) Subject to applicable Legal Requirements, each of the Company and Parent shall promptly notify the other of  (A) any notice or other communication received by such Party from any Governmental Body in connection with this Agreement, the Merger or the other Transactions, or from any Person alleging that the consent of such Person is or may be required in connection with the Merger or the other Transactions; or (B) any Legal Proceeding commenced or, to any Party’s knowledge, threatened in writing against, such Party or any of its Subsidiaries or otherwise relating to, involving or affecting such Party or any of its Subsidiaries, in each case in connection with, arising from or otherwise relating to the Merger or any other Transaction.
(ii) (A) The Company shall give prompt notice to Parent of any Event that has had or would reasonably be expected to have a Material Adverse Effect, or would reasonably be expected to make the satisfaction of any of the conditions set forth in Section 6 impossible or unlikely, and (B) Parent shall give prompt notice to the Company of any Event that has had or would reasonably be expected to have a Parent Material Adverse Effect, or would reasonably be expected to make the satisfaction of any of the conditions set forth in Section 6 impossible or unlikely.
(iii) For the avoidance of doubt, the delivery of any notice pursuant to this Section 4.1(c) shall not cure any breach of any representation or warranty requiring disclosure of such matter prior to the date of this Agreement or otherwise limit or affect the remedies available hereunder to any Party. The failure to deliver any such notice shall not affect any of the conditions set forth in Section 6 or give rise to any right to terminate under Section 7.
4.2 Operation of the Acquired Companies’ Business.   During the Pre-Closing Period, except (x) as expressly required by this Agreement or as required by any applicable Legal Requirement; (y) with the written consent of Parent (not to be unreasonably withheld, conditioned or delayed) when not in contravention of any Legal Requirement as jointly determined by Parent’s counsel and the Company’s counsel; or (z) as set forth in Section 4.2 of the Company Disclosure Schedule:
(a) the Company shall, and shall cause each Acquired Company to, (i) conduct its business in the ordinary course consistent with past practice and (ii) use commercially reasonable efforts to preserve intact its material assets, properties, Contracts, licenses and business organization and its relationship with key Company Associates and to preserve satisfactory business relationships with Governmental Bodies (including Gaming Authorities); and
(b) the Acquired Companies shall not:
(i) (A) establish a record date for, declare, set aside or pay any dividend or make any other distribution in respect of any shares of its capital stock (including the Shares), except as set forth on Section 4.2(b)(i)(A) of the Company Disclosure Schedule; or (B) repurchase, redeem or otherwise reacquire any of the Shares, or any rights, warrants or options to acquire any of the Shares, other than in connection with withholding of Shares to satisfy the exercise price and/or Tax obligations with respect to Company Options pursuant to the terms of written commitments in effect as of the date hereof;
(ii) split, combine, subdivide or reclassify any Shares or other equity interests;
(iii) sell, issue, grant, deliver, pledge, transfer, encumber or authorize the sale, issuance, grant, delivery, pledge, transfer or encumbrance of  (A) any capital stock, equity interest or other security; (B) any option, stock appreciation right, restricted stock, restricted stock unit, other equity-based compensation award (whether payable in cash, stock, or otherwise), call, warrant, restricted securities or right to acquire any capital stock, equity interest or other security; or (C) any instrument convertible into or exchangeable for any capital stock, equity interest or other security (except that the Company may issue Shares as required to be issued upon the exercise of Company Options outstanding as of the date of this Agreement pursuant to the terms of written commitments in effect as of the date hereof that have been delivered or made available to Parent);
(iv) except as contemplated by Section 1.7 and Section 5.4, or as required by any Legal Requirement or under any Employee Plan as in effect on the date of this Agreement and disclosed on Section 2.16 of the Company Disclosure Schedule, (A) establish, adopt, terminate or materially amend any Employee Plan (or any plan, program, arrangement or agreement that would be an Employee Plan if it were in existence on the date hereof), (B) amend or waive any of its material rights under, or accelerate the vesting under, any provision of the Company Equity Plan or any Contracts evidencing Company Equity Awards, (C) accelerate the vesting, payment or funding of any compensation or benefits under any Employee Plan (or any plan, program, arrangement or agreement that would be an Employee Plan if it were in existence on the date hereof), (D) grant or pay any Company Associate any increase in compensation, bonus or severance, retention or other payments or benefits (other than salary increases paid in the ordinary course of business consistent with past practice), (E) promote or change the title of any of its employees (retroactively or otherwise); (F) hire or make an offer to hire any new employee or consultant (other than in the ordinary course of business where the consultant or new hire would not receive a total annual compensation that exceeds $200,000); or (G) grant any new right to severance or termination pay to any Company Associate;
(v) effectuate any “mass layoff”, “plant closing” or other action that would trigger WARN;
(vi) terminate, allow to lapse or expire, suspend, modify or otherwise take any step to limit the effectiveness or validity of, or fail to maintain as valid and in full force and effect, any applicable Governmental Authorization (including any Gaming Approval);
(vii) amend or permit the adoption of any amendment to its charter or bylaws or other organizational documents;
(viii) form any Subsidiary, acquire any equity interest in any other Entity or enter into any joint venture, partnership or similar arrangement;

(ix) make or authorize any capital expenditure (except that the Acquired Companies may make capital expenditures that do not exceed, in the aggregate, the amounts set forth in the Company’s approved capital budget set forth in Section 4.2(b)(ix) of the Company Disclosure Schedule);
(x) acquire, lease, license, sublicense, pledge, sell or otherwise dispose of, divest or spin-off, abandon, waive, covenant not to assert, relinquish or permit to lapse (other than any Patent expiring at the end of its statutory term), transfer, assign, guarantee, exchange or swap, mortgage or otherwise subject to any Encumbrance (other than Permitted Encumbrances) any material right or other material asset or property or Leased Real Property other than in the ordinary course of business;
(xi) lend money or make capital contributions or advances to or make investments in, any Person other than a Subsidiary (except for advances to employees and consultants for travel and other business related expenses in the ordinary course of business consistent with past practice and in compliance with the Company’s policies related thereto);
(xii) except as required by applicable Legal Requirements or in the ordinary course of business consistent with past practice, (A) make any material change to any accounting method or accounting period used for Tax purposes; (B) make, rescind or change any material Tax election; (C) file a material amended Tax Return; (D) enter into a closing agreement with any Governmental Body regarding any Tax liability or assessment; (E) settle, compromise or consent to any material Tax claim or assessment or surrender a right to a material Tax refund; (F) waive or extend the statute of limitations with respect to any material Tax or material Tax Return; or (G) take any action, or cause or otherwise permit any other Persons to take any action, which would materially increase Parent’s or any of its Affiliates’ (which following the Closing shall include the Acquired Companies) liability for Taxes;
(xiii) (A) amend or modify in any material respect, or waive any material rights under or voluntarily terminate, any Material Contract; (B) enter into any Contract which if entered into prior to the date hereof would have been a Material Contract; or (C) amend or modify any Contract such that if entered prior to the date hereof such Contract as amended or modified would have been a Material Contract;
(xiv) (1) settle, release, waive or compromise any Legal Proceeding or other claim (or threatened Legal Proceeding or other claim), other than any settlement, release, waiver or compromise that (A) results solely in monetary obligations involving only the payment of monies by the Acquired Companies of not more than $100,000 in the aggregate (excluding monetary obligations that are funded by an indemnity obligation to, or an insurance policy of, any Acquired Companies); or (B) results in no monetary or other material non-monetary obligation of any Acquired Company; provided, however, that (x) the settlement, release, waiver or compromise of any Legal Proceeding or claim brought by the stockholders of the Company against the Company and/or its directors relating to the Transactions or a breach of this Agreement or any other agreements contemplated hereby shall be subject to Section 5.6, and (y) the foregoing shall not permit the Company to settle, release, waive or compromise any Legal Proceeding or claim (a) that provides for the grant to any third party of a license or other grant of rights to any material Intellectual Property or (b) that would impose any material restrictions or changes on the business or operations of, or the admission of wrongdoing by, the Company or (2) commence any material Legal Proceeding, other than in the ordinary course of business;
(xv) enter into any collective bargaining agreement or other agreement with any labor union, works council or labor organization (except to the extent required by applicable Legal Requirements);
(xvi) adopt or implement any stockholder rights plan, “poison pill” or similar arrangement;
(xvii) adopt a plan or agreement of complete or partial liquidation or dissolution, merger, consolidation, restructuring, recapitalization or other reorganization of any of the Acquired Companies;

(xviii) (A) amend or modify the compensation terms or any other obligations of the Company contained in the engagement letter with B. Riley FBR, Inc. in a manner adverse to the Company, any of its Subsidiaries or Parent, or (B) engage other financial advisors in connection with the Transactions unless, in the case of this clause (B), the Board of Directors determines in good faith, after consultation with the Company’s outside legal counsel, that failure to do so would be inconsistent with its fiduciary duties to the Company’s stockholders under applicable Legal Requirements;
(xix) (A) incur, assume or otherwise become liable or responsible for any Indebtedness, except for Indebtedness incurred in the ordinary course of business consistent with past practice to fund working capital requirements in an amount not to exceed $2,000,000 at any time, (B) repay (other than in the ordinary course of business consistent with past practice), redeem or repurchase any Indebtedness or (C) cancel any material debt or claim owed to the Company or any of its Subsidiaries;
(xx) enter into any Contract or transaction between the Company or any of its Subsidiaries, on the one hand, and any Affiliate of the Company or any of its Subsidiaries on the other hand, other than (A) in the ordinary course of business consistent with past practice and on terms no less favorable to the Company or its Subsidiary, as applicable, than the terms governing such transactions with third parties or (B) any Contract or transaction with Parent or any of its Affiliates; or (C) any Contract with the Company’s directors or executive officers permitted by clauses (i), (iii) and (iv) of this Section 4.2(b); or
(xxi) authorize any of, or agree or commit to take, any of the actions described in the foregoing clauses (i) through (xx) of this Section 4.2(b).
Notwithstanding the foregoing, nothing contained herein shall give to Parent or Merger Sub, directly or indirectly, rights to control or direct the operations of the Acquired Companies prior to the Effective Time. Prior to the Effective Time, each of Parent and the Company shall exercise, consistent with the terms and conditions hereof, complete control and supervision of its and its, if applicable, Subsidiaries’ respective operations. Notwithstanding anything to the contrary set forth in this Agreement, no consent of Parent shall be required with respect to any matter set forth in this Section 4.2 or elsewhere in this Agreement to the extent that the requirement of such consent could, as jointly determined by Parent’s outside counsel and the Company’s outside counsel, violate any applicable Legal Requirement.
4.3 Go-Shop; No Solicitation.
(a) Notwithstanding anything to the contrary contained in this Agreement, during the period beginning on the date of this Agreement and continuing until 12:01 a.m. (New York City time) on February 2, 2019 (the “No-Shop Period Start Date”), the Company and its Representatives shall have the right to (i) initiate, solicit, facilitate and encourage any inquiry or the making of any proposal or offer that constitutes an Acquisition Proposal, (ii) furnish to any Person any information which is reasonably requested by such Person in connection with such Person’s potentially making an Acquisition Proposal and (iii) participate or engage in discussions or negotiations with such Person regarding an Acquisition Proposal; provided, however, that (A) prior to participating or engaging in such discussions or negotiations or furnishing such information, the Company shall have entered into an Acceptable Confidentiality Agreement with such Person and (B) the Company will provide to Parent any information relating to the Company or any of the Company’s Subsidiaries that was not previously provided or made available to Parent prior to or concurrently with the time it is furnished to such Person. On the No-Shop Period Start Date, the Company shall notify Parent in writing of the identity of each Excluded Party from whom the Company received a written Acquisition Proposal after the execution of this Agreement and prior to the No-Shop Period Start Date, which notice shall include copies of drafts of proposed agreements, term sheets or letters of intent related thereto provided to the Company or any of its Representatives.
(b) On the No-Shop Period Start Date, the Company shall, and shall cause its Representatives to, immediately cease and cause to be terminated any discussions or negotiations conducted with any Persons other than Parent (and its Representatives) and any Excluded Party (and its Representatives)

with respect to any Acquisition Proposal, including immediately revoking or withdrawing access of any Person other than Parent (and its Representatives) and any Excluded Party (and its Representatives) to any data room (virtual or actual) containing any non-public information with respect to the Company or the Company Subsidiaries and request the prompt return or destruction of all confidential information previously furnished to any such Person and its Representatives other than Parent (and its Representatives) and any Excluded Party (and its Representatives). The Company shall not terminate, waive, amend or modify any provision of any standstill or confidentiality agreement to which the Company is a party with respect to an Acquisition Proposal, except to permit the applicable party to make a confidential Acquisition Proposal to the Company or the Board of Directors.
(c) Except as permitted by this Section 4.3, during the Pre-Closing Period the Acquired Companies shall not, and shall cause their officers and directors not to, and shall use reasonable best efforts to cause their other Representatives not to, directly or indirectly, (i) continue any solicitation, knowing encouragement, discussions or negotiations with any Persons that may be ongoing with respect to an Acquisition Proposal; (ii) (A) solicit, initiate or knowingly facilitate or encourage (including by way of furnishing non-public information) any inquiries regarding, or the making of any proposal or offer that constitutes, or could reasonably be expected to lead to, an Acquisition Proposal; (B) engage in, continue or otherwise participate in any discussions or negotiations regarding, or furnish to any other Person any non-public information in connection with, or for the purpose of soliciting or knowingly encouraging or facilitating, an Acquisition Proposal or any proposal or offer that could reasonably be expected to lead to an Acquisition Proposal; (C) approve, adopt, endorse or recommend or enter into any letter of intent, acquisition agreement, agreement in principle or similar agreement with respect to an Acquisition Proposal or any proposal or offer that could reasonably be expected to lead to an Acquisition Proposal; or (D) exempt any Person (other than Parent and its Subsidiaries) from the restrictions on “business combinations” or any similar provision contained in applicable Takeover Laws or the Company’s organizational and other governing documents; (iii) waive or release any Person from, forebear in the enforcement of, or amend any standstill agreement or any standstill provisions of any other Contract; or (iv) resolve or agree to do any of the foregoing.
(d) If at any time on or after the No-Shop Period Start Date and prior to the receipt of the Stockholder Approval, any Acquired Company or any of their Representatives receives an unsolicited bona fide written Acquisition Proposal from any Person or group of Persons, which Acquisition Proposal did not result from a material breach of this Section 4.3, (i) the Company and its Representatives may contact such Person or group of Persons solely to clarify the terms and conditions thereof so as to determine whether such Acquisition Proposal is, or is reasonably likely to result in, a Superior Offer; and (ii) if the Board of Directors determines in good faith, after consultation with financial advisors and outside legal counsel, that such Acquisition Proposal constitutes or would reasonably be expected to lead to a Superior Offer and that the failure to take such action described in clauses (A) and (B) below would be inconsistent with its fiduciary duties to the Company’s stockholders under applicable Legal Requirements, then the Company and its Representatives may (A) furnish, pursuant to an Acceptable Confidentiality Agreement, information (including non-public information) with respect to the Acquired Companies to the Person or group of Persons who has made such Acquisition Proposal; provided, however, that the Company shall, prior to or substantially simultaneously with the provision of any non-public information concerning the Acquired Companies to any such Person, provide to Parent any such non-public information to the extent access to such information was not previously provided to Parent or its Representatives; and (B) engage in or otherwise participate in discussions or negotiations with the Person or group of Persons making such Acquisition Proposal; provided further, however, that in the case of clauses (A) and (B), at or prior to the first time that the Company furnishes any information to or participates in any discussions or negotiations with any Person on or after the date of this Agreement, the Company shall provide written notice to Parent of such determination in good faith of the Board of Directors as provided for above. For the avoidance of doubt, notwithstanding the occurrence of the No-Shop Period Start Date, prior to obtaining the Stockholder Approval, the Company is permitted to engage in the activities described in this Section 4.3(d) with respect to any Excluded Party unless such Excluded Party ceases to be an Excluded Party in accordance with the definition thereof.

(e) From and after the No-Shop Period Start Date, the Company shall (i) promptly (and in any event within 48 hours) notify Parent of, and provide to Parent a copy of, any written Acquisition Proposal (including any proposed term sheet, letter of intent, acquisition agreement, financing arrangement or other written materials with respect thereto and indicating the identity of such Person or group of Persons), and (ii) keep Parent reasonably informed of any material developments, discussions or negotiations regarding any Acquisition Proposal on a prompt basis.
(f) Nothing in this Section 4.3 or elsewhere in this Agreement shall prohibit the Company from (i) taking and disclosing to the stockholders of the Company a position contemplated by Rule 14e-2(a), Rule 14d-9 or Item 1012(a) of Regulation M-A promulgated under the Exchange Act, including any “stop, look and listen” communication pursuant to Rule 14d-9(f) promulgated under the Exchange Act, or (ii) making any disclosure to the stockholders of the Company that is required by applicable Legal Requirements; provided, however, that the Board of Directors shall not effect a Company Adverse Change Recommendation except in accordance with Section 5.1.
(g) If at any time on or after the No-Shop Period Start Date and prior to the receipt of the Stockholder Approval, any Acquired Company or any of its Representatives receives an unsolicited bona fide request for a waiver or release under any standstill or similar contract, then the Company shall promptly (and in any event within 48 hours) notify Parent of such request. Notwithstanding anything to the contrary in Section 4.3(c) or elsewhere in this Agreement, the Company may waive provisions of a standstill or similar contract applicable to any Person or group (or its Representatives) in response to an unsolicited proposal that did not result from a breach of this Section 4.3 that could reasonably be expected to lead to a Superior Offer if the Board of Directors determines in good faith after consultation with the Company’s outside counsel that failure to do so would be inconsistent with its fiduciary duties to the Company’s stockholders under applicable Legal Requirements.
(h) The Company agrees that in the event any of the Company’s Subsidiaries or any Representative of the Company or any of its Subsidiaries takes any action which, if taken by the Company, would constitute a breach of this Section 4.3, the Company shall be deemed to be in breach of this Section 4.3.
(i) No failure or delay by the Company in providing any notice or written materials required by this Section 4.3 shall constitute a breach of this Agreement except to the extent that such failure or delay materially prejudices the rights of Parent under Section 5.1.
4.4 Leased Real Property Estoppels.   At Parent’s request, each Acquired Company agrees to request an estoppel certificate of each landlord of a Real Property Lease made pursuant to the provisions of the applicable Real Property Lease as to such matters relating to the applicable Real Property Lease as Parent shall reasonably request. Each Acquired Company agrees to use commercially reasonable efforts to obtain such estoppel certificates; provided, however, that no Acquired Company shall be required to pay any compensation or other consideration to obtain such estoppel certificates other than immaterial processing fees or legal fees of counsel to landlords. For avoidance of doubt, the receipt of such estoppel certificates shall not be a condition to the Closing.
SECTION 5
ADDITIONAL COVENANTS OF THE PARTIES
5.1 Company Board Recommendation.
(a) During the Pre-Closing Period, subject to Section 5.1(b), neither the Board of Directors nor any committee thereof shall (i) fail to include the Company Board Recommendation in the Proxy Statement, (ii) withdraw or withhold (or modify or qualify in a manner adverse to Parent or Merger Sub), or publicly propose to withdraw or withhold (or modify or qualify in a manner adverse to Parent or Merger Sub), the Company Board Recommendation; or (iii) adopt, approve, recommend or declare advisable, or publicly propose to adopt, approve, recommend or declare advisable, any Acquisition Proposal (any action described in this Section 5.1(a) being referred to as a “Company Adverse Change Recommendation”).

(b) Notwithstanding anything to the contrary contained in this Agreement, at any time after the date of this Agreement and prior to obtaining the Stockholder Approval, and subject to compliance with the other provisions of this Section 5.1:
(i) if any Acquired Company has received a bona fide written Acquisition Proposal from any Person that has not been withdrawn, and after consultation with financial advisors and outside legal counsel, the Board of Directors shall have determined, in good faith, that such Acquisition Proposal is a Superior Offer, (A) the Board of Directors may make a Company Adverse Change Recommendation; or (B) provided that no Acquired Company or its Representatives are in material breach of any covenant or obligation set forth in Section 4.3 with respect to such Acquisition Proposal, the Company may terminate this Agreement pursuant to Section 7.1(f) to enter into a Specified Agreement with respect to such Superior Offer, in each case, if and only if: (1) the Company shall have given Parent prior written notice of its intention to consider making a Company Adverse Change Recommendation or terminating this Agreement pursuant to Section 7.1(f) at least five (5) business days prior to making any such Company Adverse Change Recommendation or termination (a “Determination Notice”) (which notice and any public disclosure thereof shall not, by itself, constitute a Company Adverse Change Recommendation or termination) and, if desired by Parent, during such five (5)-business day period shall have negotiated in good faith with respect to any revisions to the terms of this Agreement or another proposal to the extent proposed by Parent so that such Acquisition Proposal would cease to constitute a Superior Offer; and (2)(a) the Company shall have provided to Parent information with respect to such Acquisition Proposal in accordance with Section 4.3(a) or Section 4.3(e), as applicable; and (b) after giving effect to the proposals made by Parent during such period, if any, after consultation with financial advisors and outside legal counsel, the Board of Directors shall have determined, in good faith, that such Acquisition Proposal is a Superior Offer and that the failure to make the Company Adverse Change Recommendation or terminate this Agreement pursuant to Section 7.1(f) would be inconsistent with the fiduciary duties of the Board of Directors to the Company’s stockholders under applicable Legal Requirements. Issuance of any “stop, look and listen” communication by or on behalf of the Company pursuant to Rule 14d-9(f) shall not, in and of itself, be considered a Company Adverse Change Recommendation and shall not require the giving of a Determination Notice or compliance with the procedures set forth in this Section 5.1. The provisions of this Section 5.1(b)(i) shall also apply to any change to any of the financial terms (including the form, amount and timing of payment of consideration) or other material amendment to any Acquisition Proposal and require a new Determination Notice, except that the references to five (5) business days shall be deemed to be the later to occur of two (2) business days after the Company delivers such new Determination Notice to Parent and the end of the original five (5)-business day period described above. In the event there is a Company Adverse Change Recommendation made in compliance with this Section 5.1(b)(i) with respect to a Superior Offer, the Company shall only enter into a Specified Agreement with respect thereto by terminating this Agreement pursuant to Section 7.1(f);
(ii) other than in connection with a Superior Offer (which shall be subject to Section 5.1(b)(i)), the Board of Directors may make a Company Adverse Change Recommendation prior to obtaining the Stockholder Approval in response to an Intervening Event occurring prior to obtaining the Stockholder Approval only if: (A) the Board of Directors determines in good faith, after consultation with the Company’s outside legal counsel, that the failure to do so would be inconsistent with the fiduciary duties of the Board of Directors to the Company’s stockholders under applicable Legal Requirements; (B) the Company shall have given Parent a Determination Notice (which notice and any public disclosure thereof shall not, by itself, constitute a Company Adverse Change Recommendation) at least five (5) business days prior to making any such Company Adverse Change Recommendation and, if desired by Parent, during such five (5)-business day period shall have negotiated in good faith with respect to any revisions to the terms of this Agreement or another proposal to the extent proposed by Parent so that a Company Adverse Change Recommendation would no longer be necessary; and (C)(1) the Company shall have specified in reasonable detail the facts and circumstances that render a Company Adverse Change Recommendation necessary; and (2) after giving effect to the proposals made by Parent during such period, if any, after consultation with outside legal counsel, the Board of Directors shall have determined, in good faith, that the failure to make the Company Adverse Change Recommendation would be inconsistent with the fiduciary duties of the Board of Directors to the Company’s stockholders under applicable Legal Requirements. The provisions of this Section 5.1(b)(ii) shall also apply to any material change to the facts and circumstances specified by the Company pursuant to clause (C)(1) above and require a new Determination Notice, except that the references to five (5) business days shall be deemed to be the later to occur of two (2) business days after the Company delivers such new Determination Notice to Parent and the end of the original five (5)-business day period described above; and
(iii) Prior to the termination of this Agreement, the Company shall not take any action for the purpose of exempting any person other than Parent or its Affiliates from the application of any Takeover Law.
5.2 Proxy Statement; Company Stockholder Meeting.
(a) As promptly as reasonably practicable, but in no event later than twenty (20) business days, following the date of this Agreement, the Company shall prepare and file with the SEC a preliminary proxy statement on Schedule 14A (together with any amendments or supplements thereto, the “Proxy Statement”), which, unless there has been a Company Adverse Change Recommendation in accordance with Section 5.1, shall include the Company Board Recommendation and (ii) each of Parent and the Company shall prepare and file with the SEC as and when required or requested by the SEC. Parent shall cooperate with the Company in the preparation of the Proxy Statement and shall furnish all information concerning the Parent or Merger Sub and any transaction any of them have or are contemplating entering into in connection with this Agreement that is necessary or appropriate in connection with the preparation of the Proxy Statement. The Company shall use its reasonable best efforts to cause the Proxy Statement to be cleared by the SEC as promptly as reasonably practicable after such filing. Each of Parent and the Company shall furnish all information which is required under applicable Legal Requirements and which the other may reasonably request in connection with such actions and the preparation of the Proxy Statement. Prior to filing or mailing the Proxy Statement or any related documents (or in each case, any amendment or supplement thereto) or responding to any comments of the SEC with respect to the Proxy Statement, to the extent reasonably practicable, the Company shall provide Parent with an opportunity to review and comment on such document or response and shall consider in good faith any comments on such document or response reasonably proposed by Parent. The Company shall notify Parent promptly of the receipt of any comments to the Proxy Statement from the SEC or its staff and of any request by the SEC or its staff for amendments or supplements to the Proxy Statement or for additional information, and each of Company and Parent will supply the other with copies of all correspondence between such party and the SEC or its staff with respect to the Proxy Statement or the transactions contemplated by this Agreement. The Company shall use its reasonable best efforts to ensure that the Proxy Statement does not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements contained therein, in light of the circumstances under which they were made, not misleading, other than with respect to statements made based on information supplied in writing by a party other than the Company or its Subsidiaries specifically for inclusion therein. Parent shall use its reasonable best efforts to ensure that none of the information it supplies in writing specifically for inclusion in the Proxy Statement contains any untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary in order to make the statements contained therein, in light of the circumstances under which they were made, not misleading.
(b) If any time prior to the Company Stockholder Meeting, any information relating to the Company or Parent or any of its Affiliates or any transaction any of them have or are contemplating entering into in connection with this Agreement is discovered by the Company or Parent that should be set forth in an amendment or supplement to the Proxy Statement so that such document would not include any misstatement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements made therein, in light of the circumstances under which they are made, not misleading, the Party that discovers such information shall as promptly as practicable notify the other Party. Following such notification, the Company shall file with the SEC an appropriate amendment or supplement to the Proxy Statement describing such information as promptly as reasonably practicable after Parent has had a reasonable opportunity to review and comment thereon, and, to the extent it is required by applicable Legal Requirement, such amendment or supplement shall be disseminated to the stockholders of the Company.
(c) The Company shall, as promptly as reasonably practicable after the Proxy Statement is cleared by the SEC for mailing to the Company’s stockholders (or the expiration of the review period therefor if there is or has been no review by the SEC) in accordance with Section 5.2(a), cause the Proxy Statement to be mailed to the Company’s stockholders. At Parent’s request and expense, the Company shall retain a proxy solicitor on terms reasonably acceptable to Parent in connection with the solicitation of the Stockholder Approval.
(d) The Company shall, as promptly as reasonably practicable after the Proxy Statement is cleared by the SEC for mailing to the Company’s stockholders (or the expiration of the review period therefor if there is or has been no review by the SEC), take all action necessary to duly call, give notice of, convene and hold a meeting of its stockholders (the “Company Stockholder Meeting”) to be held as soon as practicable thereafter for the purpose of obtaining the Stockholder Approval with respect to the approval of this Agreement and the transactions contemplated hereby, including the Merger and, unless this Agreement has been terminated in accordance with its terms, use its reasonable best efforts to solicit from its stockholders proxies in favor of the Stockholder Approval. Unless a Company Adverse Change Recommendation has occurred in accordance with this Agreement, the Company shall not postpone or adjourn the Company Stockholder Meeting, except the Company may recess, postpone or adjourn the Company Stockholder Meeting (i) to the extent necessary to ensure that any supplemental or amended disclosure required by applicable Legal Requirement is provided to the stockholders of the Company within a reasonable amount of time in advance of the Company Stockholder Meeting, or (ii) if as of the time for which the Company Stockholder Meeting is originally scheduled (as set forth in the Proxy Statement) there are insufficient shares of Company Common Stock represented (either in person or by proxy) to constitute a quorum necessary to conduct the business of the Company Stockholder Meeting or to the extent that at such time the Company has not received proxies sufficient to allow the receipt of the Stockholder Approval at the Company Stockholder Meeting, in each case, after consultation with Parent and as determined by the Company acting in good faith after consulting with its outside legal counsel.
5.3 Antitrust Laws, Gaming Laws; Filings, Consents and Approvals.
(a) Antitrust Laws.   Each of the Parties agrees to use commercially reasonable efforts to take actions to avoid, eliminate and resolve any and all impediments under any Antitrust Law that may be asserted by any Governmental Body with respect to the Transactions and to obtain all consents, approvals, and waivers under any Antitrust Law that may be required by any Governmental Body to enable the Parties to close the Transactions as promptly as practicable. Notwithstanding anything in this Agreement to the contrary, in no event will either Party or any of its respective Subsidiaries or Affiliates be obligated to (1) propose, negotiate, commit to and/or effect, by consent decree, hold separate order, or otherwise, the sale, divestiture, transfer, license, disposition or hold separate (through the establishment of a trust or otherwise) of any of its assets, properties, equity holdings or businesses or of the assets, properties, or businesses to be acquired pursuant to this Agreement, (2) undertake any structural, conduct or behavioral remedial undertaking related to Parent, its Subsidiaries, its Affiliates and the Company or any of its Subsidiaries (3) terminate, modify or assign existing relationships, Contracts, or obligations of Parent or its Subsidiaries or Affiliates or those relating to any assets, properties, or businesses to be acquired pursuant to this Agreement, (4) change or modify any course of conduct regarding future operations of Parent or its Subsidiaries or Affiliates or the assets, properties or businesses to be acquired pursuant to this Agreement, (5) otherwise take or commit to take any other action that would limit Parent or its Affiliates’ freedom of action with respect to, or their ability to retain, one or more of their respective operations, divisions, businesses, product lines, customers, assets or rights or interests, or their freedom of action with respect to the assets, properties, or businesses to be acquired pursuant to this Agreement, or (6) contest or defend any claim or Legal Proceeding brought by or before a Governmental Body challenging the Transactions described herein as violative of any Antitrust Law. The Company shall not without the advance written consent of Parent discuss or negotiate with, or propose or commit to, any Governmental Body or effect any of the actions described in subparts (1) through (5) of the preceding sentence.
(b) Gaming Laws.   The Parties agree to use their commercially reasonable efforts to take promptly any and all steps necessary to avoid or eliminate each and every impediment, or apply for each and every approval, under the Gaming Laws that may be asserted or required, as applicable, by any Gaming Authority so as to enable the Closing to occur as promptly as practicable, but in no case later than the End Date, including providing as promptly as reasonably practicable all information required by any Gaming Authority pursuant to its evaluation of the Transactions under any Gaming Law. Subject to the terms of this Section 5.3, Parent and its Affiliates shall use their commercially reasonable efforts, with the cooperation of the Company as may be reasonably necessary, to obtain from any Gaming Authority all consents, approvals, authorizations or orders required to be obtained under the Gaming Laws or to avoid the entry or enactment of any injunction or other order or decree relating to any Gaming Law that would delay, restrain, prevent, enjoin or otherwise prohibit consummation of the Transactions.
(c) Filings.   Subject to the terms and conditions of this Agreement, each of the Parties shall (and shall cause their respective Affiliates, if applicable, to): (i) cooperate with the other Party in making, and promptly make an appropriate filing of all notification and report forms if required by the HSR Act or other applicable Antitrust Laws with respect to the Transactions; (ii) promptly, after confirming necessary procedures with the relevant Governmental Bodies, file all notifications required under any Gaming Laws with respect to the Transactions (including all required initial applications and documents in respect of officers and directors and Affiliates in connection with obtaining the Gaming Approvals (and where appropriate indications of further information to come by supplementary filing)); and (iii) cooperate with each other in determining whether, and promptly preparing and making, any other filings or notifications as are required to be made with, or obtained from, any other Governmental Bodies in connection with the Transactions.
(d) Consents and Approvals.
(i) Antitrust.   Without limiting the generality of anything contained in this Section 5.3, during the Pre-Closing Period, each Party shall (i) give the other Parties prompt notice of the making or commencement of any request, inquiry, investigation, action or Legal Proceeding brought by a Governmental Body or brought by a third party before any Governmental Body, in each case, with respect to the Transactions under the Antitrust Laws; (ii) keep the other Parties reasonably informed as to the status of any such request, inquiry, investigation, action or Legal Proceeding; (iii) promptly inform the other Parties of, and to the extent practicable, provide advance notice of and the opportunity to review and discuss in advance, and consider in good faith the view of the other in connection with, any written or oral communication to or from the FTC, DOJ or any other Governmental Body in connection with any such request, inquiry, investigation, action or Legal Proceeding; (iv) promptly furnish to the other Party upon request, subject to an appropriate confidentiality agreement to limit disclosure to counsel and outside consultants if deemed advisable by the Parties under the circumstances or if required by applicable Legal Requirements, with copies of documents provided to or received from any Governmental Body in connection with any such request, inquiry, investigation, action or Legal Proceeding (other than “4(c) or 4(d) documents” as that term is used in the rules and regulations under the HSR Act); (v) subject to an appropriate confidentiality agreement to limit disclosure to counsel and outside consultants, if legally required, consult and cooperate with the other Parties and consider in good faith the views of the other Parties in connection with any analysis, appearance, presentation, memorandum, brief, argument, opinion or proposal made or submitted in connection with any such request, inquiry, investigation, action or Legal Proceeding; and (vi) except as may be prohibited by any Governmental Body or by any Legal Requirement, in connection with any such request, inquiry, investigation, action or Legal Proceeding in respect of the Transactions, provide advance notice of and permit authorized Representatives of the other Party to be present at each meeting or conference or participate in any telephonic meeting relating to such request, inquiry, investigation, action or Legal Proceeding and to have access to and be consulted in connection with any argument, opinion or proposal made or submitted to any Governmental Body in connection with such request, inquiry, investigation, action or Legal Proceeding; provided, however, that Parent shall have the obligation and the right to direct, after consultation with and with the cooperation of the Company, all aspects of the Parties’ efforts to obtain the required approvals under the Antitrust Laws, including having principal responsibility for devising, implementing and making the final determination as to the appropriate strategy relating to any matters relating to the Antitrust Laws, including with respect to any litigation, filings, notifications, submissions and communications with or to any Governmental Body, and shall have the right in its sole discretion to determine the nature and timing of any divestitures or other structural, conduct or behavioral remedial action to be undertaken for the purpose of securing any required approval under the Antitrust Laws. For the avoidance of doubt, any such divestitures or other remedial action would be conditioned upon and only be effective after the Closing and Parent is under no obligation to agree to any such divestitures or other remedial action.
(ii) Gaming.   Without limiting the generality of anything contained in this Section 5.3, during the Pre-Closing Period, Parent shall keep the Company reasonably informed as to the status of any request, inquiry, investigation, action or Legal Proceeding brought by a Governmental Body or brought by a third party before any Governmental Body, in each case, with respect to the Transactions under any Gaming Laws and to the extent material. For the avoidance of doubt, Parent shall direct all aspects of the Parent’s efforts to obtain the Gaming Approvals, including having principal responsibility for devising, implementing and making the final determination as to the appropriate strategy relating to any matters relating to Gaming Laws, including with respect to any litigation, filings, notifications, submissions and communications with or to any Governmental Body.
5.4 Company Equity Awards; Company 401(k) Plan.
(a) Prior to the Effective Time, the Board of Directors (or the applicable committee of such Board of Directors) shall adopt such resolutions, provide such other notices, obtain any consents, and take all such other actions as are necessary to (i) provide for the treatment of the Company Equity Awards as contemplated by Section 1.7, (ii) terminate the Company Equity Plan and all Company Equity Awards as of the Effective Time, and (iii) ensure, from and after the Effective Time, that no Company Associate or any participant under the Company Equity Plan or otherwise shall have any Company Equity Awards or other rights to purchase or receive shares of Company Common Stock or any other equity securities in the Company.
(b) If requested by Parent at least five (5) days prior to the Closing Date, the Company shall terminate any and all Employee Plans intended to qualify under Section 401(a) of the Code that include a cash or deferred arrangement intended to satisfy the provisions of Section 401(k) of the Code (the “Company 401(k) Plans”), such termination to be effective not later than the day immediately preceding the Closing Date. In the event of such termination, the Company shall provide Parent, prior to the Closing Date, with written evidence that such Company 401(k) Plans have been terminated pursuant to resolution (the form and substance of which shall be subject to prior review and approval by Parent) of the Board of Directors. The Company also shall take such other actions in furtherance of terminating such Company 401(k) Plan as Parent may reasonably request.
5.5 Indemnification of Officers and Directors.
(a) For a period of six (6) years from the Effective Time, Parent agrees that all rights to indemnification, advancement of expenses and exculpation from liabilities for acts or omissions occurring at or prior to the Effective Time now existing in favor of the current or former directors or officers of the Acquired Companies and any director or officer of the Acquired Companies who commences serving in such capacity following the date hereof and prior to the Effective Time in accordance with the terms hereof  (the “Indemnified Persons”) as provided in any articles of incorporation or bylaws or comparable organizational document of the Company or any of its Subsidiaries, in each case as in effect on the date of this Agreement, or pursuant to any other Contracts in effect on the date hereof and disclosed in Section 5.5(a) of the Company Disclosure

Schedule, shall be assumed by the Surviving Corporation in the Merger, without further action, at the Effective Time and shall survive the Merger and shall remain in full force and effect in accordance with their terms. Without limiting the foregoing, during the period commencing at the Effective Time and ending on the sixth (6th) anniversary of the Effective Time, Parent shall cause the Surviving Corporation to, and the Surviving Corporation agrees that it will, indemnify and hold harmless each Indemnified Person, against all claims, losses, liabilities, damages, judgments, inquiries, fines and reasonable fees, costs and expenses, including attorneys’ fees and disbursements, incurred in connection with any claim or Legal Proceeding, whether civil, criminal, administrative or investigative, arising in whole or in part out of actions or omissions in such Indemnified Persons capacity as a director or officer of the Company occurring at or prior to the Effective Time (including in connection with the transactions contemplated by this Agreement). In the event of any such claim or Legal Proceeding, each Indemnified Person will be entitled to advancement of expenses incurred in the defense of any such claim or Legal Proceeding from the Surviving Corporation, in accordance with the organizational documents and any indemnification or other similar Contract of the Surviving Corporation, in each case as in effect on the date of this Agreement; provided, that any Indemnified Person to whom expenses are advanced provides an undertaking to repay such advances if it is ultimately determined by final adjudication that such Indemnified Person is not entitled to indemnification. Notwithstanding anything to the contrary set forth in this Section 5.5(a) or elsewhere in this Agreement, neither the Surviving Corporation nor any of its Affiliates (including Parent) shall be liable for any settlement effected without their prior written consent (which consent shall not be unreasonably withheld, delayed or conditioned).
(b) Prior to the Closing Date, the Company shall purchase a “tail” directors’ and officers’ liability insurance policy and fiduciary liability insurance policy for the Acquired Companies and their current and former directors and officers who are currently covered by the directors’ and officers’ and fiduciary liability insurance coverage currently maintained by the Acquired Companies from a carrier with a credit rating that is the same as or better than that of the Company’s current directors’ and officers’ liability insurance carrier, such “tail” policy to provide coverage for six (6) years following the Effective Time in an amount not less than the existing coverage and to have other terms not less favorable to the insured persons than the directors’ and officers’ liability insurance and fiduciary liability insurance coverage currently maintained by the Acquired Companies with respect to claims arising from facts or events that occurred at or before the Effective Time; provided, however, that in no event shall the cost of any such “tail policy” exceed 300% of the aggregate annual premium most recently paid by the Acquired Companies prior to the date of this Agreement for such insurance.
(c) In the event that the Surviving Corporation or any of its successors or assigns (i) consolidates with or merges into any other Person and is not the continuing or surviving corporation or Entity of such consolidation or merger; or (ii) transfers or conveys all or substantially all of its properties and assets to any Person, then, and in each such case, the Surviving Corporation shall cause proper provision to be made so that the successors and assigns of the Surviving Corporation assume the obligations set forth in this Section 5.5.
(d) The provisions of this Section 5.5 (i) shall survive the consummation of the Merger; (ii) are intended to be for the benefit of, and will be enforceable by, each indemnified or insured party (including the Indemnified Persons), his or her heirs, successors, assigns and representatives; and (iii) are in addition to, and not in substitution for, any other rights to indemnification, advancement of expenses, exculpation or contribution that any such Person may have by Contract or otherwise. Unless required by applicable Legal Requirement, this Section 5.5 may not be amended, altered or repealed after the Effective Time in such a manner as to adversely affect the rights of any Indemnified Person or any of their successors, assigns or heirs without the prior written consent of the affected Indemnified Person.
5.6 Stockholder Litigation.   Subject to entry into a customary joint defense agreement and to the extent permitted by the terms of the Company’s directors’ and officers’ liability insurance policy then in effect, the Company shall give Parent (a) the opportunity to participate at Parent’s sole expense in the defense of any litigation against the Company, its directors or officers, or any Subsidiary of the Company and/or its respective directors or officers (each, a “Company Party”) relating to the Transactions; (b) the right to review and comment on all material filings or responses to be made by the Company in connection with any such litigation (and shall give reasonable consideration to Parent’s comments and other advice with respect thereto); and (c) the right to consult on any settlement with respect to such litigation, and no such settlement shall be agreed to without Parent’s prior written consent (such consent not to be unreasonably withheld, conditioned or delayed). The Company shall promptly notify Parent of any such litigation and shall keep Parent reasonably and promptly informed with respect to the status thereof.
5.7 Additional Agreements.   Subject to the terms and conditions of this Agreement, including Section 5.3, Parent and the Company shall use commercially reasonable efforts to take, or cause to be taken, all actions necessary to consummate the Merger and make effective the other Transactions. Without limiting the generality of the foregoing, subject to the terms and conditions of this Agreement, each Party to this Agreement shall use commercially reasonable efforts to (a) make all filings (if any) and give all notices (if any) required to be made and given by such Party pursuant to any Contract in connection with the Merger and the other Transactions; (b) seek each Consent (if any) required to be obtained pursuant to any Contract by such Party in connection with the Transactions; and (c) seek to lift any restraint, injunction or other legal bar to the Merger brought by any third Person against such Party.
5.8 Disclosure.   Parent and the Company shall consult with each other before issuing any press release(s) or otherwise making any public statement or making any announcement to Company Associates (to the extent not previously issued or made in accordance with this Agreement) with respect to the Merger, this Agreement or any of the other Transactions and shall not issue any such press release, public statement or announcement to Company Associates without the other Party’s written consent, which consent shall not be unreasonably withheld, conditioned or delayed. Notwithstanding the foregoing: (a) each Party may, without such consultation or consent, make any public statement in response to questions from the press, analysts, investors or those attending industry conferences, make internal announcements to employees and make disclosures in Company SEC Documents, so long as such statements are consistent with previous press releases, public disclosures or public statements made jointly by the Parties (or individually, if approved by the other Party); (b) a Party may, without the prior consent of the other Party but subject to giving advance notice to the other Party, issue any such press release or make any such public announcement or statement as may be required by applicable Legal Requirements (including in connection with the making of any filings required under the HSR Act or other Antitrust Laws in connection with the Transactions or to respond to requests for information about the Transactions by a Governmental Body under the HSR Act or any other Antitrust Laws); (c) the Company need not consult with Parent in connection with such portion of any press release, public statement or filing to be issued or made pursuant to Section 4.3(f); and (d) neither Party need consult with the other in connection with such portion of any press release, public statement or filing to be issued with respect to any Determination Notice, Acquisition Proposal or Company Adverse Change Recommendation (but without limiting the Company’s obligations under Section 4.3 or Section 5.1).
5.9 Takeover Laws.   If any Takeover Law becomes applicable to the Transactions, each of Parent and the Company and the members of their respective board of directors shall use their respective reasonable best efforts to grant such approvals and take such actions as are reasonably necessary so that the Transactions may be consummated as promptly as practicable on the terms and conditions contemplated hereby and otherwise act to lawfully eliminate or minimize the effect of any Takeover Law on any of the Transactions.
5.10 Section 16 Matters.   The Company and the Board of Directors, shall, to the extent necessary, take appropriate action, prior to or as of the Effective Time, to approve, for purposes of Section 16(b) of the Exchange Act, the disposition and cancellation or deemed disposition and cancellation of Shares and Company Equity Awards in the Merger by applicable individuals and to cause such dispositions and/or cancellations to be exempt under Rule 16b-3 promulgated under the Exchange Act.
5.11 Stock Exchange Delisting; Deregistration.   Prior to the Closing Date, the Company shall cooperate with Parent and use its reasonable best efforts to take, or cause to be taken, all actions, and do or cause to be done all things, reasonably necessary, proper or advisable on its part under applicable laws and rules and policies of NASDAQ to enable the delisting by the Surviving Corporation of the Shares from

NASDAQ and the deregistration of the Shares under the Exchange Act as promptly as practicable after the Effective Time; provided, that the Company shall not cause or permit the Shares to be delisted or deregistered prior to the Effective Time.
5.12 NSB Payoff Letter.   The Company shall, no later than five (5) business days prior to the Closing Date, deliver a customary payoff letter or similar document from NSB, as lender, in form and substance reasonably satisfactory to Parent with respect to the NSB Indebtedness setting forth: (a) the amount required to pay off in full on the Closing Date the NSB Indebtedness owing to NSB (including the outstanding principal, accrued and unpaid interest and prepayment and other penalties) and wire transfer information for such payment; (b) evidence that the payment of such amount would result in: (i) the full repayment, satisfaction, release, termination and discharge of all current and future liabilities and obligations of any Acquired Company in respect of the NSB Indebtedness (except for obligations for indemnification and reimbursement that expressly survive repayment in full) and of all current and future Encumbrances which it may hold on any of the assets of any Acquired Company and (ii) the termination of all NSB Loan Documents relating thereto; and (c) the commitment of NSB to deliver UCC-3 termination statements, mortgage releases and other approvals and deeds that when filed or recorded, as the case may be, will be sufficient to release any and all Encumbrances which it may hold on any of the assets of any Acquired Company and deregister those from any registry (the “Payoff Letter”). At the Closing, the Company shall arrange for delivery of all such UCC-3 termination statements and mortgage releases, if any, and shall prepare and file forms of terminations for any intellectual property security agreements filed with the United States Patent and Trademark Office or the United States Copyright Office, in each case in a form reasonably satisfactory to the Parent. The Company shall cause the Payoff Letter to be updated, as necessary, on the Closing Date.
5.13 Employee Matters.
(a) For a period of six (6) months following the Effective Time (or until a Continuing Employee’s earlier termination of employment), Parent shall provide, or shall cause one of its Affiliates to provide, each individual who is actively employed by any of the Acquired Companies immediately prior to the Effective Time and who continues employment with the Surviving Corporation or any of its Subsidiaries as of the Closing Date (each a “Continuing Employee”) with (i) a base salary or wage rate and target cash incentive compensation opportunity that, is no less favorable, in the aggregate, than the base salary or wage rate and target cash incentive compensation opportunity (other than any equity incentive, severance, change in control, retention bonus or similar compensation or payments) in effect for such Continuing Employee immediately prior to the Effective Time and (ii) health, welfare and retirement benefits that are substantially similar, in the aggregate, to the health, welfare and retirement benefits (other than any severance, defined benefit pension plans or post-employment or retiree welfare benefits) provided to such Continuing Employee immediately prior to the Effective Time.
(b) For purposes of eligibility to participate, vesting and level of benefits, but not for purposes of defined benefit pension accrual or post-employment retiree medical benefits, with respect to the benefit plans maintained by Parent or any of its Subsidiaries providing benefits to any Continuing Employee after the Closing Date (other than an Employee Plan, a “Parent Plan”), each Continuing Employee’s years of service with any of the Acquired Companies (or any predecessor employer of an employee of any of the Acquired Companies, to the extent service with such predecessor employer is recognized by the applicable Acquired Company as of the date of this Agreement) prior to the Effective Time shall be treated as service with Parent or its Subsidiaries; provided, however, that such service need not be recognized to the extent (A) that such recognition would result in any duplication of benefits for the same period of service or would result in retroactive application, (B) not recognized by the applicable Acquired Company under the applicable Employee Plan in which the Continuing Employee was eligible to participate prior to the Effective Time, or (C) the applicable Parent Plan does not recognize past service.
(c) Parent shall, or shall cause one of its Affiliates to, provide severance benefits to each Continuing Employee who is terminated during the period commencing on the Closing Date and ending six (6) months thereafter that are substantially similar to the severance benefits provided pursuant to the applicable severance Employee Plan, as in effect on the date of this Agreement and disclosed on Section 2.16 of the Company Disclosure Schedule, for the benefit of such Continuing Employee.
(d) For purposes of each Parent Plan that provides health benefits, Parent shall use commercially reasonable efforts to (i) cause all pre-existing condition exclusions and actively-at-work requirements of such plans to be waived for each Continuing Employee and their covered dependents, to the extent such conditions were inapplicable or waived under the comparable Employee Plans of the applicable Acquired Company in which such Continuing Employee participated immediately prior to the Closing Date and (ii) give credit for co-payments, coinsurance, maximum out-of-pocket requirements and deductibles to the extent satisfied in the plan year in which the Effective Time occurs (or the year in which Continuing Employees and their dependents commence participation in the Parent Plans providing health benefits, if later) as if there had been a single continuous employer, except as otherwise required by an insurance policy providing such health benefits.
(e) This Section 5.13 shall be binding upon and shall inure solely to the benefit of each of the Parties, and nothing in this Section 5.13, express or implied, (i) is intended to confer upon any other Person (including any Continuing Employee) any rights or remedies of any nature whatsoever, (ii) is intended to be, or shall constitute or be construed as, an amendment to or modification of any Employee Plan, Parent Plan or other employee benefit plan, program, policy, agreement or arrangement of Parent, the Company, the Surviving Corporation or any respective Subsidiary thereof or (iii) obligates Parent or any of its Subsidiaries to retain the employment of any particular employee of any Acquired Company following the Effective Time.
5.14 Confidentiality.
(a) From time to time during the term of this Agreement, a Party (as the “Disclosing Party”) may disclose or make available to the other Party (each a “Receiving Party”), non-public, proprietary, and confidential information of the Disclosing Party that is designated as confidential, or can be reasonably understood to be confidential based on the circumstances of the disclosure of such information (the “Confidential Information”); provided, however, that the Confidential Information does not include any information that: (a) is or becomes generally available to the public other than as a result of the Receiving Party’s breach of this Section 5.14; (b) is or becomes available to the Receiving Party on a non-confidential basis from a third-party source to the extent that such third party is not and was not prohibited from disclosing such Confidential Information; (c) was in the Receiving Party’s possession prior to the Disclosing Party’s disclosure hereunder (as evidenced by written records); or (d) was or is independently developed by the Receiving Party without using any Confidential Information (as evidenced by written records).
(b) The Receiving Party shall: (x) protect and safeguard the confidentiality of the Disclosing Party’s Confidential Information with at least the same degree of care as the Receiving Party would protect its own Confidential Information, but in no event with less than a commercially reasonable degree of care; (y) not use the Disclosing Party’s Confidential Information, or permit it to be accessed or used, for any purpose other than the pursuit of the Transactions; and (z) not disclose any such Confidential Information to any Person, except to the Receiving Party’s Affiliates and its or their employees, officers, directors, attorneys, accountants, and financial advisors who are required to know the Confidential Information to assist the Receiving Party, or act on its behalf, to exercise the Receiving Party’s rights or perform the Receiving Party’s obligations under this Agreement (collectively, the “Receiving Party’s Group”); provided, however, that the Receiving Party shall cause such Receiving Party’s Group to comply with confidentiality obligations equivalent to those under this Section 5.14, and shall be responsible to the Disclosing Party for any breach by such Receiving Party’s Group of such confidentiality obligation.
(c) If the Receiving Party is required by applicable Legal Requirements or legal process to disclose any Confidential Information, it shall, prior to making such disclosure, use commercially reasonable efforts (but to the extent permitted by applicable Legal Requirements) to notify the Disclosing Party of such requirements to afford the Disclosing Party the opportunity to seek, at the Disclosing Party’s sole cost and expense, a protective order or other remedy.

(d) Each Party agrees that in the event of any actual or threatened breach of this Section 5.14 by such Receiving Party or Receiving Party’s Group, the Disclosing Party shall be entitled to seek injunctive relief that may be available from a court of competent jurisdiction.
SECTION 6
CONDITIONS PRECEDENT TO THE MERGER
6.1 Conditions to Obligations of Each Party to Effect the Merger.   The respective obligations of each Party to effect the Merger shall be subject to the satisfaction (or to the extent permitted by applicable Legal Requirements, mutual waiver by both the Company and Parent) at or prior to the Effective Time of each of the following conditions:
(a) Company Stockholder Approval.   The Stockholder Approval shall have been obtained in accordance with all applicable Legal Requirements and the charter, bylaws and other organizational documents of the Company.
(b) Antitrust Approval.   Any waiting period applicable to the consummation of the Merger under the HSR Act (or any extension thereof) shall have expired or been terminated and all required filings have been made and all required approvals obtained (or waiting periods expired or terminated) under applicable Antitrust Laws.
(c) No Restraints.   There shall not have been issued by any Governmental Body of competent jurisdiction and remain in effect any temporary restraining order, preliminary or permanent injunction or other order preventing the consummation of the Merger, nor shall any Legal Requirement have been promulgated, enacted, issued or deemed applicable to the Merger by any Governmental Body which prohibits or makes illegal the consummation of the Merger.
(d) No Action.   There shall be no action or investigation of any kind or nature pending before any Governmental Body (other than any Gaming Authority), or threatened by a Governmental Body (other than any Gaming Authority), in connection with this Agreement, the Merger or any other Transactions, which could reasonably be expected to prohibit or prevent, or otherwise materially deprive either Party of the benefits of, the consummation of the Transactions (including the Merger).
6.2 Additional Conditions to Obligations of Parent and Merger Sub.   The obligations of Parent and Merger Sub to effect the Merger are also subject to the satisfaction or waiver by Parent at or prior to the Effective Time of each of the following additional conditions:
(a) Representations and Warranties.   (i) Each of the representations and warranties of the Company contained in this Agreement (other than the representations and warranties of the Company set forth in Section 2.1(b) (Subsidiaries), Sections 2.3(a)-(c) (Capitalization), Section 2.20 (Authority), Section 2.21 (Takeover Laws), Section 2.24 (Brokers) and Section 2.25 (Vote Required)), without regard to materiality or Material Adverse Effect qualifiers contained within such representations and warranties, shall be true and correct as of the date hereof and as of the Effective Time as though made on and as of the Effective Time (except to the extent expressly made as of a specific date or expressly covering a specified period, in which case as of such specific date or such specified period), except for any failure of such representations and warranties to be so true and correct that would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect; and (ii) the representations and warranties contained in Section 2.1(b) (Subsidiaries), Sections 2.3(a)-(c) (Capitalization), Section 2.20 (Authority), Section 2.21 (Takeover Laws), Section 2.24 (Brokers) and Section 2.25 (Vote Required), shall be true and correct in all respects as of the date hereof and as of the Effective Time as though made on and as of the Effective Time (except to the extent expressly made as of a specific date or expressly covering a specified period, in which case as of such specific date or such specified period).
(b) Agreements and Covenants.   The Company shall have performed or complied in all material respects with all agreements and covenants required by this Agreement to be performed or complied with by it on or prior to the Effective Time.

(c) Material Adverse Effect.   Since the date of the Agreement, there shall not have occurred any Event which, individually or in the aggregate, has had, or would reasonably be expected to have, a Material Adverse Effect.
(d) Officer’s Certificate.   Parent shall have received a certificate signed on behalf of the Company by an executive officer of the Company as to the satisfaction of the conditions in Section 6.2(a), Section 6.2(b) and Section 6.2(c).
(e) Gaming Approvals.   All Gaming Approvals set forth on Section 6.2(e) of the Company Disclosure Schedule shall have been obtained and shall be in full force and effect.
(f) NSB Indebtedness.   The Company shall have repaid, or shall have cause to be repaid, in full all NSB Indebtedness in accordance with the Payoff Letter delivered to Parent pursuant to Section 5.12, which shall be in full force and effect.
(g) Other Consents.   All Consents set forth on Section 6.2(g) of the Company Disclosure Schedule shall have been obtained and shall be in full force and effect.
6.3 Additional Conditions to Obligations of the Company.   The obligations of the Company to effect the Merger are also subject to the satisfaction or waiver by the Company at or prior to the Effective Time of each of the following additional conditions:
(a) Representations and Warranties.   Each of the representations and warranties of Parent and Merger Sub contained in this Agreement shall be true and correct in all material respects as of the date hereof and as of the Effective Time as though made on and as of the Effective Time (except to the extent expressly made as of a specific date or expressly covering a specified period, in which case as of such specific date or such specified period).
(b) Agreements and Covenants.   Parent and Merger Sub shall have performed or complied in all material respects with all agreements and covenants required by this Agreement to be performed or complied with by it on or prior to the Effective Time.
(c) Officer’s Certificate.   The Company shall have received a certificate signed on behalf of Parent and Merger Sub by an executive officer of each of Parent and Merger Sub as to the satisfaction of the conditions in Section 6.3(a) and Section 6.3(b).
6.4 Frustration of Closing Conditions.   Neither the Company, on the one hand, nor Parent or Merger Sub, on the other hand, may rely, either as a basis for not consummating the Merger or the other transactions contemplated by this Agreement or terminating this Agreement and abandoning the Merger, on the failure of any condition set forth in Section 6.1, Section 6.2 or Section 6.3, as the case may be, to be satisfied if such failure was caused by such Party’s material breach of any provision of this Agreement or such Party’s failure to comply with its obligations hereunder contributes in any material respect to the failure of such condition to be satisfied.
SECTION 7
TERMINATION
7.1 Termination.   This Agreement may be terminated prior to the Effective Time:
(a) by mutual written consent of Parent and the Company at any time prior to the Effective Time;
(b) by either Parent or the Company, at any time prior to the Effective Time, if the Closing shall not have occurred on or prior to midnight, Eastern Time, on December 31, 2019 (the “End Date”); provided, however, in the case of this Section 7.1(b), (i) that the right to terminate this Agreement pursuant to this Section 7.1(b) shall not be available to any Party whose material breach of this Agreement has caused or resulted in the failure of the Merger to be consummated on or before the End Date, (ii) that in the event the conditions set forth in Section 6.2(e) have not been satisfied on or before the End Date because of the failure to obtain the applicable Gaming Approvals in the State of Nevada, then, upon notice by Parent to the Company, the End Date shall be extended by a period of ninety (90) days (and all references to the End Date herein shall be as so extended) and (iii) that in the event the conditions set forth in Section 6.2(e) have not been satisfied on or before the End Date (as may be extended) because of the failure to obtain any approvals described therein, the Company shall reasonably cooperate with Parent to minimize any disruption to the business of the Acquired Companies following the Closing Date in the event Parent elects to waive any condition set forth in Section 6.2(e);
(c) by either Parent or the Company if a Governmental Body (including any Gaming Authority) of competent jurisdiction shall have issued an order decree or ruling, or shall have taken any other action, having the effect of permanently restraining, enjoining, making illegal or otherwise prohibiting the consummation of the Merger or the other transactions contemplated by this Agreement, which order, decree, ruling or other action shall be final and nonappealable; provided, however, that the right to terminate this Agreement pursuant to this Section 7.1(c) shall not be available to any Party whose material breach of this Agreement has caused or resulted in the issuance of such final and nonappealable order, decree, ruling or other action;
(d) by either Parent or the Company, if this Agreement has been submitted to the stockholders of the Company for adoption at a duly convened Company Stockholder Meeting and the Stockholder Approval shall not have been obtained at such meeting (unless such Company Stockholder Meeting has been adjourned or postponed, in which case at the final adjournment or postponement thereof);
(e) by Parent at any time prior to the Effective Time, if the Board of Directors shall have effected a Company Adverse Change Recommendation;
(f) by the Company, at any time prior to the Effective Time, either (x) in order to accept a Superior Offer in accordance with the terms set forth in Section 5.1(b)(i) and substantially concurrently enter into a binding written definitive acquisition agreement providing for the consummation of such Superior Offer (a “Specified Agreement”) or (y) the Board of Directors makes a Company Adverse Change Recommendation in response to an Intervening Event in accordance with the terms set forth in Section 5.1(b)(ii); provided, that the Company shall have paid the Company Termination Fee pursuant to Section 7.3(b)(i) immediately before or substantially contemporaneously with and as a condition to such termination;
(g) by Parent at any time prior to the Effective Time, if a breach of any representation or warranty contained in this Agreement or failure to perform any covenant or obligation in this Agreement on the part of the Company shall have occurred such that a condition set forth in Section 6.2(a) or Section 6.2(b) would not be satisfied and cannot be cured by the Company by the End Date, or if capable of being cured in such time period, shall not have been cured within thirty (30) days of the date Parent gives the Company written notice of such breach or failure to perform; provided, however, that Parent shall not have the right to terminate this Agreement pursuant to this Section 7.1(g) if either Parent or Merger Sub is then in material breach of any representation, warranty, covenant or obligation hereunder;
(h) by the Company at any time prior to the Effective Time, if a breach of any representation or warranty contained in this Agreement or failure to perform any covenant or obligation in this Agreement on the part of Parent or Merger Sub shall have occurred, in each case, if such breach or failure would reasonably be expected to prevent Parent or Merger Sub from consummating the Transactions and such breach or failure cannot be cured by Parent or Merger Sub, as applicable, by the End Date, or, if capable of being cured in such time period, shall not have been cured within thirty (30) days of the date the Company gives Parent written notice of such breach or failure to perform; provided, however, that the Company shall not have the right to terminate this Agreement pursuant to this Section 7.1(h) if the Company is then in material breach of any representation, warranty, covenant or obligation hereunder; or
(i) by Parent at any time prior to the Effective Time in the event of a material breach of Section 4.3 or Section 5.1 that either results in an Acquisition Proposal or materially hinders, materially delays or prevents the consummation of the Transactions.
7.2 Effect of Termination.   In the event of the termination of this Agreement as provided in Section 7.1, written notice thereof shall be given to the other Party or Parties, specifying the provision hereof pursuant to which such termination is made, and this Agreement shall be of no further force or effect and there shall be no liability on the part of Parent, Merger Sub or the Company or any of their respective former, current or future officers, directors, partners, stockholders, managers, members or Affiliates following any such termination; provided, however, that Section 5.14, this Section 7.2, Section 7.3 and Section 8, the definitions of all defined terms appearing in such Sections and the Limited Guaranty shall survive the termination of this Agreement and shall remain in full force and effect.
7.3 Expenses; Termination Fee.
(a) Except as set forth in this Section 7.3, all fees and expenses incurred in connection with this Agreement and the Transactions shall be paid by the Party incurring such expenses, whether or not the Merger is consummated.
(b) In the event that:
(i) this Agreement is terminated by the Company pursuant to Section 7.1(f);
(ii) this Agreement is terminated by Parent pursuant to Section 7.1(e);
(iii) (A) this Agreement is terminated by Parent or the Company pursuant to Section 7.1(b) and at the time of such termination the conditions set forth in Section 6.1(b) and Section 6.2(e) were satisfied; (B) any Person shall have publicly disclosed a bona fide Acquisition Proposal, or such Acquisition Proposal has otherwise been communicated to the Board of Directors or the Company’s stockholders and shall have become publicly known, after the date hereof and prior to such termination; and (C) within twelve (12) months of such termination the Company shall have entered into a definitive agreement with respect to an Acquisition Proposal (which Acquisition Proposal is subsequently consummated, whether during or following such twelve (12)-month period) or consummated an Acquisition Proposal; provided that for purposes of this clause (C) the references to “20%” in the definition of  “Acquisition Proposal” shall be deemed to be references to “50%”;
(iv) this Agreement is terminated by Parent pursuant to Section 7.1(g) and such termination resulted, directly or indirectly, from the Intentional Breach of any agreement or covenant contained in this Agreement;
(v) this Agreement is terminated by Parent pursuant to Section 7.1(i); or
(vi) this Agreement is terminated by Parent pursuant to Section 7.1(g) and such termination resulted, directly or indirectly, from the breach (other than an Intentional Breach) of any agreement or covenant contained in this Agreement, then, in any such event described in this Section 7.3(b), the Company shall pay to Parent or its designee the Company Termination Fee by wire transfer of same day funds (A) in the case of Section 7.3(b)(i), prior to or substantially contemporaneously with (and as a condition to the effectiveness of) such termination, (B) in the case of Section 7.3(b)(ii), Section 7.3(b)(iv), Section 7.3(b)(v) or Section 7.3(b)(vi) as promptly as practicable (and in any event, within two (2) business days) after such termination, or (C) in the case of Section 7.3(b)(iii) prior to or substantially contemporaneously with the consummation of the Acquisition Proposal referred to in clause (C) of Section 7.3(b)(iii); it being understood that in no event shall the Company be required to pay the Company Termination Fee on more than one occasion. As used herein, “Company Termination Fee” shall mean a cash amount equal to $4,000,000; provided, however that “Company Termination Fee” shall mean $15,000,000 in the event of a termination described in clause (iv) or clause (v). Payment of the Company Termination Fee pursuant to this Section 7.3(b) shall be deemed to be liquidated damages for any and all losses or damages suffered or incurred by Parent, Merger Sub, any of their respective Affiliates or any other Person in connection with this Agreement (and the termination hereof), the Transactions (and the abandonment thereof) or any matter forming the basis for such termination.
(c) In the event of any termination described in Section 7.3(b), (i) payment from the Company to Parent of the Company Termination Fee pursuant to Section 7.3(b) shall be the sole and exclusive remedy of Parent, Merger Sub or any of their respective Affiliates against the Acquired Companies and any of their respective former, current or future officers, directors, partners, stockholders, managers, members or Affiliates (collectively, “Company Related Parties”) for any loss suffered as a result of the failure of the Merger to be consummated or for a breach or failure to perform hereunder or otherwise; and (ii) upon payment of such amount(s), none of the Company Related Parties shall have any further liability or obligation relating to or arising out of this Agreement or the Transactions, other than with respect to claims for, arising out of or in connection with fraud.
(d) In the event that:
(i) this Agreement is terminated by the Company pursuant to Section 7.1(h) and such termination resulted, directly or indirectly, from the breach (other than an Intentional Breach) of any agreement or covenant contained in this Agreement; or
(ii) this Agreement is terminated by the Company pursuant to Section 7.1(h) and such termination resulted, directly or indirectly, from the Intentional Breach of any agreement or covenant contained in this Agreement, then, in any such event, Parent shall pay to the Company or its designee the Parent Termination Fee by wire transfer of same day funds, it being understood that in no event shall the Parent be required to pay the Parent Termination Fee on more than one occasion. As used herein, “Parent Termination Fee” shall mean a cash amount equal to $4,000,000; provided, however, that the “Parent Termination Fee” shall mean $15,000,000 in the case of a termination described in clause (ii). Payment of the Parent Termination Fee pursuant to this Section 7.3(d) shall be deemed to be liquidated damages for any and all losses or damages suffered or incurred by the Company, the Acquired Companies any of their respective Affiliates or any other Person in connection with this Agreement (and the termination hereof), the Transactions (and the abandonment thereof) or any matter forming the basis for such termination. In the event of any termination described in this Section 7.3(d), (A) payment from Parent to the Company of the Parent Termination Fee pursuant to this Section 7.3(d) shall be the sole and exclusive remedy of the Company or any of its Affiliates against Parent and Merger Sub and any of their respective former, current or future officers, directors, partners, stockholders, managers, members or Affiliates (collectively, “Parent Related Parties”) for any loss suffered as a result of the failure of the Merger to be consummated or for a breach or failure to perform hereunder or otherwise; and (B) upon payment of such amount(s), none of the Parent Related Parties shall have any further liability or obligation relating to or arising out of this Agreement or the Transactions, other than with respect to claims for, arising out of or in connection with fraud.
(e) For the benefit of Parent, in the event that the Company Termination Fee becomes payable hereunder, as promptly as reasonably practicable but in no event later than thirty (30) days following the date of this Agreement, the Company shall deliver to Parent an irrevocable letter of credit in form and substance reasonably acceptable to Parent duly executed by a financial institution reasonably acceptable to Parent in the aggregate amount of  $4,000,000 (the “Letter of Credit”). The Company shall cause such Letter of Credit to remain in full force and effect until the Letter of Credit has been returned to the Company as herein provided. Parent shall not draw any amount of the Letter of Credit prior to the termination of this Agreement under circumstances under which Parent is entitled to receive the Company Termination Fee. If this Agreement is terminated (i) under circumstances under which Parent is entitled to receive the Company Termination Fee, Parent shall be entitled to draw the full amount of the Letter of Credit and apply such amount to the payment of the Company Termination Fee pursuant to Section 7.3(b) (it being understood that the terms of Section 7.3(b) shall apply to the balance of the Company Termination Fee (if any) following such application of the full amount of the Letter of Credit) or (ii) otherwise than under circumstances under which Parent is entitled to receive the Company Termination Fee, Parent shall return the Letter of Credit to the Company (or its designee).
(f) Concurrently with the delivery of the duly executed Letter of Credit by the Company pursuant to Section 7.3(e), Parent shall cause Angel Playing Cards U.S.A., Inc., a Nevada corporation (the “Guarantor”), to deliver a duly executed limited guaranty in favor of the Company in form and substance reasonably acceptable to the Company (the “Limited Guaranty”) to guarantee the due and punctual payment of up to $4,000,000 of the Parent Termination Fee in accordance with Section 7.3(d).

(g) The Parties acknowledge that the agreements contained in this Section 7.3 are an integral part of the transactions contemplated by this Agreement and that, without this Section 7.3, the Parties would not enter into this Agreement; accordingly, if the breaching Party fails to timely pay any amount due pursuant to Section 7.3 and, in order to obtain the payment, the non-breaching Party commences a Legal Proceeding which results in a judgment against the breaching Party for the Company Termination Fee or the Parent Termination Fee, as the case may be, the breaching Party shall pay the non-breaching Party its reasonable and documented costs and expenses (including reasonable and documented attorneys’ fees) in connection with such suit, together with interest on such amount at the prime rate as published in the Wall Street Journal in effect on the date such payment was required to be made through the date such payment was actually received.
SECTION 8
MISCELLANEOUS PROVISIONS
8.1 Amendment.   Prior to the Effective Time, subject to applicable Legal Requirements, this Agreement may be amended with the approval of the respective board of directors of the Company, Parent and Merger Sub at any time. This Agreement may not be amended except by an instrument in writing signed on behalf of each of the Parties.
8.2 Waiver.   No failure on the part of any Party to exercise any power, right, privilege or remedy under this Agreement, and no delay on the part of any Party in exercising any power, right, privilege or remedy under this Agreement, shall operate as a waiver of such power, right, privilege or remedy, and no single or partial exercise of any such power, right, privilege or remedy shall preclude any other or further exercise thereof or of any other power, right, privilege or remedy. No Party shall be deemed to have waived any claim arising out of this Agreement, or any power, right, privilege or remedy under this Agreement, unless the waiver of such claim, power, right, privilege or remedy is expressly set forth in a written instrument duly executed and delivered on behalf of such Party and any such waiver or failure to insist on strict compliance with an obligation, covenant, agreement or condition shall not operate as a waiver of, or estoppel with respect to, any subsequent or other failure. At any time prior to the Effective Time, Parent and Merger Sub, on the one hand, and the Company, on the other hand, may (a) extend the time for the performance of any of the obligations or other acts of the other; (b) waive any breach of the representations and warranties of the other contained herein or in any document delivered pursuant hereto; or (c) waive compliance by the other with any of the agreements or covenants contained herein. Any such extension or waiver shall be valid only if is expressly set forth in a written instrument duly executed and delivered on behalf of the Party or Parties to be bound thereby, but such extension or waiver or failure to insist on strict compliance with an obligation, covenant, agreement or condition shall not operate as a waiver of, or estoppel with respect to, any subsequent or other failure. Subject in all respects to the provisions of Section 7.3, the rights and remedies provided herein shall be cumulative and not exclusive of any rights or remedies provided by any Legal Requirement.
8.3 No Survival of Representations and Warranties.   None of the representations and warranties contained in this Agreement, the Company Disclosure Schedule or in any certificate or schedule or other document delivered by any Person pursuant to this Agreement shall survive the Merger.
8.4 Entire Agreement; Counterparts.   This Agreement (including its Exhibits, Annexes or Schedules), the Company Disclosure Schedule, the Limited Guaranty, the Letter of Credit and the Voting Agreement constitute the entire agreement and supersedes all prior agreements and understandings, both written and oral, among or between any of the Parties and their respective Affiliates, with respect to the subject matter hereof and thereof. This Agreement may be executed in one or more counterparts, including by email with .pdf attachments, all of which shall be considered one and the same agreement, and shall become effective when one or more counterparts have been signed by each of the parties and delivered to the other parties.
8.5 Applicable Legal Requirements; Jurisdiction.
(a) This Agreement shall be governed by, and construed in accordance with, the laws of the State of Nevada, regardless of the laws that might otherwise govern under applicable principles of conflicts of laws thereof. Subject to Section 8.5(b), in any action or proceeding arising out of or relating to this Agreement or any of the Transactions: (i) each of the Parties irrevocably and unconditionally consents and submits to the exclusive jurisdiction and venue of the Eighth Judicial District Court of the State of Nevada, in and for the county of Clark, or, if  (but only if) such court lacks subject matter jurisdiction, the United States District Court for the District of Nevada, Southern Nevada Division and any appellate court therefrom (collectively, the “Nevada Courts”); and (ii) each of the Parties irrevocably consents to service of process by first class certified mail, return receipt requested, postage prepaid, to the address at which such Party is to receive notice in accordance with Section 8.9. Each of the Parties irrevocably and unconditionally (1) agrees not to commence any such action or proceeding except in the Nevada Courts; (2) agrees that any claim in respect of any such action or proceeding may be heard and determined in the Nevada Courts; (3) waives, to the fullest extent it may legally and effectively do so, any objection that it may now or hereafter have to the jurisdiction or laying of venue of any such action or proceeding in the Nevada Courts; and (4) waives, to the fullest extent permitted by law, the defense of an inconvenient forum to the maintenance of such action or proceeding in the Nevada Courts. The Parties agree that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by applicable Legal Requirements; provided, however, that nothing in the foregoing shall restrict any Party’s rights to seek any post-judgment relief regarding, or any appeal from, such final trial court judgment.
(b) EACH OF THE PARTIES IRREVOCABLY WAIVES ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING BETWEEN THE PARTIES (WHETHER BASED ON CONTRACT, TORT OR OTHERWISE), INCLUDING ANY COUNTERCLAIM, ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THE ACTIONS OF ANY PARTY HERETO IN THE NEGOTIATION, ADMINISTRATION, PERFORMANCE AND ENFORCEMENT THEREOF. EACH PARTY (i) MAKES THIS WAIVER VOLUNTARILY AND (ii) ACKNOWLEDGES THAT SUCH PARTY HAS BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS CONTAINED IN THIS SECTION 8.5.
8.6 Assignability.   This Agreement shall be binding upon, and shall be enforceable by and inure solely to the benefit of, the Parties and their respective successors and permitted assigns; provided, however, that neither this Agreement nor any of the rights hereunder may be assigned by a Party without the prior written consent of the other Parties, and any attempted assignment of this Agreement or any of such rights without such consent shall be void and of no effect; provided, further, that Parent may designate, by written notice to the Company, another wholly owned direct or indirect Subsidiary of Parent to act as Merger Sub, in which event all references to Merger Sub in this Agreement shall be deemed references to such other Subsidiary; provided that such assignment shall not impede or delay the consummation of the Transactions or relieve Parent of its obligations hereunder.
8.7 No Third-Party Beneficiaries.   Nothing in this Agreement, express or implied, is intended to or shall confer upon any Person (other than the Parties) any right, benefit or remedy of any nature whatsoever under or by reason of this Agreement; except for: (a)(i) the right of the Company’s stockholders to receive the Merger Consideration pursuant to Section 1.5(a) following the Effective Time in accordance with the terms of this Agreement; and (ii) the right of the holders of Company Equity Awards to receive the Option Merger Consideration pursuant to Section 1.7 following the Effective Time in accordance with the terms of this Agreement; (b) the provisions set forth in Section 5.5 of this Agreement; (c) the limitations on liability of the Company Related Parties set forth in Section 7.3(c); and (d) the limitations on liability of the Parent Related Parties set forth in Section 7.3(d).
8.8 Transfer Taxes.   Except as otherwise provided in Section 1.6(b), all transfer, documentary, sales, use, stamp, registration and other similar Taxes and fees imposed on the Company with respect to the transfer of Shares pursuant to the Merger shall be borne by the Company and expressly shall not be a liability of holders of Shares.
8.9 Notices.   Any notice or other communication required or permitted to be delivered to any Party under this Agreement shall be in writing and shall be deemed properly delivered, given and received (a) upon receipt when delivered by hand; (b) two (2) business days after being sent by registered mail or by courier or express delivery service; (c) if sent by email prior to 6:00 p.m. recipient’s local time, upon transmission when receipt is confirmed; or (d) if sent by email after 6:00 p.m. recipient’s local time and receipt is confirmed, the business day following the date of transmission; provided that, in each case, the notice or other communication is sent to the physical or email address set forth beneath the name of such Party below (or to such other physical or email address as such Party shall have specified in a written notice given to the other Parties):
if to Parent or Merger Sub (or following the Effective Time, the Surviving Corporation):
Angel Holdings Godo Kaisha
8-1-5 Seikadai Seika-cho, Souraku-gun
Kyoto, 619-0238
Japan
Attention: Naoki Terasawa
Email: terasawa@angelplayingcards.com
with copies (which shall not constitute notice) to:
Hogan Lovells US LLP
Attention: Christine M. Pallares
Email: christine.pallares@hoganlovells.com
Until
December 31, 2018:    875 Third Avenue
   New York, NY 10022, U.S.
From and after
January 1, 2019:       390 Madison Avenue
    New York, NY 10017, U.S.
and
Nishimura & Asahi
Otemon Tower, 1-1-2, Otemachi, Chiyoda-ku
Tokyo 100-8124
Japan
Attention: Hikaru Oguchi
Email: h_oguchi@jurists.co.jp
if to the Company (prior to the Effective Time):
Gaming Partners International Corporation
3945 W. Cheyenne Ave, Suite 208
N. Las Vegas, Nevada 89032
Attention: Alain Thieffry
Email: amthieff@gmail.com
with a copy (which shall not constitute notice) to:
Saul Ewing Arnstein & Lehr LLP
131 Dartmouth Street, Suite 501
Boston, MA 02116, U.S.
Attention: Steven P. Eichel
Email: steven.eichel@saul.com
8.10 Severability.   Any term or provision of this Agreement that is invalid or unenforceable in any situation in any jurisdiction shall not affect the validity or enforceability of the remaining terms and provisions of this Agreement or the validity or enforceability of the offending term or provision in any other situation or in any other jurisdiction. If a final judgment of a court of competent jurisdiction declares that any term or provision of this Agreement is invalid or unenforceable, the Parties agree that the court making such determination shall have the power to limit such term or provision, to delete specific words or phrases or to replace such term or provision with a term or provision that is valid and enforceable and that comes closest to expressing the intention of the invalid or unenforceable term or provision, and this Agreement shall be valid and enforceable as so modified. In the event such court does not exercise the power granted to it in the prior sentence, the Parties agree to replace such invalid or unenforceable term or provision with a valid and enforceable term or provision that will achieve, to the extent possible, the economic, business and other purposes of such invalid or unenforceable term or provision.
8.11 Obligation of Parent.   Parent shall ensure that Merger Sub duly performs, satisfies and discharges on a timely basis each of the covenants, obligations and liabilities applicable to Merger Sub under this Agreement, and Parent shall be jointly and severally liable with Merger Sub for the due and timely performance and satisfaction of each of said covenants, obligations and liabilities.
8.12 No License Implied.   Neither Party shall be deemed by this Agreement to have been granted or to have granted any license or other rights to the other Party’s Intellectual Property, either expressly or by implication, estoppel or otherwise. All rights with respect to any Intellectual Property are reserved to the owner thereof in all respects.
8.13 Construction.
(a) For purposes of this Agreement, whenever the context requires: the singular number shall include the plural, and vice versa; the masculine gender shall include the feminine and neuter genders; the feminine gender shall include the masculine and neuter genders; and the neuter gender shall include masculine and feminine genders.
(b) The Parties agree that any rule of construction to the effect that ambiguities are to be resolved against the drafting Party shall not be applied in the construction or interpretation of this Agreement.
(c) As used in this Agreement, the words “include” and “including,” and variations thereof, shall not be deemed to be terms of limitation, but rather shall be deemed to be followed by the words “without limitation.”
(d) Except as otherwise indicated, all references in this Agreement to “Sections,” “Exhibits,” “Annexes” and “Schedules” are intended to refer to Sections of this Agreement and Exhibits, Annexes or Schedules to this Agreement.
(e) The bold-faced headings contained in this Agreement are for convenience of reference only, shall not be deemed to be a part of this Agreement and shall not be referred to in connection with the construction or interpretation of this Agreement.
[Signature page follows]

IN WITNESS WHEREOF, the Parties have caused this Agreement to be executed as of the date first above written.
Company:
GAMING PARTNERS INTERNATIONAL CORPORATION
By:
/s/ Alain Thieffry

Name: Alain Thieffry
Title:  President
Signature Page to the Merger Agreement

Parent:
ANGEL HOLDINGS GODO KAISHA
By:
/s/ Yasushi Shigeta

Name: Yasushi Shigeta
Title:   Representative Member
Merger Sub:
AGL NEVADA CORPORATION
By:
/s/ Kyotaro Morihisa

Name: Kyotaro Morihisa
Title:   President, Treasurer, Secretary
Signature Page to the Merger Agreement

EXHIBIT A
DEFINITIONS
For purposes of the Agreement (including this Exhibit A):
“Acceptable Confidentiality Agreement” shall mean any customary confidentiality agreement that (i) contains confidentiality, use, standstill and other provisions that are customary for transactions similar to the Transactions and (ii) does not prohibit the Company from providing any information to Parent in accordance with Section 4.3.
“Acquired Companies” shall mean the Company and its Subsidiaries.
“Acquisition Proposal” shall mean any proposal or offer from any Person (other than Parent and its Affiliates) or “group”, within the meaning of Section 13(d) of the Exchange Act, relating to, in a single transaction or series of related transactions, any (A) acquisition or license of assets of the Company equal to 20% or more of the Company’s consolidated assets or to which 20% or more of the Company’s revenues or earnings on a consolidated basis are attributable; (B) issuance or acquisition of 20% or more of the outstanding Company Common Stock; (C) recapitalization, tender offer or exchange offer that if consummated would result in any Person or group beneficially owning 20% or more of the outstanding Company Common Stock; or (D) merger, consolidation, amalgamation, share exchange, business combination, recapitalization, liquidation, dissolution or similar transaction involving the Company that if consummated would result in any Person or group beneficially owning 20% or more of the outstanding Company Common Stock, in each case other than the Transactions.
“Affiliate” shall mean, as to any Person, any other Person that, directly or indirectly, controls, or is controlled by, or is under common control with, such Person. For this purpose, “control” (including, with its correlative meanings, “controlled by” and “under common control with”) shall mean the possession, directly or indirectly, of the power to direct or cause the direction of management or policies of a Person, whether through the ownership of securities or partnership or other ownership interests, by Contract or otherwise.
“Agreement” is defined in the preamble to the Agreement.
“Anti-Corruption Laws” shall mean the Foreign Corrupt Practices Act of 1977, as amended, the Anti-Kickback Act of 1986, as amended, the UK Bribery Act of 2012, and the Anti-Bribery Laws of the People’s Republic of China or any applicable Legal Requirements of similar effect, and the related regulations and published interpretations thereunder.
“Antitrust Laws” shall mean the Sherman Act, as amended, the Clayton Act, as amended, the HSR Act, the Federal Trade Commission Act, as amended, all applicable foreign anti-trust laws and all other applicable Legal Requirements issued by a Governmental Body that are designed or intended to prohibit, restrict or regulate actions having the purpose or effect of monopolization or restraint of trade or lessening of competition.
“Board of Directors” is defined in the Recitals of this Agreement.
“Book-Entry Shares” shall mean non-certificated Shares represented by book-entry.
“business day” shall mean a day except a Saturday, a Sunday or other day on which banks in the City of New York or, solely with respect to Section 1.3(a), Japan are authorized or required by Legal Requirements to be closed.
“Certificates” is defined in Section 1.6(b) of the Agreement.
“Change-of-Control Payment” is defined in Section 2.9(a)(vi) of the Agreement.
“Closing” is defined in Section 1.3(a) of the Agreement.
“Closing Date” is defined in Section 1.3(a) of the Agreement.
“Code” shall mean the Internal Revenue Code of 1986, as amended, and the Treasury Regulations.
“Company” is defined in the preamble to the Agreement.

“Company 401(k) Plans” is defined in Section 5.4(b) of the Agreement.
“Company Adverse Change Recommendation” is defined in Section 5.1(a) of the Agreement.
“Company Associate” shall mean each current or former officer or other employee, or individual who is an independent contractor, consultant or director, of or to the Company or any of its Subsidiaries.
“Company Board Recommendation” is defined in Section 2.20 of the Agreement.
“Company Common Stock” shall mean the common stock, $0.01 par value per share, of the Company.
“Company Disclosure Schedule” shall mean the disclosure schedule that has been prepared by the Company in accordance with the requirements of the Agreement and that has been delivered by the Company to Parent on the date of the Agreement.
“Company Equity Award” means any Company Option or Company SAR.
“Company Equity Plan” shall mean the 1994 Directors’ Stock Option Plan of the Company, as amended, supplemented or otherwise modified.
An Entity shall be deemed to be a “Company Investment Entity” if  (a) such Entity is not a Subsidiary of the Company and (b) the Company owns, directly or indirectly, beneficially or of record, any capital stock or equity interests in, or subscriptions, options, calls, warrants or rights (whether or not currently exercisable) to acquire, or other securities convertible into or exchangeable or exercisable for, any capital stock or equity interests in such Entity.
“Company IP” shall mean all (a) Company-Owned IP; and (b) Company-Licensed IP.
“Company-Licensed IP” shall mean all Intellectual Property licensed, or with respect to which rights are granted, to any Acquired Company pursuant to any IP Contract.
“Company-Owned IP” shall mean all Intellectual Property that is owned or purported to be owned by any Acquired Company, including any such Intellectual Property that is jointly owned with any other Person.
“Company-Owned Registered IP” is defined in Section 2.8(a) of the Agreement.
“Company-Licensed Registered IP” is defined in Section 2.8(a) of the Agreement.
“Company Options” shall mean all stock options to purchase Shares (whether granted by the Company pursuant to the Company Equity Plan, assumed by the Company in connection with any merger, acquisition or similar transaction or otherwise issued or granted).
“Company Party” is defined in Section 5.6 of the Agreement.
“Company Preferred Stock” shall mean the preferred stock, $0.01 par value per share, of the Company.
“Company Product” shall mean each product (including any equipment, accessories, hardware, software or firmware) or service developed, manufactured, sold, licensed, leased or delivered by the Company or any of its Subsidiaries.
“Company Real Property” is defined in Section 2.7(b) of the Agreement.
“Company Related Parties” is defined in Section 7.3(c) of the Agreement.
“Company Returns” is defined in Section 2.15(a) of the Agreement.
“Company SARs” shall mean all stock appreciation rights with respect to Shares (whether granted by the Company pursuant to the Company Equity Plan, assumed by the Company in connection with any merger, acquisition or similar transaction or otherwise issued or granted).
“Company SEC Documents” is defined in Section 2.4(a) of the Agreement.
“Company Stockholder Meeting” is defined in Section 5.2(d) of the Agreement.
“Company Termination Fee” is defined in Section 7.3(b) of the Agreement.

“Conflict Minerals” shall mean: (i) columbite-tantalite (coltan), cassiterite, gold, wolframite, or their derivatives, which are limited to tantalum, tin, and tungsten, unless the Secretary of State of the United States determines that additional derivatives are financing conflict in the Democratic Republic of the Congo or a country that shares an internationally recognized border with the Democratic Republic of the Congo; and (ii) any other mineral or its derivatives determined by the Secretary of State of the United States to be financing conflict in the Democratic Republic of the Congo or a country that shares an internationally recognized border with the Democratic Republic of the Congo.
“Consent” shall mean any approval, consent, ratification, permission, waiver or authorization.
“Continuing Employee” is defined in Section 5.13(a) of the Agreement.
“Confidential Information” is defined in Section 5.14(a) of the Agreement.
“Contract” shall mean any binding agreement, contract, subcontract, lease, understanding, instrument, bond, debenture, note, option, warrant, license, sublicense, commitment or undertaking.
“Copyleft License” means any license that requires, as a condition of use, modification or distribution of Copyleft Materials, that such Copyleft Materials, or other software or content incorporated into, derived from, used, or distributed with such Copyleft Materials: (i) in the case of software, be made available to any third party recipient in a form other than binary (e.g., source code) form, (ii) be made available to any third-party recipient under terms that allow preparation of derivative works, (iii) in the case of software, be made available to any third-party recipient under terms that allow software or interfaces therefor to be reverse engineered, reverse assembled or disassembled (other than to the extent any contrary restriction would be unenforceable under law), or (iv) be made available to any third-party recipient at no license fee. Copyleft licenses include without limitation the GNU General Public License, the GNU Lesser General Public License, the Mozilla Public License, the Common Development and Distribution License, the Eclipse Public License, and all Creative Commons “sharealike” licenses.
“Copyleft Materials” means any Software or content subject to a Copyleft License.
“Copyrights” is defined in the definition of Intellectual Property.
“Determination Notice” is defined in Section 5.1(b)(i) of the Agreement.
“Disclosing Party” is defined in Section 5.14(a) of this Agreement.
“DOJ” shall mean the U.S. Department of Justice.
“DOL” is defined in Section 2.16(e) of the Agreement.
“Effective Time” is defined in Section 1.3(b) of the Agreement.
“Employee Plan” shall mean (a) each “employee benefit plan” within the meaning of Section 3(3) of ERISA (whether or not subject to ERISA), and (b) each employment, consulting, compensation, deferred compensation, bonus, commission or other cash incentive, equity or equity-based incentive, stock option, stock appreciation right, stock purchase, profit sharing, pension, retirement, supplemental retirement, severance, termination pay, supplemental unemployment, change of control or other transaction-based incentive, retention incentive, golden parachute, health and welfare, medical, hospitalization, dental, vision, death, disability, accident, vacation, sick pay, cafeteria, retiree, reimbursement, fringe benefit and other material or similar employee benefit plan, policy, program, agreement or arrangement, in each case whether written or oral, unfunded or funded, or ongoing or terminated, that is (i) sponsored, maintained, contributed to or required to be contributed to by the Company or any of its Subsidiaries for the benefit of any Company Associate (or any eligible dependent or beneficiary of such Company Associate); (ii) with respect to which the Company or any of its Subsidiaries has or may have any liability (contingent or otherwise); or (iii) to which the Company or any of its Subsidiaries is a party.
“Encumbrance” shall mean any lien, pledge, hypothecation, charge, mortgage, security interest, encumbrance, claim, option, right of first refusal, preemptive right, community property interest or similar restriction of any nature.
“End Date” is defined in Section 7.1(b) of the Agreement.

“Entity” shall mean any corporation (including any non-profit corporation), general partnership, limited partnership, limited liability partnership, joint venture, estate, trust, company (including any company limited by shares, limited liability company or joint stock company), firm, society or other enterprise, association, organization or entity.
“Environmental Law” shall mean any federal, state, local or foreign Legal Requirement relating to pollution or protection of human health, worker health or the environment (including ambient air, surface water, ground water, land surface or subsurface strata), including any Legal Requirement relating to emissions, discharges, Releases or threatened Releases of Hazardous Materials, or otherwise relating to the manufacture, processing, distribution, generation, use, treatment, storage, disposal, transport, investigation, remediation or handling of Hazardous Materials.
“Environmental Permit” shall mean any Governmental Authorization issued pursuant to any Environmental Law.
“ERISA” shall mean the Employee Retirement Income Security Act of 1974, as amended, and the rules and regulations promulgated thereunder.
“ERISA Affiliate” shall mean any trade or business (whether or not incorporated) which would be considered under common control with, or a single employer with, the Company or any of its Subsidiaries pursuant to Section 414(b), (c), (m) or (o) of the Code or pursuant to Section 4001 of ERISA.
“Event” is defined in the definition of Material Adverse Effect.
“Exchange Act” shall mean the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.
“Excluded Party” means any Person from whom the Company or any of its Representatives has received a written Acquisition Proposal after the execution of this Agreement and prior to the No-Shop Period Start Date, which written Acquisition Proposal the Board of Directors has determined in good faith prior to the start of the No-Shop Period Start Date (after consultation with its outside counsel and its financial advisor) is or would reasonably be expected to lead to a Superior Offer; provided, however, that a Person shall immediately cease to be an Excluded Party (and the provisions of this Agreement applicable to Excluded Parties shall cease to apply with respect to such Person) if  (A) such Acquisition Proposal made by such Person prior to the start of the No-Shop Period Start Date is withdrawn (it being understood that any amendment, modification or replacement of such Acquisition Proposal shall not, in and of itself, be deemed a withdrawal of such Acquisition Proposal) or (B) such Acquisition Proposal, in the good faith determination of the Board of Directors (after consultation with its outside counsel and its financial advisor), no longer is or would reasonably be expected to lead to a Superior Offer.
“Excluded Shares” is defined in Section 1.5(a)(i) of this Agreement.
“Foreign Plan” is defined in Section 2.16(e) of this Agreement.
“FTC” shall mean the U.S. Federal Trade Commission.
“GAAP” is defined in Section 2.4(b) of the Agreement.
“Gaming Approvals” shall mean, collectively, the licenses, findings of suitability, approvals, consents, determinations of qualification, franchises, exemptions, waivers, concessions, entitlements, registrations, declarations, notices or filings, or other Governmental Authorizations, required to be made or obtained under any Gaming Law.
“Gaming Authority” shall mean any Governmental Body with regulatory control or jurisdiction over the manufacture, sale, distribution or operation of gaming equipment (including gaming systems), the design, operation or distribution of internet gaming services or products, the ownership or operation of any current or contemplated casinos, or any other gaming activities and operations.

“Gaming Laws” shall mean with respect to any Person, any Legal Requirement governing or relating to the manufacture, sale, software, testing, distribution or operation of gaming equipment (including gaming systems), the design, operation or distribution of internet gaming services or products, the ownership or operation of any current or contemplated casino, or online gaming products and services or other gaming activities and operations of such person and its Subsidiaries, including the rules and regulations established by any Gaming Authority.
“Governmental Authorization” shall mean any permit, license, certificate, approval, consent, grant, franchise, variance, findings of suitability, exemption, permission, clearance, registration, qualification, identification number, waiver, filing or authorization (including any Gaming Approval) issued, granted, given or otherwise made available by or under the authority of any Governmental Body or pursuant to any Legal Requirement (including under any Gaming Law).
“Governmental Body” shall mean any (a) nation, state, commonwealth, province, territory, county, municipality, district or other jurisdiction of any nature; (b) federal, state, local, municipal, foreign, international, multinational, supranational, tribal or other government; or (c) governmental or quasi-governmental authority of any nature, including any governmental division, department, agency, commission, instrumentality, official, ministry, fund, foundation, center, organization, unit or body and any court, arbitrator or other tribunal.
“Guarantor” is defined in Section 7.3(f) of the Agreement.
“Hazardous Materials” shall mean any waste, material, or substance that is listed, regulated or defined under any Environmental Law, including the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended, and the Resource Conservation and Recovery Act of 1976, as amended, and includes (a) any pollutant, chemical substance, hazardous substance, hazardous waste, special waste, solid waste, and (b) asbestos, mold, radioactive material, polychlorinated biphenyls, petroleum or any fraction thereof, or petroleum-derived substance or waste.
“HSR Act” shall mean the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, and the rules and regulations promulgated thereunder.
“Indebtedness” shall mean (a) any indebtedness for borrowed money (including the issuance of any debt security) to any Person, including any capital leases; (b) any obligations evidenced by notes, bonds, debentures or similar Contracts to any Person other than the Company; (c) any obligations in respect of letters of credit and bankers’ acceptances (other than letters of credit used as security for leases); (d) all indebtedness created or arising under any conditional sale or other title retention agreement with respect to property acquired or deferred purchase price of property or services (other than trade accounts payable in the ordinary course); (e) net obligations of any interest rate swap, currency swap, forward currency or interest rate contracts or other interest rate or currency hedging arrangements; or (f) any guaranty of any such obligations described in clauses (a) through (e) of any Person other than the Company or any of its Subsidiaries (other than, in any case, accounts payable to trade creditors and accrued expenses, in each case, arising in the ordinary course of business consistent with past practice).
“Indemnified Persons” is defined in Section 5.5(a) of the Agreement.
“Information Privacy and Security Laws” shall mean all applicable Legal Requirements concerning the privacy, data protection, transfer or security of Personal Information, and all guidance issued by a Governmental Body (including staff reports) thereunder, including, but not limited to, the following: the EU General Data Protection Regulation (EU) 2016/679, the U.S. Health Insurance Portability and Accountability Act of 1996, as amended by the U.S. Health Information Technology for Economic and Clinical Health Act of 2009, including the regulations promulgated thereunder, the HITECH Act and the regulations promulgated pursuant thereto, the Gramm-Leach-Bliley Act, the Fair Credit Reporting Act, the Fair and Accurate Credit Transaction Act, the Telephone Consumer Protection Act, Section 5 of the Federal Trade Commission Act as it applies to the receipt, access, use, disclosure, and security of Personal Information, the Privacy Act of 1974, the CAN-SPAM Act, the Telemarketing and Consumer Fraud and Abuse Prevention Act, Children’s Online Privacy Protection Act, PCI DSS, state data breach notification laws, state data security laws, state social security number protection laws, any Legal Requirements pertaining to privacy or data security and any applicable Legal Requirements concerning requirements for website and mobile application privacy policies and practices, or any outbound communications (including e-mail marketing, telemarketing and text messaging), tracking and marketing.
“Intellectual Property” shall mean all intellectual property rights throughout the world, including all U.S. and foreign rights in, arising out of or associated with (a) patents, patent applications, and all related continuations, continuations-in-part, divisionals, reissues, re-examinations, substitutions, and extensions thereof  (“Patents”); (b) trademarks, service marks, names, corporate names, trade names, domain names, logos, slogans, trade dress, design rights, and other similar designations of source or origin, together with the goodwill symbolized by any of the foregoing (“Trademarks”); (c) copyrights and copyrightable subject matter and all other rights corresponding thereto throughout the world (“Copyrights”); (d) trade secrets and all other confidential information, ideas, know-how, proprietary processes, protocols, specifications, techniques, data, results, plans, formulae, formulations, compositions, models, and methodologies (“Trade Secrets”); (e) domain names (“Domain Names”); (f) industrial designs; (g) all moral and economic rights of authors and inventors, however denominated; (h) all applications and registrations for the foregoing; and (i) any similar or equivalent rights to any of the foregoing (as applicable).
“Intentional Breach” shall mean with respect to any agreement or covenant of a Party in this Agreement, an action or omission taken or omitted to be taken by such Party in material breach of such agreement or covenant that the breaching Party intentionally takes (or fails to take) and with the actual knowledge that such action or omission would, or would reasonably be expected to, cause such material breach of such agreement or covenant.
“Intervening Event” shall mean an event, occurrence, fact or change that materially affects the business, assets or operations of the Company (other than any event, occurrence, fact or change resulting from a breach of this Agreement by the Company) that was not known (or if known, the magnitude or consequences of which could not reasonably have been known) or reasonably foreseeable to the Board of Directors as of the date hereof, which event, occurrence, fact or change becomes known to the Board of Directors prior to the Effective Time, other than (i) changes in the Company Common Stock price, in and of itself  (however, the underlying reasons for such changes may constitute an Intervening Event), (ii) any Acquisition Proposal, or (iii) the fact that, in and of itself, the Company exceeds any internal or published projections, estimates or expectations of the Company’s revenue, earnings or other financial performance or results of operations for any period, in and of itself  (however, the underlying reasons for such events may constitute an Intervening Event).
“IP Contract” is defined in Section 2.9(a)(viii) of the Agreement.
“IRS” shall mean the United States Internal Revenue Service.
“IT Systems” shall mean computers, software (including programs and applications, object and source code, databases, algorithms, and documentation), servers, workstations, facilities, hardware, databases, firmware, middleware, platforms, websites, routers, hubs, switches, circuits, networks, data communications lines and all other information technology equipment (including communications equipment, terminals and hook-ups that interface with third party software or systems) and all associated documentation, owned, licensed, leased or otherwise used by or on behalf of the Acquired Companies.
“knowledge” with respect to an Entity shall mean, with respect to any matter in question, the actual knowledge of any person serving as an “officer” (as defined in Section 16(a) of the Exchange Act) of such Entity, after reasonable inquiry under the circumstances.
“Leased Real Property” is defined in Section 2.7(b) of the Agreement.
“Legal Proceeding” shall mean any action, suit, complaint, litigation, arbitration, investigation, proceeding (including any civil, criminal, administrative or appellate proceeding) or hearing commenced, brought, conducted or heard by or before, or otherwise involving, any Governmental Body.
“Legal Requirement” shall mean any federal, state, local, municipal, foreign, international, multinational, supranational or other law, statute, constitution, resolution, ordinance, common law, code, edict, decree, rule, regulation, ruling or requirement issued, enacted, adopted, promulgated, implemented or otherwise put into effect by or under the authority of any Governmental Body (or under the authority of NASDAQ).

“Letter of Credit” is defined in Section 7.3(e) of the Agreement.
“Limited Guaranty” is defined in Section 7.3(f) of the Agreement.
“Material Adverse Effect” shall mean (a) the failure of GPI Mexicana, S.A. de C.V. to maintain as valid and in full force and effect its current Governmental Authorization under IMMEX (Industria Manufacturera, Maquiladora y de Servicio de Exportación) and (b) any state of facts, condition, development, occurrence, circumstance, change, effect or event (each, an “Event”) which, individually or in the aggregate, has had or would reasonably be expected to have a material adverse effect on (x) the ability of the Company to consummate the Transactions on or before the End Date; or (y) the business, assets, financial condition or results of operations of the Acquired Companies, taken as a whole; provided, however, that none of the following shall be deemed to constitute or be taken into account in determining whether there is, or would reasonably be expected to be, a Material Adverse Effect for purposes of clause (y) above: (i) any change in the market price or trading volume of the Company’s stock or in the Company’s credit ratings; provided that the underlying causes of any such change may be considered in determining whether a Material Adverse Effect has occurred to the extent not otherwise excluded by another exception herein; (ii) any Event resulting from the announcement, pendency or performance of the Transactions; (iii) any Event generally affecting the economy generally, or other general business, financial, market, regulatory or political conditions; (iv) any Event arising directly or indirectly from or otherwise relating to fluctuations in the value of any currency; (v) any Event arising directly or indirectly from or otherwise relating to any outbreak or escalation of hostilities, act of terrorism, war, national or international calamity, natural disaster or any other similar event; (vi) the failure of the Company to meet internal or analysts’ expectations or projections; provided that the underlying causes of such failure may be considered in determining whether a Material Adverse Effect has occurred to the extent not otherwise excluded by another exception herein; (vii) any adverse effect arising directly from, or otherwise directly relating to, any action taken by the Company at the written direction of an officer of Parent or any action expressly required to be taken by the Company pursuant to the terms of this Agreement, or any action omitted to be taken in accordance with Section 4.2(b) where the Company has requested Parent’s consent and Parent has unreasonably withheld, conditioned or delayed such consent; or (viii) any Event arising directly or indirectly from or otherwise relating to any change in, or any compliance with or action taken for the purpose of complying with any change in, any Legal Requirement or GAAP (or interpretations of any Legal Requirement or GAAP) provided that any Event referred to in the foregoing clauses (iii), (iv), (v) and (viii) may be taken into account in determining whether there is, or would reasonably be expected to be, a Material Adverse Effect to the extent such Event materially disproportionately affects the Acquired Companies relative to other participants in the industries in which the Acquired Companies operate.
“Material Contract” is defined in Section 2.9(a) of the Agreement.
“Merger” is defined in the Recitals of this Agreement.
“Merger Consideration” is defined in Section 1.5(a)(ii) of the Agreement.
“Merger Sub” is defined in the preamble to the Agreement.
“NASDAQ” shall mean The NASDAQ Global Market.
“Nevada Courts” is defined in Section 8.5(a) of the Agreement.
“No-Shop Period Start Date” is defined in Section 4.3(a) of the Agreement.
“Non-Withholding Option” is defined in Section 1.7(c) of the Agreement.
“NRS” is defined in the Recitals to this Agreement.
“NSB” shall mean ZB, N.A., doing business as Nevada State Bank.
“NSB Indebtedness” shall mean any and all Indebtedness incurred by the Company or its Subsidiaries pursuant to or in connection with the NSB Loan Documents.
“NSB Loan Documents” shall mean, in each case, as amended, supplemented or otherwise modified, (i) the Credit Agreement, dated as of June 26, 2015, between the Company, as borrower, and NSB, as lender, (ii) the Pledge and Security Agreement and Irrevocable Proxy, dated as of June 26, 2015, granted by the Company and Gaming Partners International USA, Inc. in favor of NSB, (iii) the Guaranty, dated as of June 26, 2015, granted by Gaming Partners International USA, Inc. and Gaming Partners International Asia Limited in favor of NSB and (iii) any other document, instrument or agreement entered into pursuant to or in connection with each of the foregoing.
“Open Source License” means any license meeting the Open Source Definition (as promulgated by the Open Source Initiative) or the Free Software Definition (as promulgated by the Free Software Foundation), or any substantially similar license, including but not limited to any license approved by the Open Source Initiative, or any Creative Commons License. For avoidance of doubt, Open Source Licenses include Copyleft Licenses.
“Open Source Materials” means any Software or content subject to an Open Source License.
“Option Merger Consideration” is defined in Section 1.7(a) of the Agreement.
“Outstanding Company Option” is defined in Section 1.7(a) of the Agreement.
“Outstanding Company SAR” is defined in Section 1.7(b) of the Agreement.
“Owned Real Property” is defined in Section 2.7(a) of the Agreement.
“Parent” is defined in the preamble to the Agreement.
“Parent Material Adverse Effect” shall mean any Event that would or would reasonably be expected to, individually or in the aggregate, prevent or materially impair or delay Parent’s or Merger Sub’s ability to consummate the Transactions in a timely manner on the terms set forth herein.
“Parent Plan” is defined in Section 5.13 of the Agreement.
“Parent Related Parties” is defined in Section 7.3(d) of the Agreement.
“Parent Termination Fee” is defined in Section 7.3(d) of the Agreement.
“Parties” shall mean Parent, Merger Sub and the Company.
“Patents” is defined in the definition of Intellectual Property.
“Paying Agent” is defined in Section 1.6(a) of the Agreement.
“Paying Agent Agreement” is defined in Section 1.6(a) of the Agreement.
“Payment Fund” is defined in Section 1.6(a) of the Agreement.
“Payoff Letter” is defined in Section 5.12 of the Agreement.
“PCI DSS” means the Payment Card Industry Data Security Standard, issued by the Payment Card Industry Security Standards Council, as may be revised from time to time.
“Permitted Encumbrance” shall mean (a) any Encumbrance for Taxes that are not due and payable or the validity of which is being contested in good faith by appropriate proceedings and for which adequate reserves have been provided in accordance with GAAP in the Company’s latest financial statements included in the Company SEC Documents; (b) mechanics’, materialmen’s, carriers’, workmen’s, warehouseman’s, repairmen’s, landlords’ and similar liens granted or which arise in the ordinary course of business consistent with past practice for amounts that are not overdue or which are being contested in good faith by appropriate proceedings; (c) in the case of any Contract, Encumbrances that are restrictions against the transfer or assignment thereof that are included in the terms of such Contract; (d) in the case of the Company Real Property, Encumbrances that are easements, rights-of-way, encroachments, restrictive covenants, conditions and other similar Encumbrances incurred or suffered in the ordinary course of business consistent with past practice and which, individually or in the aggregate, do not and would not materially impair the use (or contemplated use) or occupancy, utility or value of the applicable real property or otherwise materially impair the present or contemplated business operations at such location; and (e) zoning, entitlement, building, municipal bylaws and other land use regulations, in each case, and imposed by Governmental Bodies having jurisdiction over such real property, that are not violated by the current use and operation of the Company Real Property and which do not, individually or in the aggregate, materially impair the value or current use and operation of the affected Company Real Property.
“Person” shall mean any individual, Entity or Governmental Body.
“Personal Information” shall mean any information, in any form, that: (i) relates to an individual or that identifies or could reasonably be used to identify an individual; (ii) is governed, regulated or protected by one or more Information Privacy and Security Laws; or (iii) is covered by PCI DSS.
“Pre-Closing Period” is defined in Section 4.1(a) of the Agreement.
“Proxy Statement” is defined in Section 5.2(a) of the Agreement.
“Real Property Lease” is defined in Section 2.7(b) of the Agreement.
“Receiving Party” is defined in Section 5.14(a) of the Agreement.
“Receiving Party’s Group” is defined in Section 5.14(b) of the Agreement.
“Release” shall mean any presence, emission, spill, seepage, leak, escape, leaching, discharge, injection, pumping, pouring, emptying, dumping, disposal, migration, or release of Hazardous Materials from any source into or upon the indoor or outdoor environment, including the air, soil, improvements, surface water, groundwater, the sewer, septic system, storm drain, publicly owned treatment works, or waste treatment, storage, or disposal systems.
“Remediation” means any investigation, clean-up, removal action, remedial action, restoration, repair, response action, corrective action, abatement, monitoring, sampling and analysis, installation, reclamation, closure or post-closure in connection with the suspected, threatened or actual Release of Hazardous Materials.
“Representatives” shall mean officers, directors, employees, attorneys, accountants, investment bankers, consultants, agents, financial advisors, other advisors and other representatives.
“Sanctions and Export Authority” is defined in Section 2.13(b) of the Agreement.
“Sarbanes-Oxley Act” is defined in Section 2.4(a) of the Agreement.
“SEC” shall mean the United States Securities and Exchange Commission.
“Securities Act” shall mean the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.
“Shares” is defined in the Recitals to this Agreement.
“Stockholder Approval” is defined in Section 2.25 of this Agreement.
“Special Committee” is defined in the Recitals to this Agreement.
“Software” shall mean software in either source code or object code form.
“Specified Agreement” is defined in Section 7.1(f) of the Agreement.
An Entity shall be deemed to be a “Subsidiary” of another Person if such Person directly or indirectly owns, beneficially or of record, (a) an amount of voting securities or other interests in such Entity that is sufficient to enable such Person to elect at least a majority of the members of such Entity’s board of directors or other governing body; or (b) at least 50% of the outstanding equity or financial interests of such Entity.
“Superior Offer” shall mean a bona fide written Acquisition Proposal made after the date hereof that the Board of Directors determines, in its good-faith judgment, after consultation with outside legal counsel and its financial advisors, is reasonably likely to be consummated in accordance with its terms, taking into account all legal, regulatory and financing aspects (including certainty of closing, termination fees, any expense reimbursement provisions and whether such Acquisition Proposal is fully financed) of the proposal and the Person making the proposal and other aspects of the Acquisition Proposal that the Board of

Directors deems relevant, and if consummated, would result in a transaction more favorable to the Company’s stockholders (solely in the their capacity as such) than the Transactions and taking into account all legal, regulatory and financing aspects (including certainty of closing, termination fees, any expense reimbursement provisions and whether such Acquisition Proposal is fully financed) (including after giving effect to proposals, if any, made by Parent pursuant to Section 5.1(b)(i)); provided, however, that for purposes of the definition of  “Superior Offer,” the references to “20%” in the definition of Acquisition Proposal shall be deemed to be references to “80%”; provided, further, however, that a “Superior Offer” must include a cash price per share of at least $15.13 and provide that the Person making such Superior Offer will pay directly to Parent, on behalf of the Company, the Company Termination Fee in accordance with Section 7.3(b) of the Agreement.
“Surviving Corporation” is defined in Section 1.1 of the Agreement.
“Takeover Laws” shall mean any “moratorium,” “control share acquisition,” “fair price,” “supermajority,” “affiliate transactions,” or “business combination statute or regulation” or other similar state anti-takeover laws and regulations, including the “acquisition of controlling interest” statutes set forth in Sections 78.378 through 78.3793 of the NRS, inclusive, and the “combinations with interested stockholders” statutes set forth in Sections 78.411 through 78.444 of the NRS, inclusive.
“Tax” shall mean any tax (including any income tax, franchise tax, capital gains tax, gross receipts tax, value-added tax, surtax, estimated tax, unemployment tax, national health insurance tax, excise tax, alternative or minimum tax, ad valorem tax, transfer tax, stamp tax, sales tax, gaming tax, use tax, property tax, business tax, withholding tax or payroll tax), levy, assessment, tariff, impost, imposition, duty (including any customs duty) or other tax or charge of any kind whatsoever, including any charge or amount (including any fine, penalty or interest) related thereto, imposed, assessed or collected by or under the authority of any Governmental Body.
“Tax Return” shall mean any return (including any information return), report, statement, declaration, estimate, schedule, form, election, certificate or other document or information filed or required to be filed with any Governmental Body in connection with the determination, assessment, collection or payment of any Tax and any attachments thereto or amendments thereof.
“Trademarks” is defined in the definition of Intellectual Property.
“Trade Secrets” is defined in the definition of Intellectual Property.
“Transactions” shall mean (a) the execution and delivery of the Agreement; and (b) all of the transactions contemplated by the Agreement, including the Merger.
“Treasury Regulations” shall mean the regulations promulgated under the Code by the U.S. Department of the Treasury.
“Voting Agreement” is defined in the Recitals to this Agreement.
“WARN” is defined in Section 2.16(c) of the Agreement.

AMENDMENT NO. 1 TO

AGREEMENT AND PLAN OF MERGER
THIS AMENDMENT NO. 1 TO AGREEMENT AND PLAN OF MERGER (this “Amendment”) is made and entered into as of December 26, 2018, by and among: Angel Holdings Godo Kaisha, a company organized under the laws of Japan (“Parent”); AGL Nevada Corporation, a Nevada corporation and a wholly owned subsidiary of Parent (“Merger Sub”); and Gaming Partners International Corporation, a Nevada corporation (the “Company”). All capitalized terms used herein and not otherwise defined have the meanings ascribed to them in the Merger Agreement (as hereinafter defined).
RECITALS
WHEREAS, Parent, Merger Sub and the Company previously entered into that certain Agreement and Plan of Merger, dated as of November 27, 2018 (the “Merger Agreement”);
WHEREAS, the Parties now wish to make certain modifications to the Merger Agreement as set forth herein;
WHEREAS, Section 8.1 of the Merger Agreement provides that, prior to the Effective Time, subject to applicable Legal Requirements, the Merger Agreement may be amended with the approval of the respective boards of directors of the Company, Parent and Merger Sub at any time; and
WHEREAS, the board of directors of the Company has unanimously (i) approved and declared advisable this Amendment, (ii) declared that it is in the best interests of the stockholders of the Company that the Company enter into this Amendment, (iii) directed that the approval of the Merger Agreement as amended by this Amendment be submitted to a vote at a meeting of the stockholders of the Company and (iv) resolved and agreed to recommend to the stockholders of the Company that they vote in favor of the approval and adoption of the Merger Agreement as amended by this Amendment; and
WHEREAS, the board of directors of Merger Sub has unanimously approved and declared advisable, and the sole member of Parent has approved, this Amendment.
NOW THEREFORE, in consideration of the mutual covenants and agreements set forth herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties to this Amendment, intending to be legally bound, agree as follows:
1. Amendments.
(a) The first sentence of Section 5.2(a) of the Merger Agreement is hereby amended by replacing “twenty (20) business days, following the date of this Agreement” with “January 7, 2019”.
(b) For purposes of Section 6.2(g) of the Merger Agreement, the Consents set forth on Section 6.2(g) of the Company Disclosure Schedule shall be deemed not to include Item 1 set forth thereon (relating to the French Ministry of Economy).
(c) For purposes of Section 6.2(g) of the Merger Agreement, the Consents set forth on Section 6.2(g) of the Company Disclosure Schedule shall be deemed to include the following Consent:
“British Columbia Lottery Corporation’s consent to the Transactions under the Purchase Agreement for Playing Cards by and between British Columbia Lottery Corporation and Gaming Partners International USA, Inc., dated July 10, 2015, as amended by Amendment No. 1, dated November 9, 2015 and Amendment No. 2, dated May 4, 2018.”
2. Effect of Amendment.   This Amendment shall not constitute a waiver, amendment or modification of any other provision of the Merger Agreement not expressly contemplated hereby. Except as expressly modified by this Amendment, the Merger Agreement shall remain unchanged and in full force and effect as if this Amendment had not been entered into. From and after the date hereof, each reference in the Merger Agreement to “this Agreement”, “hereunder”, “hereof”, “herein” or words of similar meaning shall mean and be a reference to the Merger Agreement as amended by this Amendment. Notwithstanding the foregoing, references to the date of the Merger Agreement, and references to the “date hereof”, “the date of this Agreement” or words of similar meaning in the Merger Agreement shall continue to refer to November 27, 2018.
3. Miscellaneous.   This Amendment shall be governed by, and construed in accordance with, the laws of the State of Nevada, regardless of the laws that might otherwise govern under applicable principles of conflicts of laws thereof. This Amendment may be executed in one or more counterparts, including by email with .pdf attachments, all of which shall be considered one and the same agreement, and shall become effective when one or more counterparts have been signed by each of the Parties and delivered to the other Parties.
[Signature page follows]

IN WITNESS WHEREOF, the Parties have caused this Amendment to be executed as of the date first above written.
Company:
GAMING PARTNERS INTERNATIONAL CORPORATION
By:
/s/ Alain Thieffry

Name: Alain Thieffry
Title:  President
Parent:
ANGEL HOLDINGS GODO KAISHA
By:
/s/ Yasushi Shigeta

Name: Yasushi Shigeta
Title:   Representative Member
Merger Sub:
AGL NEVADA CORPORATION
By:
/s/ Kyotaro Morihisa

Name: Kyotaro Morihisa
Title:   President, Treasurer and Secretary
Signature Page to Amendment No. 1 to Agreement and Plan of Merger

Annex B
VOTING AGREEMENT
VOTING AGREEMENT (hereinafter referred to as this “Agreement”), dated as of November 27, 2018, among Angel Holdings Godo Kaisha, a company organized under the laws of Japan (“Parent”), and the undersigned stockholders (each, a “Covered Stockholder”, and collectively, the “Covered Stockholders”) of Gaming Partners International Corporation, a Nevada corporation (the “Company”).
RECITALS
WHEREAS, the Company, Parent and AGL Nevada Corporation, a Nevada corporation and a wholly owned subsidiary of Parent (“Corporate Sub”), have entered into an Agreement and Plan of Merger of even date herewith (as it may be amended from time to time, the “Merger Agreement”), which provides for, among other things, the merger of Corporate Sub with and into the Company, with the Company continuing as the surviving corporation in the merger (the “Merger”), and pursuant to which all Shares issued and outstanding immediately prior to the Effective Time (other than Excluded Shares) will be converted into the right to receive the Merger Consideration;
WHEREAS, each Covered Stockholder holds and is entitled to vote (or direct the voting of) the number of Shares set forth opposite such Covered Stockholder’s name on Schedule 1(b) attached hereto; and
WHEREAS, as a condition and inducement to the willingness of Parent and Corporate Sub to enter into the Merger Agreement, each Covered Stockholder (in such Covered Stockholder’s capacity as a stockholder of the Company) has agreed to enter into this Agreement.
NOW, THEREFORE, in consideration of the premises, and of the representations, warranties, covenants and agreements contained herein, the parties hereto agree as follows:
1. Certain Definitions.   Capitalized terms used but not defined herein shall have the respective meanings ascribed to them in the Merger Agreement. For all purposes of and under this Agreement, the following terms shall have the following respective meanings:
(a) “Expiration Date” means the earliest to occur of  (i) such date and time as the Merger Agreement shall have been validly terminated pursuant to Section 7 thereof, (ii) such date and time as the Merger shall have become effective in accordance with the terms and provisions of the Merger Agreement and (iii) the occurrence of a Company Adverse Change Recommendation.
(b) “Covered Shares” means, with respect to any Covered Stockholder, (i) all Shares set forth opposite such Covered Stockholder’s name on Schedule 1(b) attached hereto, and (ii) all Shares that such Covered Stockholder comes to hold and to be entitled to vote (or direct the voting of) during the period from the date of this Agreement through the Expiration Date, together with any voting securities or instruments of the Company, or other equity interests exercisable for or convertible into Shares, that such Covered Stockholder comes to hold and be entitled to vote (or direct the voting of) during the period from the date of this Agreement through the Expiration Date (including by way of bonus issue, share dividend or distribution, subdivision, reclassification, recapitalization, consolidation, exchange, readjustment or other similar transaction or other change in the capital structure of the Company).
(c) “Transfer” means, with respect to any Covered Stockholder, that such Covered Stockholder directly or indirectly (i) sells, pledges, encumbers, exchanges, assigns, grants an option with respect to, transfers, tenders or otherwise disposes of a Covered Share of such Covered Stockholder or any direct or indirect interest in such Covered Share (including by gift, merger or operation of law), or (ii) enters into an agreement, arrangement or commitment providing for the sale of, pledge of, encumbrance of, exchange of, assignment of, grant of an option with respect to, transfer, tender of or other disposition of such Covered Share or any direct or indirect interest therein (including by gift, merger or operation of law).

2. Transfer of Shares.
(a) Transfer Restrictions.   From the date hereof until the earlier of the Expiration Date and the receipt of the Stockholder Approval, each Covered Stockholder hereby agrees not to Transfer (or intentionally cause or permit the Transfer of) any Covered Shares of such Covered Stockholder, or enter into any Contract (including any option, put, call or similar arrangement) relating thereto, except that any Covered Stockholder may Transfer any or all of such Covered Shares (1) with Parent’s prior written consent and in Parent’s sole discretion or (2) to or with a Permitted Transferee if  (x) such Permitted Transferee agrees in writing to be bound by the terms of this Agreement as if it were a party hereto, (y) such written instrument expressly provides Parent with the ability to enforce the obligations of the Permitted Transferee pursuant to the written agreement referred to in clause (x); and (z) prompt notice of such Transfer to such Permitted Transferee is delivered to Parent. For the purposes of this Agreement, a “Permitted Transferee” means, with respect to each Covered Stockholder, (i) a spouse, lineal descendant or antecedent, brother or sister, adopted child or grandchild of the spouse of any child, adopted child, grandchild or adopted grandchild of such Covered Stockholder (each, a “Family Member” and collectively, “Family Members”), (ii) any Person by will or the laws of intestacy, (iii) any trust, the beneficiaries of which include only the Covered Stockholder and his or her Family Members, (iv) any partnership or limited liability company, all partners or members of which include only the Covered Stockholder and his or her Family Members and any trust described in clause (iii), (v) if such Covered Stockholder is an Entity, any of its partners (including limited or general partners), members and stockholders in connection with a pro rata distribution of any or all of such Covered Stockholder’s Covered Shares, and (vi) if such Covered Stockholder is a trust, any beneficiary of such trust. For the avoidance of doubt, a Permitted Transferee may Transfer any and all Covered Shares that were Transferred to such Transferee to its own Permitted Transferees in accordance with the terms and subject to the conditions of this Section 2(a), as if such Permitted Transferee were a “Covered Stockholder”.
(b) Transfer of Voting Rights.   From the date hereof until the earlier of the Expiration Date and the receipt of the Stockholder Approval, each Covered Stockholder hereby agrees not to deposit (or cause or permit the deposit of) any Covered Shares of such Covered Stockholder in a voting trust or grant any proxy or power of attorney or enter into any voting agreement or similar agreement or arrangement in contravention of the obligations of such Covered Stockholder under this Agreement with respect to any Covered Shares of such Covered Stockholder.
(c) Consequences.   Any Transfer (or purported Transfer) in breach of this Agreement shall be null and void and of no force or effect.
3. Agreement to Vote Shares.
(a) From the date hereof until the Expiration Date, at every meeting of holders of Shares of the Company concerning any proposal related to the Transactions or at which any matter set forth in this Section 3(a) is being considered, and at every adjournment or postponement thereof, and on every action or approval by written consent of the stockholders of the Company concerning any proposal related to the Transactions or at which any matter set forth in this Section 3(a) is being considered, each Covered Stockholder (in such Covered Stockholder’s capacity as a stockholder of the Company) shall, or shall cause the holder of record on any applicable record date to, vote all Covered Shares that such Covered Stockholder then holds and is entitled to vote (or direct the voting of):
(i) in favor of the adoption of the Merger Agreement and the Transactions contemplated thereby, including the Merger;
(ii) in favor of any proposal to adjourn or postpone such meeting of the holders of Shares to a later date if there are not sufficient votes to adopt the Merger Agreement;
(iii) against approval of any proposal made in opposition to adoption of the Merger Agreement or the Merger or the other Transactions contemplated by the Merger Agreement or in competition or inconsistent with the Merger, including any Acquisition Proposal and any Specified Agreement; and

(iv) against any action, proposal or agreement that (x) would reasonably be expected to result in a breach of any representation, warranty, covenant or agreement of the Company under the Merger Agreement or (y) would reasonably be expected to prevent or materially delay or adversely affect the consummation of the Transactions contemplated by the Merger Agreement, including the Merger.
(b) From the date hereof until the Expiration Date, at every meeting of holders of Shares of the Company concerning any proposal related to the Transactions, and at every adjournment or postponement thereof, and on every action or approval by written consent of the Stockholders of the Company concerning any proposal related to the Transactions, each Covered Stockholder (in such Covered Stockholder’s capacity as a stockholder of the Company) shall, or shall cause the holder of record on any applicable record date to, vote all Covered Shares that such Covered Stockholder then holds and is entitled to vote (or direct the voting of) in favor of any approval that is required in connection with the Transactions.
(c) From the date hereof until the Expiration Date, in the event that a meeting of the stockholders of the Company is held, each Covered Stockholder shall, or shall cause the holder of record of any of the Covered Shares of such Covered Stockholder on any applicable record date to, be present in person or represented by proxy at such meeting or otherwise cause all Covered Shares of such Covered Stockholder to be counted as present thereat for purposes of establishing a quorum.
(d) From the date hereof until the Expiration Date, each Covered Stockholder hereby agrees not to enter into any commitment, agreement, understanding or similar arrangement with any Person to vote or give instructions in any manner inconsistent with the terms of this Section 3.
4. Commencement or Participation in Legal Proceedings; Appraisal Rights.
(a) Each Covered Stockholder hereby agrees not to commence or join in, and to take all reasonable actions necessary to opt out of, any Legal Proceeding against the Company and/or its directors and officers (for the avoidance of doubt, participating in the defense of such Legal Proceedings is not prohibited) with respect to, any litigation relating to the Merger Agreement and the Transactions, including any claim (i) challenging the validity of, or seeking to enjoin the operation of, any provision of this Agreement or the Merger Agreement or (ii) alleging a breach of any fiduciary duty of the Board of Directors of the Company or its members in connection with the Merger Agreement or the transactions contemplated hereby or thereby.
(b) To the extent permitted by applicable Legal Requirements (including the NRS), each Covered Stockholder hereby irrevocably and unconditionally waives, and agrees not to assert or perfect, any rights of appraisal or rights to dissent in connection with the Merger that such Covered Stockholder may have by virtue of ownership of the Covered Shares.
5. Directors and Officers.   Notwithstanding any provision of this Agreement to the contrary, nothing in this Agreement shall limit or restrict a Covered Stockholder (or a designee of such Covered Stockholder) who is a director or officer of the Company from acting in such capacity or fulfilling the obligations of such office, including by acting or voting in his capacity as a director or officer of the Company, in such Covered Stockholder’s (or such Covered Stockholder’s designee’s) sole discretion on any matter, including causing the Company to exercise rights under the Merger Agreement (in accordance with the terms thereof), and no such actions or omissions shall be deemed a breach of this Agreement (it being understood that this Agreement shall apply to such Covered Stockholder solely in such Covered Stockholder’s capacity as a stockholder of the Company), including with respect to Section 5.1(b) of the Merger Agreement. In this regard, such Covered Stockholder shall not be deemed to make any agreement or understanding in this Agreement in such Covered Stockholder’s capacity as a director or officer of the Company, including with respect to Section 5.1(b) of the Merger Agreement. For the avoidance of doubt, nothing in this Section 5 shall in any way modify, alter or amend any of the terms of the Merger Agreement.
6. No Solicitation.   Each Covered Stockholder agrees that, beginning on or after the No-Shop Period Start Date, it shall not, and shall cause each of such Covered Stockholder’s controlled Affiliates not to, and shall instruct and use such Covered Stockholder’s reasonable best efforts to cause such Covered Stockholder’s and such Covered Stockholder’s controlled Affiliates’ Representatives not to, directly or indirectly, (a) initiate, solicit, knowingly encourage or otherwise knowingly facilitate any inquiries or the making of any proposal or offer that constitutes, or would reasonably be expected to lead to, any Acquisition Proposal, or (b) engage or otherwise participate in any discussions or negotiations relating to any Acquisition Proposal or any inquiry, proposal or offer that would reasonably be expected to lead to an Acquisition Proposal, (c) provide any information or data to any Person in connection with any Acquisition Proposal or any inquiry, proposal or offer that would reasonably be expected to lead to an Acquisition Proposal or (d) otherwise knowingly facilitate any effort or attempt to make an Acquisition Proposal. Each Covered Stockholder shall, and each Covered Stockholder shall cause such Covered Stockholder’s controlled Affiliates and use such Covered Stockholder’s reasonable best efforts to cause such Covered Stockholder’s Representatives to, immediately cease and cause to be terminated any discussions and negotiations with any Person conducted heretofore with respect to any Acquisition Proposal, or proposal that would reasonably be expected to lead to an Acquisition Proposal. Notwithstanding clauses (b), (c) and (d) above, each Covered Stockholder may (and may permit such Covered Stockholder’s controlled Affiliates and such Covered Stockholder’s and such Covered Stockholder’s controlled Affiliates’ Representatives to) participate in discussions and negotiations with, provide information and data to and otherwise facilitate any Person making an Acquisition Proposal (or its Representatives) with respect to such Acquisition Proposal if  (i) the Company is engaging in discussions or negotiations with such Person in accordance with Section 4.3 of the Merger Agreement and (ii) such Covered Stockholder’s negotiations, discussions, provision of information or data or other facilitation are in conjunction with and ancillary to the Company’s discussions and negotiations.
7. Irrevocable Proxy and Notices.
(a) Irrevocable Proxy.   Each Covered Stockholder hereby irrevocably grants to, and appoints, Parent, and any individual designated in writing by Parent, and each of them individually, as such Covered Stockholder’s proxy and attorney-in-fact (with full power of substitution), for and in the name, place and stead of such Covered Stockholder, to vote such Covered Stockholder’s Covered Shares, or grant a consent or approval in respect of such Covered Shares, in a manner consistent with this Agreement from the date hereof until the Expiration Date; provided, however, for the avoidance of doubt, that such proxy and voting and related rights are expressly limited to those matters set forth in Section 3(a) and Section 3(b) that are, during the applicable period, presented for consideration to the Company’s stockholders generally. Each Covered Stockholder understands and acknowledges that Parent is entering into the Merger Agreement in reliance upon such Covered Stockholder’s execution and delivery of this Agreement. Each Covered Stockholder hereby affirms that the irrevocable proxy set forth in this Section 7 is given in connection with the execution of the Merger Agreement, and that such irrevocable proxy is given to secure the performance of the duties of such Covered Stockholder under this Agreement. Each Covered Stockholder hereby further affirms that the irrevocable proxy (x) is coupled with an interest sufficient in law to support an irrevocable proxy for all purposes, (y) may be revoked only under the circumstances set forth in the last sentence of this Section 7 and (z) shall revoke any and all proxies previously granted by such Covered Stockholder with respect to any Covered Shares. Such irrevocable proxy is executed and intended to be irrevocable in accordance with applicable Legal Requirements and Section 1.6 of the Company’s Amended and Restated Bylaws until the Expiration Date. Each Covered Stockholder hereby ratifies and confirms all actions that the proxies appointed hereunder may lawfully do or cause to be done in accordance with this Agreement. Each Covered Stockholder shall, upon written request by Parent, as promptly as practicable execute and deliver to Parent a separate written instrument or proxy that embodies the terms of this irrevocable proxy set forth in this Section 7. Notwithstanding the foregoing, the proxy and appointment granted by each Covered Stockholder shall be automatically revoked, without any action by such Covered Stockholder, on the Expiration Date.
(b) Additional Shares.   Each Covered Stockholder hereby agrees that in the event such Covered Stockholder acquires or receives, directly or indirectly, any Shares entitled to vote or equity securities or equity interests exercisable for or convertible into Shares entitled to vote after the execution of this Agreement, such Covered Stockholder shall promptly deliver to Parent a written notice in accordance with Section 15(d) indicating the number of such Shares.

(c) Notice of Certain Events.   Each Covered Stockholder shall promptly notify Parent, in accordance with Section 15(d), of  (a) any fact, event or circumstance that would cause, or reasonably be expected to cause or constitute, a breach in any material respect of the representations and warranties of such Covered Stockholder under this Agreement and (b) the receipt by such Covered Stockholder of any notice or other communication from any Person alleging that the consent of such Person is or may be required in connection with this Agreement; provided, however, that the delivery of any notice pursuant to this Section 7(c) shall not limit or otherwise affect the remedies available to any party hereunder.
8. Representations and Warranties of Parent.   Parent hereby represents to each Covered Stockholder as follows:
(a) Organization and Qualification.   Parent is a legal entity duly incorporated, formed or organized (as applicable), validly existing and in good standing under the Legal Requirements of the jurisdiction in which it is incorporated, formed or organized, as applicable.
(b) Authority; Binding Agreement.   Parent has full power and authority to execute and deliver this Agreement, to perform its obligations hereunder and to consummate the transactions contemplated hereby, and no other actions on the part of Parent (or its board of directors or stockholders) are necessary to authorize this Agreement or to consummate the transactions contemplated by this Agreement. This Agreement has been duly executed and delivered by Parent, and, assuming this Agreement constitutes a valid and binding obligation of the Covered Stockholders, constitutes a valid and binding obligation of Parent, enforceable against Parent in accordance with its terms, except to the extent enforceability may be limited by the effect of applicable bankruptcy, reorganization, insolvency, moratorium or other Legal Requirements affecting the enforcement of creditors’ rights generally and the effect of general principles of equity, regardless of whether such enforceability is considered in a proceeding at law or in equity (the “Bankruptcy and Equity Exception”).
(c) No Conflicts.   None of the execution and delivery by Parent of this Agreement, the performance by Parent of its obligations hereunder or the consummation by Parent of the transactions contemplated hereby does or would reasonably be expected to conflict with or result in a violation or breach of  (i) Parent’s charter or other organizational documents, (ii) any other Contract to which Parent is a party or by which Parent may be bound, except for violations, breaches or defaults that, individually or in the aggregate, would not reasonably be expected to (x) prevent or materially and adversely impair or otherwise adversely affect the ability of Parent to perform its obligations under this Agreement or (y) prevent or materially delay or adversely affect the consummation of the Transactions, or (iii) any orders, writs, injunctions, judgments, rulings or decrees of, or settlements with, any Governmental Body or Legal Requirement applicable to Parent.
(d) No Litigation.   There are no Legal Proceedings pending or, to the knowledge of Parent, threatened against Parent, or any orders, writs, injunctions, judgments, rulings or decrees of, or settlements with, any Governmental Body to which Parent is subject, except, in each case, for those that, individually or in the aggregate, would not reasonably be expected to (x) prevent or materially and adversely impair or otherwise adversely affect the ability of Parent to fully perform its obligations under this Agreement or (y) prevent or materially delay or adversely affect the consummation of the Transactions.
9. Representations and Warranties of the Covered Stockholders.   Each Covered Stockholder hereby represents and warrants to Parent as follows:
(a) Organization and Qualification.   If such Covered Stockholder is not an individual, such Covered Stockholder is a legal entity duly formed or organized (as applicable), validly existing and in good standing under the Legal Requirements of the jurisdiction in which it is formed or organized, as applicable.
(b) Authority; Binding Agreement.   If such Covered Stockholder is an individual, he or she has full legal capacity, right and authority to execute and deliver this Agreement and to perform his or her obligations hereunder and consummate the transactions contemplated hereby, including granting the irrevocable proxy as set forth in Section 7. If such Covered Stockholder is not an individual, such Covered Stockholder has full power and authority to execute and deliver this Agreement, to perform such Covered Stockholder’s obligations hereunder and to consummate the transactions contemplated hereby, including granting the irrevocable proxy as set forth in Section 7, and no other actions on the part of such Covered Stockholder (or its governing body, board of directors, members, stockholders or trustees, as applicable) are necessary to authorize or adopt this Agreement or to consummate the transactions contemplated by this Agreement. This Agreement has been duly executed and delivered by such Covered Stockholder, and, assuming this Agreement constitutes a valid and binding obligation of Parent, constitutes a valid and binding obligation of such Covered Stockholder, enforceable against such Covered Stockholder in accordance with its terms, subject to the Bankruptcy and Equity Exception.
(c) No Conflicts.   None of the execution and delivery by such Covered Stockholder of this Agreement, the performance by such Covered Stockholder of such Covered Stockholder’s obligations hereunder or the consummation by such Covered Stockholder of the transactions contemplated hereby does or would reasonably be expected to conflict with or result in a violation or breach of  (i) if such Covered Stockholder is not an individual, such Covered Stockholder’s certificate of formation, operating agreement or comparable organizational documents, as applicable, (ii) any other Contract to which such Covered Stockholder is a party or by which such Covered Stockholder may be bound, including any voting agreement or voting trust, except for violations, breaches or defaults that, individually or in the aggregate, would not reasonably be expected to (x) prevent or materially and adversely impair or otherwise adversely affect the ability of such Covered Stockholder to perform such Covered Stockholder’s obligations under this Agreement or (y) prevent or materially delay or adversely affect the consummation of the Transactions, or (iii) any orders, writs, injunctions, judgments, rulings or decrees of, or settlements with, any Governmental Body or Legal Requirement applicable to such Covered Stockholder. The execution, delivery and performance by such Covered Stockholder of this Agreement, and the consummation by such Covered Stockholder of the transactions contemplated hereby, require no action by or in respect of, or filing with, any Governmental Body.
(d) Ownership of Shares.   Such Covered Stockholder (i) is the lawful owner of the Shares set forth opposite such Covered Stockholder’s name on Schedule 1(b) attached hereto and has the sole power to vote (or cause to be voted) or Transfer such Shares, all of which are free and clear of any liens, adverse claims, charges, security interests, pledges or options, proxies, voting trusts or agreements, understandings or agreements, or any other rights or encumbrances whatsoever (other than those (u) that would not impair the Covered Stockholder’s ability to perform its obligations under this Agreement, (v) created by this Agreement, (w) applicable to such Covered Stockholder’s Covered Shares that may exist pursuant to securities Legal Requirements, (x) under the Company’s organizational documents or (y) customary pursuant to the terms of any custody or similar agreement applicable to Shares held in brokerage accounts and (ii) as of the date hereof, does not hold or have the right to vote (or cause the voting of) any shares of any class of stock of the Company or other securities of the Company or any interest therein or any voting rights with respect to any securities of the Company other than the Shares set forth opposite such Covered Stockholder’s name on Schedule 1(b) attached hereto.
(e) No Finder’s Fees.   No broker, investment banker, financial advisor, finder, agent or other Person is entitled to any broker’s, finder’s, financial adviser’s or other similar fee or commission in connection with this Agreement based upon arrangements made by or on behalf of such Covered Stockholder in his, her or its capacity as a stockholder of the Company.
(f) No Litigation.   As of the date hereof, there are no Legal Proceedings pending or, to the knowledge of such Covered Stockholder, threatened against such Covered Stockholder, or any orders, writs, injunctions, judgments, rulings or decrees of, or settlements with, any Governmental Body to which such Covered Stockholder is subject, except, in each case, for those that, individually or in the aggregate, would not reasonably be expected to (x) prevent or materially and adversely impair or otherwise adversely affect the ability of such Covered Stockholder to fully perform such Covered Stockholder’s obligations under this Agreement or (y) prevent or materially delay or adversely affect the consummation of the Transactions.

10. Disclosure.   Each Covered Stockholder hereby consents to and authorizes the publication and disclosure by Parent and the Company in the Proxy Statement or other disclosure document required by applicable Legal Requirements to be filed with the SEC or other Governmental Body in connection with this Agreement, the Merger Agreement or the transactions contemplated hereby or thereby, of such Covered Stockholder’s identity and ownership, this Agreement and the nature of such Covered Stockholder’s commitments, arrangements and understandings pursuant to this Agreement and such other information required in connection with such disclosure; provided that Parent shall (with respect to any of its disclosures) give each Covered Stockholder and his, her or its legal counsel a reasonable opportunity to review and comment on such disclosures prior to any such disclosures being made public (provided that by executing this Agreement, such Covered Stockholder hereby consents to the filing of this Agreement by the Company and Parent in the Proxy Statement or other disclosure document required by applicable Legal Requirements to be filed with the SEC or other Governmental Body in connection with this Agreement, the Merger Agreement or the transactions contemplated hereby). Parent hereby consents to and authorizes the publication and disclosure by each Covered Stockholder in any disclosure document required by applicable Legal Requirements to be filed with the SEC or other Governmental Body in connection with this Agreement, the Merger Agreement or the transactions contemplated hereby or thereby, of Parent’s identity, this Agreement and the nature of such Covered Stockholder’s commitments, arrangements and understandings pursuant to this Agreement and such other information required in connection with such disclosure; provided that the applicable Covered Stockholder shall (with respect to any of its disclosures) give Parent and its legal counsel a reasonable opportunity to review and comment on such disclosures prior to any such disclosures being made public (provided that by executing this Agreement, Parent hereby consents to the filing of this Agreement by each Covered Stockholder in any disclosure document required by applicable Legal Requirements to be filed with the SEC or other Governmental Body in connection with this Agreement, the Merger Agreement or the transactions contemplated hereby). Each Covered Stockholder shall consult with Parent before issuing, and give Parent the opportunity to review and comment upon, any press release or other public statements with respect to the transactions contemplated by this Agreement or the Merger Agreement, and shall not issue any such press release or make any such public statement prior to such consultation, except as may be required by applicable Legal Requirement or for press releases or public statements that contain disclosures with respect to such transactions that are consistent with prior disclosures by Parent or the Company.
11. No Ownership Interest.   Nothing contained in this Agreement shall be deemed to vest in Parent any direct or indirect ownership or incidence of ownership of or with respect to any Covered Shares. All ownership and economic benefits of and relating to the Covered Shares shall remain vested in and belong to the applicable Covered Stockholder, and, except as otherwise provided herein, Parent shall not have any authority to direct any Covered Stockholder in the voting or disposition of any Covered Shares. For the avoidance of doubt, each Covered Stockholder shall be entitled to any dividends or other distributions declared by the Board of Directors of the Company with respect to such Covered Stockholder’s Covered Shares having a record date prior to the Effective Time.
12. Further Assurances.   Subject to the terms and conditions of this Agreement, upon request of Parent, each Covered Stockholder shall execute and deliver such additional documents and take all such further action as may be reasonably necessary or appropriate to fulfill such Covered Stockholder’s obligations under this Agreement.
13. Stop Transfer Instructions.   At all times commencing with the execution and delivery of this Agreement and continuing until the earlier of the Expiration Date and the receipt of the Stockholder Approval, in furtherance of this Agreement, each Covered Stockholder hereby authorizes the Company or its counsel to notify the Company’s transfer agent that there is a stop transfer order with respect to all of the Covered Shares of such Covered Stockholder (and that this Agreement places limits on the voting and transfer of such Covered Shares), subject to the provisions hereof; provided, however, that any such stop transfer order and notice will immediately be withdrawn and terminated by the Company upon the earlier of the Expiration Date and the receipt of the Stockholder Approval.

14. Termination.   This Agreement, and all rights and obligations of the parties hereunder, shall terminate and shall have no further force or effect as of the Expiration Date. Notwithstanding the foregoing, (x) nothing set forth in this Section 14 or elsewhere in this Agreement shall relieve either party hereto from liability, or otherwise limit the liability of a Covered Stockholder, for any breach of this Agreement prior to such termination; and (y) this Section 14 and Sections 1, 4 and 15 (as applicable) shall survive any termination of this Agreement.
15. Miscellaneous and General.
(a) Amendments; Waivers, Etc.   This Agreement may not be amended, changed, supplemented, waived or otherwise modified, except upon the execution and delivery of a written agreement executed by each of the parties hereto. No failure or delay by any party in exercising any right, power or privilege hereunder shall operate as a waiver thereof nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power or privilege. Except as otherwise herein provided, the rights and remedies herein provided shall be cumulative and not exclusive of any rights or remedies provided by applicable Legal Requirements.
(b) Counterparts; Effectiveness.   This Agreement may be executed in any number of counterparts (including by facsimile or by attachment to electronic mail in portable document format (PDF)), each such counterpart being deemed to be an original instrument, and all such counterparts shall together constitute the same agreement, and shall become effective when one or more counterparts have been signed by each of the parties hereto and delivered to the other parties hereto.
(c) Governing Law and Venue; Waiver of Jury Trial.
(i) THIS AGREEMENT SHALL BE DEEMED TO BE MADE IN AND IN ALL RESPECTS SHALL BE INTERPRETED, CONSTRUED AND GOVERNED BY AND IN ACCORDANCE WITH THE LAW OF THE STATE OF NEVADA WITHOUT REGARD TO THE CONFLICT OF LAW PRINCIPLES THEREOF. In any action or proceeding between the parties arising out of or relating to this Agreement or any of the Transactions, each of the parties hereby (i) irrevocably and unconditionally consents and submits to the exclusive jurisdiction and venue of Eighth Judicial District Court of the State of Nevada, in and for the county of Clark; (ii) agrees that it will not attempt to deny or defeat such jurisdiction by motion or other request for leave from such court; and (iii) agrees that it will not bring any such action in any court other than Eighth Judicial District Court of the State of Nevada, in and for the county of Clark, or, if (and only if) such court finds it lacks subject matter jurisdiction, the Federal court of the United States of America sitting in Las Vegas, Nevada, and appellate courts thereof. Service of process, summons, notice or document to any party’s address and in the manner set forth in Section 15(d) shall be effective service of process for any such action.
(ii) EACH PARTY ACKNOWLEDGES AND AGREES THAT ANY CONTROVERSY WHICH MAY ARISE UNDER THIS AGREEMENT IS LIKELY TO INVOLVE COMPLICATED AND DIFFICULT ISSUES, AND THEREFORE EACH SUCH PARTY HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES ANY RIGHT SUCH PARTY MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT, OR THE TRANSACTIONS CONTEMPLATED BY THIS AGREEMENT. EACH PARTY CERTIFIES AND ACKNOWLEDGES THAT (I) NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER, (II) EACH SUCH PARTY UNDERSTANDS AND HAS CONSIDERED THE IMPLICATIONS OF THIS WAIVER, (III) EACH SUCH PARTY MAKES THIS WAIVER VOLUNTARILY, AND (IV) EACH SUCH PARTY HAS BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 15(c).

(d) Notices.   Notices, requests, instructions or other documents to be given under this Agreement shall be in writing and shall be deemed given, (i) on the date sent by e-mail of a PDF document if sent during normal business hours of the recipient, and on the next business day if sent after normal business hours of the recipient, (ii) when delivered, if delivered personally to the intended recipient, and (iii) one business day later, if sent by overnight delivery via a national courier service (providing proof of delivery), and in each case, addressed to a party at the following address for such party:
if to Parent:
Angel Holdings Godo Kaisha
8-1-5 Seikadai Seika-cho, Souraku-gun
Kyoto, 619-0238
Japan
Attention: Naoki Terasawa
Email: terasawa@angelplayingcards.com
with copies to (which shall not constitute notice):
Hogan Lovells US LLP
Attention: Christine M. Pallares
Email: christine.pallares@hoganlovells.com
Until
December 31, 2018: 875 Third Avenue
New York, NY 10022, U.S.
From and after
January 1, 2019: 390 Madison Avenue
New York, NY 10017, U.S.
and
Nishimura & Asahi
Otemon Tower, 1-1-2, Otemachi, Chiyoda-ku
Tokyo 100-8124
Japan
Attention: Hikaru Oguchi
Email: h_oguchi@jurists.co.jp
if to a Covered Stockholder, to such Covered Stockholder at the address corresponding to such Covered Stockholder’s name on Schedule 1(b), with copies to (which shall not constitute notice):
Saul Ewing Arnstein & Lehr LLP
131 Dartmouth Street, Suite 501
Boston, MA 02116, U.S.
Attention: Steven P. Eichel
Email: steven.eichel@saul.com
or to such other persons or addresses as may be designated in writing by the party to receive such notice as provided above.
(e) Entire Agreement.   This Agreement (including any Schedules hereto) constitutes the entire agreement, and supersedes all other prior agreements, understandings, representations and warranties both written and oral, among the parties hereto, with respect to the subject matter hereof.
(f) Parties in Interest; No Third Party Beneficiaries.   This Agreement shall be binding upon and inure solely to the benefit of each party hereto and their respective successors and assigns. This Agreement is not intended to, and does not, confer upon any Person other than the parties hereto any rights or remedies hereunder.

(g) Severability.   The provisions of this Agreement shall be deemed severable and the invalidity or unenforceability of any provision shall not affect the validity or enforceability of the other provisions hereof. If any provision of this Agreement, or the application thereof to any Person or any circumstance, is invalid or unenforceable, (i) a suitable and equitable provision negotiated in good faith by the parties hereto shall be substituted therefor in order to carry out, so far as may be valid and enforceable, the intent and purpose of such invalid or unenforceable provision and (ii) the remainder of this Agreement and the application of such provision to other Persons or circumstances shall not, subject to clause (i) above, be affected by such invalidity or unenforceability, except as a result of such substitution, nor shall such invalidity or unenforceability affect the validity or enforceability of such provision, or the application thereof, in any other jurisdiction.
(h) Interpretation.
(i) The Section headings or captions herein are for convenience of reference only, do not constitute part of this Agreement and shall not be deemed to limit or otherwise affect any of the provisions hereof. Where a reference in this Agreement is made to a Section or Schedule, such reference shall be to a Section of or Schedule to this Agreement unless otherwise indicated. Whenever the words “include”, “includes” or “including” are used in this Agreement, they shall be deemed to be followed by the words “without limitation”. The words “hereof”, “herein” and “hereunder” and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement. The word “or” when used in this Agreement is not exclusive. The word “extent” in the phrase “to the extent” shall mean the degree to which a subject or other thing extends, and such phrase shall not mean simply “if”. All terms defined in this Agreement shall have the defined meanings when used in any certificate or other document made or delivered pursuant hereto unless otherwise defined therein. The definitions contained in this Agreement are applicable to the singular as well as the plural forms of such terms and to the masculine as well as to the feminine and neuter genders of such term. Any statute defined or referred to herein means such statute as from time to time amended, modified or supplemented, including by succession of comparable successor statutes. Any agreement or instrument defined or referred to herein includes all attachments thereto and instruments incorporated therein.
(ii) The parties have participated jointly in negotiating and drafting this Agreement. In the event that an ambiguity or a question of intent or interpretation arises, this Agreement shall be construed as if drafted jointly by the parties, and no presumption or burden of proof shall arise favoring or disfavoring any party by virtue of the authorship of any provision of this Agreement.
(i) Assignment.   This Agreement shall not be assignable by operation of law or otherwise without the prior written consent of each of the parties. Any assignment in contravention of the preceding sentence shall be null and void.
(j) Specific Performance.   The parties hereto acknowledge and agree that irreparable damage would occur and that the parties would not have any adequate remedy at law if any provision of this Agreement were not performed in accordance with its specific terms or were otherwise breached, and that monetary damages, even if available, would not be an adequate remedy therefor. It is accordingly agreed that Parent shall be entitled to an injunction or injunctions to prevent breaches of this Agreement and to enforce specifically the performance of the terms and provisions hereof in accordance with Section 15(c), without proof of actual damages (and each party hereby waives any requirement for the security or posting of any bond in connection with such remedy), this being in addition to any other remedy to which they are entitled at law or in equity. The parties further agree not to assert that a remedy of specific enforcement is an unenforceable, invalid, contrary to applicable Legal Requirements or inequitable remedy for any reason, and not to assert that a remedy of monetary damages would provide an adequate remedy for any such breach or that Parent otherwise has an adequate remedy at law.
[Signatures Follow]

IN WITNESS WHEREOF, the undersigned have executed and caused to be effective this Agreement as of the date first written above.
ANGEL HOLDINGS GODO KAISHA
By:
/s/ Yasushi Shigeta

Name: Yasushi Shigeta
Title: Representative Member
[Signature Page to Voting Agreement]

HOLDING WILSON, S.A.
By:
/s/ Alain Thieffry

Name: Alain Thieffry
Title: President
[Signature Page to Voting Agreement]

ELISABETH CARRETTÉ

/s/ Elisabeth Carretté

[Signature Page to Voting Agreement]

Exhibit 1(b)
Covered Shares
Name and Address	Number of Shares
HOLDING WILSON, S.A. 3, Avenue du Président Wilson Paris 75116 France Attention: Alain Thieffry Email: amthieff@gmail.com	4,048,124 Shares
ELISABETH CARRETTÉ 3, Avenue du Président Wilson Paris 75116 France	20,102 Shares

Annex C
November 27, 2018
Gaming Partners International Corporation
3945 West Cheyenne Avenue
North Las Vegas, Nevada
Attn: Martin A. Berkowitz and Robert J. Kelly, Special Transaction Committee
Dear Members of the Special Transaction Committee of the Board of Directors:
We understand that Gaming Partners International Corporation, a Nevada corporation (“GPI”), Angel Playing Cards Co., Ltd (“Parent”), and a Nevada corporation and wholly owned subsidiary of Parent (“Merger Sub”) intend to enter into an Agreement and Plan of Merger (the “Merger Agreement”), which provides for, among other things, Parent’s acquisition of GPI through a reverse merger (the “Transaction”) pursuant to which Merger Sub will merge with and into GPI, whereby GPI will be the surviving corporation and become a wholly-owned subsidiary of Parent, and each outstanding share of common stock, par value $0.01 per share, of GPI (the “Company Common Stock”), other than any shares of Company Common Stock held by GPI, Parent, Merger Sub or any of their respective direct or indirect wholly owned subsidiaries (the “Excluded Shares”), will be converted into the right to receive $13.75 per share in cash (the “Merger Consideration”). The terms and conditions of the Transaction are more fully set forth in the Merger Agreement. Terms used herein without definition have the meanings ascribed to them in the Merger Agreement.
You have requested our opinion (the “Opinion”), as of the date hereof, with respect to the fairness, from a financial point of view, to GPI’s stockholders (other than holders of the Excluded Shares or shares of Company Common Stock held, beneficially or of record, by the parties to the Voting Agreement (other than Parent)), of the Merger Consideration to be received by such stockholders pursuant to the Merger Agreement in connection with the Transaction.
In arriving at the Opinion set forth below, we have, among other things:
•
Conducted a due diligence visit to GPI’s corporate headquarters in North Las Vegas, Nevada on November 6, 2018;

•
Discussed with the management of GPI the operations and prospects of GPI, including the historical financial performance and trends in the results of operations of GPI;

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Reviewed a draft of the Merger Agreement dated November 20, 2018, including the financial terms of the Transaction;

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Participated in discussions among representatives of GPI and its advisors regarding the Transaction;

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Reviewed certain business, financial and other information regarding GPI that was publicly available or furnished to us by GPI;

•
Reviewed certain financial projections prepared by the management of GPI that were approved for our use by GPI’s management team;

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Reviewed the historical prices, implied trading multiples and trading volumes of GPI’s common stock;

•
Compared certain business, financial and other information regarding GPI that was publicly available or was furnished to us by GPI with publicly available business, financial and other information regarding certain publicly traded companies that we deemed relevant;

•
Compared the proposed financial terms of the Merger Agreement with the financial terms of certain other business combinations and transactions that we deemed relevant;

•
Prepared a discounted cash flow analysis of GPI based upon the financial forecasts and estimates referred to above and assumptions relating thereto discussed with and confirmed as reasonable by the management of GPI; and

•
Considered other information, such as financial studies, analyses, and investigations, as well as financial, economic and market criteria, that we deemed relevant

In preparing this Opinion, at your direction, we have relied, without assuming responsibility or liability for independent verification, upon the accuracy and completeness of all financial and other information available from public sources and all other information provided to us or otherwise discussed with or reviewed by us. We have assumed, at your direction and with your consent, that the financial and other projections prepared by GPI management and the assumptions underlying those projections, including the amounts and the timing of all financial and other performance data, have been reasonably prepared in accordance with industry practice and represent GPI management’s best estimates and judgments as of the date of their preparation. We have assumed at your direction no responsibility for and express no opinion as to such analyses or forecasts or the assumptions on which they are based. We have also assumed that there have been no material changes in the assets, financial condition, results of operations, business or prospects of GPI since the respective dates of the last financial statements made available to us. We have further relied, with your consent, upon the assurances of the management of GPI that it is not aware of any facts that would make the information and projections provided by them inaccurate, incomplete or misleading.
In connection with rendering our Opinion, we performed a variety of financial analyses. The preparation of a fairness opinion involves various determinations as to the most appropriate and relevant methods of financial analysis and the application of these methods to the particular circumstances and, therefore, such an opinion is not readily susceptible to a partial analysis or summary description. Accordingly, notwithstanding the analyses summarized herein, we believe that our analyses must be considered as a whole and that selecting portions of the analyses and factors considered by them, without considering all such analyses and factors, or attempting to ascribe relative weights to some or all such analyses and factors, could create an incomplete view of the evaluation process underlying the Opinion.
We have not been asked to undertake, and have not undertaken, an independent verification of any information provided to or reviewed by us, nor have we been furnished with any such verification and we do not assume any responsibility or liability for the accuracy or completeness thereof. We did not make an independent evaluation or appraisal of the assets or the liabilities (contingent or otherwise) of GPI including those which may arise from the Transaction, nor have we evaluated the solvency of GPI under any state or federal laws. We have undertaken no independent analysis of any pending or threatened litigation, possible unasserted claims or other contingent liabilities to which either the GPI is a party or may be subject and our Opinion makes no assumption concerning, and therefore does not consider, the possible assertion of claims, outcomes or damages arising out of any such matters.
We also have assumed, with your consent, that the final executed forms of the Merger Agreement will not differ in any material respects from the latest draft provided to us, and the consummation of the Transaction will be effected in accordance with the terms and conditions of the Merger Agreement, without waiver, modification or amendment of any material term, condition or agreement, and that, in the course of obtaining the necessary regulatory or third party consents and approvals (contractual or otherwise) for the Transaction, no delay, limitation, restriction or condition will be imposed that would have an adverse effect on GPI or the contemplated benefits of the Transaction. In addition, events occurring after the date hereof could materially affect the assumptions used in preparing this Opinion, however, we do not have any obligation to reaffirm this Opinion. We are not legal, tax or regulatory advisors and have relied upon, without independent verification, the assessment of GPI and its legal, tax and regulatory advisors with respect to such matters.

Our Opinion is limited to the fairness, from a financial point of view, as of the date hereof, to GPI’s stockholders (other than holders of the Excluded Shares or shares of Company Common Stock held, beneficially or of record, by the parties to the Voting Agreement (other than Parent)) of the Merger Consideration to be received by such stockholders pursuant to the Merger Agreement in connection with the Transaction, and we express no opinion as to the fairness of the Transaction to the holders of any other class of securities, creditors or other constituencies of GPI or as to the underlying decision by GPI to engage in the Transaction. Our Opinion does not address any other aspect or implication of the Transaction, the Merger Agreement, or any other agreement or understanding entered into in connection with the Transaction or otherwise. We also express no opinion as to the fairness of the amount or nature of the compensation to any of GPI’s officers, directors or employees, or any class of such persons, relative to the Merger Consideration. We express no opinion as to the prices or trading ranges at which GPI’s common stock will trade at any time before consummation of the Transaction. Furthermore, we are not expressing any opinion as to the impact of the Transaction on the solvency or viability of GPI, or the ability of GPI to pay its obligations when they become due before consummation of the Transaction.
Our Opinion is necessarily based upon economic, market, monetary, regulatory and other conditions as they exist and can be evaluated, and the information made available to us, as of the date hereof. We assume no responsibility for updating or revising our Opinion based on circumstances or events occurring after the date hereof.
This Opinion is provided to the Special Transaction Committee of Board of Directors of GPI in connection with and for the purposes of its evaluation of the Transaction. It does not address GPI’s underlying business decision to effect the Transaction and it is not a recommendation as to any action the Board of Directors should take with respect to the Transaction or any aspect thereof. It is further understood that this Opinion may not be used for any other purpose, nor may it be reproduced, disseminated, quoted or referred to at any time, in whole or in part, in any manner or for any purpose, without our prior written consent, except as otherwise provided in our engagement letter with GPI.
This Opinion has been approved by our fairness opinion committee in accordance with established procedures. We are entitled to a fee for providing this Opinion, no portion of which is contingent upon the conclusions reached in the Opinion or the close of the Transaction. GPI has agreed to indemnify us against certain liabilities associated with the issuance of this Opinion.
In the ordinary course of our and our affiliates’ businesses, we and our affiliates may actively trade or hold the securities of GPI and their affiliates for our or their own account or for others and, accordingly, we may at any time hold a long or short position in such securities.
Based on and subject to the foregoing, we are of the opinion that, as of the date hereof, the Merger Consideration to be received pursuant to the Merger Agreement by the stockholders of GPI (other than holders of the Excluded Shares or shares of Company Common Stock held, beneficially or of record, by the parties to the Voting Agreement (other than Parent)) is fair to such stockholders from a financial point of view.
Very truly yours,
B. Riley FBR, Inc.

PRELIMINARY COPY — SUBJECT TO COMPLETION

SPECIAL MEETING OF STOCKHOLDERS OF
Gaming Partners International Corporation
[•], 2019
VOTE BY INTERNET — www.proxyvote.com
Use the Internet to transmit your voting instructions and for electronic delivery of information until 11:59 p.m. local the day before the meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.
VOTE BY PHONE — 800-690-6903
Use any touch-tone telephone to transmit your voting instructions until 11:59 p.m. local time the day before the meeting date. Have your proxy card in hand when you call and then follow the instructions.
VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to [•].
THE BOARD OF DIRECTORS unanimously RECOMMENDS THAT YOU VOTE “FOR” PROPOSALS 1 AND 2. PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE
ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR
BLACK INK AS SHOWN HERE ☒
1.	The approval of the merger agreement, thereby approving the transactions contemplated thereby, including the merger.	FOR ☐	AGAINST ☐	ABSTAIN ☐
2.	The proposal to approve the adjournment of the special meeting if necessary or appropriate in the view of the GPIC board of directors to solicit additional proxies if there are not sufficient votes at the time of the special meeting to approve the merger agreement.	FOR ☐	AGAINST ☐	ABSTAIN ☐
This proxy when properly executed will be voted as directed herein by the undersigned stockholder. If no direction is made, this proxy will be voted FOR Proposals 1 and 2.
The undersigned acknowledges receipt from GPIC before the execution of this proxy of the Notice of Special Meeting and Proxy Statement.
MARK “X” HERE IF YOU PLAN TO ATTEND THE MEETING.	☐
To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method.	☐
Signature of Stockholder	Date:	Signature of Stockholder	Date

Note:   Please sign exactly as your name or names appear on this proxy. When shares are held jointly, each holder should sign. When signing as an executor, administrator, attorney, trustee or guardian, please give your full title as such. If signatory is a corporation or company, please sign the full corporate name by a duly authorized officer. If signatory is a partnership, please sign in partnership name by an authorized person.

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting:
The Notice and Proxy Statement are available at www.proxyvote.com
GAMING PARTNERS INTERNATIONAL CORPORATION
3945 West Cheyenne Avenue, Suite 208
North Las Vegas, Nevada 89032

Proxy for Special Meeting of Stockholders on [•], 2019
Solicited on Behalf of the Board of Directors
The undersigned hereby appoints each of Alain Thieffry and Ben Comin, or either of them, as the undersigned’s proxies, each with full power of substitution and power to act alone, to represent and vote as designated on the reverse side, all the shares of common stock of Gaming Partners International Corporation held of record by the undersigned on [•], 2019 at the special meeting of stockholders to be held at [•] on [•], 2019, and any adjournment or postponement thereof.
The availability of this proxy is governed by Nevada law. This proxy does not revoke any prior powers of attorney except for prior proxies with respect to the shares of GPIC common stock represented by this proxy given in connection with this special meeting.
(Continued and to be signed on the reverse side)